                                                                   EXHIBIT 10.48

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-AAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.


AGTA-AAL
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                                TABLE OF CONTENTS

                                                                                                 PAGE
     ARTICLES                                                                                   NUMBER
     --------                                                                                   ------
        1.          Subject Matter of Sale                                                        1

        2.          Price, Taxes and Payment                                                      2

        3.          Regulatory Requirements and Certificates                                      3

        4.          Detail Specification; Changes                                                 5

        5.          Representatives, Inspection, Flight Tests, Test Data
                    and Performance Guarantee Compliance                                          5

        6.          Delivery                                                                      8

        7.          Excusable Delay                                                               8

        8.          Risk Allocation/Insurance                                                    10

        9.          Assignment, Resale or Lease                                                  11

        10.         Termination for Certain Events                                               14

        11.         Notices                                                                      14

        12.         Miscellaneous                                                                15

     EXHIBITS

         A          Buyer Furnished Equipment Provisions Document

         B          Customer Support Document

         C          Product Assurance Document

         D          Escalation Adjustment to Airframe Price and Optional Features Price


APPENDICES

         I          Sample Insurance Certificate

        II          Sample Purchase Agreement Assignment

        III         Sample Manufacturer's Consent and Agreement to Assignment of
                    Warranties

        IV          Sample Post-Delivery Sale Notice

         V          Sample Contractor Confidentiality Agreement

        VI          Sample Bill of Sale



                                        i


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                        AIRCRAFT GENERAL TERMS AGREEMENT

                                   Relating to

                                 BOEING AIRCRAFT


             This Aircraft General Terms Agreement Number (hereinafter, together with its exhibits, appendices and letter agreements referred to as the
AGTA) dated as of October ____, 1997, between The Boeing Company (hereinafter, together with its successors and permitted assigns referred to as Boeing) and American Airlines, Inc. (hereinafter, together with its successors and permitted assigns referred to as Customer) will apply to all Boeing Aircraft and related goods and services contracted for purchase between Boeing and Customer pursuant to any purchase agreement which expressly incorporates the terms and conditions of the AGTA. Capitalized terms used herein but not otherwise defined in this AGTA shall have the meanings assigned thereto in Exhibit C to the applicable purchase agreement referenced in the preceding sentence.

Article 1.   Subject Matter of Sale.

             1.1 Aircraft and Related Goods and Services. Boeing will manufacture and sell to Customer and Customer will purchase from Boeing, under the applicable Purchase Agreement, Aircraft and other things. The "other things" referred to in the preceding sentence shall mean data, documents, software, training, tools, parts, systems, accessories, equipment, services, and things which are not installed in and therefore are not part of the Aircraft.

             1.2 Buyer Furnished Equipment. The Buyer Furnished Equipment Provisions Document attached as Exhibit A hereto contains the obligations of Customer and Boeing with respect to equipment, parts, accessories, and other things purchased and provided by Customer, which Boeing will receive, inspect, store and install in an Aircraft before delivery to Customer. This equipment is defined as Buyer Furnished Equipment (BFE).

             1.3 Customer Support. The Customer Support Document attached as Exhibit B hereto contains the obligations of Boeing relating to data, documents, software, training, services and other things required for operation, maintenance, and engineering in support of the Aircraft and Customer.

             1.4 Product Assurance. The Product Assurance Document attached as Exhibit C hereto contains the obligations of Boeing and the suppliers of equipment installed in each Aircraft at delivery or provided thereafter pursuant to the Product Assurance Document relating to warranties, patent indemnities, software copyright indemnities, Boeing interface commitments, service life policies, and other things.


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Article 2.   Price, Taxes and Payment.

             2.1 Price.

                         2.1.1 Airframe Price.  Airframe Price is defined as the
price of the airframe for a specific model of Aircraft described in a Purchase Agreement. (For Model 737-600, 737-700 and 737-800 aircraft, the Airframe Price includes Engine Price.)

                         2.1.2 Optional Features Prices.  Optional Features
Prices are defined as the prices for Optional Features selected in writing by Customer for a specific model of Aircraft and described in a Purchase Agreement.

                         2.1.3 Engine Price.  Engine Price is defined as the
price set by the Engine Supplier for a specific Engine to be installed on the model of Aircraft described in a Purchase Agreement (not applicable to Models 737-600, 737-700 and 737-800 aircraft).

                         2.1.4 Aircraft Basic Price.  Aircraft Basic Price is
defined as the sum of the Airframe Price, the Engine Price (for Models 737-600, 737-700 and 737-800 aircraft, the Engine Price is included in the Airframe Price) and the Optional Features Prices.

                         2.1.5 Escalation Adjustment.  Escalation Adjustment is
defined as the aggregate price adjustment to the Airframe Price (for Models 737-600, 737-700 and 737-800 aircraft, the Engine Price is included in the Airframe Price), Optional Features Prices, and Engine Price (for other than 737 models). The price adjustment to the Airframe Price and Optional Features Prices will be calculated using the economic price formula contained in the Escalation Adjustment to Airframe Price and Optional Features Price Document attached as Exhibit D hereto (Airframe Escalation Adjustment Document). The price adjustment to the Engine Price (not applicable to Model 737-600, 737-700 and 737-800 aircraft) will be calculated using the economic price formula contained in Supplemental Exhibit EE1 to the applicable Purchase Agreement.

                         2.1.6 Advance Payment Base Price.  Advance Payment Base
Price is the amount set forth in Table 1 to the applicable Purchase Agreement and is intended to be an estimate of the Aircraft Price to be used solely for calculation of the amount of the Advance Payment in respect of an Aircraft. The Advance Payment Base Price is determined using commercial forecasts for the indices used in the calculation of the Escalation Adjustment. Such amount may be adjusted from time to time in accordance with provisions of the applicable Purchase Agreement.

                         2.1.7 Aircraft Price.  Aircraft Price is defined as the
total amount Customer is to pay for an Aircraft which is the sum of the Aircraft Basic Price, the Escalation Adjustment and other price adjustments made pursuant to the applicable Purchase Agreement.



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             2.2 Taxes. Taxes are defined as all taxes, fees, charges or duties and any interest, penalties, fines or other additions to tax (other than any such interest, penalties, fines or additions resulting from the failure of Boeing to pay any such tax, unless such nonpayment is directed in writing by Customer), including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer and similar taxes, imposed on Boeing by any domestic or foreign taxing authority arising out of or in connection with the sale, delivery, transfer or storage for the benefit of Customer of any aircraft, BFE, or goods and services furnished under the applicable Purchase Agreement. Except for U.S. federal income taxes and Washington State business and occupation taxes imposed on Boeing, Customer will be responsible for filing all tax returns, reports and declarations and for paying all Taxes.

If claim is made against Boeing for any such tax, Boeing will promptly notify Customer. If seasonably requested by Customer in writing, Boeing will, at Customer's expense, take such action as Customer may reasonably direct with respect to such claim, and any payment by Boeing of such tax shall be made under protest, if protest is necessary and proper. If payment is made, Boeing will, at Customer's expense, take such action as Customer may reasonably direct to recover such payment and shall, if requested, permit Customer in Boeing's name to file a claim or prosecute an action to recover such payment.

             2.3 Payment.

                         2.3.1 Advance Payment Schedule.  Customer will make
Advance Payments to Boeing for each Aircraft in the amounts and on the dates indicated in the Advance Payment schedule set forth in the applicable Purchase Agreement.

                         2.3.2 Payment at Delivery.  The amounts of the Advance
Payments including any Deposits paid prior to delivery by Customer for an Aircraft will be applied to the Aircraft Price at delivery of each such Aircraft. Any unpaid balance of the Aircraft Price is due at the time of delivery of each Aircraft.

                         2.3.3 Form of Payment.  Customer will make all payments
to Boeing under the applicable Purchase Agreement by unconditional deposit of United States Dollars in a bank account in the United States mutually acceptable to Customer and Boeing.

                         2.3.4 Monetary and Government Regulations.  Customer is
responsible for complying with all monetary control regulations applicable to Customer, and for obtaining necessary governmental authorizations related to payments obligations under this Article 2.

Article 3.   Regulatory Requirements and Certificates.

             3.1 Certificates. Boeing will manufacture each Aircraft to conform to the appropriate Type Certificate for the specific model of Aircraft and will obtain from the



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FAA and furnish to Customer at delivery of each Aircraft a Standard
Airworthiness Certificate. Boeing will provide to Customer the Standard Airworthiness Certificate at Boeing's expense except as provided in Sections 3.2 and 3.3 herein.

Boeing shall obtain any additional certificates required to be obtained by the manufacturer of commercial aircraft to permit operation of the Aircraft under those requirements of the FAA regulations generally applicable to aircraft manufacturers.

If the use of any of the certificates identified in this Article 3 (Certificates) is discontinued during the performance of this AGTA, thereafter reference to such discontinued Certificates will be deemed a reference to any other certificate or instrument issued by the FAA which corresponds to such Certificate or, if there should not be any such other certificate or instrument, then Boeing will be deemed to have obtained such discontinued Certificate upon demonstrating that each Aircraft complies substantially with the FAA requirements for such discontinued Certificate.

             3.2 FAA Manufacturer Changes.

                         3.2.1 Definition of Manufacturer Change.  A
Manufacturer Change is defined as any change or modification to or testing of an Aircraft required by any United States Governmental Authority including the FAA pursuant to any United States law or Governmental Regulation or requirement or interpretation thereof by any United States Governmental Authority in order to obtain the Standard Airworthiness Certificate or to obtain the Type Certificate.

                         3.2.2 Incorporation of Manufacturer Change.  Any
Manufacturer Change will be incorporated in each Aircraft prior to delivery. All such Manufacturer Changes shall be at no charge to Customer unless (i) the requirement is enacted after the date of the applicable Purchase Agreement, and
(ii) the affected Aircraft is scheduled for delivery to Customer more than eighteen (18) months after the date of such Purchase Agreement or after the issuance of the Type Certificate for the model of aircraft, whichever is later, in which event Customer will pay Boeing's reasonable price for such change incorporated in an Aircraft.

             3.3 FAA Operator Changes.

                         3.3.1 Definition of Operator Changes.  Operator Changes
are defined as changes that are required by Federal Aviation Regulations which
(i) are generally applicable to transport category aircraft to be used in United States certified air carriage and (ii) require compliance on or before the date of delivery of the Aircraft. Boeing will deliver each Aircraft with, at Boeing's option, the Operator Changes incorporated or with suitable provisions for the incorporation of Operator Changes as set forth in the applicable Detail Specification. Boeing agrees to use all commercially reasonable efforts to deliver the Aircraft with the Operator Changes incorporated.


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                         3.3.2 Cost of Operator Changes.  Customer will pay
Boeing's reasonable price for any Operator Changes incorporated in an Aircraft.

                         3.3.3 No Waiver.  Nothing contained in this Article 3
shall be construed so as to impair any obligation of Boeing under any warranty and other provisions contained in the Product Assurance Document.

Article 4.   Detail Specification; Changes.

             4.1 Configuration Changes. The Detail Specification is defined as the Boeing document, as amended from time to time, that describes the configuration of each Aircraft purchased by Customer and which is referenced in Table 1 of each Purchase Agreement. The Aircraft will be manufactured by Boeing in accordance with the applicable Detail Specification. The Detail Specification for each Aircraft may be amended (i) by Boeing to reflect the incorporation of Manufacturer Changes and Operator Changes or (ii) by the mutual written agreement of the parties. Prior to making any amendment to the Detail Specification in accordance with this Section 4.1, Boeing will furnish the Customer with a written notice describing the particular changes to be made and any effect on design, performance, weight, balance, interchangeability, replaceability, time of delivery, Aircraft Basic Price, Aircraft Price and Advance Payment Base Price. Boeing will also notify Customer, to the extent Boeing is aware, of effects of changes in operations and maintainability of the Aircraft.

             4.2 Development Changes. Development Changes are defined as changes to Aircraft that do not affect the Aircraft Price or delivery, and do not adversely affect guaranteed weight, guaranteed performance or compliance with the interchangeability or replaceability requirements set forth in the applicable Detail Specification. Boeing may, at its option, incorporate Development Changes into the Detail Specification and into an Aircraft prior to delivery to Customer. Development Changes are changes deemed necessary to correct defects, improve the Aircraft, prevent delay, or insure compliance with the applicable Purchase Agreement.

             4.3 Change Notices. Boeing will promptly notify Customer of any amendments to the Detail Specification. Such notice will set forth a written explanation of Boeing's reasons for making such amendment and furnish revised pages for the Detail Specification.

Article 5. Representatives, Inspection, Flight Tests, Test Data and Performance Guarantee Compliance.

             5.1 Office Space. Twelve (12) months before delivery of the first Aircraft purchased, and continuing until the delivery of the last Aircraft on firm order, Boeing will furnish, free of charge, suitable office space and reproduction and communications equipment (including computer communication access) for the accommodation of up to


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five (5) representatives of Customer in or conveniently located near the applicable assembly plant and/or delivery center as applicable.

             5.2 Inspection. Boeing's manufacture of the Aircraft, and all components obtained by Boeing therefor, shall at all reasonable times be open to inspection by any duly authorized representatives of Customer; provided, however, if access to any part of Boeing's plant where manufacture is in progress or components are stored is restricted by the United States Government, Boeing will be allowed a reasonable time to make the items available for inspection elsewhere than in the restricted area. All inspections by Customer's representatives shall be performed in such manner as not to unduly delay or hinder manufacture or performance by Boeing. The representations, warranties, indemnities and agreements of Boeing made in this AGTA or the applicable Purchase Agreement shall not be affected or deemed waived by reason of any investigation made by Customer pursuant to this Section 5.2. Customer shall not have any duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection.

             5.3 Demonstration Flights. Prior to delivery, Boeing will fly each Aircraft (not less than one and one-half (1-1/2) hours nor more than the number of hours reasonably necessary to effect corrections to any defect in the functioning of the Aircraft and its equipment) to reasonably demonstrate to Customer the functioning of the Aircraft and its equipment following Boeing's production flight test procedures (to the extent provided to and reasonably approved by Customer prior to such flight test). During such demonstration flight, a pilot of Customer may conduct routine flight maneuvers and tests as may be reasonably required to demonstrate to Customer the functioning of the Aircraft and its equipment, subject to the supervision and operational control of Boeing flight test personnel. Customer may designate up to five (5) representatives (or more if consented to by Boeing) to participate as observers on such flight. Boeing will give Customer reasonable prior notice of the demonstration flight.

             5.4 Test Data; Performance Guarantee Compliance. Performance Guarantees are defined as the written guarantees in the applicable Purchase Agreement regarding the operational performance of an Aircraft. Boeing represents to Customer that at the time of delivery to Customer, each Aircraft shall conform to and comply with all Performance Guarantees. An Aircraft will be deemed to conform to and comply with the Performance Guarantees if reasonable engineering interpretations and calculations based on the flight test data establish that such Aircraft would, if actually flown, comply with the Performance Guarantees. Boeing will furnish to Customer, as soon as practicable, but not later than the date of delivery of the first Aircraft, flight test data obtained on an aircraft of the same model type to evidence compliance with such Performance Guarantees. Boeing will make best reasonable efforts to supply the guarantee compliance document to Customer at least ten (10) days prior to delivery of the first Aircraft of each model type.



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             5.5 Special Aircraft Test Requirements.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Article 6.   Delivery.

             6.1 Notice of Delivery Dates. Boeing will notify Customer of the delivery date of each Aircraft at least thirty (30) days before the scheduled delivery date. Each Aircraft shall be delivered to Customer assembled and completed, per the Detail Specification, and ready for flight and in good operating condition.

             6.2 Place of Delivery. Each Aircraft will be delivered at a facility selected by Boeing in the State of Washington, unless otherwise mutually agreed in writing. Consent to such agreement shall not be unreasonably withheld.

             6.3 Bill of Sale; Records. At delivery of an Aircraft, Boeing will provide Customer a warranty bill of sale, substantially in the form of Appendix VI attached, duly conveying to Customer good title to such Aircraft, free and clear of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title and other records relating to such Aircraft as Customer may reasonably request. Title to and risk of loss of each Aircraft shall pass from Boeing to Customer upon delivery of such Aircraft but not prior thereto.

             6.4 Delay. If Customer delays acceptance of an Aircraft by more than ten (10) days beyond the scheduled delivery date, Customer will reimburse Boeing for all reasonable costs incurred by Boeing as a result of such delay. Boeing will use reasonable efforts to mitigate costs and expenses incurred by Boeing as a result of any delay in delivery of an Aircraft due to Customer's responsibility.

Article 7.   Excusable Delay.

             7.1 General. Boeing will not be liable for any delay in delivery of an Aircraft or other performance under the applicable Purchase Agreement only to the extent caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities affecting materials, facilities, or completed aircraft; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; or (vi) any other cause to the extent such cause is beyond Boeing's control and not occasioned by Boeing's fault or negligence. A delay resulting from any such cause is defined as an Excusable Delay.

             7.2 Notice. Boeing will notify Customer in writing, as soon as possible, of the revised delivery month as soon as Boeing concludes that an Aircraft will be delayed beyond the Scheduled Delivery Month due to an event or events of Excusable Delay.


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Boeing will use reasonable efforts to mitigate any Excusable Delay and resume performance.

             7.3 Delay in Delivery of Twelve Months or Less. If the revised delivery month is twelve (12) months or less after the Scheduled Delivery Month, Customer will accept such Aircraft when tendered for delivery, subject to the following:

                         7.3.1 The calculation of the Escalation Adjustment will
be based on the originally Scheduled Delivery Month.

                         7.3.2 The Advance Payment schedule will be adjusted to
reflect the revised delivery month.

                         7.3.3 All other provisions of the applicable Purchase
Agreement, including the BFE on-dock dates (unless Boeing and Customer otherwise agreed to different dates) for the delayed Aircraft, are unaffected by an Excusable Delay.

             7.4 Delay in Delivery of More Than Twelve Months. If the revised delivery month in such notice is more than twelve (12) months after the Scheduled Delivery Month, either party may terminate the applicable Purchase Agreement with respect to such Aircraft within thirty (30) days of receipt of such notice. If Customer does not terminate the applicable Purchase Agreement with respect to such Aircraft, all terms of the applicable Purchase Agreement will remain in effect.

             7.5 Aircraft Damaged Beyond Repair. If an Aircraft is destroyed or damaged beyond repair for any reason before delivery, Boeing will notify Customer in writing as soon as possible but no later than thirty (30) days after such event, and such notice will specify the earliest month possible, consistent with Boeing's other contractual commitments and production capabilities, in which Boeing can deliver a replacement. Customer will have thirty (30) days from receipt of such notice to elect to have Boeing manufacture a replacement aircraft under the same terms and conditions of purchase, except that the calculation of the Escalation Adjustment will be based upon the Scheduled Delivery Month, or, failing such election, the applicable Purchase Agreement will terminate with respect to such Aircraft. Boeing will not be obligated to manufacture a replacement aircraft if it requires the reactivation of the production line for the specific model of aircraft so damaged.

             7.6 Termination. Termination under this Article 7 will discharge all obligations and liabilities of Boeing and Customer with respect to any Aircraft and all related undelivered items and services terminated under the applicable Purchase Agreement, except that Boeing will return to Customer, without interest, an amount equal to all Advance Payments paid by Customer for the terminated Aircraft. If Customer terminates the applicable Purchase Agreement as to any Aircraft, Boeing may elect, by written notice to Customer within thirty (30) days, to purchase from Customer any BFE


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related to the terminated Aircraft, at the invoice prices paid, or contracted to be paid, by Customer.

             7.7 Exclusive Rights. The termination rights in this Article 7 are in substitution for all other rights of termination or any claim arising by operation of law by virtue of delays in performance covered by this Article 7.

Article 8.   Risk Allocation/Insurance.

             8.1 Title and Risk with Boeing.

                         8.1.1 Boeing's Indemnification of Customer.  Until
transfer of title to an Aircraft to Customer, Boeing will indemnify and hold Customer and Customer's observers harmless from and against all claims and liabilities, including all expenses and attorneys' fees incident thereto or incident to establishing the right to indemnification, for injury to or death of any person(s), including employees of Boeing but not employees of Customer, or for loss of or damage to any property, including an Aircraft, arising out of or in any way related to the operation of an Aircraft during all demonstration and test flights conducted under the provisions of the applicable Purchase Agreement, whether or not arising in tort or occasioned by the negligence of Customer or any of Customer's observers.

                         8.1.2 Definition of Customer.  For the purpose of this
Section 8.1, "Customer" is defined as American Airlines, Inc., its divisions, subsidiaries, Affiliates, the assignees of each and their respective directors, officers, employees and agents.

             8.2 Title and Risk with Customer.

                         8.2.1 Insurance Requirements.  Customer will purchase
insurance and provide a certificate of such insurance that names Boeing as an additional insured only on the liability policy (for hull, only waiver of subrogation required) and otherwise complies with all requirements of the attached Appendix I. Customer will provide such certificate of insurance at least thirty (30) days before the scheduled delivery of the first Aircraft under the applicable Purchase Agreement. The insurance certificate will reference each Aircraft delivered to Customer pursuant to the applicable Purchase Agreement. Annual renewal certificates will be submitted to Boeing before the expiration of the policy periods. The form of the insurance certificate, attached as Appendix I, states the terms, limits, provisions and coverages required by this Section 8.2.1.

                         8.2.2 Customer's Indemnification of Boeing.  If
Customer fails to comply with any of the insurance requirements of Section 8.2.1 or any of the insurers fails to pay a claim covered by the insurance or otherwise fails to meet any of its obligations required by Section 8.2.1, Customer will indemnify and hold Boeing harmless from and against all claims and liabilities, including all expenses and attorneys' fees incident thereto or incident to successfully establishing the right to indemnification, for injury or death of




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any person, including employees of Customer but not employees of Boeing, or for loss or damage to any property, including an Aircraft, arising out of or in any way relating to training, services or other things provided under the Customer Support Document and the applicable Purchase Agreement, whether or not arising in tort or occasioned by the negligence of Boeing. This indemnity will not apply to legal liability to persons or parties (other than Customer or Customer's assignees) arising out of an accident caused solely by a product defect in an aircraft.

Any claim received by or suit instituted against Boeing for which indemnification by Customer is sought under the provisions of this Section 8.2.2 shall be reported to Customer promptly in writing. Upon Customer's receipt of Boeing's tender of the claim or suit to Customer hereunder, Customer shall have the option at any time to conduct negotiations with respect to settlement of the claim or suit, to intervene in any suit, and to assume, conduct or control the defense thereof.

                         8.2.3 Definition of Boeing.  For purposes of this
Section 8.2, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, assignees of each and their respective directors, officers, employees and agents.

Article 9.   Assignment, Resale or Lease.

             9.1 Assignment. The Purchase Agreement is for the benefit of and binding upon each of the parties and their respective successors and assigns. No rights or duties of either party may be assigned or delegated, or contracted to be assigned or delegated, without the prior written consent of the other party, except as permitted by Sections 9.1.1 through 9.1.5 and by Sections 9.2 and 9.3 of this AGTA:

                         9.1.1 Either party may assign its interest to a
corporation that (i) results from any merger, consolidation or reorganization of such party, (ii) acquires substantially all the assets of such party or (iii) into which such party may be merged or with which it may be consolidated;

                         9.1.2 Boeing may assign its rights to receive money;
and

                         9.1.3 Boeing may assign any of its rights and duties
under the Purchase Agreement to any wholly-owned subsidiary of Boeing, provided that (i) such assignment shall be effective in accordance with its terms as to each such Aircraft, spare part or other thing to be delivered hereunder, (ii) if Boeing assigns its rights and obligations under the Purchase Agreement or assigns title to any Aircraft, spare part or other thing to be delivered thereunder to such subsidiary, such subsidiary shall perform such obligations and sell and deliver such Aircraft, spare part or other thing to Customer pursuant and subject to all the terms and conditions of the Purchase Agreement,
(iii) Boeing will remain fully and solely liable to Customer to perform all such obligations under the applicable Purchase Agreement as if the assignment had not been effected and will remain fully and solely responsible to Customer in accordance with the terms of the applicable Purchase


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Agreement for all obligations and liabilities of the seller with respect to the
Aircraft, spare part or other things to be delivered thereunder, and Customer will continue to deal exclusively with Boeing under the Purchase Agreement.

                         9.1.4 Customer may assign any of its rights and duties
under the Purchase Agreement to any wholly-owned subsidiary of AMR Corporation, provided that (i) such assignment shall be effective in accordance with its terms as to each such Aircraft, spare part or other thing to be delivered thereunder, (ii) if Customer assigns its rights and obligations under the Purchase Agreement with respect to any Aircraft, spare part or other thing to be delivered thereunder to such subsidiary, such subsidiary shall perform such obligations and purchase and accept such Aircraft, spare part or other thing from Boeing pursuant and subject to all the terms and conditions of the Purchase Agreement including, without limitation, the disclaimer and release and exclusion of liabilities provisions in the Product Assurance Document and the insurance and indemnity provisions in Section 8.2 of this AGTA, and (iii) Customer will remain fully and solely liable to Boeing to perform all such obligations under the Purchase Agreement as if such assignment had not been effected and will remain fully and solely responsible to Boeing in accordance with the terms of the Purchase Agreement for all obligations and liabilities of the Customer with respect to the Aircraft, spare part or other thing to be delivered thereunder, and Boeing will continue to deal exclusively with Customer under the Purchase Agreement.

                         9.1.5 Boeing may assign any of its rights and duties
with respect to Articles 1, 2, 4, and 5 of Part 1 of the Customer Support Document, to FlightSafety Boeing Training International, L.L.C.; provided, however, Boeing will remain fully responsible to Customer for all obligations that Boeing assigns to FlightSafety Boeing Training International, L.L.C.

                         9.1.6 No action taken under this Section 9.1 by either
party or by an assignee of either party to whom rights under the applicable Purchase Agreement inure pursuant to this Section 9.1 shall subject the other party to any liability to which it would not otherwise be subject under the Purchase Agreement, or modify in any way the other party's contract rights under the Purchase Agreement.

             9.2 Assignment in Connection with Aircraft Financing.

                 Prior to delivery of an Aircraft, Customer will not resell, lease, or transfer such Aircraft, or contract to do so, without Boeing's written consent, which consent will not be unreasonably withheld. Boeing will take any requested action (including, but not limited to, the execution and delivery of a consent and agreement substantially in the form of Appendix II or III, as applicable, or otherwise in form and substance reasonably satisfactory to Boeing and Customer) reasonably required for the purpose of causing an Aircraft, at or following delivery, to be subject to an equipment trust, conditional sale, lien or other arrangement for the financing by Customer of the Aircraft. However, no such action will require Boeing to divest itself of title to or possession of the Aircraft until delivery of and payment for the Aircraft.


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             9.3 Assignment in Connection with Sale or Lease of Aircraft.

                 If, following delivery of an Aircraft, Customer sells or leases such Aircraft, Customer may assign all or any of its rights under the Purchase Agreement to the purchaser or lessee of such Aircraft if the purchaser or lessee of such Aircraft enters into an agreement substantially in the form of Appendix IV or otherwise in form and substance reasonably satisfactory to Boeing and Customer, such agreement to contain provisions whereby the purchaser or lessee agrees to be bound by and comply with all applicable terms of the Purchase Agreement.


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             9.4 Notice of Sale or Lease After Delivery.

                 As soon as practicable following the sale or lease of an Aircraft, Customer will use reasonable efforts to notify Boeing of the name and address of the owner or lessee of such Aircraft.

             9.5 Appointment of Agent - Warranty Claims.

                 If, following delivery of an Aircraft, Customer appoints an agent to act directly with Boeing with respect to the administration of claims relating to the warranties under the Purchase Agreement, Boeing will deal with the agent for that purpose, effective upon Boeing's receipt of the agent's agreement (in form and substance reasonably satisfactory to Boeing and Customer) to be bound by and to comply with all applicable terms and conditions of the Purchase Agreement.

             9.6 No Increase in Liability.

                 No assignment of Customer's rights under the Purchase Agreement will subject Boeing to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect the contract rights of Boeing under the Purchase Agreement except as otherwise agreed to in writing by Boeing.

             9.7 Exculpatory Clause in Post-Delivery Sale or Lease.

                 If, following the delivery of an Aircraft, Customer sells or leases such Aircraft and obtains from the transferee any form of exculpatory clause protecting Customer from liability for loss of or damage to the Aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit, Customer will obtain for Boeing the purchaser's or lessee's written agreement to be bound by terms and conditions substantially as set forth in Appendix IV. This Section 9.7 applies only if such purchaser or lessee has not provided to Boeing the written agreement described in Section 9.3 above.

Article 10.  Termination for Certain Events.

             10.1 Termination.

                  If either party:

                         10.1.1 ceases doing business as a going concern,
suspends all or substantially all its business operations, makes an assignment for the benefit of creditors, or generally does not pay its debts, or admits in writing its inability to pay its debts as they become due, or


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

                         10.1.2 petitions for or acquiesces in the appointment
of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding or action of the type described in this clause and, such proceeding or action remains undismissed or unstayed for a period of at least sixty (60) days, the other party may terminate the Purchase Agreement with respect to any undelivered Aircraft and related goods and any unperformed services by giving written notice of termination.

             10.2 Repayment of Advance Payments.

                         If Customer terminates the applicable Purchase
Agreement under this Article 10, Boeing will repay to Customer, without interest, an amount equal to any Advance Payments received by Boeing from Customer with respect to undelivered Aircraft.

Article 11.  Notices.

                         All notices required by the Purchase Agreement will be
in English and in writing, will be effective on the date of receipt and may be transmitted by the following: (i) overnight courier which provides signed acknowledgment of receipt; (ii) certified mail; (iii) U.S. mail; or (iv) facsimile, addressed as follows:

          Customer:   American Airlines, Inc.
                      P.O. Box 619616
                      Dallas-Fort Worth Airport, Texas  75261-9616

                      Courier address:
                      American Airlines, Inc.
                      4333 Amon Carter Boulevard
                      Mail Drop 5569
                      Fort Worth, Texas 76155
                      Attn:  Vice President, Corporate Development and Treasurer

                      Telephone: 817-967-1227
                      Facsimile: 817-967-2199


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AGTA-AAL

          Boeing:     Boeing Commercial Airplane Group
                      P.O. Box 3707
                      Seattle, Washington 98124-2207
                      U.S.A.

                      Attention: Vice President - Contracts
                                 Mail Stop 75-38

                      Courier Address:
                      Boeing Commercial Airplane Group
                      8th St. & Park Ave. N.
                      Building 10-60 Lobby
                      Renton, WA 98055

                      Telephone: 425-237-2143
                      Facsimile: 425-237-1706


Article 12.  Miscellaneous.

             12.1 Government Approval. Boeing and Customer will use reasonable efforts to assist each other in obtaining any governmental consents or approvals necessary or appropriate to effect certification and sale of Aircraft under the applicable Purchase Agreement.

             12.2 Headings. Article and section headings used in this AGTA and in any Purchase Agreement are for convenient reference only and not intended to affect the interpretation of this AGTA or any Purchase Agreement, as the case may be.

             12.3 GOVERNING LAW. THIS AGTA AND ANY PURCHASE AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS PRINCIPLES.

             12.4 Waiver/Severability. Failure by either party to enforce any provision of this AGTA or any Purchase Agreement will not be construed as a waiver. If any provision of this AGTA or any of the provisions of any Purchase Agreement are held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the AGTA or the applicable Purchase Agreement will remain in effect.

             12.5 Survival of Obligations. The Articles and Exhibits of this AGTA, including but not limited to, those relating to indemnification and insurance, DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, will survive termination or cancellation of any Purchase Agreement.


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

             12.6 Prior Agreements. Nothing in this AGTA is intended to alter or amend the rights and obligations of Customer and Boeing under any purchase agreement, the schedules, exhibits, and/or appendices thereto or any other agreements between Boeing and Customer entered into prior to or after the date of this AGTA unless such agreement expressly incorporates the terms and conditions of this AGTA.

             12.7 Relationship of Parties. Each of the parties is an independent contractor. Nothing in this AGTA is intended or shall be construed to create or establish any agency, partnership, joint venture or fiduciary relationship between the parties. Neither party nor any of its Affiliates has any authority to act for or to incur any obligations on behalf of or in the name of the other party or any of its Affiliates.

             12.8 No Third Party Beneficiaries. All rights, remedies and obligations of the parties shall accrue and apply solely to the parties and their successors and permitted assigns and there is no intent to benefit any third parties.


DATED as of the date first written above

AMERICAN AIRLINES, INC.                           THE BOEING COMPANY


By                                                By
  ------------------------------                    ----------------------------
Its                                               Its
   -----------------------------                     ---------------------------


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AGTA-AAL

                                    EXHIBIT A

                                       TO

                  AIRCRAFT GENERAL TERMS AGREEMENT NO. AGTA-AAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.



                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT


1.           General.

             The BFE is designated "Buyer Furnished Equipment" and is listed in the Detail Specification. Boeing will provide to Customer, in accordance with Supplemental Exhibit BFE1 to the Purchase Agreement, a BFE Requirements On-Dock/Inventory Document (BFE Document), in paper form or an electronic transmission, which document may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE in accordance with the applicable Supplemental Exhibit BFE1 to the Purchase Agreement.

             Notwithstanding the obligations defined below, Boeing and Customer will cooperate to assure that all BFE satisfies quality, cost and schedule requirements to successfully deliver service-ready Aircraft.

2.           Supplier Selection.

             Customer will:

             2.1 Select and notify Boeing of the suppliers of BFE items (BFE Suppliers) by those dates appearing in the Supplemental Exhibit BFE1 to the applicable Purchase Agreement as may be amended from time to time by mutual agreement of the parties.

             2.2 Meet with Boeing and such selected BFE suppliers promptly (but in any event within 60 days) after such selection to:

                         2.2.1 complete BFE configuration design requirements
for such BFE; and

                         2.2.2 confirm technical data submittal dates for BFE
certification.


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


3.           Customer's Obligations.

             Customer will:

             3.1 comply with, or use reasonable efforts to cause the BFE Supplier to comply with, as applicable, the provisions of the BFE Document;

                         3.1.1 deliver technical data (in English) to Boeing as
reasonably required to support installation and FAA certification of the BFE in accordance with the schedule provided by Boeing in the BFE Document or as mutually agreed upon by Customer, Customer's BFE Supplier, and Boeing during the BFE meeting referred to above;

                         3.1.2 deliver BFE including production and/or flight
training spares to Boeing in accordance with the quantities and schedule provided in the BFE Document; and

                         3.1.3 deliver appropriate quality assurance
documentation to Boeing as reasonably required with each BFE part in accordance with Boeing document D6-56586, BFE Product Acceptance Requirements;

             3.2 authorize Boeing to discuss all details of the BFE directly with the BFE Suppliers, and Boeing shall promptly notify Customer of all such meetings;

             3.3 authorize Boeing to conduct or delegate to the BFE Supplier quality source inspection and supplier hardware acceptance of BFE at the BFE Supplier location;

                         3.3.1 require BFE Supplier's contractual compliance to
Boeing defined source inspection and supplier delegation programs (as included in Boeing Document D1-9000), and Customer will use best reasonable efforts to cause such BFE Supplier to make available adequate facilities for Boeing resident personnel; and

                         3.3.2 use best reasonable efforts to include in
agreements with BFE Suppliers an agreement by such BFE Suppliers that Boeing identified supplier's quality systems be approved to Boeing document D1-9000;

             3.4 use diligent efforts to obtain from each such BFE Supplier a non-exclusive, royalty-free, non-transferable, irrevocable license for Boeing to copy Aircraft Software provided by the BFE Suppliers (BFE Aircraft Software) to the extent needed to enable Boeing to load the software copies in (i) the Aircraft's mass storage device (MSD), (ii) media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and/or (iv) an intermediate device or other media solely for the purpose of facilitating copying of the BFE Aircraft Software into the aircraft's MSD, BFE hardware and/or media, including media as Boeing may deliver to Customer with the Aircraft;


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

             3.5 grant Boeing a license, extending the same rights set forth in
Section 3.4 above, to copy: (a) BFE Aircraft Software and data Customer has modified and/or (b) other software and data Customer has added to the BFE Aircraft Software, solely for the purposes described in Section 3.4 above and to the extent Customer can do so without the consent of any applicable party. Customer will use diligent efforts to obtain such consent.

             3.6 provide field service representation at Boeing's facilities, as necessary, to support Boeing on all issues related to the installation and certification of BFE;

             3.7 permit Boeing to deal directly with all BFE Suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

             3.8 provide reasonable assistance to Boeing and the BFE Suppliers to resolve any difficulties, including defective BFE, that might arise;

             3.9 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all reasonable related expenses;

             3.10 warrant that the BFE will meet the applicable requirements of the Detail Specification; and

             3.11 be responsible for either providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.           Boeing's Obligations.

             4.1 Without additional charge, Boeing will:

                         4.1.1 provide for the installation of and, in
accordance with the Detail Specification, install the BFE;

                         4.1.2 provide for storage of the BFE;

                         4.1.3 take reasonable actions in conjunction with
Customer and the BFE Suppliers to facilitate timely manufacture, shipment, delivery, and installation of the BFE; and

                         4.1.4 obtain certification (including FAA certification
under FARs) of the Aircraft with the BFE installed.


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


             4.2 The BFE Document will set forth the specific dates by which Boeing must receive "on dock" the BFE in order to permit in sequence installation of such BFE in the Aircraft and delivery of such Aircraft. The "on dock" schedule for the first Aircraft will be based upon the delivery schedule in the Supplemental Exhibit BFE1 to the applicable Purchase Agreement. The BFE Document will also contain shipping instructions, customs information and a list of those BFE items and quantities to be supplied to Boeing by Customer to support the manufacture of the Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

6.           Return of Equipment.

             BFE delivered to Boeing but not installed in the Aircraft will be returned to Customer in accordance with Customer's instructions and at Customer's expense (unless due to the act or omission of Boeing, in which event return shall be at Boeing's expense) no later than delivery of the last Aircraft to be delivered under the applicable Purchase Agreement in as good condition as was delivered by Customer to Boeing, reasonable wear and tear accepted.

7.           Title and Risk of Loss.

             Title to and risk of loss of BFE will at all times remain with Customer or other owner and Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

8.           Indemnification of Boeing.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

9.           Patent Indemnity.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

10.          Definitions.

             For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and Affiliates, the assignees of each, and their directors, officers, employees and agents.


                                       A
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AGTA-AAL

                                    EXHIBIT B

                                       TO

                  AIRCRAFT GENERAL TERMS AGREEMENT NO. AGTA-AAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.



                            CUSTOMER SUPPORT DOCUMENT



                             This document contains:

             Part 1: Maintenance and Flight Training Programs; Operations Engineering Support

             Part 2:     Field Services and Engineering Support
                         Services

             Part 3:     Technical Information and Materials

             Part 4:     Alleviation or Cessation of Performance

             Part 5: Protection of Proprietary Information and Proprietary Materials


                                       B
                                       i

AGTA-AAL

                            CUSTOMER SUPPORT DOCUMENT

PART 1:                  BOEING MAINTENANCE AND FLIGHT TRAINING PROGRAMS;
                         OPERATIONS ENGINEERING SUPPORT


1.           Boeing Training Programs.

             1.1 Boeing will provide those maintenance training and flight training programs described in Supplemental Exhibit CS1 to the Purchase Agreement. Such maintenance training and flight training, including instruction and the provision of training aids and materials, will be provided at no additional charge to Customer, except as otherwise provided herein.

             1.2 Boeing will conduct all training at Boeing's training facility in the Seattle area unless otherwise mutually agreed.

             1.3 All training will be presented in the English language. If translation is required for Customer's personnel, Customer will provide interpreters.

             1.4 Customer will be responsible for all living expenses of Customer's personnel. Boeing will transport Customer's personnel between their local lodging and Boeing's training facility.

2.           Training Planning Conferences.

             At least 12 months before the Scheduled Delivery Month of the first Aircraft (or such later time as the parties may agree), Customer and Boeing will conduct, at a mutually agreed upon location, planning conferences in order to define and schedule the maintenance training and flight training programs.

3.           Operations Engineering Support.

             3.1 As long as an Aircraft is operated by Customer in scheduled revenue service, Boeing will provide operations engineering support in Seattle, Washington or at another location, as the parties may mutually agree. Such support will include, but will not be limited to:

                         3.1.1 assistance with the analysis and preparation of
performance data to be used in establishing operating practices and policies for Customer's efficient operation of Aircraft;


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AGTA-AAL

                         3.1.2 assistance with interpretation of the minimum
equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance using in-service evaluations;

                         3.1.3 provide support and assistance with solving
operational problems associated with ferry and route-proving flights, if any, contemplated under the Purchase Agreement; and

                         3.1.4 providing information regarding significant
service items relating to Aircraft performance or flight operations.

4.           Training at a Facility Other Than Boeing's.

             If requested by Customer, Boeing will conduct the classroom portions of the maintenance and/or flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:

             4.1 Customer will provide suitable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

             4.2 Customer will pay Boeing's then-current per diem charge for each necessary Boeing instructor for each day, or fraction thereof, that the instructor is away from the Seattle area, including travel time;

             4.3 Customer will reimburse Boeing for, or, subject to terms and conditions mutually agreed upon prior to Boeing providing the instructors to teach the course, Customer shall provide round-trip transportation for Boeing's instructors and training materials between the Seattle area and the alternate training site;

             4.4 Customer will be responsible for taxes pursuant to Section 2.2 of the AGTA and for all fees, duties, licenses, permits and similar expenses reasonably incurred by Boeing and its employees as a result of Boeing's providing training at the alternate site or as a result of Boeing providing revenue service training. Boeing will use best reasonable efforts to notify Customer prior to commencement of training of any such fees, duties, licenses, permits and similar charges of which Boeing has knowledge; and

             4.5 Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing's facilities or at the alternate site as may be otherwise agreed.

5.           General Terms and Conditions.

             5.1 Boeing flight instructor personnel will not be required to work more than 5 days per week, or more than 8 hours in any one 24-hour period, of which not more than 5 hours per 8-hour workday will be spent in actual flying; provided, however, that


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AGTA-AAL
the foregoing restrictions will not apply with respect to ferry assistance or revenue service training services (it being agreed that in conjunction with such services, the number of hours each Boeing flight instructor works shall be mutually agreed to and shall be in accordance with FAA rules and regulations).

             5.2 If requested by Boeing prior to flight crew training on an Aircraft designated by Customer as a training aircraft, Customer will make such Aircraft available to Boeing for the purpose of familiarizing the Boeing instructor or ferry flight crew personnel with the operation of special equipment or systems installed in such Aircraft. If flight of such Aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the cost of fuel, oil, landing fees and spare parts attributable to that portion of any flight conducted in order to maintain such FAA flight proficiency or landing currency. Customer's authorization of the use of an Aircraft pursuant to this Section 5.2 shall apply only to Boeing instructors assigned to conduct flight training with respect to such Aircraft and a reasonable number of alternate instructors and to members of any flight crew (including navigator, if needed) who will participate in any ferry flight of any Aircraft contemplated under the Purchase Agreement.


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AGTA-AAL

                            CUSTOMER SUPPORT DOCUMENT

PART 2:                  FIELD SERVICES AND ENGINEERING SUPPORT SERVICES

             The support services described in this Part 2 shall be provided at no additional charge to Customer, unless otherwise provided herein. Except with respect to field services provided pursuant to Section 1.1 below, the support services described in this Part 2 shall be provided by Boeing to Customer during a period commencing with delivery of the first Aircraft and continuing so long as at least one Aircraft is regularly operated by Customer in commercial air transport service.

1.           Field Service Representation.

             Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of Aircraft (Field Services) as follows:

             1.1 Experienced Field Service representatives will be available to provide Field Services to Customer at the main maintenance and engineering facility designated by Customer for the Aircraft (or such other facility as Customer and Boeing mutually agree upon) beginning before delivery of the first Aircraft and ending 12 months after delivery of the last Aircraft. Customer reserves the right, in its sole discretion, to reasonably require Boeing to remove any such Field Service representative from Customer's facility and to provide a replacement Field Service representative.

             1.2 Customer will provide, at no charge and if requested by Boeing, suitable furnished office space and office equipment at, or conveniently located with respect to, the facility designated in Section 1.1 above for the accommodation of any Boeing representatives providing Field Services. As required, Customer will assist each representative providing Field Services with mail handling, identification passes and formal introduction to local airport authorities. If Field Services are provided outside the United States, in addition to the foregoing, Customer will assist, in such manner as Boeing may reasonably request without Customer incurring additional expense, each representative providing Field Services in connection with obtaining visas, work permits and customs clearances.

             1.3 In addition to Field Services provided pursuant to Section 1.1 above, Customer shall also have available, as reasonably required, the services of any Boeing Field Service representatives assigned at stations other than Customer's main station where Customer's Aircraft may have occasion to land.

             1.4 Boeing may from time to time, with Customer's agreement, provide additional support services in the form of Boeing personnel visiting Customer's facilities to work with Customer's personnel in an advisory capacity.


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AGTA-AAL

2.           Engineering Support Services.

             Boeing will, if requested by Customer, provide technical advisory assistance for any Aircraft and Boeing Product. Technical advisory assistance, provided from the Seattle area or at a base designated by Customer as appropriate, will include:

             2.1 In-Service Problem Support. If Customer experiences service or operational problems with an Aircraft, Boeing will analyze the data provided by Customer to determine the probable nature and cause of the problem and to suggest possible solutions.

             2.2 Schedule Reliability Support. If Customer is not satisfied with the schedule reliability of the Aircraft, Boeing will analyze data provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

             2.3 Maintenance Cost Reduction Support. If Customer is concerned that actual maintenance costs of the Aircraft are excessive, Boeing will analyze data provided to determine the nature and cause of the problem and to suggest possible solutions.

             2.4 Aircraft Structural Repair Support. If Customer is designing structural repairs to the Aircraft and desires Boeing support, Boeing will analyze and comment on Customer's engineering releases relating to any such structural repairs not covered by Boeing's Structural Repair Manual. If requested by Customer, Boeing will take such actions as Customer may reasonably request for the purpose of obtaining FAA approval of such repairs as soon as practicable.

             2.5 Aircraft Modification Support. If Customer is designing Aircraft modifications and desires Boeing support, Boeing will analyze and comment on Customer's engineering proposals for changes in, or replacement of, any Boeing Products. Boeing will not analyze or comment on any major structural change unless Customer's request for such analysis and comment includes complete detailed drawings, substantiating data (including any data required by applicable Government Authorities), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response desired.

             2.6 Facilities, Ground Equipment and Maintenance Planning Support. Boeing will, at Customer's request, send qualified Boeing engineering representatives to evaluate Customer's technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of an overall maintenance plan.


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AGTA-AAL

             2.7 Additional Services. Boeing shall, from time to time, provide additional special services with respect to the Aircraft after delivery which may include, but shall not be limited to, such items as master changes (kits and/or data), training and maintenance and repair of the Aircraft. The provisions of any such additional services by Boeing shall be subject to mutually agreeable terms and conditions including, without limitation, price, schedule, place, and scope of work.

             2.8 Post Delivery Aircraft Services. It is recognized that Customer's personnel may request Boeing to perform unanticipated work on an Aircraft promptly after delivery of such Aircraft to Customer pursuant to
Article 6 of the AGTA and either prior to the Aircraft's initial departure flight from the delivery site or upon the return of the Aircraft to Boeing's facilities in the Seattle, Washington area prior to completion of such initial departure flight. The following provisions shall apply to all work performed by Boeing under the circumstances identified above.

                         2.8.1 Title to and risk of loss of any such Aircraft
shall at all times remain with Customer.

                         2.8.2 The exclusion of liabilities and other provisions
of Part 2 of the Product Assurance Document and the indemnity and insurance provisions of Section 8.2 of the AGTA shall be applicable.

                         2.8.3 If appropriate, Customer will reimburse Boeing
for any work performed on the Aircraft hereunder to the extent that such work is not covered under the Boeing warranty applicable to the Aircraft.

                         2.8.4 The provisions of the Boeing warranty set forth
in Part 2 of the Product Assurance Document shall apply to any work performed by Boeing under this Section 2.8 and to any Boeing Product installed on the Aircraft as part of such work.

                         2.8.5 In performing work under this Section 2.8 Boeing
may conclusively rely upon the commitment authority of Customer's personnel requesting the work.

             2.9 Additional Informational Services. Boeing may from time to time, at its own initiative or in response to a request from Customer or others, provide Customer with additional services in the form of information about Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in service experience.


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                                      2-3

AGTA-AAL

                            CUSTOMER SUPPORT DOCUMENT

PART 3:                  TECHNICAL INFORMATION AND MATERIALS


1.           General.

             Boeing will furnish to Customer the data and documents (both tangible and intangible) hereinafter described (Documents) and revisions thereof to support the maintenance and operation of the Aircraft at no additional charge to Customer, except as otherwise provided herein. Such Documents will, where applicable, be prepared essentially in accordance with the provisions of the highest revision as may be incorporated by Boeing of the Air Transport Association of America (ATA) Specification No. 100, entitled "Specification for Manufacturers' Technical Data". Documents will be in English and in the units of measure used by Boeing to manufacture the Aircraft, except as may be otherwise specified in this Part 3 or as may be required to reflect Aircraft instrumentation.

Digitally-produced Documents will, where applicable, be prepared generally in accordance with ATA Specification No. 2100, Revision 2, entitled "Digital Data Standards for Aircraft Support."

2.           Documentation Planning Conferences.

             At least 12 months before the Scheduled Delivery Month of the first Aircraft (or such later time as the parties may agree), Customer and Boeing will conduct, at a mutually agreed upon location, planning conferences in order to mutually determine the proper format and quantity of Documents to be furnished to Customer in support of the Aircraft. Such planning conferences will also be used to resolve other details related to such Documents, including, but not limited to, the provision by Boeing of advance copies and revision services.

When available, Customer may select Boeing standard digital format as the delivery medium or, alternatively, Customer may select a reasonable quantity of printed and 16mm microfilm formats. When Boeing standard digital format is selected, Customer may also select up to 5 copies of printed or microfilm format copies, with the exception of the Illustrated Parts Catalog, which will be provided at no charge in one selected format only.


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AGTA-AAL

3.           Data and Documents - Incremental Increase.

             Until one year after delivery of the last Aircraft of a specific major model, Customer may annually request in writing a reasonable increase in the quantity of Documents applicable to such specific major model, with the exception of microfilm master copies, digital formats, and others for which a specified number of copies are provided at no charge in accordance with Supplemental Exhibit CS1 to the Purchase Agreement. Boeing will provide the additional quantity at no additional charge beginning with the next normal revision cycle. Customer may request a decrease in revision quantities at any time.

4.           Advance Representative Copies.

             All advance representative copies of Documents will be identified in the documentation planning conference and will be selected by Boeing from available documents and will be reasonably representative of the Aircraft. Such advance copies will be for advance planning purposes only.

5.           Customized Documents.

             All customized Documents will reflect the configuration of each Aircraft as delivered.

6.           Revisions.

             6.1 Revision Service. Boeing will as necessary to reflect configuration and, in the case of the Dispatch Deviation Procedures Guide, to reflect changes in applicable FAA requirements, provide revisions free of charge to those Documents designated in Attachment A to Supplemental Exhibit CS1 or otherwise identified in the planning conference conducted pursuant to Section 2, for a specific model of Aircraft, as long as Customer operates an Aircraft of that model.

             6.2 Revisions Based on Boeing Service Bulletin Incorporation. If Boeing receives written notice from Customer that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will at no charge issue revisions to Documents listed as Customized Manuals in Supplemental Exhibit CS1 to the Purchase Agreement and to the Illustrated Parts Catalog reflecting the effects of the incorporation of such service bulletin into such Aircraft. Such revisions will be issued (a) in the same form and quantity as the original Document to which the revisions pertain, for the period specified in Section 3 above and (b) thereafter in printed form, except for the Illustrated Parts Catalog (IPC) which shall be revised until 90 days after delivery of the last Aircraft.


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7.           Computer Software Documentation for Boeing Manufactured Airborne
Components and Equipment.

             Boeing will provide to Customer a Computer Software Index containing a listing of (i) all programmed airborne avionics components and equipment manufactured by Boeing or a Boeing subsidiary, designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982 or No. RTCA/DO-178B dated December 1, 1992, or later as available, and installed by Boeing in the Aircraft and (ii) specific software documents (Software Documentation) available to Customer from Boeing for the listed components and equipment.

Two copies of the Computer Software Index will be furnished to Customer with the first Aircraft of a major model and, if requested by Customer, with the first Aircraft of each derivative model. Revisions to the Computer Software Index applicable to such major or derivative model of Aircraft, as applicable, will be issued to Customer as revisions are developed by Boeing for so long as Customer operates the Aircraft.

Software Documentation will be provided to Customer upon Customer's written request therefor. The charge to Customer for Software Documentation will be Boeing's price to reproduce the Software Documentation requested. Software Documentation will be prepared essentially in accordance with ATA Specification No. 102, entitled "Specification for Computer Software Manual as revised April 23, 1983;" but Software Documentation will not include, and Boeing will not be obligated to provide, any code (including, but not limited to, original source code, assembled source code, or object code) on computer sensible media.

8.           Supplier Technical Data.

             8.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment or Seller Purchased Equipment which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982 or No. RTCA/DO-178B dated December 1, 1992, or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer in a manner similar to that described in Section 7 above.

             8.2 The provisions of this Section will not be applicable to items of BFE.

             8.3 Boeing will furnish to Customer a Document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer's requirements for data and services in support of the specific model of aircraft.


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9.           Buyer Furnished Equipment Data.

             Boeing will incorporate BFE data into the customized Documents, provided Customer makes the data available to Boeing at least nine months prior to delivery of Customer's first Aircraft of a specific derivative model. If Customer does not provide Boeing with such data by such time, Customer may provide such data to Boeing at any time up to the delivery date of such Aircraft, and Boeing will use its best reasonable efforts to incorporate such data, free of charge, at the next scheduled revision to each customized Document. Customer agrees to furnish the data in Boeing standard digital format if the applicable customized Documents are to be delivered in Boeing standard digital format.

10.          Technical Data and Documents Shipping Charges.

             Boeing will pay the reasonable transportation costs of the Documents. Customer is responsible for any customs clearance charges, duties, and taxes imposed in connection with such transportation.

11.          Customer's Shipping Address.

             The Documents furnished to Customer hereunder will be sent to the following address, as applicable, or to such other address as Customer may from time to time designate in writing:

             11.1        if to Maintenance and Engineering:
                         American Airlines, Inc.
                         3900 N. Mingo, MD107
                         Tulsa, Oklahoma 74116-5020
                         Attention:  Engineering Library

             11.2        if to Flight Training:
                         American Airlines, Inc.
                         4601 Hwy 360
                         MD 863 GSWFA
                         Ft. Worth, Texas 76155
                         Attention: Managing Director-Flight Training/ Flight Standards


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                            CUSTOMER SUPPORT DOCUMENT

PART 4:                  ALLEVIATION OR CESSATION OF PERFORMANCE


Boeing will not be required to provide any services, training, data or goods at a facility designated by Customer when any of the following conditions exist:

             1. a labor stoppage or dispute in progress involving Customer;

             2. wars or warlike operations, riots or insurrections in the country where the facility is located;

             3. any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

             4. the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or officially recommends that Boeing personnel or their families leave the country; or

             5. the United States Government refuses permission to Boeing to deliver goods or services to the country where the facility is located.

Boeing further reserves the right, during the existence of any of the foregoing conditions subsequent to the location of Boeing personnel at the facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing's choosing. Any resulting delay will be deemed a delay by mutual agreement. In the event Boeing must cease providing any training, or other services or goods, including without limitation any cessation due to a relocation of Boeing personnel, pursuant to the terms of this Part 4, the parties hereto shall within a reasonable time under the then existing circumstances enter into a written agreement containing the terms and conditions for either the provision by Boeing of the remaining balance of such training, other services or goods or the termination of Boeing's obligation to provide the remaining balance of such training, other services or goods.


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                            CUSTOMER SUPPORT DOCUMENT

PART 5:      PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS


1.           General.

             All Documents provided by Boeing to Customer and not covered by other agreements between Boeing and Customer defining Customer's right to use and disclose the materials and included information will be covered by, and subject to the terms of, this AGTA. Title to all Documents containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party, will at all times remain with Boeing or such third party. All Documents which contain, convey, or embody Proprietary Information are defined as Proprietary Materials. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in this AGTA.

2.           License Grant.

             Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of this AGTA. Customer is authorized to make copies of Proprietary Materials (except for Proprietary Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this AGTA. Customer will preserve all proprietary legends, and all copyright notices on all Proprietary Materials and insure the inclusion of those legends and notices on all copies.

3.           Use of Proprietary Materials and Proprietary Information.

             Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of the Aircraft for which the Proprietary Materials have been specified by Boeing and (b) development and manufacture of training devices for use by Customer. Upon the resale or lease of any Aircraft by Customer, the purchaser or lessee of such Aircraft may receive from Customer and may use any Documents furnished hereunder, subject, however, to the foregoing limitations and the requirement of Article 9 of the AGTA.

4.           Providing of Proprietary Materials to Contractors.

             Customer is authorized to provide Proprietary Materials to Customer's contractors for the sole purpose of maintenance, repair, or modification of Customer's Aircraft for which the Proprietary Materials have been specified by Boeing. In addition,


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Customer may provide Proprietary Materials to Customer's contractors for the sole purpose of developing and manufacturing training devices for Customer's use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is an intended third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix V.

5. Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

             When and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with the Customer's operation, maintenance, repair, or modification of such Aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

6.           Additional Data and Documents.

             If Boeing provides any Boeing owned data or documents other than Documents described in Part 3 of the Exhibit B, such data and documents will be considered as things delivered under the applicable Purchase Agreement and treated as Documents.


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
                                    EXHIBIT C

                                       TO

                  AIRCRAFT GENERAL TERMS AGREEMENT NO. AGTA-AAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.



                           PRODUCT ASSURANCE DOCUMENT


                             This document contains:

    Part 1:           Definitions for this Product Assurance Document

    Part 2:           Boeing Warranty

    Part 3:           Boeing Service Life Policy

    Part 4:           Supplier Warranty Commitment

    Part 5:           Boeing Interface Commitment

    Part 6:           Boeing Indemnity against Patent and Copyright Infringement



                                       C

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                           PRODUCT ASSURANCE DOCUMENT

                          PART 1: EXHIBIT C DEFINITIONS

         AUTHORIZED AGENT - any agent appointed by Customer to perform Corrections and to administer warranties pursuant to an authorization agreement described in Section 6.1.

         AVERAGE DIRECT HOURLY LABOR RATE - the average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Customer to its Direct Labor employees.

         AIRCRAFT SOFTWARE - software that is installed on and used in the operation of the Aircraft.

         BOEING PRODUCT - any system, accessory, equipment, Part, or Aircraft Software that is (a) manufactured (or compiled) by Boeing, (b) manufactured (or compiled) or intended to be manufactured (or compiled) to Boeing's detailed design, or (c) work that is performed by Boeing.

         CORRECT OR CORRECTION - to repair or modify (including Boeing providing to Customer modification kits for a defective product) or to replace a defective Boeing Product with a new product, whether performed by Customer, Boeing, or otherwise restores the product to an airworthy condition.

         CORRECTED BOEING PRODUCT - a Boeing Product on which a Correction has been performed.

         DIRECT LABOR - labor spent by direct labor employees in performing the Correction including removal, disassembly, modification, repair, inspection and/or bench testing (including functional testing) a defective Boeing Product and reassembly and reinstallation of a Corrected Boeing Product.

         DIRECT MATERIALS - materials installed, incorporated, consumed, or expended in performing a Correction, excluding allowances for administration, overhead, taxes, customs duties and the like.

         SUPPLIER PRODUCT - any system, accessory, equipment, Part, or Aircraft Software that is not manufactured (or compiled) to Boeing's detailed design.

         WARRANTY INSPECTIONS - inspections to or of any Aircraft or Boeing Products performed, no later than 90 days following expiration of the warranty period, and which are recommended during the warranty period by a service bulletin, service letter, other Boeing correspondence, or FAA Airworthiness Directive which is covered by the Boeing warranty.


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                           PRODUCT ASSURANCE DOCUMENT

                             PART 2: BOEING WARRANTY

1.       Warranty Applicability.

         This warranty applies to the Aircraft and all Boeing Products. Warranties applicable to Supplier Products are stated in Part 4. Warranties applicable to Engines will be provided by Supplemental Exhibits to the Purchase Agreements.

2.       Warranty.

         2.1 Coverage. Boeing warrants that at the time of each Aircraft delivery and during the applicable warranty period set forth in Section 3 below:

                  (i) the Aircraft and all Boeing Products installed therein will conform to the Detail Specification except for portions stated expressly in such Detail Specification to be estimates, approximations or design objectives;

                  (ii) the Aircraft and all Boeing Products in the Aircraft will be free from defects in material and workmanship, including process of manufacture;

                  (iii) the Aircraft and all Boeing Products installed in the Aircraft will be free from (A) defects in design, including selection of materials, systems, accessories, equipment, and the process of manufacture, in view of the state of the art at the time of the design of the system, accessory, equipment or part in question, and (B) defects in design known to Boeing on the date of issuance of the original FAA type certificate for the Aircraft; and

                  (iv) the workmanship utilized for the installation and interfacing of Supplier Products and BFE will be free from defects.

         For purposes of this Product Assurance Document, it is understood that
(a) non-conformance with the Detail Specification whether by omission or by a defect in material, workmanship or design, (b) defects in material or workmanship and (c) defects or faults in design are hereinafter collectively called "defects" or a "defect." Further, the terms system, accessory, equipment or Part may hereinafter collectively be called "item" or "items."

Any defect in the Boeing workmanship incorporated in the installation of Supplier Products in the Aircraft, including any failure by Boeing to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty


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from such manufacturers, shall constitute a defect in workmanship for the purposes of this Part 2 and shall be covered by the warranty set forth in
Section 2.1(ii).

         2.2 Exceptions. The following conditions will not constitute a defect under this warranty:

                  (i)      conditions resulting from normal wear and tear;

                  (ii) conditions resulting from negligent acts or omissions of Customer (other than failure to properly service and maintain the Aircraft); and

                  (iii) conditions resulting from failure to properly service and maintain the Aircraft in accordance with a FAA approved maintenance program

         2.3      Year 2000 Compliant Software.

                  Boeing warrants to Customer that all Boeing-designed or created Aircraft Software Boeing supplies to Customer pursuant to the applicable Purchase Agreements will be "Year 2000 Compliant"; i.e., it will accommodate the change from the year 1999 to year 2000. In the event such Aircraft Software is not Year 2000 Compliant at the time of Aircraft delivery to Customer, Boeing will either modify such Aircraft Software to be Year 2000 Compliant, replace such non-compliant Aircraft Software with Aircraft Software that is Year 2000 Compliant or provide a reasonable workaround to allow continued use of such software until final correction to the software can be accomplished. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


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3.       Warranty Periods.

         3.1 Initial Warranty. The initial warranty period for the warranties described in this Part 2 begins on the date of delivery of the applicable Aircraft and expires after the expiration of either 36 months or 48 months from that date depending on the model of the Aircraft as indicated in the table below.

           ========================= =========================
                  48 MONTHS                 36 MONTHS
           ========================= =========================
                   777-200                   737-300
           ------------------------- -------------------------
                   777-300                   737-400
           ------------------------- -------------------------
                   737-600                   737-500
           ------------------------- -------------------------
                   737-700                   757-200
           ------------------------- -------------------------
                   737-800                   757-300
           ------------------------- -------------------------
                                             767-200
           ------------------------- -------------------------
                                             767-300
           ------------------------- -------------------------
                                             767-400
           ------------------------- -------------------------
                                             747-400
           ========================= =========================

         3.2 Residual Warranty. The warranty period applicable to a Corrected Boeing Product resulting from a nonconformance to the Detail Specification in accordance with Section 2.1(i) or a defect in material or workmanship, of the type described in Section 2.1(ii), is the remainder of the initial warranty period for the defective Boeing Product it replaced or 90 days after delivery of the Corrected Boeing Product, whichever period last expires. A Corrected Boeing Product resulting from a defect in design of the type described in Section 2.1(iii) and (iv) will receive a new 18 month warranty period or the remainder of the initial warranty period covering that specific design, whichever is greater. If either a Corrected Boeing Product or a kit for Correction is provided to Customer but not both, then the new 18 month period begins at the date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to perform the Correction, as applicable. If both a Corrected Boeing Product and a kit are provided, then the new 18 month period begins on the date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to perform the Correction, whichever is later.

         3.3 Survival of Warranties. All warranties set forth in Section 2 above will survive delivery of each Aircraft as set forth above except that neither the warranty of conformance to the Detail Specification applicable to Supplier Products, nor any Performance Guarantees will survive delivery of the Aircraft.


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4.       Remedies.

         4.1 Defect Correction. Boeing will, at Customer's option, either promptly Correct or promptly reimburse (as provided below) Customer for the Correction by Customer (or its contractor) of all defects in Boeing Products (including defects in conformance to the Detail Specifications other than those agreed by Customer and Boeing to be acceptable deviations) discovered during the applicable (initial or residual) warranty period for which Customer has provided written notice pursuant to Section 6. At Customer's option, defective Boeing Products may be returned to Boeing for Correction at no charge, or Customer may Correct any defective Boeing Product and be reimbursed by Boeing for such Correction, each as provided below.

         4.2 Warranty Labor Rate. If Customer Corrects a defective Boeing Product, Boeing will promptly reimburse Customer for (a) the cost of Direct Materials expended and (b) the number of expended Direct Labor hours which will be reimbursed at Customer's Established Warranty Labor Rate. For purposes of this Product Assurance Document, "Customer's Established Warranty Labor Rate" will be the greater of the "standard labor rate" or 150% of Customer's Average Direct Hourly Labor Rate. The "standard labor rate" referred to in the preceding sentence is the standard labor rate paid by Boeing to its customers and is established and published annually. Prior to or concurrently with submittal of Customer's first claim for Direct Labor reimbursement, Customer will notify Boeing of Customer's then-current Average Direct Hourly Labor Rate, and thereafter notify Boeing of any material change in such rate. If requested, Customer shall furnish to Boeing such data as may be reasonably required to substantiate such rate.

         4.3 Warranty Inspections. In addition to the remedies to Correct defects in Boeing Products, Boeing will reimburse Customer for the cost of all Direct Labor to perform inspections (covered solely by this Section 4.3) of the Aircraft to determine whether or not a covered defect exists in a Boeing Product, provided:

                  4.3.1 the inspections are Warranty Inspections; and

                  4.3.2 such reimbursement will not apply to any Warranty Inspections performed as an alternative to accomplishing a Correction when Customer is given notice of the Correction by Boeing and the Correction is available to Customer at the time such inspections are performed unless the continued inspections are recommended by Boeing.

         4.4 Credit Memorandum Reimbursement. All reimbursements made by Boeing under this warranty will be in the form of Boeing credit memoranda which Customer will be entitled to use in lieu of cash payments to pay, in whole or in part, for the purchase of goods and services provided by Boeing and/or its Affiliates, excluding payment for the Aircraft.


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         4.5 Maximum Reimbursement. Unless otherwise agreed in writing, prior to a Correction, the maximum reimbursement for Direct Labor and Direct Materials used in Correcting a defective Boeing Product will not exceed 65% of Boeing's then-current sales price for a new replacement Boeing Product or in specific instances such other percentage of the then-current sales prices as may be mutually agreed by Boeing and Customer.

         4.6 Duplicate Product Assurance Remedies. Boeing shall not be obligated to provide Customer any remedy which is a duplicate of any other remedy which has been provided to Customer under any part of this Product Assurance Document, provided however, that Customer at all times shall be entitled to the most favorable of any duplicate remedy.

5.       Discovery and Notice.

         5.1      Valid Claim.  For a claim to be valid:

                  (i) the defect must be discovered during the warranty period; and

                  (ii) Boeing Product Assurance Contracts (whose address will be provided to Customer in writing) must receive written or telegraphic notice of the discovery within 90 days after expiration of the applicable (initial or residual) warranty period. The notice must include the information required by Section 6.2.1.

         5.2 Notice. Receipt of Customer's notice of the discovery of a defect secures Customer's rights to remedies under this Product Assurance Document, whether or not Customer has Corrected the defect at the time of the notice or Boeing requests additional information regarding the defect or claim.

         5.3 Claim Submittal. Once Customer has given valid notice of the discovery of a defect, claims may be submitted at any time after the defect is Corrected.

         5.4 Service Bulletins. Boeing may release service bulletins or service letters advising Customer of the availability of certain warranty remedies. When such advice is provided, Customer will be deemed to have fulfilled the requirements for discovery of the defect and submittal of notice in this Product Assurance Document as of the date specified in the service bulletin or service letter.

6.       Filing a Claim.

         6.1 Authority to File. Claims may be filed by Customer or any Authorized Agents who Customer empowers to act on Customer's behalf. Empowerments will only be effective upon Boeing's receipt of the Authorized Agent's express written agreement, in form reasonably satisfactory to Boeing, to be bound by and to comply with all applicable terms and conditions of this AGTA.


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         6.2 Claim Information.

                  6.2.1 All claims will at a minimum include the following:

                           (i)      identity of claimant;

                           (ii) serial or block number of the Aircraft on which the defective Boeing Product was delivered;

                           (iii) part number of defective Boeing Product if available;

                           (iv) description of the claimed defect and reasonable proof that the defect exists; and

                           (v)      date the defect was discovered.

                  6.2.2 Additional information may be reasonably required based on the nature of the defect and the remedies requested. Boeing will promptly request such additional information from Customer.

                  6.2.3 Boeing may reject a claim which does not comply with the requirements of this Section 6.2.

         6.3 Boeing Claim Processing.

                  6.3.1 All claims must be signed and submitted directly by Customer or its Authorized Agent to Boeing Product Assurance Contracts.

                  6.3.2 Boeing will promptly review the claim and give prompt notification of claim approval or rejection. If the claim is rejected, then Boeing will promptly provide written explanation as to the reason for such rejection. In the event of rejection, Customer will have the opportunity to resubmit the claim in accordance with the above procedures if additional information not provided in the initial claim becomes available.

7.       Corrections Performed by Customer.

         7.1 Facilities Requirements. Customer may at its option perform Corrections to Boeing Products or may subcontract Corrections to an Authorized Agent of Customer.

         7.2 Technical Requirements. All Corrections performed by Customer or its Authorized Agent must be performed in accordance with Boeing's applicable service manuals, bulletins or other written instructions provided in advance by Boeing to Customer, using parts and materials furnished or approved by Boeing.


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         7.3      Claims for Reimbursement.

                  7.3.1 As stated in Section 4 above, Boeing will promptly reimburse Customer for reasonable costs of Direct Labor and Direct Materials, excluding time expended for normal overhaul, to perform a Correction to a defective Boeing Product. Customer's claim for reimbursement must contain reasonably sufficient information to substantiate Direct Labor hours expended and Direct Materials consumed. Customer or its Authorized Agent may be required to produce invoices for materials. Boeing will also reimburse actual Direct Labor hours reasonably necessary for interim repairs performed prior to a final correction, if the repair and procedure is approved by Boeing. Direct Labor for which Customer is reimbursed under this Section 7.3.1 includes work performed towards a Correction that does not fully correct the defect if Boeing instructions were not sufficient to Correct the defect.

                  7.3.2 Notwithstanding anything to the contrary contained herein, reimbursement for Direct Labor hours to perform Corrections defined in a service bulletin or service letter will be based on the labor estimates in the service bulletin or service letter.

         7.4 Disposition of Defective Boeing Products Beyond Economical Repair.

                  7.4.1 Unless Customer has received confirmation from Boeing or its on-site customer services representative in accordance with Section 7.4.2, defective Boeing Products that are found to be beyond economical repair will be retained for a period of 60 days from the date Boeing receives Customer's claim for such parts. Boeing may request return, at Boeing's expense, of such Boeing Products during the 60 day period for inspection and confirmation of defect.

                  7.4.2 If after the 60 day holding period, Customer has not received a request for return of a defective Boeing Product from Boeing, such Boeing Product with a value of U.S. $2000 or less may be scrapped without notification to Boeing. If such Boeing Product has a value greater than U.S. $2000, Customer must obtain confirmation of unrepairability by Boeing's on-site customer services representative prior to scrapping. Confirmation may be in the form of the customer services representative's signature on Customer's claim or through direct communication between the customer services representative and Boeing Product Assurance Contracts.

8.       Corrections Performed by Boeing.

         Customer may, at its option, return Boeing Products to Boeing for correction in which event the following provisions shall apply with respect to each Boeing Product so returned to Boeing for Correction in accordance with this
Part 2 of this Product Assurance Document.


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         8.1 Freight Charges. Customer will pay freight charges to return a defective Boeing Product to Boeing. Boeing will promptly reimburse Customer for the charge for any item determined to be defective under this Product Assurance Document. Boeing will pay freight charges to return the Corrected Boeing Product.

         8.2 Customer Instructions. The documentation shipped with the returned defective Boeing Product may include specific technical instructions for work to be performed on the Boeing Product or written request to contact Customer prior to commencing any Corrections. The absence of such instructions or request will evidence Customer's authorization for Boeing to proceed to perform all reasonably necessary Corrections and work required to return the Boeing Product to a serviceable condition.

         8.3 Correction Time Objectives.

                  8.3.1 All Corrections shall be performed by or for Boeing at Boeing's expense with reasonable care and dispatch in order that the Aircraft or Boeing Product involved will not be kept out of service longer than necessary. Boeing's objective for making Corrections is 10 working days for avionics and electronic Boeing Products, 30 working days for other Boeing Products Corrected at Boeing's facilities, and 40 working days for other Boeing Products Corrected at a Boeing subcontractor's facilities. The objectives are measured from the date Boeing receives the defective Boeing Product and a valid claim to the date Boeing ships the Corrected Boeing Product.

                  8.3.2 If Boeing reasonably believes that it will exceed or does exceed a Correction time objective and Customer has procured spare Boeing Products for the defective Boeing Product in quantities shown in Boeing's Recommended Spare Parts List (RSPL), then Boeing will either expedite the Correction to meet Customer's completion date or provide a similar Boeing Product on a no-charge loan or lease basis until a Corrected Boeing Product is returned to Customer.

         8.4 Title Transfer and Risk of Loss.

                  8.4.1 Title to and risk of loss of any Boeing Product returned to Boeing will at all times remain with Customer or any other title holder of such Boeing Product. While Boeing has possession of the returned Boeing Product, Boeing will have only such liabilities as a bailee for mutual benefit would have, but will not be liable for loss of use.

                  8.4.2 If Correction of a defect requires shipment of a new Boeing Product, then at the time Boeing ships the new item, title to and risk of loss for the returned Boeing Product will pass to Boeing, and title to and risk of loss for the new Boeing Product will pass to Customer.


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9.       Returning an Aircraft.

         9.1 Conditions. Unless Boeing and Customer agree otherwise, an Aircraft may be returned to Boeing's facilities, or such other facility as may be mutually agreed to, for Correction only if a defect occurs during the ferry flight following delivery or if:

                  (i)      Boeing and Customer agree a defect exists;

                  (ii) Customer lacks access to either its own adequate facilities (or its contractor's facilities if used by Customer in the normal course of its business), equipment, qualified personnel, or data to perform the Correction; and

                  (iii) it is not practical, in Boeing's reasonable estimation, to dispatch Boeing personnel to perform the Correction at a remote site.

         9.2 Correction Costs. In the event an Aircraft is returned to Boeing facilities, Boeing will perform the Correction at no charge to Customer in accordance with the Correction objectives and other conditions herein. Subject to the conditions of Section 9.1, Boeing will promptly reimburse Customer for the costs of fuel, oil and landing fees incurred in ferrying the aircraft to Boeing and back to Customer's facilities. Customer will use reasonable efforts to minimize the length of both flights.

         9.3 Separate Agreement. Boeing and Customer will enter into a separate agreement covering return of the Aircraft and performance of the Correction. Customer may be invoiced for work performed by Boeing that is not part of the Correction if and to the extent authorized by Customer within a reasonable period of time.

10.      Customer's Indemnification of Boeing.

         The provisions of Section 8.2, "Title and Risk with Customer", of the AGTA will apply to any work performed with due care by Boeing in conformity with Customer's specific technical instructions, to the extent any legal liability of Boeing is based upon Boeing's performing such work in conformance with the content of such instructions.

11.      Disclaimer and Release; Exclusion of Liabilities.

         11.1 DISCLAIMER AND RELEASE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED ELSEWHERE IN THE AGTA OR THE PURCHASE AGREEMENT, THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF CUSTOMER STATED IN THIS PRODUCT ASSURANCE DOCUMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING,


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EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY
NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENTS, INCLUDING, BUT NOT LIMITED TO:

                  (A)      ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

                  (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

                  (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

                  (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

         11.2 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENTS.

         11.3 Definitions. For the purpose of this Section 11, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, Affiliates, the assignees of each, and their respective directors, officers, employees and agents.


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                           PRODUCT ASSURANCE DOCUMENT

                       PART 3: BOEING SERVICE LIFE POLICY


1.       Definitions.

         FAILED COMPONENT - a SLP Component in which a Failure has occurred.

         FAILURE - means any defect, failure or breakage, in a SLP Component.

         SLP COMPONENT - the items listed in Supplemental Exhibit SLP1 to the applicable Purchase Agreement for a specific model of Aircraft that is installed in the Aircraft at the time of delivery or is purchased from Boeing by Customer as a spare part, or is purchased from Boeing or delivered by Boeing as a Correction or replacement under this Product Assurance Document.

         POLICY - the Service Life Policy contained in this Part 3 to the Product Assurance Document.

2.       Service Life Policy.

         2.1 SLP Commitment. If a Failure occurs in a SLP Component within the time periods specified in Section 2.2 below, Boeing will as promptly as practicable, at a price calculated pursuant to Section 3 below, either (i) design and furnish to Customer a Correction of the Failed Component (including Boeing standard parts but excluding industry standard parts), (ii) design and furnish to Customer materials required to Correct or repair the Failed Component (including Boeing standard parts but excluding industry standard parts) or (iii) furnish to Customer a replacement SLP Component for the Failed Component.

         2.2 SLP Policy Periods.

                  2.2.1 The Policy period for SLP Components initially installed on an Aircraft is 12 years after delivery of the Aircraft.

                  2.2.2 The Policy period for SLP Components purchased from Boeing by Customer as spare parts is 12 years after delivery of such SLP Component, or 12 years after delivery of the last new Aircraft of a specific model, whichever first expires.


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3.       Price.

         The price that Customer will pay for the correction or replacement of a Failed Component will be calculated pursuant to the following formula:

                  P =      C*T
                           ---
                           144

         where:

                  P =      price to Customer

                  C = SLP Component sales price at time of correction or replacement

                  T = total age in months (to the nearest month) of the Failed Component from the date of delivery of Failed Component to Customer to the date of correction or replacement.

4.       Conditions and Limitations.

         Boeing's obligations under this Policy are conditioned upon the following:

         4.1 Customer must notify Boeing of the Failure within three months after it becomes apparent.

         4.2 Customer must provide reasonable evidence that the claimed defect or Failure is covered by this Policy and, if requested by Boeing, that such defect or Failure was not the result of (i) a defect or Failure in a component not covered by this Policy, (ii) an extrinsic force, or (iii) a negligent or improper act or omission of Customer, including, without limitation, operation or maintenance contrary to applicable governmental regulations or Boeing's applicable service bulletins, service letters, maintenance manuals, overhaul manuals and other written Boeing instructions provided to Customer by Boeing prior to such alleged negligent or improper act or omission of Customer.

         4.3 If return of a Failed Component is practicable and requested by Boeing, Customer will return such Failed Component to Boeing at Boeing's expense.

         4.4 Customer's rights and remedies under this Policy are limited to the receipt of corrective materials or replacement components at prices calculated pursuant to Section 3 above. If corrections or replacements are performed by Boeing at Customer's request, the rates charged Customer for such installation shall not exceed the rates charged other commercial customers of Boeing during substantially the same time period.


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5.       Disclaimer and Release; Exclusion of Liabilities.

         This Part 3 and the rights and remedies of Customer and the obligations of Boeing are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Section 11 of Part 2 of this Product Assurance Document.


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                           PRODUCT ASSURANCE DOCUMENT

                      PART 4: SUPPLIER WARRANTY COMMITMENT


1.       Supplier Warranties and Supplier Patent Indemnities.

         Boeing will obtain adequate warranties and indemnities against patent and copyright infringement enforceable by Customer from all suppliers and manufacturers (Suppliers) of Supplier Products (and their replacements under this Product Assurance Document) installed on the Aircraft at the time of delivery. Boeing will furnish copies of the warranties and patent indemnities to Customer as soon as available but no later than delivery of the first Aircraft of a model.

2.       Boeing Assistance in Administration of Supplier Warranties.

         Customer will be responsible for submitting warranty claims directly to Suppliers; however, if Customer experiences problems enforcing any Supplier warranty obtained by Boeing for Customer, Boeing will promptly conduct an investigation of the problem, report to Customer the results of its investigation, and assist Customer in the resolution of those claims. To the extent warranties are for the benefit of Boeing only and not enforceable by Customer, Customer may submit its claim to Boeing and Boeing will promptly enforce such warranty against the applicable Supplier.

3.       Boeing Support in Event of Supplier Default.

         3.1 In the event that:

                  3.1.1 any Supplier, under any Supplier warranty obtained by Boeing pursuant to Section 1 above, defaults in the performance of any material obligation contained in such Supplier warranty, with respect to a defect in material or workmanship or a defect in design in any Supplier Product (and their replacements under the Product Assurance Document) installed in the Aircraft at the time of delivery, and

                  3.1.2 Customer submits to Boeing Product Assurance Contracts, reasonable proof that such default has occurred, then the warranty set forth in
Section 2.1(ii) or 2.1(iii), as the case may be, of Part 2 of the Product Assurance Document, and Sections 3.1 through Section 11.3 of such Part 2, shall apply to such defect to the same extent as if such Supplier Product (or replacement pursuant to this Product Assurance Document) were a Boeing Product, except that:


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                           (i) the warranty period with respect to such Supplier
Product shall be the longer of the applicable period set forth in such Supplier warranty, if a warranty period is expressly set forth therein, or the warranty period set forth in Section 3.1 of Part 2 of this Product Assurance Document, and

                           (ii) the warranty notice period shall be as specified
in Section 5 of Part 2 of this Product Assurance Document.

         3.2 At Boeing's request, Customer will assign to Boeing, and Boeing will be subrogated to, its rights against the Supplier provided by the Supplier warranty.


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                           PRODUCT ASSURANCE DOCUMENT

                       PART 5: BOEING INTERFACE COMMITMENT


1.       Interface Problems.

         If Customer experiences any technical problems in the operation of an Aircraft or its systems, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to the design characteristics of the Aircraft or one or more of its systems, defined as an Interface Problem, Boeing will, without additional charge to Customer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem and to recommend such corrective action as may be feasible. At the reasonable request of Boeing, Customer will furnish to Boeing all data and information in its possession reasonably relevant to the Interface Problem and will reasonably cooperate with Boeing in the conduct of investigations and tests which may be required. Boeing will promptly advise Customer in writing at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.

2.       Boeing Responsibility.

         If Boeing determines that the Interface Problem is primarily attributable to the design of any Boeing Product, Boeing will Correct the design of such item to the extent of any then-existing obligations of Boeing under the provisions of the applicable Boeing warranty or Boeing Service Life Policy.

3.       Supplier Responsibility.

         If Boeing determines that the Interface Problem is primarily attributable to the design of an item not manufactured to Boeing's detailed design, Boeing will reasonably assist Customer in processing a warranty claim against the Supplier of the item. Boeing will also take whatever reasonable action is permitted by its contracts with such Supplier in an effort to obtain a correction of the Interface Problem acceptable to Customer. If the Supplier fails within a reasonable period of time to take appropriate action on Boeing's recommendation as to the necessary corrective action and Customer submits to Boeing, within a reasonable period of time, proof of such failure, then Boeing shall take action in accordance with the provisions of the Supplier Warranty Commitments (Part 4 to this Product Assurance Document).


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4.       Joint Responsibility.

         If Boeing determines that the Interface Problem is partially attributable to the design of a Boeing Product and partially attributable to a Supplier Product, Boeing will promptly seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier of the other item and will promptly advise Customer of such corrective actions as may be proposed by Boeing and such Supplier; such proposal to be consistent with any then existing obligations of Boeing and such Supplier. If such proposal is acceptable to Customer, the proposed action shall be taken.

5.       General.

         Customer will, if requested by Boeing, assign to Boeing subject to mutually agreed terms, any of its rights against any supplier as Boeing may reasonably require to fulfill its obligations under this Boeing Interface Commitment.


6.       Disclaimer and Release; Exclusion of Liabilities.

         This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Section 11 of Part 2 of this Product Assurance Document.


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                           PRODUCT ASSURANCE DOCUMENT

                    PART 6: BOEING INDEMNITIES AGAINST PATENT
                              AND COPYRIGHT INFRINGEMENT


1.       Indemnity Against Patent Infringement.

         Subject to the exceptions, limitations and conditions set forth in this
Part 6, Boeing will indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through its use, lease or resale of any Aircraft or any Boeing Product installed on an Aircraft at delivery.

2.       Indemnity Against Copyright Infringement.

         Subject to the exceptions, limitations and conditions set forth in this
Part 6, Boeing will indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged copyright infringement through its use, lease or resale of any computer software installed on an Aircraft at delivery.

3.       Exceptions, Limitations and Conditions.

         3.1 Boeing's obligation to indemnify Customer for patent infringement will extend only to infringements in countries which, at the time of the infringement, were party to and fully bound by either (a) Article 27 of Chicago Convention on International Civil Aviation of December 7, 1944, or (b) the International Convention for the Protection of Industrial Property (Paris Convention).

         3.2 Boeing's obligation to indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.

         3.3 The indemnities provided under this Part 6 will not apply to BFE, Engines, any system, accessory, equipment, Part or software (i) not manufactured to Boeing's detailed design; (ii) manufactured to Boeing's detailed design without Boeing's authorization; or (iii) used other than for its intended purpose.


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         3.4 Customer must deliver written notice to Boeing (i) within 10 days after Customer first receives written notice of any suit or other formal action against Customer and (ii) within 20 days after Customer first receives any written allegation or written claim of infringement covered by this Part 6. Notwithstanding the preceding sentence, failure to so notify Boeing shall not relieve it of any liability that it may have to Customer except to the extent that Boeing demonstrates that the defense of such action or claim is prejudiced thereby.

         3.5 In the event that such action or claim shall be brought, Boeing may, at any stage in the proceedings and at its option and expense following prior written notice to Customer: (i) negotiate with any party claiming infringement (ii) intervene in any infringement suit or action covered by this indemnity, (iii) assume or control the defense of any infringement suit or action covered by this indemnity, and/or (iv) attempt to resolve any claim of infringement covered by these indemnities by replacing the allegedly infringing Aircraft or any Boeing Product installed on an Aircraft at delivery (or replacement part provided by Boeing thereafter under this Purchase Agreement) or any computer software installed on an Aircraft at delivery (or replacement computer software provided by Boeing thereafter under this Purchase Agreement) with a noninfringing equivalent.

         3.6 Customer will use best reasonable efforts to promptly furnish to Boeing all data, records and assistance within its possession or control which Boeing considers relevant or material to any alleged infringement covered by this Part 6.

         3.7 Except as required by a final judgment entered against Customer by a court of competent jurisdiction from which no appeals can be or have been filed, Customer will obtain Boeing's written approval prior to paying, committing to pay, assuming any obligation or making any material concession relative to any infringement covered by these indemnities.

         3.8 BOEING WILL HAVE NO OBLIGATION OR LIABILITY UNDER THIS PART 6 FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE OBLIGATIONS OF BOEING AND REMEDIES OF CUSTOMER STATED IN THIS PART 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING OR ANY ASSIGNEE OF BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT OR ANY SYSTEM, ACCESSORY, EQUIPMENT, PART OR SOFTWARE RELATED TO ANY AIRCRAFT.


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         3.9 For the purposes of this Part 6, "BOEING" or "Boeing" is defined as
The Boeing Company, its divisions, wholly owned subsidiaries, the permitted assignees of each and their respective directors, officers, employees and agents.

        3.10 For the purposes of this Part 6, "Customer" is defined as American Airlines, Inc., its divisions, wholly owned subsidiaries, the permitted assignees of each and their respective directors, officers, employees and agents.


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                                    EXHIBIT D

                                       TO

                  AIRCRAFT GENERAL TERMS AGREEMENT NO. AGTA-AAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.



                     AIRFRAME ESCALATION ADJUSTMENT DOCUMENT






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                                    EXHIBIT D


                     AIRFRAME ESCALATION ADJUSTMENT DOCUMENT




1.           Formula.

             The Escalation Adjustment to the Airframe Price and the Optional Features Price will be determined at the time of delivery of an Aircraft in accordance with the following formula:

             Pa = (P(o))(L + M - 1)

             Where:

                     P a  = Escalation Adjustment to the Airframe Price and
                            the Optional Features Price. (For Model 737-600, 737-700 and 737-800, the Airframe Price includes the Engine Price.)

                     P(o) = Airframe Price and Optional Features Price (as set
                            forth in the Purchase Agreement).

                     L    = .65 x  ECI(n)
                                   ------
                                   ECI(o)

                     In determining the value of L, the ratio of ECI(n) divided by ECI(o) shall be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by 0.65, with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.


                     M  =   .35 x  ICI(n)
                                   ------
                                   ICI(o)


                     In determining the value of M, the ratio of ICI(n) divided by ICI(o) shall be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by 0.35, with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                     ECI(n) = the three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) of the "Employment Cost Index for Workers in Aerospace Manufacturing" (ECI code 3721, base year 1989 = 100), as


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                                released by the U.S. Department of Labor, Bureau
                                of Labor Statistics for the fifth, sixth and seventh months prior to the Scheduled Delivery Month of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

                     ECI(o) = the value specified in Table 1 to the Purchase Agreement, which value is equal to the three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) of the "Employment Cost Index for Workers in Aerospace Manufacturing" (ECI code 3721), as released by the U.S. Department of Labor, Bureau of Labor Statistics for the fifth, sixth and seventh months prior to the month and year specified as "Price Base Year" in Table 1 of the Purchase Agreement. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

                     ICI(n) = the three-month arithmetic average (expressed as a decimal and rounded to the nearest tenth) of the "Producer Prices and Price Index" of the Industrial Commodities Index (base year 1982 =
                                100), as released by the U.S. Department of Labor, Bureau of Labor Statistics, for the fifth, sixth and seventh months prior to the Scheduled Delivery Month of the applicable Aircraft.

                     ICI(o) = the value specified in Table 1 to the Purchase Agreement, which value is equal to the three-month arithmetic average (expressed as a decimal and rounded to the nearest tenth) of the "Producer Prices and Price Index" of the Industrial Commodities Index, as released by the U.S. Department of Labor, Bureau of Labor Statistics, for the fifth, sixth and seventh months prior to the month and year specified as "Price Base Year" in Table 1 of the Purchase Agreement.


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Note:        i.     As an example, with respect to ECI(n) and ICI(n) above, for an Aircraft having a Scheduled Delivery Month of January, the months June, July and August of the preceding year will be utilized in determining the value of ECI(n) and ICI(n).

             ii. .65 is the numeric ratio attributed to labor in the formula for the Escalation Adjustment to the Airframe Price and the Optional Features Price.

             iii. .35 is the numeric ratio attributed to materials in the formula for the Escalation Adjustment to the Airframe Price and the Optional Features Price.

2. Values to be Utilized in the Event of Unavailability or Revision of Methodology.

             2.1 If, prior to the delivery of an Aircraft, the Bureau of Labor Statistics substantially revises the methodology used for the determination of the indices to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released indices), or for any reason has not released indices needed to determine the applicable Escalation Adjustment to the Airframe Price and the Optional Features Price, the parties will, prior to the delivery of such Aircraft, select a substitute index from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute index will result in the same adjustment, insofar as possible, as would have been achieved by continuing to use the original index as such index may have fluctuated during the applicable time period had such index not been discontinued or revised. However, if within 24 months from delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing indices without a revision in methodology for the months needed to determine the Escalation Adjustment to the Airframe Price and the Optional Features Price, such indices will be used to determine any increase or decrease in the Escalation Adjustment to the Airframe Price and the Optional Features Price for the Aircraft from that determined at the time of delivery of the Aircraft.

             2.2 Notwithstanding Section 2.1 above, if prior to the Scheduled Delivery Month of an Aircraft, the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such rebased values will be incorporated in the Escalation Adjustment calculation.

             2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February 1995, which is consistent with the applicable provisions of Section 1 of this Exhibit D.

             2.4 Boeing will submit either a supplemental invoice or refund the amounts due Customer as appropriate to reflect any increase or decrease in the Escalation


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Adjustment for an Aircraft made pursuant to Section 2.1 above. Any payments due to Boeing or Customer shall be made with reasonable promptness.

Note:        i.     The indices, released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the Scheduled Delivery Month of an Aircraft, will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Escalation Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no increase or decrease in the Escalation Adjustment for an Aircraft will be made after Aircraft delivery for any subsequent changes in published indices.

             ii. Any rounding of all numbers under this Exhibit D with respect to calculating the Escalation Adjustment shall be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, then the preceding digit shall be raised to the next higher number.


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
Appendix I to Aircraft General Terms Agreement No. AGTA-AAL


                     SAMPLE INSURANCE CERTIFICATE (CUSTOMER)

================================================================================
                               BROKER'S LETTERHEAD
================================================================================

[date]

Certificate of Insurance Ref. No.
                                 ----------------

THIS IS TO CERTIFY TO:

                               The Boeing Company
                               Post Office Box 3707
                               Mail Stop 13-57
                               Seattle, Washington 98124
                               Attn:   Manager - Aviation Insurance for
                                       Vice President - Employee Benefits,
                                       Insurance and Taxes

CC:                            Boeing Commercial Airplane Group
                               P.O. Box 3707
                               Mail Stop 75-38
                               Seattle, Washington 98124-2207
                               Attn:  Vice President - Contracts

that Insurers, EACH FOR HIS OWN PART AND NOT ONE FOR THE OTHER, are providing the following insurance:

NAMED INSURED:           AMERICAN AIRLINES, INC.

ADDRESS OF INSURED:      P.O. BOX 619616
                         DALLAS/FT. WORTH AIRPORT, TX  75261-9616

PERIOD OF INSURANCE:     SEE ATTACHED SCHEDULE OF INSURERS

GEOGRAPHICAL LIMITS:     WORLDWIDE

EQUIPMENT INSURED:       ALL BOEING [MODEL] [TYPE] AIRCRAFT OWNED OR OPERATED BY
                         AMERICAN THAT ARE THE SUBJECT OF THAT CERTAIN PURCHASE
                         AGREEMENT NO._______ DATED _______, 1997 BETWEEN
                         AMERICAN AND BOEING, AS MORE PARTICULARLY DESCRIBED ON
                         THE ATTACHED SCHEDULE OF AIRCRAFT, AS SUCH SCHEDULE MAY
                         BE AMENDED FROM TIME TO TIME.

Appendix I to Aircraft General Terms Agreement No. AGTA-AAL




                            DESCRIPTION OF COVERAGES

A. AIRCRAFT HULL INSURANCE        All risks of ground and flight physical damage
                                  coverage in respect of all aircraft owned by, leased to or operated by the Named Insured, including the Aircraft and any engines
                                  (including the Engines) and any parts
                                  (including the Parts) while attached to any such Aircraft or removed therefrom but not replaced, subject to policy terms, conditions, limitations, exclusions and deductibles.

AMOUNT OF INSURANCE:              Agreed Value (as per Policy terms and
                                  conditions).

B. AIRCRAFT LIABILITY INSURANCE   [CONFIDENTIAL MATERIAL OMITTED AND FILED
                                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                  COMMISSION PURSUANT TO A REQUEST FOR
                                  CONFIDENTIAL TREATMENT.]

LIMIT OF LIABILITY:               [CONFIDENTIAL MATERIAL OMITTED AND FILED
                                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                  COMMISSION PURSUANT TO A REQUEST FOR
                                  CONFIDENTIAL TREATMENT.]

Appendix I to Aircraft General Terms Agreement No. AGTA-AAL




                SPECIAL PROVISIONS APPLICABLE TO THE ADDRESSEE(S)


Subject to the policy terms, conditions, limitations, exclusions and deductibles and solely with respect to Purchase Agreement No._____ dated as of _____, 1997 (the "Purchase Agreement") between American and The Boeing Company ("Boeing"), the policies set forth in the attached Schedule of Insurers are amended to include the following:

1. Solely with respect to Aircraft Liability Insurance, Boeing is included as an additional Insured, but only to the extent that American is obligated by its agreements to indemnify and hold harmless Boeing under
         Section 8.2.1 of the Aircraft General Terms Agreement, AGTA-AAL, applicable to the Purchase Agreement and then only to the extent of coverage provided by the policy;

2. Solely with respect to Aircraft Hull Insurance, each Insurer agrees to waive any rights of subrogation against Boeing to the extent that American has waived such rights by the terms of its agreements to indemnify Boeing pursuant to the Purchase Agreement;

3. Solely with respect to Aircraft Liability Insurance, to the extent Boeing is insured hereunder, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured regardless of any breach or violation of any warranty, declaration or condition contained in such policies;

4. Solely with respect to Aircraft Liability Insurance, to provide that all provisions of the insurance coverages referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issue to each;

5. Solely with respect to Aircraft Liability Insurance, such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of Boeing, but only to the extent that American is obligated by its agreements to indemnify and hold harmless Boeing under Section 8.2.1 of the Aircraft General Terms Agreement, AGTA-AAL, applicable to the Purchase Agreement and then only to the extent of coverage provided by the policy;

6. Each of the Aircraft Liability Insurance policy and Aircraft Hull Insurance policy provides that: Boeing shall not have any obligation or liability for premiums, commissions, calls or assessments in connection with such insurance;

7. With respect to the Aircraft Liability Insurance, if a policy is canceled for any reason whatsoever, any substantial change is made which would reduce the amount of coverage as certified herein, or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Boeing for thirty (30) days after receipt by Boeing of written notice from the

Appendix I to Aircraft General Terms Agreement No. AGTA-AAL



         Insurers or their authorized representatives or Broker of such cancellation, change or lapse; and

8. For the purposes of the Certificate, "Boeing" is defined as The Boeing Company, its divisions, any wholly-owned subsidiary of The Boeing Company which is assigned any rights or obligations in accordance with
         Article 9.1 of the AGTA, the assignees of each permitted under the applicable Purchase Agreement, provided that such assignees or subsidiaries have performed services under Exhibit B to the AGTA and Supplemental Exhibit CS1 to the Purchase Agreement, and their respective directors, officers and employees."

Appendix I to Aircraft General Terms Agreement No. AGTA-AAL




                    AMR CORPORATION, AMERICAN AIRLINES, INC.,
                           AND ALL THEIR SUBSIDIARIES

                        SCHEDULE OF SUBSCRIBING INSURERS
                POLICY TERM: DECEMBER 1, 1996 TO DECEMBER 1, 1997


COVERAGES:

Aircraft Hull and Liability Insurance

                                                                          POLICY
               SUBSCRIBING INSURERS FOR 100% PARTICIPATION                NUMBER

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


                            SEVERAL LIABILITY NOTICE

  The subscribing insurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligation.

Appendix I to Aircraft General Terms Agreement No. AGTA-AAL



Subject to the terms, conditions, limitations and exclusions of the relative policies except for the specific declarations contained in this certificate.


(signature)

(typed name)

(title)

Appendix II to Aircraft General Terms
Agreement No. AGTA-AAL



                          PURCHASE AGREEMENT ASSIGNMENT

                  This PURCHASE AGREEMENT ASSIGNMENT (this "Assignment"), dated as of [__________, ____], is between AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the "Assignor"), and [____________], a [__________] corporation (the "Assignee").

                              W I T N E S S E T H :

                  WHEREAS, the Assignor and the Manufacturer (as hereinafter defined) are parties to the Purchase Agreement (as hereinafter defined), providing, among other things, for the manufacture and sale by the Manufacturer to the Assignor of certain aircraft, engines and related equipment, including the Aircraft (as hereinafter defined) covered by the Participation Agreement (as hereinafter defined); and

                  WHEREAS, the Assignee wishes to acquire title to the Aircraft from the Assignor, and the Assignor, on the terms and conditions hereinafter set forth, is willing to assign to the Assignee certain of the Assignor's rights in and interests under the Purchase Agreement, and the Assignee is willing to accept such assignment as hereinafter set forth; and

                  WHEREAS, such acquisition and assignment are intended to permit consummation of the transactions contemplated by the Participation Agreement; and

                  WHEREAS, the Manufacturer is willing to execute and deliver to the Assignee a Consent and Agreement (the "Consent and Agreement") to the provisions hereof in substantially the form of Annex A hereto;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. For all purposes of this Assignment, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

                  "Aircraft" shall mean the Boeing [model] [type] aircraft, bearing United States registration number [N ], delivered or to be delivered under the Purchase Agreement, including the aircraft engines installed on such aircraft on the date of delivery thereof pursuant to the Purchase Agreement.

                  "Lease" shall mean the Lease Agreement, dated as of [__________, ____], between the Assignor, as lessee, and the Assignee, as lessor, as the same may be amended, modified or supplemented in accordance with the terms of the Operative Documents.

Appendix II to Aircraft General Terms
Agreement No. AGTA-AAL



                  "Manufacturer" shall mean The Boeing Company, a Delaware corporation, and its successors and assigns.

                  "Participation Agreement" shall mean the Participation Agreement, dated as of [________, ____], between the Security Trustee, the Lenders, the Assignor and the Assignee, as the same may be amended, modified or supplemented from time to time in accordance with the terms of the Operative Documents.

                  "Purchase Agreement" shall mean Purchase Agreement No. [_____], dated as of [__________,_____], between the Manufacturer and the Assignor (as heretofore amended, modified and supplemented), providing, among other things, for the manufacture and sale by the Manufacturer to the Assignor of Boeing Model [model] [type] aircraft, as the same may hereafter be amended, modified or supplemented to the extent permitted by the terms of this Assignment and the Mortgage, and including, without limitation, as part thereof, the exhibits thereto.

All other terms used herein in capitalized form without definition shall, when used herein, have the meanings specified in Appendix A to the Lease.

2. The Assignor has assigned, transferred and set over and does hereby assign, transfer and set over unto the Assignee all the Assignor's rights in and interests under the Purchase Agreement as and to the extent that the same relate to the Aircraft and the purchase and operation thereof and in and to the Manufacturer's Warranty Bill of Sale, except to the extent reserved below, including, without limitation, in such assignment (a) all claims for damages in respect of the Aircraft arising as a result of any default by the Manufacturer under the Purchase Agreement or under its warranty included in the Manufacturer's Warranty Bill of Sale, and (b) any and all rights of the Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft; reserving to the Assignor, however, (i) the right to purchase and take title to the Aircraft pursuant to the Purchase Agreement, (ii) all the Assignor's rights and interests in and to the Purchase Agreement as and to the extent that the Purchase Agreement relates to aircraft other than the Aircraft and the purchase and operation of such aircraft and to the extent that it relates to any other matters not directly pertaining to the Aircraft, (iii) all the Assignor's rights and interests in or arising out of any payments made or to be made by the Assignor in respect of the Aircraft under the Purchase Agreement or amounts credited or to be credited by the Manufacturer to the Assignor in respect of the Aircraft or otherwise, (iv) the right to demand, accept and retain all rights in and to all property (other than the Aircraft), data, documents, software, training, services, tools, and other things that the Manufacturer is obligated to provide or does provide pursuant to the Purchase Agreement, (v) all rights in respect of parts covered by the [Spare Parts General Terms Agreement No. __] between the Manufacturer and the Assignor (as heretofore or from time to time hereafter amended, modified or supplemented) relating to the Purchase Agreement, (vi) the right to maintain representatives at the Manufacturer's assembly plant or delivery center pursuant to the Purchase Agreement, and (vii) the additional rights set forth in any Letter Agreements or Purchase Agreement Supplements (as such terms are used in the Purchase Agreement), as at any time amended, modified or supplemented, to

Appendix II to Aircraft General Terms
Agreement No. AGTA-AAL



the Purchase Agreement. The Assignee hereby accepts the foregoing assignment subject to the terms hereof.

                  Notwithstanding the foregoing, with respect to the Aircraft, if and so long as the Assignee shall not have declared the Lease to be in default or the Lease shall not have been deemed to have been declared in default pursuant to Section [ ] thereof, and after such declaration or deemed declaration, as the case may be, if and so long as all Events of Default shall have been remedied by the Assignor, the Assignee authorizes the Assignor, to the exclusion of the Assignee, to exercise in the Assignor's name all rights and powers of the "Customer" under the Purchase Agreement and to retain any recovery or benefit resulting from the enforcement of any warranty or indemnity, or resulting from any refund, damages or other claims under the Purchase Agreement in respect of the Aircraft, except that the Assignor may not enter into any change order or other amendment, modification or supplement to the Purchase Agreement without the written consent or countersignature of the Assignee if such change order, amendment, modification or supplement would result in any rescission, cancellation or termination of the Purchase Agreement in respect of the Aircraft. Any payments or amounts that, pursuant to the preceding sentence, would have been required to be paid to the Assignor by the Manufacturer but for the existence of an Event of Default (and that have been paid to the Assignee by the Manufacturer) shall be held by the Assignee pursuant to Section [ ] of the Lease or applied as otherwise provided in the Lease and shall be paid over to the Assignor at the earlier of (a) such time as there shall not be existing any Event of Default, and to the extent not used to cure any existing Event of Default, and (b) [______] days after the Assignee's receipt of such payment, during which period the Assignee shall not have been limited by operation of law or otherwise from exercising remedies under the Lease and shall not have commenced to exercise any remedy available to it under Section [ ] of the Lease.

                  Each of the Assignor and the Assignee agrees with the other and expressly for the benefit of the Manufacturer that, for all purposes of this Assignment, the Manufacturer shall not be deemed to have knowledge of, and need not recognize, any Event of Default unless and until the Manufacturer shall have received from the Assignee written notice thereof addressed to the Manufacturer's Vice President, Contracts, at P.O. Box 3707, MS 75-38, Seattle, Washington 98124, telex: 32-9430, answerback: BOEINGREN RNTN, and, in acting in accordance with the terms of the Purchase Agreement and this Assignment, the Manufacturer may act with acquittance and conclusively rely upon any such notice.

3. Each of the Assignor and the Assignee agrees with the other and expressly for the benefit of the Manufacturer that, anything herein contained to the contrary notwithstanding: (a) the Assignor shall at all times remain liable to the Manufacturer under the Purchase Agreement to perform all the duties and obligations of the "Customer" thereunder to the same extent as if this Assignment had not been executed; and (b) the exercise by the Assignee of any of the rights assigned hereunder shall not release the Assignor from any of its duties or obligations to the Manufacturer under the Purchase Agreement except to the extent that such exercise by the Assignee

Appendix II to Aircraft General Terms
Agreement No. AGTA-AAL



shall constitute performance of such duties and obligations. It is expressly agreed that, except as provided in the next succeeding paragraph, none of the Assignee, the Security Trustee or any Lender shall have any obligation or liability under the Purchase Agreement by reason of, or arising out of, this Assignment or be obligated to perform any of the obligations or duties of the Assignor under the Purchase Agreement or to make any payment or to make any inquiry as to the sufficiency of any payment received by any of them or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

                  Without in any way releasing the Assignor from any of its duties or obligations under the Purchase Agreement, the Assignee expressly confirms for the benefit of the Manufacturer that, insofar as the provisions of the Purchase Agreement relate to the Aircraft, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or any other things delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement, including, without limitation, the disclaimer and release and exclusion of liabilities provisions in the Product Assurance Document and the insurance and indemnity provisions in Section 8.2 of the AGTA (as such term is used in the Purchase Agreement), shall apply to, and be binding upon, the Assignee to the same extent as the Assignor; provided, however, that nothing contained in this Assignment shall in any way diminish or limit the provisions of the Assignor's indemnities in Section [ ] of the Participation Agreement with respect to any liability of the Assignee or the Security Trustee to the Manufacturer in any way relating to or arising out of the Purchase Agreement. Assignee further agrees, expressly for the benefit of the Manufacturer, that at any time and from time to time upon the written request of the Manufacturer, the Assignee shall promptly and duly execute and deliver any and all such further assurances, instruments and documents and take all such further action as the Manufacturer may reasonably request in order to obtain the full benefits of the Assignee's agreements set forth in this paragraph.

                  Nothing contained herein shall subject the Manufacturer to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect the contract rights of the Manufacturer thereunder (except as provided in the attached Consent and Agreement).

                  The Assignor does hereby constitute, effective at any time after the Assignee has declared the Lease to be in default or after the Lease shall have been deemed to have been declared in default pursuant to Section [ ] thereof, and thereafter so long as any Event of Default shall be continuing, the Assignee and its successors and permitted assigns as the Assignor's true and lawful attorney, irrevocably, with full power (in the name of the Assignor or otherwise) to ask for, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due and to become due under, or arising out of, the Purchase Agreement in respect of the Aircraft, to the extent that the same have been assigned as provided in this Assignment and, for such period as the Assignee may exercise rights with respect thereto under this Assignment, to endorse any checks or other instruments or orders in connection therewith and to file any

Appendix II to Aircraft General Terms
Agreement No. AGTA-AAL



claims or take any actions or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which the Assignee may deem to be necessary or advisable in the premises.

4. The Assignor and the Assignee each agree that at any time and from time to time, upon the written request of the other, it will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the other may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

5. The Assignor does hereby represent and warrant that the Purchase Agreement, insofar as it relates to the Aircraft, is in full force and effect and is a legal, valid and binding obligation of the Assignor enforceable against the Assignor in accordance with its terms and that the Assignor is not in default thereunder. The Assignor does hereby further represent and warrant that the Assignor has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned or any of its rights with respect to the Aircraft under the Purchase Agreement not assigned hereby, to anyone other than the Assignee.

6. The Assignee agrees that it will not enter into any agreement that would amend, modify, supplement, rescind, cancel or terminate the Purchase Agreement in any respect without the prior written consent of the Assignor.

7. This Assignment is executed by the Assignor and the Assignee concurrently with the execution and delivery of the Participation Agreement and the Lease.

8. The Assignee agrees that it will not disclose to any third party the terms of the Purchase Agreement or this Assignment, except (i) to the other parties to the Participation Agreement or their successors and permitted assigns, (ii) to [parent corporation of Assignee], (iii) as required by applicable law, governmental regulation or judicial process, provided Assignee furnishes the Manufacturer with prompt written notice and affords the Manufacturer reasonable opportunity to obtain a protective order or other reasonably satisfactory assurance that confidential treatment will be accorded the information required to be disclosed, (iv) with the consent of the Assignor and the Manufacturer, (v) to counsel to any of the parties to the Participation Agreement or any other Lender or [parent corporation of Assignee], (vi) to bank examiners and auditors of any of the parties to the Participation Agreement or their successors and permitted assigns, (vii) in connection with any sale of any interest in the Aircraft effectuated pursuant to the exercise of remedies under Section [ ] of the Lease or (viii) to any Person with whom any Lender or any [investor in Assignee] is in good faith conducting negotiations relating to the possible transfer and sale of its interest in the transactions contemplated by the Operative Documents, if such Person shall have entered into an agreement similar to that contained in this Section 8 whereby such Person agrees for the express benefit of the Assignor and the Manufacturer to hold such information

Appendix II to Aircraft General Terms
Agreement No. AGTA-AAL



confidential. Any disclosure as contemplated by clauses (i), (ii), (v), (vi) and
(vii) of the preceding sentence shall be subject to the requirement that the entity to which such information is disclosed shall be subject to obligations of nondisclosure with respect to such information substantially the same as contained herein.

9. Pursuant to the Mortgage, the Assignee has assigned to and pledged with the Security Trustee all the rights and interest of the Assignee in and under the Purchase Agreement to the extent assigned by this Assignment.

10. This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

11. THIS ASSIGNMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

12. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

13. All notices with respect to the matters contained herein shall be delivered in the manner and to the addresses provided in Section [____] of the Participation Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement Assignment to be duly executed as of the day and year first above written.


                                             AMERICAN AIRLINES, INC.



                                             By
                                               ---------------------------------
                                               Name:
                                               Title:


                                             [name of ASSIGNOR]



                                             By
                                               ---------------------------------
                                               Name:
                                               Title:

Appendix II to Aircraft General Terms
Agreement No. AGTA-AAL


                  The undersigned, as Security Trustee for the benefit of the Lenders and as assignee of, and holder of a security interest in, the rights and interest of the Assignee in and under the Purchase Agreement and the foregoing Purchase Agreement Assignment, agrees that its rights and remedies thereunder shall be governed by the foregoing Purchase Agreement Assignment, including, without limitation, the second paragraph of Section 3 of the Purchase Agreement Assignment.



                                       [name of Security Trustee], not in its
                                       individual capacity, except as expressly provided herein, but solely as Security Trustee



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

Annex A to Appendix II to Aircraft General Terms
Agreement No. AGTA-AAL


                              CONSENT AND AGREEMENT

                                  N[ ]; MSN [ ]

                  The undersigned, The Boeing Company, a Delaware corporation, hereby acknowledges notice of and consents to the terms of the foregoing Purchase Agreement Assignment (herein called the "Assignment", the defined terms therein being used hereinafter with the same meaning), and hereby confirms to the Assignee that:

         (i). all representations, warranties, indemnities, and agreements of the Manufacturer under the Purchase Agreement with respect to the Aircraft and the warranty of the Manufacturer included in the Manufacturer's Warranty Bill of Sale shall, subject to the terms and conditions thereof, inure to the benefit of the Assignee to the same extent as if originally named the "Customer" therein, except as provided in Section 2 of the Assignment;

         (ii). neither the Assignee, the Security Trustee nor any Lender shall be liable for any of the obligations or duties of the Assignor under the Purchase Agreement, nor shall the Assignment give rise to any duties or obligations whatsoever on the part of the Assignee, the Security Trustee or any Lender owing to the Manufacturer, except for the agreements of the Assignee and the Security Trustee in the Assignment to the effect that, in exercising any rights under the Purchase Agreement or making any claim with respect to the Aircraft or any other things delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement, including, without limitation, the disclaimer and release and exclusion of liabilities provisions in the Product Assurance Document and the insurance and indemnity provisions in Section 8.2 of the AGTA (as such term is used in the Purchase Agreement), shall apply to, and be binding upon, the Assignee and the Security Trustee to the same extent as the Assignor;

         (iii). the Manufacturer consents to: [(w) the execution by the Assignor and the Assignee of the Participation Agreement, and the sale of the Aircraft by the Assignor to the Assignee under the Participation Agreement; (x) the execution by the Assignor and the Assignee of the Lease, and the lease of the Aircraft by the Assignee to the Assignor under the Lease;] (y) the mortgage of all of the Assignee's right, title and interest in and to the Purchase Agreement and the Aircraft by the Assignee pursuant to the Mortgage to the Security Trustee for the benefit of the Lenders; and (z) the assignment by the Assignee of its rights under the Assignment to the Security Trustee pursuant to the Mortgage, and agrees that each of the Assignment and the Mortgage constitutes an agreement by the Assignee as required by Section 9.2 of the AGTA; and

         (iv). the Manufacturer will continue to pay to the Assignor all payments that the Manufacturer may be required to make in respect of the Aircraft under the

Annex A to Appendix II to Aircraft General Terms
Agreement No. AGTA-AAL


         Purchase Agreement, unless and until the Manufacturer shall have received from the Assignee written notice addressed to the Manufacturer's Vice President, Contracts at P.O. Box 3707, MS 75-38, Seattle, Washington 98124, telex: 32-9430, answerback: BOEINGREN RNTN, that the Lease has been declared to be in default or deemed to have been declared in default pursuant to Section [____] thereof and that such default is continuing, whereupon the Manufacturer will make any and all payments that it may be required thereafter to make under the Purchase Agreement in respect of the Aircraft (to the extent that the right to receive such payments has been assigned under the Assignment or the Mortgage), directly to the Security Trustee at its address at [address of Security Trustee] or, after receiving written notice from the Security Trustee that the Lien of the Mortgage has been released, to the Assignee at such address as the Assignee may specify, unless and until the Manufacturer shall have received from the Assignee notice addressed as aforesaid, that no Event of Default is continuing, whereupon the Manufacturer will make all such payments that the Manufacturer may be required to make thereafter in respect of the Aircraft under the Purchase Agreement to the Assignor.

                  The Manufacturer hereby represents and warrants that: (A) the Manufacturer is a corporation duly organized and existing in good standing under the laws of the State of Delaware; (B) the making and performance of the Purchase Agreement and this Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder approval and do not contravene the Manufacturer's certificate of incorporation or by-laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound; (C) the making and performance of this Consent and Agreement do not contravene any law binding on the Manufacturer; and (D) the Purchase Agreement constituted as of the date thereof and at all times thereafter to and including the date of this Consent and Agreement, and constitutes as of the date hereof, a binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its terms, and this Consent and Agreement is a binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its terms, in each case subject to (i) the limitation of applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). It is understood that the execution by the Manufacturer of this Consent and Agreement is subject to the condition that, concurrently with the delivery of the Aircraft to the Assignee, the Assignee shall lease the Aircraft to the Assignor under the Lease.

Annex A to Appendix II to Aircraft General Terms
Agreement No. AGTA-AAL



                  The Consent and Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Washington, including all matters of construction, validity and performance.

Dated as of _____________, ______.


                               THE BOEING COMPANY




                               By:
                                  ---------------------------------------
                                  Name:
                                       ----------------------------------
                                  Title:
                                        ---------------------------------



                                  Manufacturer's Serial Number:
                                                               ----------

Appendix III to Aircraft General Terms
Agreement No. AGTA-AAL


                     MANUFACTURER'S CONSENT AND AGREEMENT TO
                            ASSIGNMENT OF WARRANTIES


         Reference is made to (i) Purchase Agreement No. [______], dated as of [_________], 1997 (as amended, modified and supplemented, the "Purchase Agreement") between THE BOEING COMPANY, a Delaware corporation (the "Manufacturer"), and AMERICAN AIRLINES, INC., a Delaware corporation ("American"), and (ii) the Boeing [model] [type] aircraft bearing Manufacturer's serial number [_____] and U.S. Registration No. N[_____] (the "Aircraft"). The Manufacturer hereby acknowledges notice of and consents to the assignment (the "Warranty Assignment") by American to [_________________________], as Security Trustee (the "Security Trustee") under that certain Aircraft Security Agreement dated as of [________, ____] (the "Security Agreement"; capitalized terms used herein without definition have the meanings specified therefor in the Security Agreement), between American and the Security Trustee, of all right, title and interest of American in, to and under (i) Parts 1, 2, 3, 4 and 6 of Exhibit C to the Purchase Agreement, but only to the extent that the same relate to continuing rights of American in respect of any warranty or indemnity, express or implied, as to title, materials, workmanship or design with respect to the Airframe or the Engines (the "Warranty Rights") and (ii) the Warranty Bill of Sale. The Manufacturer hereby confirms that:

                  (i) all obligations of the Manufacturer contained in the Warranty Rights, the FAA Bill of Sale and the Warranty Bill of Sale, together with all rights, powers, privileges, options and other benefits of American under the same with respect to such warranties or indemnities, shall, subject to the terms and conditions thereof, inure to the benefit of the Security Trustee under the Security Agreement to the extent provided therein to the same extent as if the Security Trustee had originally been named the "Customer" in the Purchase Agreement; and

                  (ii) except as otherwise provided herein, neither the Security Trustee nor any Lender shall be liable, by virtue of the Warranty Assignment, for any of the obligations or duties of the Customer under the Purchase Agreement, nor shall the Warranty Assignment give rise to any duties or obligations whatsoever on the part of the Security Trustee or any Lender owing to the Manufacturer or to make any payment or to make any inquiry as to the sufficiency of any payment received by any of them or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

                  Anything contained herein, in the Security Agreement or in any other document to the contrary notwithstanding, the Manufacturer's consent and agreements hereunder are expressly conditioned on the following: (i) American shall at all times

Appendix III to Aircraft General Terms
Agreement No. AGTA-AAL

remain liable to the Manufacturer under the Purchase Agreement to perform all the duties and obligations of the "Customer" thereunder to the same extent as if this Manufacturer's Consent had not been executed; (ii) until the receipt from the Security Trustee of written notice addressed to the Manufacturer's Vice President - Contracts, at P.O. Box 3707, MS 75-38, Seattle, Washington 98124 (Telex: 32-9430, Answer back: BOEINGREN RNTN), that an Event of Default (as defined in the Security Agreement) has been declared and is continuing, the Manufacturer shall perform its duties and obligations under Parts 1, 2, 3, 4 and 6 of Exhibit C to the Purchase Agreement with respect to the Aircraft exclusively at the direction of American, and after the receipt of such notice, the Manufacturer shall make any and all payments which it may be required thereafter to make under the Purchase Agreement in respect of the Aircraft (to the extent that the right to receive such payments has been assigned under the Security Agreement), directly to the Security Trustee at its address at [address of Security Trustee], Attention: Corporate Trust Department, unless and until the Manufacturer shall have received from the Security Trustee notice addressed as aforesaid, that no Event of Default is continuing, whereupon the Manufacturer will make all such payments which the Manufacturer may be required to make thereafter in respect of the Aircraft under the Purchase Agreement to American;
(iii) the exercise by the Security Trustee of any of the rights assigned hereunder shall not release American from any of its duties or obligations to the Manufacturer under the Purchase Agreement except to the extent that such exercise by the Security Trustee shall constitute performance of such duties and obligations; and (iv) without in any way releasing American from any of its duties or obligations under the Purchase Agreement, it is understood that the Security Trustee agrees for the benefit of the Manufacturer that, insofar as the provisions of the Purchase Agreement relate to the Aircraft, in exercising any rights under the Warranty Rights, or in making any claim with respect to the Aircraft thereunder or any other things delivered or to be delivered pursuant thereto, the terms and conditions of the Purchase Agreement, including, without limitation, the disclaimer and release and exclusion of liabilities provisions in the Product Assurance Document and the insurance and indemnity provisions in
Section 8.2 of the AGTA (as defined in the Purchase Agreement), shall apply to, and be binding upon, the Security Trustee to the same extent as American. Nothing contained herein or in the Security Agreement shall subject the Manufacturer to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect the contract rights of the Manufacturer thereunder.

                  The Manufacturer hereby represents and warrants that (A) the Manufacturer is a corporation duly organized and existing in good standing under the laws of the State of Delaware and has the requisite power and authority to enter into and perform its obligations under the Purchase Agreement and this Manufacturer's Consent; (B) the making and performance of the Purchase Agreement and this Manufacturer's Consent have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder approval and do not contravene the Manufacturer's certificate of incorporation or by-laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound; (C) the making and performance of this Manufacturer's Consent do not contravene

Appendix III to Aircraft General Terms
Agreement No. AGTA-AAL

law binding on the Manufacturer; and (D) each of the Purchase Agreement and the Warranty Bill of Sale as of the date thereof and at all times thereafter to and including the date of this Manufacturer's Consent and this Manufacturer's Consent constitutes a binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its terms, subject, in each case, to (i) the limitation of applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Dated:  __________, ____.

                                        THE BOEING COMPANY



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



Accepted and Agreed:

AMERICAN AIRLINES, INC.


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

[Name of Security Trustee],
as Security Trustee


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------


Manufacturer's Serial Number:
                             ------------------

Appendix IV to Aircraft General Terms
Agreement No. AGTA-AAL


                            POST-DELIVERY SALE NOTICE


                                         [Date]


The Boeing Company
P.O. Box 3707
Seattle, Washington  98124-2207

Attention:        Vice President - Contracts
                  Mail Stop 75-38

Ladies and Gentlemen:

                  Reference is made to (i) Purchase Agreement No. [______], dated as of [_________], 1997 (as amended, modified and supplemented, the "Purchase Agreement") between The Boeing Company ("Boeing"), and American Airlines, Inc. ("American"), and (ii) the Boeing [model] [type] aircraft bearing manufacturer's serial number [_____] and U.S. Registration No. N[_____] (the "Aircraft"). Capitalized terms used herein without definition have the meanings specified therefor in the Purchase Agreement.

                  In connection with the transfer by American to [_______________] ("Assignee") of certain rights and interests of American in and under the Purchase Agreement relating to the Aircraft and the operation thereof, and the assumption by Assignee of certain of the obligations of American accruing thereunder, such transfer and assumption being effected pursuant to the [assignment and assumption agreement], dated as of [ , ] (the "Assignment"), between American and Assignee, an executed copy of which is attached hereto, the following is hereby confirmed for your benefit:

                  (1) Assignee agrees for your benefit to perform all of its obligations under the Assignment. Without limiting the generality of the foregoing, Assignee further agrees that, insofar as the provisions of the Purchase Agreement relate to the Aircraft, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other thing delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement, including, without limitation, the disclaimer and release and exclusion of liabilities provisions in the Product Assurance Document and the insurance and indemnity provisions in
         Section 8.2 of the AGTA, shall apply to, and be binding upon, Assignee to the same extent as American.

                  (2) American hereby confirms that such transfer shall not be deemed to release American from any obligation under the Purchase Agreement in respect of the Aircraft relating to the period prior to the date hereof.




AGTA-AAL

Appendix IV to Aircraft General Terms
Agreement No. AGTA-AAL



                  (3) Each of American and the Assignee confirms that nothing contained in the Assignment shall subject Boeing to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect the contract rights of Boeing thereunder.

         Boeing by its acknowledgment hereinbelow acknowledges for the benefit of American and Assignee that: (a) Boeing has received notice of and consents to the Assignment; and (b) except as otherwise provided in the Assignment, all representations, warranties, indemnities, and agreements of Boeing under the Purchase Agreement with respect to the Aircraft shall, subject to the terms and conditions thereof, inure to the benefit of Assignee to the same extent as if Assignee had originally been named the "Customer" therein.

                                   [ASSIGNEE]


                                   By:
                                      -----------------------------
                                        Name:
                                             ----------------------
                                        Title:
                                              ---------------------

                                   AMERICAN AIRLINES, INC.


                                   By:
                                      -----------------------------
                                        Name:
                                             ----------------------
                                        Title:
                                              ---------------------

ACKNOWLEDGED:

THE BOEING COMPANY


By:
   -----------------------------
     Name:
          ----------------------
     Title:   Attorney-in-Fact
           ---------------------

Manufacturer's Serial No.
                         -------

AGTA-AAL

Appendix V to Aircraft General Terms
Agreement No. AGTA-AAL



                      CONTRACTOR CONFIDENTIALITY AGREEMENT


         This Agreement is entered into between ____________________ (Contractor) and American Airlines, Inc. (Customer) and will be effective as of the date stated below.

             In connection with Customer's provision to ________________________ (Contractor) of certain Materials, Proprietary Materials and Proprietary Information, reference is made to Purchase Agreement No. ______ dated as of _______ , ______ between The Boeing Company (Boeing) and Customer (Purchase Agreement).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

         Boeing has agreed to permit Customer to make certain Materials, Proprietary Materials and Proprietary Information relating to Customer's Boeing /SELECT AS APPROPRIATE://[Model ________ aircraft] [Model ________ aircraft bearing Manufacturer's Serial Number ______, Registration No. ________]/ (the Aircraft) available to Contractor in connection with Customer's contract with Contractor (the Contract) to /SELECT://[maintain/repair/modify the Aircraft]/[develop and/or manufacture training devices for Customer's use in connection with the Aircraft]/[develop and/or manufacture or redesign any spare part when permitted under the provisions of the Spare Parts General Terms Agreement between Boeing and Customer, and then only to the extent expressly permitted therein]/[develop training programs solely for Customer's use in accordance with the provisions of the Purchase Agreement]. As a condition of receiving the Proprietary Materials and Proprietary Information, Contractor agrees as follows:

1.       For purposes of this Agreement:

         "AIRCRAFT SOFTWARE" means software intended to fly with and be utilized in the operation of an Aircraft.

          "MATERIALS" are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but exclude Aircraft Software.

         "PROPRIETARY INFORMATION" means any and all proprietary, confidential and/or trade secret information owned by Boeing or a Third Party.

         "PROPRIETARY MATERIALS" means Materials that contain, convey, or embody Proprietary Information.




AGTA-AAL

Appendix V to Aircraft General Terms
Agreement No. AGTA-AAL



         "THIRD PARTY" means anyone other than Boeing, Customer and Contractor.

2. Boeing has authorized Customer to grant to Contractor a worldwide, non-exclusive, personal and nontransferable license to use Proprietary Materials and Proprietary Information internally in connection with performance of the Contract or as may otherwise be authorized by Boeing in writing. Contractor will keep confidential and protect from disclosure to any person, entity or government agency, including any person or entity affiliated with Contractor, other than Contractor's employees and agents on a need-to-know basis, all Proprietary Materials and Proprietary Information. Individual copies of all Materials are provided to Contractor subject to copyrights therein, and all such copyrights are retained by Boeing or, in some cases, by Third Parties. Contractor is authorized to make copies of Materials (except for Materials bearing the copyright legend of a Third Party) provided, however, Contractor preserves the restrictive legends and proprietary notices on all copies. All copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this Agreement.

3. Contractor specifically agrees not to use Proprietary Materials or Proprietary Information in connection with the manufacture or sale of any part or design except as expressly permitted by this Agreement. Unless otherwise agreed with Boeing in writing, Proprietary Materials and Proprietary Information may be used by Contractor only for /SELECT AS APPROPRIATE://[work on the Aircraft for which Boeing has designated such Proprietary Materials]/[the sole purpose of developing and/or manufacturing training devices for Customer's use in connection with the Aircraft]/ [the sole purpose of developing and/or manufacturing or redesigning any spare part only for use on Customer's Aircraft, only as permitted under the provisions of the Spare Parts General Terms Agreement between Boeing and Customer, and then only to the extent expressly permitted therein]/[developing training programs solely for Customer's use in accordance with the provisions of the Purchase Agreement]. Contractor recognizes and agrees that it is responsible for ascertaining and ensuring that all Materials are appropriate for the use to which they are put.

4. Contractor will not attempt to gain access to information by reverse engineering, decompiling, or disassembling any portion of any software provided to Contractor pursuant to this Agreement.

5. Upon Boeing's request at any time, Contractor will promptly return to Boeing (or, at Boeing's option, destroy) all Proprietary Materials, together with all copies thereof and will certify to Boeing that all such Proprietary Materials and copies have been so returned or destroyed.

6. To the extent required by a government regulatory agency having jurisdiction over Contractor, Customer or the Aircraft, Contractor is authorized to provide Proprietary Materials and disclose Proprietary Information to the agency for the agency's use in connection with Contractor's authorized use of such Proprietary Materials and/or Proprietary Information for /SELECT AS APPROPRIATE://[maintenance, repair, or modification




AGTA-AAL

Appendix V to Aircraft General Terms
Agreement No. AGTA-AAL



of the Aircraft]/[development and/or manufacturing of training devices for Customer's use in connection with the Aircraft]/ [development and/or manufacture or redesign of any spare part when permitted under the provisions of the Spare Parts General Terms Agreement between Boeing and Customer, and then only to the extent expressly permitted therein]/[development of training programs solely for Customer's use in accordance with the provisions of the Purchase Agreement]/. Contractor agrees to take reasonable steps to prevent such agency from making any distribution or disclosure, or additional use of the Proprietary Materials and Proprietary Information so provided or disclosed. Contractor will advise the agency in writing of the restrictions contained in this Agreement on the disclosure and use of such Proprietary Materials and Proprietary Information, and will cooperate with all reasonable requests of Boeing or Customer in connection with any efforts by Boeing to obtain an appropriate protective order or other assurances that the agency will comply with such restrictions. Contractor further agrees to promptly notify Boeing upon learning of any (i) distribution, disclosure, or additional use by such agency, (ii) request to such agency for distribution, disclosure, or additional use, or (iii) intention on the part of such agency to distribute, disclose, or make additional use of the Proprietary Materials or Proprietary Information.

7. Boeing is a third-party beneficiary of this Agreement, and Boeing may enforce any and all of the provisions of the Agreement directly against Contractor. Contractor hereby submits to the jurisdiction of the Washington state courts and the United States District Court for the Western District of Washington with regard to any claims Boeing may make under this Agreement. It is agreed that Washington law (excluding Washington's conflict-of-law principles) governs this Agreement.

8. No disclosure or physical transfer by Boeing or Customer to Contractor, of any Proprietary Materials or Proprietary Information covered by this Agreement will be construed as granting a license, other than as expressly set forth in this Agreement, or any ownership right in any patent, patent application, copyright or proprietary information.

9. The provisions of this Agreement will apply notwithstanding any markings or legends, or the absence thereof, on any Proprietary Materials.

10. This Agreement is the entire agreement of the parties regarding the ownership and treatment of Proprietary Materials and Proprietary Information, and no modification of this Agreement will be effective as against Boeing unless in writing signed by authorized representatives of Contractor, Customer and Boeing.




AGTA-AAL

Appendix V to Aircraft General Terms
Agreement No. AGTA-AAL




11. Failure by either party to enforce any of the provisions of this Agreement will not be construed as a waiver of such provisions. If any of the provision of this Agreement is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Agreement will remain in full force.

ACCEPTED AND AGREED TO this

Date: _____________________, ______


-----------------------------------          AMERICAN AIRLINES, INC.
(CONTRACTOR)


-----------------------------------          -----------------------------------

By:                                          By:
   --------------------------------             --------------------------------

Its:                                         Its:
    -------------------------------              -------------------------------

AGTA-AAL

Appendix V to Aircraft General Terms
Agreement No. AGTA-AAL


================================================================================
                                  BILL OF SALE
================================================================================

             KNOW ALL PERSONS BY THESE PRESENTS:

             THAT________________ (SELLER), a ( location of incorporation) corporation whose address is (address of corporation), is the owner of the full legal and beneficial title to that certain BOEING MODEL ______________ AIRCRAFT manufactured by The Boeing Company bearing FEDERAL AVIATION ADMINISTRATION REGISTRATION IDENTIFICATION ____________ and MANUFACTURER'S SERIAL NUMBER ____________, together with the (quantity) (Engine Model) series engines installed thereon, manufactured by (Engine Manufacturer), bearing MANUFACTURER'S SERIAL NUMBERS (engine serial numbers), respectively, together with all appliances, parts, instruments, appurtenances, accessories, furnishings, or other equipment or property installed on or attached to said aircraft and engines, other than equipment furnished by (Customer) as Buyer Furnished Equipment (BFE).

             THAT for and in consideration of the sum of $1.00 and other valuable consideration SELLER does this ____ day of_________ ,______ , grant, convey, transfer, bargain and sell, deliver and set over, at (location: City, State), pursuant and subject to the terms and conditions of Purchase Agreement No._______ , dated ______, all of SELLER'S right, title and interest in and to the above described aircraft, engines, appliances, parts, instruments, appurtenances, accessories, furnishings and/or other equipment or property (other than BFE) unto (Customer's Legal Name) (BUYER), and unto its successors and assigns forever.

             THAT SELLER hereby warrants to BUYER, its successors and assigns, that there is hereby conveyed to BUYER on the date hereof, good title to the aforesaid aircraft, engines, appliances, parts, instruments, appurtenances, accessories, furnishings and/or other equipment or property (other than BFE), free and clear of all liens, encumbrances and rights of others, and that it will warrant and defend such title forever against all claims and demands whatsoever.

             THIS Bill of Sale is delivered by SELLER to BUYER in (in Place:
City, State), and governed by the law of the State of Washington.

             IN WITNESS WHEREOF, SELLER has caused this instrument to be executed by its duly authorized Attorney-In-Fact this ______ day of ______,
______.

                                         (Seller's Name)



                                         By
                                           --------------------------

                                         Title   Attorney-In-Fact
                                              -----------------------

AGTA-AAL

                          PURCHASE AGREEMENT NO. 1977


                                    BETWEEN


                               THE BOEING COMPANY

                                      AND

                            AMERICAN AIRLINES, INC.


                          DATED AS OF OCTOBER __, 1997

                   RELATING TO BOEING MODEL 737-823 AIRCRAFT

                               TABLE OF CONTENTS

                                                                                            PAGE
     ARTICLES                                                                              NUMBER
     --------                                                                              ------
        1.       Quantity, Model and Description                                             1

        2.       Delivery Schedule                                                           1

        3.       Price                                                                       1

        4.       Payment                                                                     2

        5.       Miscellaneous                                                               2


      TABLE

        1.       Aircraft Delivery, Description, Price and Advance Payments


     EXHIBITS

        A.       Aircraft Configuration

        B.       Aircraft Delivery Requirements and Responsibilities

        C.       Defined Terms


SUPPLEMENTAL EXHIBITS

      BFE1.      BFE Variables

       CS1.      Customer Support Variables

      SLP1.      Service Life Policy Components

       EE1.      Engine Escalation, Engine Warranty and Patent Indemnity

P.A. No. 1977

LETTER AGREEMENTS

Letter Agreement No. 6-1162-AKP-070          [CONFIDENTIAL MATERIAL
                                             OMITTED AND FILED SEPARATELY
                                             WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION PURSUANT
                                             TO A REQUEST FOR CONFIDENTIAL
                                             TREATMENT.]

Letter Agreement No. 6-1162-AKP-071          [CONFIDENTIAL MATERIAL
                                             OMITTED AND FILED SEPARATELY
                                             WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION PURSUANT
                                             TO A REQUEST FOR CONFIDENTIAL
                                             TREATMENT.]

Letter Agreement No. 6-1162-AKP-072          [CONFIDENTIAL MATERIAL
                                             OMITTED AND FILED SEPARATELY
                                             WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION PURSUANT
                                             TO A REQUEST FOR CONFIDENTIAL
                                             TREATMENT.]

Letter Agreement No. 6-1162-AKP-073          [CONFIDENTIAL MATERIAL
                                             OMITTED AND FILED SEPARATELY
                                             WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION PURSUANT
                                             TO A REQUEST FOR CONFIDENTIAL
                                             TREATMENT.]

Letter Agreement No. 6-1162-AKP-074          [CONFIDENTIAL MATERIAL
                                             OMITTED AND FILED SEPARATELY
                                             WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION PURSUANT
                                             TO A REQUEST FOR CONFIDENTIAL
                                             TREATMENT.]

Letter Agreement No. 6-1162-AKP-075          [CONFIDENTIAL MATERIAL
                                             OMITTED AND FILED SEPARATELY
                                             WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION PURSUANT
                                             TO A REQUEST FOR CONFIDENTIAL
                                             TREATMENT.]

Letter Agreement No. 6-1162-AKP-076          Aircraft Performance Guarantees

Letter Agreement No. 6-1162-AKP-077          [CONFIDENTIAL MATERIAL
                                             OMITTED AND FILED SEPARATELY
                                             WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION PURSUANT
                                             TO A REQUEST FOR CONFIDENTIAL
                                             TREATMENT.]

Letter Agreement No. 6-1162-AKP-078          [CONFIDENTIAL MATERIAL
                                             OMITTED AND FILED SEPARATELY
                                             WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION PURSUANT
                                             TO A REQUEST FOR CONFIDENTIAL
                                             TREATMENT.]




P.A. No.1977

Letter Agreement No. 6-1162-AKP-079          Escalation Sharing

Letter Agreement No. 6-1162-AKP-080          Installation of Cabin Systems
                                             Equipment

Letter Agreement No. 6-1162-AKP-081          [CONFIDENTIAL MATERIAL
                                             OMITTED AND FILED SEPARATELY
                                             WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION PURSUANT
                                             TO A REQUEST FOR CONFIDENTIAL
                                             TREATMENT.]

Letter Agreement No. 6-1162-AKP-082          [CONFIDENTIAL MATERIAL
                                             OMITTED AND FILED SEPARATELY
                                             WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION PURSUANT
                                             TO A REQUEST FOR CONFIDENTIAL
                                             TREATMENT.]

Letter Agreement No. 6-1162-AKP-083          [CONFIDENTIAL MATERIAL
                                             OMITTED AND FILED SEPARATELY
                                             WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION PURSUANT
                                             TO A REQUEST FOR CONFIDENTIAL
                                             TREATMENT.]

Letter Agreement No. 6-1162-AKP-084          [CONFIDENTIAL MATERIAL
                                             OMITTED AND FILED SEPARATELY
                                             WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION PURSUANT
                                             TO A REQUEST FOR CONFIDENTIAL
                                             TREATMENT.]

Letter Agreement No. 6-1162-AKP-085          Component Reliability Commitments

Letter Agreement No. 6-1162-AKP-117          [CONFIDENTIAL MATERIAL
                                             OMITTED AND FILED SEPARATELY
                                             WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION PURSUANT
                                             TO A REQUEST FOR CONFIDENTIAL
                                             TREATMENT.]




P.A. No. 1977

                          Purchase Agreement No. 1977

                                    between

                               The Boeing Company

                                      and

                            American Airlines, Inc.

                         ------------------------------

                 This Purchase Agreement No. 1977 dated as of October _____, 1997 between The Boeing Company and American Airlines, Inc. relating to the purchase and sale of Model 737-823 Aircraft hereby expressly incorporates by reference all of the terms and conditions of the AGTA.

Article 1.       Quantity, Model and Description.

                 Boeing will manufacture and sell to Customer, and Customer will purchase, the Aircraft conforming to the Detail Specification, all in accordance with the terms of this Purchase Agreement. The quantity of Aircraft is specified in the Table 1 attached hereto and made a part hereof for all purposes.

Article 2.       Delivery Schedule.

                 The Scheduled Delivery Months of the Aircraft are as listed in the attached Table 1.

Article 3.       Price.

                 3.1 Basic Price. The Aircraft Basic Price (in 1995 dollars and subject to escalation in accordance with the applicable provisions of the Purchase Agreement) for each Aircraft is listed in Table 1.

                 3.2 Advance Payment Base Price. The Advance Payment Base Price for each Aircraft is listed in Table 1.

                 3.3 Aircraft and Advance Payment Price Components. The components of the Aircraft Basic Price and the calculation of the Advance Payment Base Prices for the Aircraft are listed in Table 1.




P.A. No. 1977

Article 4.       Payment.

                 4.1 Deposit. Boeing acknowledges receipt of a Deposit in the amount of $75,000 for each Aircraft.

                 4.2 Advance Payments. Customer will make Advance Payments to Boeing in the amount of 30% of the Advance Payment Base Price of each Aircraft in accordance with the payment schedule set forth in the attached Table 1, beginning with a payment of 1%, less the Deposit, on the date of full execution of this Purchase Agreement. Additional Advance Payments for each Aircraft are due on the first business day of the months and in the amounts listed in the attached Table 1.

                 4.3 Advance Payments Due. For any Aircraft whose Scheduled Delivery Month is less than 24 months from the date of this Purchase Agreement, the total amount of Advance Payments due upon the date of full execution of this Purchase Agreement will include all Advance Payments which are or were due on or before that date in accordance with the Advance Payment schedule set forth in the attached Table 1.

                 4.4 Payment of Balances. Customer will pay the balance of the Aircraft Price of each Aircraft, less the total amount of Advance Payments and Deposits received by Boeing for such Aircraft, at delivery in accordance with the terms and conditions of the Purchase Agreement.

Article 5.       Miscellaneous.

                 5.1 Aircraft Information Table. Table 1 contains and consolidates information contained in Articles 1, 2 and 3 of this Purchase Agreement with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) Scheduled Delivery Months, (iv) Aircraft Basic Price, (v) applicable escalation factors, (vi) Advance Payment Base Prices, and (vii) Advance Payments and their schedules.

                 5.2 Aircraft Configuration. Exhibit A to this Purchase Agreement contains the configuration information for the Aircraft including the Detail Specification and Optional Features.

                 5.3 Aircraft Delivery Requirements and Responsibilities. Exhibit B to this Purchase Agreement contains certain documentation and approval responsibilities of Customer and Boeing.

                 5.4 Defined Terms. Exhibit C to this Purchase Agreement contains certain defined terms used in the AGTA or elsewhere in this Purchase Agreement. All capitalized terms used in this Purchase Agreement but not otherwise defined shall have the meaning set forth in Exhibit C to this Purchase Agreement or elsewhere in such Purchase Agreement.




P.A. No. 1977

                 5.5 BFE Variables. Supplemental Exhibit BFE1 to this Purchase Agreement contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft pursuant to the BFE Provisions Document.

                 5.6 Customer Support Variables. Supplemental Exhibit CS1 to this Purchase Agreement contains the variable information applicable to goods and services furnished by Boeing in support of the Aircraft pursuant to the Customer Support Document.

                 5.7 SLP Components. Supplemental Exhibit SLP1 to this Purchase Agreement lists the airframe, landing gear and other components covered by the Service Life Policy for the Aircraft as defined in Part 3 of the Product Assurance Document.

                 5.8 Engine Escalation Variables. Supplemental Exhibit EE1 to this Purchase Agreement contains the applicable escalation formula, warranty, and patent indemnity for the Engines.

                 5.9 Negotiated Agreement; Entire Agreement. This Purchase Agreement including, without limitation, the provisions of Article 8 of the AGTA relating to indemnification and insurance, and Section 11 of Part 2 of the Product Assurance Document relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES has been the subject of discussion and negotiation and is understood by the parties. The Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

                        * * * * * * * * * * * * * * * *

DATED AS OF THE DATE FIRST ABOVE WRITTEN

AMERICAN AIRLINES, INC.                        THE BOEING COMPANY




By                                             By
   --------------------------                     ----------------------------
Its                                            Its
   --------------------------                     ----------------------------




P.A. No. 1977

                                   TABLE 1 TO
                          PURCHASE AGREEMENT NO. 1977
       737-823 AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. No. 1977

                             AIRCRAFT CONFIGURATION

                                    between

                               THE BOEING COMPANY

                                      and

                            AMERICAN AIRLINES, INC.


                  Exhibit A to Purchase Agreement Number 1977

                             AIRCRAFT CONFIGURATION


                         Dated October __________, 1997


                                  relating to


                         BOEING MODEL 737-823 AIRCRAFT





The configuration of the Aircraft is described in Detail Specification D6-38808-69, dated of even date herewith. The Detail Specification consists of Boeing Standard Detail Specification D6-38808, Revision F, dated March 8, 1996, as amended to incorporate the applicable specification language which reflects the changes to be included herein when identified, including the effects of such changes on the Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). The current revision of the above Detail Specification D6-38808-69 may be further revised under future change orders to reflect the effects of additional changes and features as may be selected by Customer concurrent with, or subsequent to, execution of this Purchase Agreement.

              AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                    between

                               THE BOEING COMPANY

                                      and

                            AMERICAN AIRLINES, INC.


                  Exhibit B to Purchase Agreement Number 1977





P. A. No. 1977                                       B

              AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                  relating to

                         BOEING MODEL 737-823  AIRCRAFT


Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.          GOVERNMENT DOCUMENTATION REQUIREMENTS.

            Certain actions are required to be taken by Customer in advance of the Scheduled Delivery Month of each Aircraft with respect to obtaining certain government issued documentation.

            1.1         Registration Documents.

                        Not later than 6 months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration number by Boeing during the pre-delivery testing of the Aircraft. Customer is responsible for furnishing any temporary or permanent registration certificates required by any Governmental Authority having jurisdiction to be displayed aboard the Aircraft after delivery.

            1.2         Certificate of Sanitary Construction.

                        Boeing will obtain from the United States Public Health Service prior to delivery of each Aircraft a United States Certificate of Sanitary Construction for the Aircraft being delivered. The certificate will be delivered to Customer at delivery of each Aircraft, and Customer will display such certificate (or a written statement of the location of the original certificate) aboard each Aircraft after delivery to Customer.

P.A. No. 1977

2.          INSURANCE CERTIFICATES.

            Insurance certificate requirements are defined in Article 8 of the AGTA.

3.          FLYAWAY CONFIGURATION AND FERRY FLIGHT INFORMATION.

            3.1         Flyaway Configuration Notice.

                   Not later than 14 days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested flyaway configuration of the Aircraft for its ferry flight. This configuration letter should include:

                        (i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

                        (ii) the cargo to be loaded and where it is to be stowed on board the Aircraft and address where cargo is to be shipped after flyaway; and

                        (iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft.

                   The information contained in such configuration letter may be changed from time to time by the mutual consent of Boeing and Customer.

            3.2         Ferry Flight Information.

                        Customer will provide to Boeing at least 24 hours prior to delivery of each Aircraft:

                        (i) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

                        (ii)        a complete ferry flight itinerary.

4.          DELIVERY ACTIONS BY BOEING.

            4.1 Schedule of Inspections. Subsequent to the Boeing production flight test, all FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery of the Aircraft. Customer will be informed of such schedules with as much advance notice as practicable.




P.A. No. 1977

            4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft. Boeing will provide to Customer at least 14 days prior written notice of the date, time, and location of such flight. Boeing will notify Customer in writing of any changes to such date, time, and location.

            4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

            4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, 1,000 U.S. gallons of fuel and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

            4.5 Flight Crew and Passenger Consumables. Boeing will provide a sufficient supply of food, potable water, coat hangers, towels, toilet tissue, garbage bags, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

            4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft all delivery papers, documents and data for execution and delivery. Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, for the sale to Customer and any additional executed forms of such bill of sale for any transfers of title to the Aircraft from any of Boeing's sales subsidiary so that following recordation of such bill(s) of sale, Customer will have good and marketable title to the Aircraft.

            4.7 Delegation of Authority. Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft including the person executing the transfer of title documents.

            4.8 Standard Airworthiness Certificate. Boeing will provide at delivery of each Aircraft the Standard Airworthiness Certificate in accordance with Article 3 of the AGTA.




P.A. No. 1977

5.          DELIVERY ACTIONS BY CUSTOMER.

            5.1 Aircraft Radio Station License. At delivery Customer will provide a copy of its Aircraft Radio Station License (or a written statement of the location of the original license) to be placed on board the Aircraft following delivery.

            5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

            5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.




P.A. No. 1977

                         PURCHASE AGREEMENT DEFINITIONS

                                    between

                               THE BOEING COMPANY

                                      and

                            AMERICAN AIRLINES, INC.


                  Exhibit C to Purchase Agreement Number 1977



P.A. No. 1977
                                      C

                         PURCHASE AGREEMENT DEFINITIONS

                          Dated  October ______, 1997

                                  relating to

                         BOEING MODEL  737-823 AIRCRAFT



I.  Definitions.

The following terms, when used in capitalized form in this Purchase Agreement, including the AGTA and any exhibits, schedules, attachments, supplements, amendments and letter agreements to this Purchase Agreement, have the following meanings:

            "Advance Payments" means the payments made by Customer in advance of delivery with respect of an Aircraft pursuant to Section 4.2 of the Purchase Agreement.

            "Advance Payment Base Price" has the meaning set forth in Section
2.1.6 of the AGTA.

            "Affiliate", with respect to a specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "AGTA" has the meaning set forth in the recital of the Aircraft General Terms Agreement of even date herewith between Boeing and Customer.

            "Aircraft" means any or all, as the context requires, of the Boeing Model 737-823 aircraft described in Table 1 to the Purchase Agreement, together with the Engines and Parts that are incorporated or installed in or attached to such aircraft.

            "Aircraft Basic Price" has the meaning set forth in Section 2.1.4 of the AGTA.

            "Aircraft Price" has the meaning set forth in Section 2.1.7 of the AGTA.

            "Aircraft Software" has the meaning set forth in Part 1 of the Product Assurance Document.


P.A. No. 1977

            "Airframe Escalation Adjustment Document" has the meaning set forth in Section 2.1.5 of the AGTA.

            "Airframe Price" has the meaning set forth in Section 2.1.1 of the AGTA.

            "ATA" has the meaning set forth in Section 1 to Part 3 of the Customer Support Document.

            "Authorized Agent" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Average Direct Hourly Labor Rate" has the meaning set forth in
Part 1 of the Product Assurance Document.

            "BFE Provisions Document" means the Buyer Furnished Equipment Provisions Document attached to the AGTA as Exhibit A.

            "Boeing" has the meaning set forth in the recital of the AGTA.

            "Boeing Product" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Buyer Furnished Equipment" or "BFE" has the meaning set forth in
Section 1.2 of the AGTA.

            "Correct" or "Correction" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Corrected Boeing Product" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Customer" has the meaning set forth in the recital of the AGTA.

            "Customer Support Document" means the Customer Support Document attached to the AGTA as Exhibit B.

            "Deposit" means the deposit made by Customer in respect of an Aircraft pursuant to Section 4.1 of the Purchase Agreement.

            "Detail Specification" means the Detail Specification identified in Exhibit A to the Purchase Agreement, as the same is amended from time to time by Boeing and Customer pursuant to Article 4 of the AGTA.

            "Development Changes" has the meaning set forth in Section 4.2 of the AGTA.




P.A. No. 1977

            "Direct Labor" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Direct Materials" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Documents" has the meaning set forth in Section 1 of Part 3 to the Customer Support Document.

            "Engine" means each of the two engines installed on an Aircraft and identified in Table 1 to the Purchase Agreement, together with any and all Parts incorporated or installed in or attached to each such engine.

            "Engine Price" has the meaning set forth in Section 2.1.3 of the AGTA.

            "Engine Supplier" means the manufacturer of the Engine.

            "Escalation Adjustment" has the meaning set forth in Section 2.1.5 of the AGTA.

            "Excusable Delay" has the meaning set forth in Section 7.1 of the AGTA.

            "FAA" means the Federal Aviation Administration of the United States of America and any agency or instrumentality of the United States government succeeding to its functions.

            "Failed Component" has the meaning set forth in Section 1 of Part 3 to the Product Assurance Document.

            "Failure" has the meaning set forth in Section 1 of Part 3 to the Product Assurance Document.

            "Federal Aviation Regulations" means the regulations promulgated by the FAA from time to time and any official interpretations thereof.

            "Field Services" has the meaning set forth in Section 1 of Part 2 to the Customer Support Document.

            "Governmental Authority" means any federal, state, county, local or foreign governmental entity or municipality or subdivision thereof or any authority, arbitrator, department, commission, board, bureau, body, agency, court or other agency or instrumentality thereof.




P.A. No. 1977

            "Governmental Regulations" means: (1) the Type Certificate for the Aircraft; (2) any other certification, license or approval issued or required for the Aircraft by the FAA or any other Governmental Authority having jurisdiction over Boeing or the Aircraft; (3) any other law, rule, order or regulation of the United States Government or any agency or instrumentality thereof, having jurisdiction over the Aircraft or Boeing; (4) all regulations and official interpretations of the certification, license, or approval requirements described in (1), (2) and (3) above; and (5) all airworthiness directives issued by the FAA.

            "Interface Problem" has the meaning set forth in Section 1 of Part 5 of the Product Assurance Document.

            "Manufacturer Change" has the meaning set forth in Section 3.2.1 of the AGTA.

            "Operator Changes" has the meaning set forth in Section 3.3.1 of the AGTA.

            "Optional Features" means those Parts identified as optional features in the Detail Specification.

            "Optional Features Prices" has the meaning set forth in Section
2.1.2 of the AGTA.

            "Parts" means any and all appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment or property of whatever nature incorporated or installed in or attached to an Aircraft upon delivery or otherwise (as applicable) pursuant to the Purchase Agreement.

            "Performance Guarantees" has the meaning set forth in Section 5.4 of the AGTA.

            "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

            "Policy" has the meaning set forth in Section 1 of Part 3 of the Product Assurance Document.

            "Product Assurance Document" means the Product Assurance Document attached to the AGTA as Exhibit C.

            "Proprietary Information" has the meaning set forth in Section 1 of
Part 5 to the Customer Support Document.




P.A. No. 1977

            "Proprietary Materials" has the meaning set forth in Section 1 of
Part 5 to the Customer Support Document.

            "Purchase Agreement" means Purchase Agreement No. 1977, of even date herewith, between Boeing and Customer for the purchase of the Aircraft, including, without limitation, the AGTA and any exhibits, schedules, attachments, supplements, amendments and letter agreements to such Purchase Agreement.

            "Scheduled Delivery Month" means, with respect to an Aircraft, the scheduled month and year of delivery for such Aircraft as set forth in Section 2 of the Purchase Agreement.

            "Seller Furnished Equipment" or "SFE" means those Parts incorporated or installed in, or attached to, the Aircraft by Boeing and designated as "seller furnished equipment."

            "Seller Purchased Equipment" or "SPE" means those Parts incorporated or installed in, or attached to, the Aircraft by Boeing and designated as "seller purchased equipment."

            "SLP Component" has the meaning set forth in Section 1 of Part 3 of Product Assurance Document.

            "Standard Airworthiness Certificate" means a standard airworthiness certificate for transport category aircraft applicable to an Aircraft issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations (or any successor regulations).

            [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

            "Suppliers" has the meaning set forth in Section 1 of Part 4 of the Product Assurance Document.

            "Supplier Product" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Taxes" has the meaning set forth in Section 2.2 of the AGTA.

            "Type Certificate" means a type certificate for transport category aircraft issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations or any successor regulation.

            "Warranty Inspections" has the meaning set forth in Part 1 of the Product Assurance Document.




P.A. No. 1977

II.  Interpretive Provisions.

When reference is made to an article, section, attachment, exhibit, schedule or supplement of the "AGTA" or a "Purchase Agreement" without further reference to a particular letter agreement, attachment, exhibit, schedule or supplement thereto, such reference shall be deemed to be a reference to the main text of the AGTA or such Purchase Agreement, respectively.




P.A. No. 1977

                           SUPPLEMENTAL EXHIBIT BFE1

                                       TO

                          PURCHASE AGREEMENT NO. 1977

                                    BETWEEN

                               THE BOEING COMPANY

                                      AND

                            AMERICAN AIRLINES, INC.



                  BUYER FURNISHED EQUIPMENT (BFE) VARIABLES
                           MODEL 737-823 AIRCRAFT


This Exhibit Supplement contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.


1.       Supplier Selection.

         Customer will:

         1.1 Select and notify Boeing of the suppliers of the following BFE items by the following dates:

                 Galley System                              January 7, 1998

2.       On-dock Dates.

On or before April 1, 1998, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on- dock dates and shipping instructions relating to the in sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule for the first Aircraft is set forth below:

--------------------------------------------------------------------------------------------------
  Delivery                 Seats               Galleys            Electronics          Furnishings
Month & Year
--------------------------------------------------------------------------------------------------
January 1999              11-4-98              10-29-98             9-11-98             10-29-98
--------------------------------------------------------------------------------------------------



P.A. No. 1977
                                    BFE1-1

                            SUPPLEMENTAL EXHIBIT CS1

                                       TO

                          PURCHASE AGREEMENT NO. 1977

                                    BETWEEN

                               THE BOEING COMPANY

                                      AND

                            AMERICAN AIRLINES, INC.


                         737 CUSTOMER SUPPORT VARIABLES


The customized Customer Support Program will be based upon and equivalent to the entitlements summarized below. Customer may create a customized program by selecting from the courses, training materials, services and technical data and documents set forth below in quantities of Customer's choosing and/or by substituting in lieu thereof such additional or different services or materials as the parties may mutually agree; provided, that the value of the services and materials comprising the customized program shall not in the aggregate exceed the value of those entitlements summarized below.

PART 1:  MAINTENANCE AND FLIGHT TRAINING PROGRAMS; OPERATIONS ENGINEERING
SUPPORT

1.          Maintenance Training.

            1.1         General Familiarization Course.

                        This course provides general systems information for Customer's upper management personnel; it does not address the maintenance of the Aircraft and its systems in the detail required by maintenance personnel.

One class; up to 24 students.


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                                    CS1-1

            1.2         Mechanical/Power Plant Systems Course.

                        This course provides mechanical instruction on the maintenance of the Aircraft and its systems, including engine systems. Electrical instruction, where necessary, will be provided in order to clarify mechanical system operation.

Two classes; up to 15 students per class.

            1.3         Electrical Systems Course.

                        This course provides electrical instruction on the maintenance of the Aircraft and its systems, including engine systems. Mechanical instruction, where necessary, will be provided in order to clarify electrical system operation.

Two classes; up to 15 students per class.

            1.4         Avionics Systems Course.

                        This course provides instruction on the maintenance of the Aircraft automatic flight control systems, communications and navigation systems. It is oriented to those personnel who specialize in trouble analysis and line maintenance on avionics systems.

Two classes; up to 15 students per class.

Note: A reasonably representative copy of the Maintenance Manual, Wiring Diagram Manual and System Schematics Manual will be available for student reference in each class of the courses described in Sections 1.2, 1.3 and 1.4 above. Boeing will exercise every reasonable effort to provide copies of Customer's customized manuals for such reference.

            1.5         Corrosion Prevention and Control Course.

                        This course provides instruction on Aircraft corrosion prevention and control.

One class; up to 10 students.

            1.6         Aircraft Rigging Course.

                        This course provides instruction on Aircraft rigging to provide Customer's specialist personnel with the necessary information to rig all flight control surfaces, landing gear components, aircraft doors and engines.

One class; up to 6 students at a mutually agreed upon alternate facility.




P.A. No. 1977
                                    CS1-2

            1.7         Advanced Composite Repair Course.

                        This course provides instruction for Customer's structural repair personnel and promotes understanding of the design philosophy, inspection and repair of advanced composite components.

One class; up to 8 students.

            1.8         Post-Delivery Practical Observation.

                        If requested by Customer prior to the conclusion of the Maintenance Training Planning Conference, Boeing will coordinate the assignment of up to 8 of Customer's maintenance personnel to observe the routine maintenance practices Boeing performs on the Aircraft during Customer 's flight training in the Seattle area provided pursuant to Part 1 of the Customer Support Document.

            1.9         Supplier Training.

                        Each maintenance training course will include sufficient information, for purposes of supporting line maintenance functions, on the location, operation and servicing of Aircraft Parts provided by Suppliers. If Customer requires additional maintenance training with respect to any Supplier Parts, Customer shall schedule such training directly with the supplier thereof. If Customer experiences difficulty in scheduling such training, Boeing shall, if requested by Customer, assist Customer in coordinating and scheduling such Supplier-provided maintenance training.

            1.10        Training Materials.

                        Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, computer-based training (CBT) courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.

            1.11        Student Training Material.

                        No revision service will be provided for the material provided hereunder.

                        1.11.1      Manuals.

                                    Boeing will provide at the beginning of
each Maintenance Training course one copy of a training manual or equivalent for each student attending such course.




P.A. No. 1977
                                    CS1-3

                        1.11.2 Panel Description/Component Locator/Field Trip Checklist Manual.

                                    Boeing will provide 1 copy of a Panel
Description/Component Locator/Field Trip Checklist Manual for each student in the applicable Maintenance Training course.

            1.12        Other Training Material.

                        Boeing will provide to Customer 1 set of the following training materials, as used in the courses described above in Sections 1.1, 1.2, 1.3 and 1.4:

                        1.12.1      Visual Aids.

                                    (a)         8-1/2 x 11-inch blackline
                                                projection transparencies.

                                    (b)         Full-scale instrument panel
                                                wall charts in the form of
                                                black and white copies and
                                                mylar reproducible copies.

                                    (c)         Training slides.

                        1.12.2      Reproducible Masters.

                                    8-1/2 x 11-inch prints suitable for black
and white reproduction of all graphics and applicable text.

                        1.12.3      Video Programs.

                                    Video programs on 3/4-inch U-matic or
1/2-inch VHS cassette formats in NTSC, PAL or SECAM standards, as selected by Customer.

                        1.12.4      CBT Courseware.

                                    CBT courseware, and instructions for
courseware installation and operation. This courseware will reflect the major configuration of the first Aircraft as delivered to Customer.

                        1.12.5      Shipment of Materials.

                                    The training materials described above will
be shipped to Customer 30 days after completion of the first class of each applicable Maintenance Training course.




P.A. No. 1977
                                    CS1-4

                        1.12.6      Training Material - Aircraft Configuration.

                                    The visual aids and reproducible masters
described above will, at the conclusion of the shipments thereof, reflect the configuration of the first Aircraft as delivered to Customer.

            1.13        Course Completion Records.

                        At the completion of the Maintenance Training, Boeing will provide Customer with course completion records consisting of the following:

                        1.13.1      Master copies of all examinations given.

                        1.13.2 Attendance and examination records for each student.

                        1.13.3 Certificate of Completion for each course each student successfully completes.

2.          Flight Training.

            2.1         Transition Training.

            The flight crew training course is approved by the FAA and is designed to train flight crews to operate the Aircraft safely and efficiently under normal and non-normal conditions. The training will consist of ground school (utilizing CBT), fixed base simulator, full flight simulator and actual aircraft training on Customer's Aircraft. The flight crew training contemplated by this paragraph 2.1 may include, at Customer's election, one ground school observer and one flight training observer in each class in addition to the flight crews.

8 flight crews (16 pilots).

            2.2         Flight Dispatcher Training.

                        This course provides familiarization training on the Aircraft's systems, operation, performance capabilities and a brief description of the Aircraft's limitations, followed by in-depth coverage of basic performance, flight analysis, performance for nonstandard operation and flight planning.

2 classes of 6 students.

            2.3         Flight Attendant Training.

                        This course provides familiarization training for airline passenger service personnel. It includes a description of the Aircraft and its features. Emphasis is




P.A. No. 1977
                                    CS1-5
placed on the equipment and furnishings with which the flight attendant is concerned. Particular attention is given to the attendant's functions related to communications, lighting and emergency equipment. When practicable, a field trip to an aircraft is arranged to observe operation, location and arrangement of equipment.

2 classes of 12 students.

            2.4         Performance Engineer Training Courses.

                        Three types of courses are offered. A schedule for the courses is published and mailed to all Boeing aircraft operators semiannually and a mutually agreed upon number of Customer's personnel may attend, for as long as Customer owns Boeing model aircraft.

                        2.4.1       General Performance Engineer Course.

                                    This course provides detailed aircraft
performance information for personnel involved in route planning, performance analysis and evaluation and engineering flight testing. The course includes a review of basic high-speed aerodynamics and engine performance and operation. Students will make calculations to help them recognize and understand the variables which influence turbojet aircraft performance.

                        2.4.2       Model-Specific Performance Engineer Course.

                                    This course relates to a specific model
aircraft. It covers a brief review of basic aerodynamics and basic jet engine performance, followed by detailed coverage of specific performance for the aircraft model type. Detailed flight planning, including emergency conditions, is covered.

                        2.4.3       Operational Performance Engineer Course.

                                    This course is directed toward personnel
who have completed the performance engineer general and specific courses and have several years' related experience. The course includes expanded coverage of aircraft noise, runway loading, and various operational, safety and economic considerations.

            2.5         Training Materials.

                        Training materials will be provided to each student.
In addition, one set of training materials as used in Boeing's training program, including visual aids, CBT courseware, instrument panel wall charts, text/graphics, video programs, etc., will be provided for use in Customer's own training program.




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                                     CS1-6

                        2.5.1 Student training material, in Boeing's then-standard format, will be provided to Customer's personnel (1 set for each student and observer) as listed below. No revision service will be provided for the material provided pursuant to this Section 2.5.1.

                                    (a)         Flight Crew Course.

                                                Operations Manual
                                                Quick Reference Handbook
                                                Student Training Manual
                                                Flight Crew Training Manual
                                                Instrument Training Manual -
                                                as required

                                    (b)         Flight Dispatcher Course.

                                                Flight Dispatcher Training
                                                Manual

                                    (c)         Flight Attendant Course.

                                                Flight Attendant Training Manual

                                    (d)         Performance Engineer Courses.

                                                Assorted documents, excerpts
                                                and handouts.

                        2.5.2       Other Training Materials.

                                    At the conclusion of the Flight Training,
Boeing will provide one set of the following material, as used in the Flight Training Program. Revision service will not be provided for these materials. All paper documentation will be provided in MS Word 6.0 format or compatible PC format.

                                    (a)         Boeing will provide a copy of
                                                Boeing developed CBT materials
                                                used in the Flight Training
                                                Program.  This CBT courseware
                                                will reflect major
                                                configuration options delivered
                                                on Customer's first Aircraft.
                                                Customer will require certain
                                                equipment and materials in
                                                order to use the CBT Program.
                                                Equipment and materials
                                                required to run the CBT Program
                                                will be procured by Customer at
                                                Customer's expense.  The CBT
                                                materials provided include the
                                                following:




P.A. No. 1977
                                     CS1-7

                                        (i)       1 copy of all lesson files
                                                  supplied on CD-ROM disc.

                                        (ii)      1 paper copy of loading and
                                                  operation instructions for
                                                  installing the lessons on an
                                                  MS-DOS compatible Personal
                                                  computer or File Server.

                                        (iii)     1 copy of the runtime
                                                  software required to run the
                                                  CBT lessons,  together with a
                                                  license for unlimited
                                                  run-time use for presentation
                                                  via network system and/or
                                                  stand alone computer
                                                  terminals to any employee, or
                                                  contract trainee of customer
                                                  and/or any Affiliate, or
                                                  casual visitor at any
                                                  location.  Customer agrees
                                                  not to sell such material.

                                    (b) Full-Scale Color Instrument
                                        Panel Wall Charts reflecting
                                        the configuration of the first
                                        Aircraft as delivered to
                                        Customer.

                                    (c) Flight Crew Training Record.

                                    (d) Examinations Questions.

                                    (e) Student Training Manual.

                                    (f) Video programs on 3/4-inch
                                        U-matic or 1/2 inch VHS
                                        cassette format in NTSB, PAL or
                                        SECAM standards as selected by
                                        Customer.

                                    (g) Flight Attendant Manual (50 copies).

                                    (h) Flight Attendant Training
                                        Course (script, slides and
                                        video tapes on 3/4-inch U-matic
                                        or 1/2 inch VHS cassette format
                                        in NTBC, PAL or SECAM standards
                                        as selected by Customer).

            2.6         Additional Flight Operations Services.

                        2.6.1 Subject to availability, Boeing shall if seasonably requested by Customer, provide Boeing flight crew personnel to assist in ferrying the first Aircraft to Customer's main base, and Customer shall pay Boeing's standard charge for such assistance;




P.A. No. 1977
                                     CS1-8

                        2.6.2 Boeing will provide up to 90 days of instructor pilot services which will include such activities as: (1) review of Customer's flight crew operations; (2) observation of Customer's cockpit crews;
(3) post-flight reviews of flight crew operations; (4) consultation regarding flight crew operations; and (5) route proving flights; and

                        2.6.3 Boeing will provide, approximately six (6) months after completion of the flight training provided pursuant to the immediately preceding subparagraph (b), at a base designated by Customer, the services of an instructor pilot for a period of two (2) weeks to review Customer's flight crew operations or to assist Customer's instructor personnel in conducting proficiency checks, or both.

PART 2:  FIELD SERVICES AND ENGINEERING SUPPORT SERVICES

1.          Planning Assistance.

            Boeing will provide the following additional documents and services:

            1.1         Spares.

                        1.1.1       Recommended Spares Parts List (RSPL).

                                    A customized RSPL, data and documents will
be provided to identify spare parts required for Customer's support program.

                        1.1.2       Illustrated Parts Catalog (IPC)

                                    A customized IPC in accordance with ATA 100
will be provided.

                        1.1.3       Provisioning Training

                                    Provisioning training will be provided for
Customer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

                        1.1.4       Spares Provisioning Conference

                                    A provisioning conference will be
conducted, normally at Boeing's facilities where technical data and personnel are available.




P.A. No. 1977
                                     CS1-9

PART 3:  TECHNICAL INFORMATION AND MATERIALS

            Boeing will provide the Documents listed in Attachment A hereto in accordance with Part 3 of the Customer Support Document:




P.A. No. 1977
                                     CS1-10

                           CUSTOMER SUPPORT DOCUMENT

                                    between

                               THE BOEING COMPANY

                                      and

                            AMERICAN AIRLINES, INC.





                    Attachment A to Supplemental Exhibit CS1
                       to Purchase Agreement Number 1977




P.A. No. 1977

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1977
         Page 1

     Item             Description                                               Quantity
     ----             -----------                                               --------
A.     FLIGHT OPERATIONS
       -----------------

1.     Airplane Flight Manual

       a.   Advance Representative                               Format:             17      Printed One Side
            Copy                                                                     Revisions: No
                                                                 Delivery:           60 days after signing Purchase Agreement

       b.   Customized Manual                                    Format:             3       Printed One Side
                                                                 Revisions:          Yes
                                                                 Delivery:           On-board each
                                                                                     Aircraft

                                                                 Format:             18      Printed One Side
                                                                 Revisions:          Yes
                                                                 Delivery:           30 days after delivery of first Aircraft

       c.   Digital Performance                                  Format:             2        3.5 inch (1.44MB)
            Information (AFM-DPI)                                                    IBM Compatible Diskette
                                                                 Revisions:          Yes
                                                                 Delivery:           180 days prior to delivery of first Aircraft

2.     Operations Manual and
       Quick Reference Handbook

       a.   Advance Representative                               Format:             17      Printed Two Sides
                                                                 Format:             1       CD-ROM Framemaker
            Copy                                                                     Revisions:  No
                                                                 Delivery:           60 days after signing Purchase Agreement

       b.   Customized Manual                                    Format:             18      Printed Two Sides
                                                                 Format:             1       CD-ROM Framemaker
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

3.     Weight and Balance Manual

       a.   Chapter 1 "Control"

            i.   Advance Representative                          Format:             7       Printed Two Sides
                 Copy                                                                Revisions:  No
                                                                 Delivery:           As soon as practicable

            ii.  Customized Manual                               Format:             9       Printed Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           120 days prior to delivery of first Aircraft

       b.   Chapter 2 "Aircraft                                  Format:             3       Printed One Side
            Reports"                                             Revisions:          No
                                                                 Delivery:           On board each Aircraft



P.A. No. 1977

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1977
         Page 2

     Item             Description                                               Quantity
     ----             -----------                                               --------
4.     Dispatch Deviation Guide

       a.   Advance Representative Copy                          Format:             2       Printed Two Sides
                                                                                     2       CD-ROM Framemaker
                                                                 Revisions:          No
                                                                 Delivery:           60 days after signing of Purchase Agreement

       b.   Customized Dispatch Deviation Guide                  Format:             14      Printed Two Sides
                                                                                     2      CD-ROM Framemaker
                                                                 Revisions:          Yes
                                                                 Delivery:           As soon as practicable, but no later than 60
                                                                                     days prior to delivery of first Aircraft

5.     Flight Crew Training Manual

       a.   Advance Representative Copy                          Format:             12      Printed Two Sides
                                                                 Format:             2       Digital format
                                                                 Revisions:          Yes
                                                                 Delivery:           60 days after signing of Purchase Agreement

       b.   Customized Manual                                    Format:             12      Printed Two Sides
                                                                 Format:             2       Digital format
                                                                 Revisions:          Yes
                                                                 Delivery:           As soon as practicable, but no later than 60
                                                                                     days prior to delivery of first Aircraft

6.     Fault Reporting Manual (FRM)

       a.   Advance Representative                               Format:             4       Printed Two Sides
            Copy                                                                     Revisions:          No
                                                                 Delivery:           90 days after signing Purchase Agreement

       b.   Customized Manual                                    Format:             4       Printed Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           Concurrent with delivery of first Aircraft

7.     Performance Engineer's Manual                             Format:             5       Printed Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           Concurrent with delivery of first Aircraft

8.     Jet Transport                                             Format:             5       Printed Two Sides
       Performance Methods                                       Revisions:          Yes
       (Common to other models,                                  Delivery:           90 days prior to delivery of First Aircraft
       quantity indicates total
       requested)



P.A. No. 1977

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1977
         Page 3

     Item             Description                                               Quantity
     ----             -----------                                               --------
9.     FMC Supplemental                                          Format:             6       Printed Two Sides
       Data Document                                             Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

10.    Operational Performance
       Software (OPS)

       a.   Inflight and Report                                  Format:             ___      9 Track Magnetic
                                                                                              (INFLT/REPORT)
                                                                                              Software Tape
                                                                                              in ASCII Format
                                                                                     2        3.5 Inch (1.44MB) IBM
                                                                                              Compatible Diskette; Note:
                                                                                              Boeing will use best
                                                                                              reasonable efforts to
                                                                                              provide in the latest
                                                                                              version of IATA SCAP
                                                                                              specifications
                                                                                     ___      3.5 Inch (1.4MB)
                                                                                              Macintosh
                                                                                              Diskette
                                                                 Revisions:          Yes
                                                                 Delivery:           180 days prior to delivery of first Aircraft

       b.   Airplane Performance                                 Format:             ___      9 Track Magnetic Tape in
            Monitoring (APM/HISTRY)                                                           ASCII
            Software                                                                          Format
                                                                                     2        3.5 Inch (1.44MB) IBM
                                                                                              Compatible Diskette
                                                                                     ___      5.25 Inch (1.2MB) IBM
                                                                                              Compatible Diskette; Note:
                                                                                              Boeing will use best
                                                                                              reasonable efforts to
                                                                                              provide in the latest
                                                                                              version of IATA SCAP
                                                                                              specifications
                                                                                     ___      3.5 Inch (1.4MB)
                                                                                              Macintosh
                                                                                              Diskette
                                                                 Revisions:          Yes
                                                                 Delivery:           120 days prior to delivery of first Aircraft



P.A. No. 1977

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1977
         Page 4

     Item             Description                                               Quantity
     ----             -----------                                               --------
       c.   Takeoff Analysis Software                            Format:             ___      9 Track Magnetic
            Boeing Takeoff Module (BTM)                                                       Tape in ASCII
                                                                                              Format
                                                                                     3        3.5 Inch 1.44MB) IBM
                                                                                              Compatible
                                                                                              Diskette; Note: Boeing will
                                                                                              use best reasonable efforts
                                                                                              to provide in the latest
                                                                                              version of IATA SCAP
                                                                                              specifications
                                                                                     ___      5.25 Inch (1.2MB) IBM
                                                                                              Compatible Diskette
                                                                                     ___      3.5 Inch (1.4MB) Macintosh
                                                                                              Diskette
                                                                 Revisions:          Yes
                                                                 Delivery:           180 days prior to delivery of first Aircraft

       d.   Landing Analysis Software                            Format:             ___      9 Track Magnetic
            Boeing Landing Module (BLM)                                                       Tape in ASCII
                                                                                              Format
                                                                                     3         3.5 Inch 1.44MB) IBM Compatible
                                                                                               Diskette; Note: Boeing will
                                                                                               use best reasonable
                                                                                               efforts to provide in the
                                                                                               latest version of IATA
                                                                                               SCAP specifications
                                                                                     ___       5.25 Inch (1.2MB) IBM
                                                                                               Compatible Diskette
                                                                                     ___       3.5 Inch (1.4MB) Macintosh
                                                                                               Diskette
                                                                 Revisions:          Yes
                                                                 Delivery:           180 days prior to delivery of first Aircraft

       e.   Climbout Analysis Software                           Format:             1       3.5 Inch (1.44MB) IBM
                                                                                     compatible diskette; Note: Boeing
                                                                                     will use best reasonable efforts to
                                                                                     provide in the latest version of
                                                                                     IATA SCAP specifications
                                                                 Revisions:          Yes
                                                                 Delivery:           as soon as practicable, but no
                                                                                     later than concurrent with delivery
                                                                                     of first Aircraft

11.    ETOPS Guide Vol. III                                      Format:             15      Printed Two Sides
       (Operational Guidelines                                   Revisions:          No
       and Methods)                                              Delivery:           90 days after signing Purchase Agreement

B.     MAINTENANCE

1.     Aircraft Maintenance Manual

       a.   Advance Representative                               Format:             1        Printed
            Copy (Check One)                                                         1        Microfilm, 16mm
                                                                                              Master
                                                                                     1        Digital Format
                                                                 Delivery:           90 days after signing Purchase Agreement



P.A. No. 1977

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1977
         Page 5

     Item             Description                                               Quantity
     ----             -----------                                               --------
       b.   Customized Master

            Check if required:                      X                                 2       Microfilm, 16mm
                                                                                              Master
            Check if required:                      X                                 2       Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to
                                                                                     delivery of first
                                                                                     Aircraft

       c.   Customized Manual                                    Format:              1       Printed Two Sides
                                                                                     ___      Printed One Side
                                                                                      1       Microfilm, 16mm
                                                                                              Master
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

2.     Wiring Diagram Manual

       a.   Advance Representative                               Format:             ___      Printed
            Copy                                                                              1       Microfilm, 16mm
                                                                                              Duplicate
                                                                 Revisions:          No
                                                                 Delivery:           90 days after signing Purchase Agreement

       b.   Customized Master

            Check if required:                      X                                 1       35mm Aperture
                                                                                              Cards of All
                                                                                              Wiring Diagrams
                                                                                              and Charts
            Check if required:                      X                                 1       EDP Portion,
                                                                                              16mm
                                                                                              Microfilm Master
            Check if required:                      X                                 2       Entire Manual,
                                                                                              16mm Microfilm
                                                                                              Master
            Check if required:                      X                                 2       Digital Format

                                                                 Revisions:          Yes, until 90 days
                                                                                     after delivery of
                                                                                     last Aircraft
                                                                 Delivery:           Concurrent with
                                                                                     delivery of first
                                                                                     Aircraft



P.A. No. 1977

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1977
         Page 6

     Item             Description                                               Quantity
     ----             -----------                                               --------
       c.   Customized Manual                                    Format:              1       Standard Printed Copies of Entire
                                                                                              Manual
                                                                                     ___      Standard Printed Copies of all
                                                                                              Sections Except EDP Portion
                                                                                     ___      EDP Portion, 16mm Microfilm
                                                                                              Master
                                                                                      1       Entire Manual, 16mm Microfilm
                                                                                              Master
                                                                 Revisions:          Yes, until 90 days after delivery
                                                                                     of last Aircraft
                                                                 Delivery:           Concurrent with delivery of first Aircraft

3.     System Schematics Manual

       a.   Advance Representative                               Format:              2       Printed
            Copy                                                 Revisions:          No
                                                                 Delivery:           90 days after signing Purchase Agreement

       b.   Customized Master

            Check if required:                      X                                 1       35mm Aperture
                                                                                              Cards of all
                                                                                              Schematics
            Check if required:                      X                                 2       Digital Format
                                                                 Revisions:          Yes, until 90 days
                                                                                     after delivery of
                                                                                     last Aircraft only
                                                                 Delivery:           Concurrent with
                                                                                     delivery of first
                                                                                     Aircraft

       c.   Customized Manual                                    Format:              100     Printed Two Sides
                                                                 Revisions:          Yes, until 90 days after delivery
                                                                                     of last Aircraft only
                                                                                     ___      Microfilm,
                                                                                              16mm Duplicate
                                                                                      1       Microfilm, 16mm Master
                                                                 Delivery:           Concurrent with delivery of first Aircraft

4.     Connector Part Number                                     Format:              4       Printed Two Sides
       Options Document                                          Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft



P.A. No. 1977

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1977
         Page 7

     Item             Description                                               Quantity
     ----             -----------                                               --------
5.     Structural Repair Manual                                  Format:              1       Printed Two Sides
                                                                                     ___      Printed One Side
                                                                                     ___      Microfilm,
                                                                                              16mm Duplicate
       Check if required:                           X                                 2       Microfilm,
                                                                                              16mm Master
       Check if required:                           X                                 2       Magnetic Tape
                                                                                     ___      Text (Print
                                                                                              File Format
                                                                                     ___      Illustrations
                                                                                              (CGM Format)
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to
                                                                                     delivery of first
                                                                                     Aircraft

6.     Component Maintenance/                                    Format:              15      Printed Two
       Overhaul Manual                                                                        Sides
                                                                                      7       Microfilm,
                                                                                              16mm Duplicate
                                                                                      2       Microfilm,
                                                                                              16mm Master
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to
                                                                                     delivery of first
                                                                                     Aircraft

7.     Chapter 20 Standard                                       Format:              7       Printed Two
       Overhaul Practices                                                                     Sides
       Manual (Common to other                                                        1       Printed One
       models, quantity indicates                                                    Side
       total requested)                                                              ___      Microfilm, 16mm Duplicate
       Check if required:                           X                                 2       Microfilm, 16mm Master
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to
                                                                                     delivery of first
                                                                                     Aircraft

8.     Chapter 20 Standard                                       Format:             ___      Printed Two
       Wiring Practices Manual                                                                Sides
       (Common to other models,                                                      1        Microfilm, 16mm Duplicate
       quantity indicates                                                            1        Digital Format
       total requested)                                                              1        Microfilm, 16mm Master
       Check if required:                           X            Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft



P.A. No. 1977

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1977
         Page 8

     Item             Description                                               Quantity
     ----             -----------                                               --------
9.     Nondestructive Test Manual                                Format:              3       Printed Two
                                                                                              Sides
                                                                                     ___      Printed One Side
                                                                                      2       Microfilm,
                                                                                              16mm Duplicate
       Check if required:                           X                                 2       Microfilm,
                                                                                              16mm Master
       Check if required:                           X                                 1       Magnetic Tape
                                                                                     ___      Text (Print File Format)
                                                                                     ___      Illustrations (CGM Format)
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first
                                                                                     Aircraft

10.    Service Bulletins                                         Format:              15      Printed Two Sides
                                                                                     ___      Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           As developed by
                                                                                     Boeing

11.    Service Bulletin Index                                    Format:              4       Printed Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to
                                                                                     delivery of first
                                                                                     Aircraft

12.    Corrosion Prevention Manual                               Format:             ___      Printed Two
                                                                                              Sides
                                                                                     ___      Printed One
                                                                                              Side
                                                                                      8       Microfilm,
                                                                                              16mm Duplicate

       Check if required:                           X                                 2       Microfilm,
                                                                                              16mm Master
       Check if required:                           X                                 1       Magnetic Tape
                                                                                     ___      Text (Print
                                                                                              File Format)
                                                                                     ___      Illustrations
                                                                                              (CGM Format)
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to
                                                                                     delivery of first
                                                                                     Aircraft



P.A. No. 1977

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1977
         Page 9

     Item             Description                                               Quantity
     ----             -----------                                               --------
13.    Fault Isolation Manual

       a.   Advance Representative Copy                          Format:              1       Printed Two Sides
                                                                                     ___      Digital Format
                                                                 Revisions:          No
                                                                 Delivery:           90 days after
                                                                                     signing Purchase
                                                                                     Agreement

       b.   Customized Manual

            Check if required:                      X            Format:              2       Printed Two Sides
                                                                                      40      Microfilm,
                                                                                              16mm Duplicate
                                                                 Revisions:          Yes
                                                                 Delivery:           Concurrent with delivery of first Aircraft

14.    Power Plant Buildup Manual                                Format:              6       Printed Two Sides
                                                                                      1       Printed One Side
                                                                                     ___      Microfilm,
                                                                                              16mm Duplicate
       Check if required:                           X                                 1       Microfilm,
                                                                                              16mm Master
       Check if required:                           X                                 1       Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to
                                                                                     delivery of first
                                                                                     Aircraft

15.    FMS BITE Manual

       a.   Advance Representative Copy                          Format:              1       Printed Two Sides
                                                                 Revisions:          No
                                                                 Delivery:           90 days after
                                                                                     signing Purchase
                                                                                     Agreement

       b.   Customized Manual                                    Format:             150      Printed Two Sides
                                                                                     ___      Microfilm,16mm
                                                                                              Duplicate
                                                                                     ___      Microfilm,
                                                                                              16mm Master
                                                                 Delivery:           90 days prior to
                                                                                     delivery  of first
                                                                                     Aircraft

16.    In Service Activities Report                              Format:              26      Printed Two Sides
                                                                 Revisions:          No
                                                                 Delivery:           Issued Quarterly



P.A. No. 1977

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1977
         Page 10

     Item             Description                                               Quantity
     ----             -----------                                               --------
17.    All Operator Letter                                       Format:             26       Printed One
                                                                                              or Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           As developed by
                                                                                     Boeing

18.    Service Letters                                           Format:             26       Printed One
                                                                                              or Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           As developed by
                                                                                     Boeing

19.    Structural Item                                           Format:             10       Printed One or
       Interim Advisory                                                                       Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           As developed by
                                                                                     Boeing


20.    Configuration Change Support Data                         Format:              25      Printed Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           45 days prior to
                                                                                     delivery of affected
                                                                                     Aircraft

21.    Maintenance Tips                                          Format:              27      Printed One or
                                                                                              Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           As developed by
                                                                                     Boeing

22.    Combined Index                                            Format:              6       Printed Two
                                                                                              Sides
                                                                                     ___      Digital Format

23.    Production Management Database                            Format:              1       Digital Format

C.     MAINTENANCE PLANNING

1.     Maintenance Planning                                      Format:              9       Printed Two
       Data (MPD) Documents                                                                   Sides
                                                                                      2       Microfilm, 16mm Duplicate
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days after
                                                                                     signing Purchase
                                                                                     Agreement



P.A. No. 1977

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1977
         Page 11

     Item             Description                                               Quantity
     ----             -----------                                               --------
2.     Maintenance Planning Data                                 Format:              2       Digital Format
       Tasks Masterfile                                          Revisions:          Yes
                                                                 Delivery:           90 days after
                                                                                     signing Purchase
                                                                                     Agreement

3.     Maintenance Task Cards
       a.   Advance                                              Format:              1       Printed One
            Representative Copy                                                               Side
                                                                 Revisions:          No
                                                                 Delivery:           90 days after signing Purchase Agreement

       b.   Customized Masters

            Check if required:                      X            Format:              1       Microfilm,
                                                                                              16mm Master
            Check if required:                      X                                 2       Digital Format

       c.   Customized Cards                                     Format:              1       Printed One Side
                                                                                     ___      Microfilm,
                                                                                              16mm Duplicate
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to
                                                                                     delivery of first
                                                                                     Aircraft

4.     Maintenance Inspection                                    Format:              4       Printed Two
       Interval Reports                                                              Sides
                                                                 Revisions:          Yes
       (Common with other models                                 Delivery:           90 days prior to
       quantity indicates total                                                      delivery of first
        requested)                                               Aircraft

5.     Maintenance Review Board Report                           Format:              6       Printed Two Sides
                                                                 Revisions:          Annual
                                                                 Delivery:           90 days prior to
                                                                                     delivery of first
                                                                                     Aircraft

D.     SPARES

1.     Illustrated Parts Catalog                                 Format:              1       Digital
            (Select one format only)                                                  1(*)    Printed Two Sides
                                                                                     ___      Printed One Side
                                                                                     ___      Microfilm,
                                                                                              16mm Duplicate
            Check if required:                      X                                 2       Microfilm, 16mm Master
       *Revision service only                                    Revisions:          Yes, until 90 days after delivery of
                                                                                     last Aircraft only
                                                                 Delivery:           90 days prior to delivery of first Aircraft



P.A. No. 1977

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1977
         Page 12

     Item             Description                                               Quantity
     ----             -----------                                               --------
2.     Standards Books                                           Format:             ___      Printed Two Sides
       (Unless previously provided                                                    30      Microfilm,16mm
       pursuant to other                                                                      Duplicate
       agreements, in which case
       applicable supplements
       will be provided)                                         Revisions:          Yes
       (Select one format only)                                  Delivery:           90 days prior to
                                                                                     delivery of first
                                                                                     Aircraft


E.     FACILITIES AND EQUIPMENT PLANNING

1.     Facilities and Equipment                                  Format:              8       Printed Two
       Planning documents                                                                     Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days after
                                                                                     signing Purchase
                                                                                     Agreement

2.     Special Tool and Ground                                   Format:              1       Microfilm, 35mm duplicate
       Handling Equipment Drawings                                                   in Aperture Card Format
                                                                                     On-line via BOLD as available and as
                                                                                     covered by separate BOLD license
                                                                                     agreement
                                                                 Delivery:           90 days prior to
                                                                                     delivery of first
                                                                                     Aircraft

3.     Special Tool and Ground                                   Format:              1       Printed Two
       Handling Equipment                                                                     Sides
       Drawing Index                                             Revisions:          Yes
                                                                 Delivery:           90 days prior to
                                                                                     delivery of first
                                                                                     Aircraft

4.     Supplementary Tooling                                     Format:              2       Printed Two
       Documentation (Common                                                                  Sides
       to other models,                              Revisions:  Yes
       quantity indicated                                        Delivery:           90 days prior to delivery of first
       total requested)                                                              Aircraft



P.A. No. 1977

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1977
         Page 13

     Item             Description                                               Quantity
     ----             -----------                                               --------
5.     Illustrated Tool and                                      Format:             ___      Printed One
       Equipment List/Manual                                                                  Side
                                                                                      2       Printed Two Sides
                                                                                      15      Microfilm, 16mm Duplicate
            Check if Required                       X                                 2       Microfilm,16mm Master
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to
                                                                                     delivery of first
                                                                                     Aircraft

6.     Aircraft Recovery Document                                Format:              10      Printed Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to
                                                                                     delivery of first
                                                                                     Aircraft

7.     Airplane Characteristics for Airport Planning             Format:             6        Printed Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

8.     Airplane Rescue and                                       Format:              1       Printed Two
       Fire Fighting Document                                                        Sides
       (Common to other models,                                  Revisions:          Yes
       quantity indicates                                        Delivery:           90 days prior to delivery of first Aircraft
       total required)


9.     Engine Ground Handling Document                           Format:              4       Printed Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days after signing Purchase Agreement

F.     Configuration, Maintenance                                Format:              21      Printed Two Sides
       and Procedure for                                         Revisions:          Yes
       Extended Range Operations                                 Delivery:           90 days prior to delivery of first Aircraft

G.     ETOPS Guide Vol. I                                        Format:              21      Printed Two Sides
       (Configuration, Maintenance                               Revisions:          No
       and Procedures Supplement)                                Delivery:           90 days after signing Purchase Agreement

H.     ETOPS Guide Vol. II                                       Format:              21      Printed Two Sides
       (Maintenance Programs                                     Revisions:          No
       Guidelines) (Common                                       Delivery:           90 days after signing Purchase Agreement
       to other models,
       quantity indicates
       total required)

I.     Computer Software Index                                   Format:              1       Printed Two Sides
       (Common to other models,                                  Revisions:          Yes
       quantity indicates                                        Delivery:           Concurrent with delivery of first Aircraft
       total required)



P.A. No. 1977

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1977
         Page 14

     Item             Description                                               Quantity
     ----             -----------                                               --------
J.     SUPPLIER TECHNICAL DATA

       1.   Service Bulletins                                                         15

       2.   Ground Support Equipment                                                  5
            Data

       3.   Provisioning Information                                                  5

       4.   Component Maintenance/                                                    15
            Overhaul Manuals

       5.   Component Maintenance/                                                    5
            Overhaul Manuals Index
            (Common to other models,
            quantity indicates
            total required)

       6.   Publications Index                                                        2

       7.   Product Support                                                           6
            Supplier Directory
            (Common to other models,
            quantity indicates
            total required)

P.A. No. 1977

                         SERVICE LIFE POLICY COMPONENTS

                                    between

                               THE BOEING COMPANY

                                      and

                            AMERICAN AIRLINES, INC.


          Supplemental Exhibit SLP1 to Purchase Agreement Number 1977



P.A. No. 1977
                                    SLP1

                         SERVICE LIFE POLICY COMPONENTS

                                  relating to

                           BOEING MODEL 737 AIRCRAFT


This is the listing of SLP Components for the Aircraft which relate to Part 3, "Boeing Service Life Policy" of the Product Assurance Document, and is a part of Purchase Agreement No. 1977

1.          Wing.

            (a) Upper and lower skins including fixed leading edge and trailing edge skins and panels [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] and stiffeners.

            (b)         Wing spar webs, chords and stiffeners.

            (c)         Inspar wing ribs.

            (d)         Inspar splice plates and fittings.

            (e)         Main landing gear support structure.

            (f) Wing center section floor beams, lower beams and spanwise beams, but not the seat tracks attached to floor beams.

            (g) Engine strut support fittings attached directly to wing primary structure.

            (h)         Wing-to-body structural attachments.

            (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

            (j)         Trailing edge flap tracks and carriages.

            (k) Fixed attachment and actuator support structure for aileron, leading edge device and trailing edge flap internal.




P.A. No. 1977
                                   SLP1-1

2.          Body.

            (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the auxiliary power unit but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

            (b) Window and windshield structure but excluding the windows and windshields.

            (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

            (d) Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

            (e) Main gear wheel well structure including pressure deck and landing gear beam support structure.

            (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

            (g)         Forward and aft pressure bulkheads.

            (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

            (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels and related installation and connecting devices.

            (j) Support structure in the body for the stabilizer pivot and stabilizer screw.

3.          Vertical Stabilizer.

            (a)         External skins between front and rear spars.




P.A. No. 1977
                                   SLP1-2

            (b) Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

            (c)         Inspar ribs.

            (d)         Rudder hinges and supporting ribs, excluding bearings.

            (e) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

            (f) Support structure for rudder internal, fixed attachment and actuator.

4.          Horizontal Stabilizer.

            (a)         External skins between front and rear spars.

            (b)         Front and rear spar chords, webs and stiffeners.

            (c)         Inspar ribs.

            (d) Stabilizer center section including hinge and screw support structure.

            (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

            (f) Support structure for elevator internal, fixed attachment and actuator.

5.          Engine Strut.

            (a) Strut external surface skin and doublers and stiffeners.

            (b)         Internal strut chords, frames and bulkheads.

            (c)         Strut to wing fittings and diagonal brace.

            (d) Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.          Main Landing Gear.

            (a)         Outer cylinder.

            (b)         Inner cylinder, including axles.




P.A. No. 1977
                                   SLP1-3

            (c) Upper and lower side struts, including spindles, universals and reaction links.

            (d)         Drag strut.

            (e)         Bell crank.

            (f)         Orifice support tube.

            (g)         Trunnion link.

            (h)         Downlock links including spindles and universals.

            (i)         Torsion links.

            (j)         Actuator beam, support link and beam arm.

7.          Nose Landing Gear.

            (a)         Outer cylinder.

            (b)         Inner cylinder, including axles.

            (c)         Orifice support tube.

            (d)         Upper and lower drag strut, including lock links.

            (e)         Steering plates and steering collars.

            (f)         Torsion links.


NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.




P.A. No. 1977
                                   SLP1-4

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                    between

                               THE BOEING COMPANY

                                      and

                            AMERICAN AIRLINES, INC.


          Supplemental Exhibit EE1 to Purchase Agreement Number 1977



P.A. No. 1977
                                      EE1

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                  relating to

                         BOEING MODEL 737-823 AIRCRAFT


1. ENGINE ESCALATION. No separate Engine escalation methodology is defined for the 737-823 Aircraft. Pursuant to the AGTA, the Engine Prices for these Aircraft are included in and will be escalated in the same manner as the airframe.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN. Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM's Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement or other agreement for the support of the Engines then the terms of that agreement shall be substituted for and supersede the provisions of Sections 2.1 through 2.10 below, and Sections 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing's extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFM in such CFM Warranty, General Terms Agreement or other agreement for the support of the engines between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

            2.1 Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.




P.A. No. 1977
                                    EE1-1

            2.2         Patents.

                        2.2.1 CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Purchase Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This Section shall not apply to any product or any part manufactured to Customer's design or to the aircraft manufacturer's design. As to such product or part, CFM assumes no liability for patent infringement.

                        2.2.2 CFM's liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and noninfringing product or part; or (iii) modify the same so it becomes satisfactory and noninfringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

                        2.2.3 The above provisions also apply to products which are the same as those covered by this Purchase Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 powered Aircraft.

            2.3 Initial Warranty. CFM warrants that CFM56-7 Engine products will conform to CFM's applicable specifications and will be free from defects in material and workmanship prior to Customer's initial use of such products.

            2.4         Warranty Pass-On.

                        2.4.1 If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

                        2.4.2 Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

                        2.4.3 In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.




P.A. No. 1977
                                    EE1-2

            2.5         New Engine Warranty.

                        2.5.1 CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

                                    (i)         Parts Credit Allowance will be
granted for any Failed Parts.

                                    (ii)        Labor Allowance for
disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

                                    (iii)       Such Parts Credit Allowance,
test and Labor Allowance will be: 100% from new to 2500 Flight Hours and decreasing pro rata from 100% at 2500 Flight Hours to zero percent at 3000 Flight Hours.

                        2.5.2 As an alternative to the above allowances, CFM shall, upon request of Customer:

                                    (i)         Arrange to have the failed
Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first 2500 Flight Hours and at a charge to Customer increasing pro rata from zero percent of CFM's repair cost at 2500 Flight Hours to 100% of such CFM repair costs at 3000 Flight Hours.

                                    (ii)        Transportation to and from the
designated facility shall be at Customer's expense.

            2.6 New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

                        2.6.1 During the first 1000 Flight Hours for such Parts and Expendable Parts, CFM will grant 100% Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

                        2.6.2 CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at 1000 Flight Hours Part Time to zero percent at the applicable hours designated in Table 1.




P.A. No. 1977
                                    EE1-3

            2.7         Ultimate Life Warranty.

                        2.7.1 CFM warrants Ultimate Life limits on the following Parts:

                                    (i)         Fan and Compressor Disks/Drums

                                    (ii)        Fan and Compressor Shafts

                                    (iii)       Compressor Discharge Pressure
                                                Seal (CDP)

                                    (iv)        Turbine Disks

                                    (v)         HPT Forward and Stub Shaft

                                    (vi)        LPT Driving Cone

                                    (vii)       LPT Shaft and Stub Shaft

                        2.7.2 CFM will grant a pro rata Parts Credit Allowance decreasing from 100% when new to zero percent at 25,000 Flight Hours or 15,000 Flight Cycles, whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than 25,000 Flight Hours or 15,000 Flight Cycles.

            2.8         Campaign Change Warranty.

                        2.8.1 A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit Allowances:

                        Engines and Modules

                                    (i)         100% for Parts in inventory or
removed from service when new or with 2500 Flight Hours or less total Part
Time.

                                    (ii)        50% for Parts in inventory or
removed from service with over 2500 Flight Hours since new, regardless of warranty status.

                        2.8.2 Labor Allowance - CFM will grant 100% Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefor when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.




P.A. No. 1977
                                    EE1-4

                        2.8.3 Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or DGAC Airworthiness Directive, are excluded from Campaign Change Warranty.

            2.9         Limitations.    THE PROVISIONS SET FORTH HEREIN ARE
EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL CFM'S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

            2.10        Indemnity and Contribution.

                        2.10.1 IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS,
SECTION 2.9 ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

                        2.10.2 CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER'S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN




P.A. No. 1977
                                    EE1-5

WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER'S LIABILITY IS OTHERWISE LIMITED.

3. SEPARATE AGREEMENT. Notwithstanding the terms of Section 2, all of the terms of Section 2 shall be deemed null and void and of no force or effect upon written notice to Boeing from Customer that Customer has entered into a General Terms Agreement or other agreement for the support of the Engines directly with CFM. Such notice shall specifically reference this Section.




P.A. No. 1977
                                    EE1-6

                                    TABLE 1
                                      737X
                           CFM56 WARRANTY PARTS LIST
                                  FLIGHT HOURS

                                                                         Flight Hours
                                                  2000       3000       4000        6000      8000      12000
                                                  ----       ----       ----        ----      ----      -----
 Fan Rotor/Booster
     Blades                                                   X
     Disk, Drum                                                                                           X
     Spinner                                                  X
 Fan Frame
     Casing                                                                                    X
     Hub & Struts                                                         X
     Fairings                                                             X
     Splitter (Mid Ring)                                                  X
     Vanes                                                    X
     Engine Mount                                                         X
 No. 1 & No. 2 Bearing Support
     Bearings                                                             X
     Shaft                                                                                                X
     Support (Case)                                                       X
 Inlet Gearbox & No. 3 Bearing
     Bearings                                                             X
     Gear                                                                 X
     Case                                                                 X
 Compressor Rotor
     Blades                                                   X
     Disk & Drums                                                                                         X
     Shaft                                                                                                X
 Compressor Stator
     Casing                                                                                    X
     Shrouds                                                  X
     Vanes                                                    X
     Variable Stator Actuating Rings                          X
 Combustor Diffuser Nozzle (CDN)
     Casings                                                  X
     Combustor Liners                                         X
     Fuel Atomizer                                            X
     HPT Nozzle                                               X
     HPT Nozzle Support                                                   X
     HPT Shroud                                               X




P.A. No.1977
                                    EE1-7

                                    TABLE 1
                                      737X
                           CFM56 WARRANTY PARTS LIST
                                  (continued)

                                                                         Flight Hours
                                                  2000       3000       4000        6000      8000      12000
                                                  ----       ----       ----        ----      ----      -----
 HPT Rotor
     Blades                                                               X
     Disks                                                                                                X
     Shafts                                                                                               X
     Retaining Ring                                           X
 LP Turbine
     Casing                                                                          X
     Vane Assemblies                                          X
     Interstage Seals                                         X
     Shrouds                                                  X
     Disks                                                                                     X
     Shaft                                                                                                X
     Bearings                                                             X
     Blades                                                   X
 Turbine Frame
     Casing & Struts                                                                 X
     Hub                                                                  X
     Sump                                                                 X
 Accessory & Transfer Gearboxes
     Case                                                                 X
     Shafts                                                               X
     Gears                                                                X
     Bearings                                                             X
 Air-Oil Seals                                                X
 Controls & Accessories
     Engine                                        X
 Condition Monitoring Equipment                    X





P.A. No.1977
                                    EE1-8

                           PURCHASE AGREEMENT NO. 1978


                                     BETWEEN


                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.


                          DATED AS OF OCTOBER __, 1997

                    RELATING TO BOEING MODEL 757-223 AIRCRAFT

                                TABLE OF CONTENTS


                                                                                                PAGE
     ARTICLES                                                                                  NUMBER
     --------                                                                                  ------
        1.        Quantity, Model and Description                                                1

        2.        Delivery Schedule                                                              1

        3.        Price                                                                          1

        4.        Payment                                                                        2

        5.        Miscellaneous                                                                  2


       TABLE
       -----

        1.        Aircraft Delivery, Description, Price and Advance Payments


     EXHIBITS
     --------

        A.        Aircraft Configuration

        B.        Aircraft Delivery Requirements and Responsibilities

        C.        Defined Terms


SUPPLEMENTAL EXHIBITS
---------------------

       BFE1.      BFE Variables

       CS1.       Customer Support Variables

       SLP1.      Service Life Policy Components

       EE1.       Engine Escalation, Engine Warranty and Patent Indemnity



P.A. No. 1978

LETTER AGREEMENTS

Letter Agreement No. 6-1162-AKP-070                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-071                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-072                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-073                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-088                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-089                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-090                  Aircraft Performance Guarantees




P.A. No. 1978
                                      ii

Letter Agreement No. 6-1162-AKP-091                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-092                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-093                  Escalation Sharing

Letter Agreement No. 6-1162-AKP-094                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-095                  Price Adjustment on Rolls Royce Engines

Letter Agreement No. 6-1162-AKP-097                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-117                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]



P.A. No. 1978

                           Purchase Agreement No. 1978

                                     between

                               The Boeing Company

                                       and

                             American Airlines, Inc.

                         ------------------------------

                  This Purchase Agreement No. 1978 dated as of October __, 1997 between The Boeing Company and American Airlines, Inc. relating to the purchase and sale of Model 757-223 Aircraft hereby expressly incorporates by reference all of the terms and conditions of the AGTA.

Article 1.        Quantity, Model and Description.

                  Boeing will manufacture and sell to Customer, and Customer will purchase, the Aircraft conforming to the Detail Specification, all in accordance with the terms of this Purchase Agreement. The quantity of Aircraft is specified in the Table 1 attached hereto and made a part hereof for all purposes.

Article 2.        Delivery Schedule.

                  The Scheduled Delivery Months of the Aircraft are as listed in the attached Table 1.

Article 3.        Price.

                  3.1 Basic Price. The Aircraft Basic Price (in 1995 dollars and subject to escalation in accordance with the applicable provisions of the Purchase Agreement) for each Aircraft is listed in Table 1.

                  3.2 Advance Payment Base Price. The Advance Payment Base Price for each Aircraft is listed in Table 1.

                  3.3 Aircraft and Advance Payment Price Components. The components of the Aircraft Basic Price and the calculation of the Advance Payment Base Prices for the Aircraft are listed in Table 1.

P.A. No. 1978

Article 4.        Payment.

                  4.1 Deposit. Boeing acknowledges receipt of a Deposit in the amount of $100,000 for each

Aircraft.

                  4.2 Advance Payments. Customer will make Advance Payments to Boeing in the amount of 30% of the Advance Payment Base Price of each Aircraft in accordance with the payment schedule set forth in the attached Table 1, beginning with a payment of 1%, less the Deposit, on the date of full execution of this Purchase Agreement. Additional Advance Payments for each Aircraft are due on the first business day of the months and in the amounts listed in the attached Table 1.

                  4.3 Advanced Payments Due. For any Aircraft whose Scheduled Delivery Month is less than 24 months from the date of this Purchase Agreement, the total amount of Advance Payments due upon the date of full execution of this Purchase Agreement will include all Advance Payments which are or were due on or before that date in accordance with the Advance Payment schedule set forth in the attached Table 1.

                  4.4 Payment of Balance. Customer will pay the balance of the Aircraft Price of each Aircraft, less the total amount of Advance Payments and Deposits received by Boeing for such Aircraft, at delivery in accordance with the terms and conditions of the Purchase Agreement.

Article 5.        Miscellaneous.

                  5.1 Aircraft Information Table. Table 1 contains and consolidates information contained in Articles 1, 2 and 3 of this Purchase Agreement with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) Scheduled Delivery Months, (iv) Aircraft Basic Price, (v) applicable escalation factors, (vi) Advance Payment Base Prices, and (vii) Advance Payments and their schedules.

                  5.2 Aircraft Configuration. Exhibit A to this Purchase Agreement contains the configuration information for the Aircraft including the Detail Specification and Optional Features.

                  5.3 Aircraft Delivery Requirements and Responsibilities. Exhibit B to this Purchase Agreement contains certain documentation and approval responsibilities of Customer and Boeing.

                  5.4 Defined Terms. Exhibit C to this Purchase Agreement contains certain defined terms used in the AGTA or elsewhere in this Purchase Agreement. All capitalized terms used in this Purchase Agreement but not otherwise defined shall have the meaning set forth in Exhibit C to this Purchase Agreement or elsewhere in such Purchase Agreement.



P.A. No. 1978
                                      2

                  5.5      BFE Variables. Supplemental Exhibit BFE1 to this

Purchase Agreement contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft pursuant to the BFE Provisions Document.

                  5.6 Customer Support Variables. Supplemental Exhibit CS1 to this Purchase Agreement contains the variable information applicable to goods and services furnished by Boeing in support of the Aircraft pursuant to the Customer Support Document.

                  5.7 SLP Components. Supplemental Exhibit SLP1 to this Purchase Agreement lists the airframe, landing gear and other components covered by the Service Life Policy for the Aircraft as defined in Part 3 of the Product Assurance Document.

                  5.8 Engine Escalation Variables. Supplemental Exhibit EE1 to this Purchase Agreement contains the applicable escalation formula, warranty, and the patent indemnity for the Engines.

                  5.9 Negotiated Agreement; Entire Agreement. This Purchase Agreement including, without limitation, the provisions of Article 8 of the AGTA relating to indemnification and insurance, and Section 11 of Part 2 of the Product Assurance Document relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES has been the subject of discussion and negotiation and is understood by the parties. The Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

                         * * * * * * * * * * * * * * * *

DATED AS OF THE DATE FIRST ABOVE WRITTEN

AMERICAN AIRLINES, INC.                     THE BOEING COMPANY




By                                          By
   -------------------------------             -------------------------------

Its                                         Its
   ------------------------------               ------------------------------



P.A. No. 1978

                                   TABLE 1 TO
                          PURCHASE AGREEMENT NO. 1978
       757-223 AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS





  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
     EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]




P.A. No. 1978

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                             AMERICAN AIRLINES, INC.


                   Exhibit A to Purchase Agreement Number 1978



P.A. No. 1978
                                        A

                             AIRCRAFT CONFIGURATION


                            Dated October ____, 1997


                                   relating to


                          BOEING MODEL 757-223 AIRCRAFT






The configuration of the Aircraft is described in Detail Specification D6-44010-75, Revision S, dated March 29, 1996, as amended to incorporate the applicable specification language which reflects the changes listed below, including the effects of such changes on the Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). The current revision of the above Detail Specification D6-44010-75 will be further revised under future change orders to reflect the effects of additional changes and features as may be selected by Customer concurrent with, or subsequent to, execution of this Purchase Agreement.








P.A. No. 1978

                                                                           Price
                                                                         per A/P
                                                                           1995$
CR/Title                                                                 (8 A/P)
--------------------------------------------------------------------------------

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT.]











P.A. No. 1978

              AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                     between

                               THE BOEING COMPANY

                                       and

                             AMERICAN AIRLINES, INC.


                   Exhibit B to Purchase Agreement Number 1978







P.A. No. 1978
                                        B

              AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                   relating to

                          BOEING MODEL 757-223 AIRCRAFT


Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.       GOVERNMENT DOCUMENTATION REQUIREMENTS.

             Certain actions are required to be taken by Customer in advance of the Scheduled Delivery Month of each Aircraft with respect to obtaining certain government issued documentation.

         1.1      Registration Documents.

                  Not later than 6 months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration number by Boeing during the pre-delivery testing of the Aircraft. Customer is responsible for furnishing any temporary or permanent registration certificates required by any Governmental Authority having jurisdiction to be displayed aboard the Aircraft after delivery.

         1.2      Certificate of Sanitary Construction.

                  Boeing will obtain from the United States Public Health Service prior to delivery of each Aircraft a United States Certificate of Sanitary Construction for the Aircraft being delivered. The certificate will be delivered to Customer at delivery of each Aircraft, and Customer will display such certificate (or a written statement of the location of the original certificate) aboard each Aircraft after delivery to Customer.



P.A. No. 1978

2.       INSURANCE CERTIFICATES.

         Insurance certificate requirements are defined in Article 8 of the AGTA.

3.       FLYAWAY CONFIGURATION AND FERRY FLIGHT INFORMATION.

         3.1      Flyaway Configuration Notice.

                  Not later than 14 days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested flyaway configuration of the Aircraft for its ferry flight. This configuration letter should include:

                  (i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

                  (ii) the cargo to be loaded and where it is to be stowed on board the Aircraft and address where cargo is to be shipped after flyaway; and

                  (iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft.

                  The information contained in such configuration letter may be changed from time to time by the mutual consent of Boeing and Customer.

         3.2      Ferry Flight Information.

                  Customer will provide to Boeing at least 24 hours prior to delivery of each Aircraft:

                  (i) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

                  (ii)     a complete ferry flight itinerary.

4.       DELIVERY ACTIONS BY BOEING.

         4.1 Schedule of Inspections. Subsequent to the Boeing production flight test, all FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery of the Aircraft. Customer will be informed of such schedules with as much advance notice as practicable.



P.A. No. 1978

         4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft. Boeing will provide to Customer at least 14 days prior written notice of the date, time, and location of such flight. Boeing will notify Customer in writing of any changes to such date, time, and location.

         4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

         4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, 1,600 U.S. gallons of fuel and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

         4.5 Flight Crew and Passenger Consumables. Boeing will provide a sufficient supply of food, potable water, coat hangers, towels, toilet tissue, garbage bags, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

         4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft all delivery papers, documents and data for execution and delivery. Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, for the sale to Customer and any additional executed forms of such bill of sale for any transfers of title to the Aircraft from any of Boeing's sales subsidiary so that following recordation of such bill(s) of sale, Customer will have good and marketable title to the Aircraft.

         4.7 Delegation of Authority. Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft including the person executing the transfer of title documents.

         4.8 Standard Airworthiness Certificate. Boeing will provide at delivery of each Aircraft the Standard Airworthiness Certificate in accordance with Article 3 of the AGTA.


P.A. No. 1978

5.       DELIVERY ACTIONS BY CUSTOMER.

         5.1 Aircraft Radio Station License. At delivery Customer will provide a copy of its Aircraft Radio Station License (or a written statement of the location of the original license) to be placed on board the Aircraft following delivery.

         5.2. Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

         5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.



P.A. No. 1978

                         PURCHASE AGREEMENT DEFINITIONS

                                     between

                               THE BOEING COMPANY

                                       and

                             AMERICAN AIRLINES, INC.


                   Exhibit C to Purchase Agreement Number 1978



P.A. No. 1978
                                        C

                         PURCHASE AGREEMENT DEFINITIONS

                            Dated October ____, 1997

                                   relating to

                          BOEING MODEL 757-223 AIRCRAFT



I.  Definitions.

The following terms, when used in capitalized form in this Purchase Agreement, including the AGTA and any exhibits, schedules, attachments, supplements, amendments and letter agreements to this Purchase Agreement, have the following meanings:

         "Advance Payments" means the payments made by Customer in advance of delivery with respect of an Aircraft pursuant to Section 4.2 of the Purchase Agreement.

         "Advance Payment Base Price" has the meaning set forth in Section 2.1.6 of the AGTA.

         "Affiliate", with respect to a specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AGTA" has the meaning set forth in the recital of the Aircraft General Terms Agreement of even date herewith between Boeing and Customer.

         "Aircraft" means any or all, as the context requires, of the Boeing Model 757-223 aircraft described in Table 1 to the Purchase Agreement, together with the Engines and Parts that are incorporated or installed in or attached to such aircraft.

         "Aircraft Basic Price" has the meaning set forth in Section 2.1.4 of the AGTA.

         "Aircraft Price" has the meaning set forth in Section 2.1.7 of the AGTA.


P.A. No. 1978

         "Aircraft Software" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Airframe Escalation Adjustment Document" has the meaning set forth in
Section 2.1.5 of the AGTA.

         "Airframe Price" has the meaning set forth in Section 2.1.1 of the AGTA.

         "ATA" has the meaning set forth in Section 1 to Part 3 of the Customer Support Document.

         "Authorized Agent" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Average Direct Hourly Labor Rate" has the meaning set forth in Part 1 of the Product Assurance Document.

         "BFE Provisions Document" means the Buyer Furnished Equipment Provisions Document attached to the AGTA as Exhibit A.

         "Boeing" has the meaning set forth in the recital of the AGTA.

         "Boeing Product" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Buyer Furnished Equipment" or "BFE" has the meaning set forth in
Section 1.2 of the AGTA.

         "Correct" or "Correction" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Corrected Boeing Product" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Customer" has the meaning set forth in the recital of the AGTA.

         "Customer Support Document" means the Customer Support Document attached to the AGTA as Exhibit B.

         "Deposit" means the deposit made by Customer in respect of an Aircraft pursuant to Section 4.1 of the Purchase Agreement.

         "Detail Specification" means the Detail Specification identified in Exhibit A to the Purchase Agreement, as the same is amended from time to time by Boeing and Customer pursuant to Article 4 of the AGTA.

         "Development Changes" has the meaning set forth in Section 4.2 of the AGTA.


P.A. No. 1978

         "Direct Labor" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Direct Materials" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Documents" has the meaning set forth in Section 4.6 of Part 3 to the Customer Support Document.

         "Engine" means each of the two engines installed on an Aircraft and identified in Table 1 to the Purchase Agreement, together with any and all Parts incorporated or installed in or attached to each such engine.

         "Engine Price" has the meaning set forth in Section 2.1.3 of the AGTA.

         "Engine Price Adjustment" means the adjustment to the Engine Price determined in accordance with the formula set forth in Supplemental Exhibit EE1 to the Purchase Agreement.

         "Engine Supplier" means the manufacturer of the Engine.

         "Escalation Adjustment" has the meaning set forth in Section 2.1.5 of the AGTA.

         "Excusable Delay" has the meaning set forth in Section 7.1 of the AGTA.

         "FAA" means the Federal Aviation Administration of the United States of America and any agency or instrumentality of the United States government succeeding to its functions.

         "Failed Component" has the meaning set forth in Section 1 of Part 3 to the Product Assurance Document.

         "Failure" has the meaning set forth in Section 1 of Part 3 to the Product Assurance Document.

         "Federal Aviation Regulations" means the regulations promulgated by the FAA from time to time and any official interpretations thereof.

         "Field Services" has the meaning set forth in Section 1 of Part 2 to the Customer Support Document.

         "Governmental Authority" means any federal, state, county, local or foreign governmental entity or municipality or subdivision thereof or any authority, arbitrator,



P.A. No. 1978
department, commission, board, bureau, body, agency, court or other agency or instrumentality thereof.

         "Governmental Regulations" means: (1) the Type Certificate for the Aircraft; (2) any other certification, license or approval issued or required for the Aircraft by the FAA or any other Governmental Authority having jurisdiction over Boeing or the Aircraft; (3) any other law, rule, order or regulation of the United States Government or any agency or instrumentality thereof, having jurisdiction over the Aircraft or Boeing; (4) all regulations and official interpretations of the certification, license, or approval requirements described in (1), (2) and (3) above; and (5) all airworthiness directives issued by the FAA.

         "Interface Problem" has the meaning set forth in Section 1 of Part 5 of the Product Assurance Document.

         "Manufacturer Change" has the meaning set forth in Section 3.2.1 of the AGTA.

         "Operator Changes" has the meaning set forth in Section 3.3.1 of the AGTA.

         "Optional Features" means those Parts identified as optional features in the Detail Specification.

         "Optional Features Prices" has the meaning set forth in Section 2.1.2 of the AGTA.

         "Parts" means any and all appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment or property of whatever nature incorporated or installed in or attached to an Aircraft upon delivery or otherwise pursuant to the Purchase Agreement.

         "Performance Guarantees" has the meaning set forth in Section 5.4 of the AGTA.

         "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Policy" has the meaning set forth in Section 1 of Part 3 of the Product Assurance Document.

         "Product Assurance Document" means the Product Assurance Document attached to the AGTA as Exhibit C.



P.A. No. 1978

         "Proprietary Information" has the meaning set forth in Section 1 of
Part 5 to the Customer Support Document.

         "Proprietary Materials" has the meaning set forth in Section 1 of Part 5 to the Customer Support Document.

         "Purchase Agreement" means Purchase Agreement No. 1978, of even date herewith, between Boeing and Customer for the purchase of the Aircraft, including, without limitation, the AGTA and any exhibits, schedules, attachments, supplements, amendments and letter agreements to such Purchase Agreement.

         "Scheduled Delivery Month" means, with respect to an Aircraft, the scheduled month and year of delivery for such Aircraft as set forth in Section 2 of the Purchase Agreement.

         "Seller Furnished Equipment" or "SFE" means those Parts incorporated or installed in, or attached to, the Aircraft by Boeing and designated as "seller furnished equipment."

         "Seller Purchased Equipment" or "SPE" means those Parts incorporated or installed in, or attached to, the Aircraft by Boeing and designated as "seller purchased equipment."

         "Standard Airworthiness Certificate" means a standard airworthiness certificate for transport category aircraft applicable to an Aircraft issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations (or any successor regulations).

         "SLP Component" has the meaning set forth in Section 1 of Part 3 of Product Assurance Document.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

         "Suppliers" has the meaning set forth in Section 1 of Part 4 of the Product Assurance Document.

         "Supplier Product" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Taxes" has the meaning set forth in Section 2.2 of the AGTA.

         "Type Certificate" means a type certificate for transport category aircraft issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations or any successor regulation.


P.A. No. 1978

         "Warranty Inspections" has the meaning set forth in Part 1 of the Product Assurance Document.

II.  Interpretive Provisions.

When reference is made to an article, section, attachment, exhibit, schedule or supplement of the "AGTA" or a "Purchase Agreement" without further reference to a particular letter agreement, attachment, exhibit, schedule or supplement thereto, such reference shall be deemed to be a reference to the main text of the AGTA or such Purchase Agreement, respectively.





P.A. No. 1978

                            SUPPLEMENTAL EXHIBIT BFE1

                                       TO

                           PURCHASE AGREEMENT NO. 1978

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.





                    BUYER FURNISHED EQUIPMENT (BFE) VARIABLES
                                  MODEL 757-223


This Exhibit Supplement contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.


1.       Supplier Selection.

         Customer has selected and notified Boeing of the supplier for the seats and galley system.

2.       On-dock Dates.

         Boeing has provided to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE, which may be periodically revised. In the future, Boeing may submit an electronically transmitted BFE Report (which may be periodically revised) setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE and such BFE Report will be deemed to be a BFE Document.



P.A. No. 1978
                                     BFE1-1

                            SUPPLEMENTAL EXHIBIT CS1

                                       TO

                           PURCHASE AGREEMENT NO. 1978

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.


                         757 CUSTOMER SUPPORT VARIABLES


This outline summarizes Boeing's Customer support program to assist Customer in the introduction and economical long term operation of its Boeing aircraft. This program generally includes the following:

1.       Maintenance Training.

         1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; 1 class of 15 students;

         1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, text and graphics will be provided for use in Customer's own training program.

2.       Flight Training.

         Boeing will provide, if required, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer. Any training materials used in Flight Training, if required, will be provided for use in Customer's own training program.



P.A. No. 1978
                                      CS1-1

3.       Exchange of Training Entitlements.

         If Customer chooses not to receive all or any portion of the training entitlements pursuant to Sections 1 and 2, the value of such unused training entitlements may be exchanged for training in support of another model of aircraft purchased from Boeing; provided, that the aggregate value of training provided by Boeing shall not exceed the value of the training entitlements in Sections 1 and 2.

4.       Planning Assistance.

         4.1 Maintenance and Ground Operations. Upon request, Boeing will provide planning assistance regarding Minor Model Differences requirements for facilities, tools and equipment.

         4.2 Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

5.       Technical Data and Documents.

         Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.




P.A. No. 1978
                                      CS1-2

                         SERVICE LIFE POLICY COMPONENTS

                                     between

                               THE BOEING COMPANY

                                       and

                             AMERICAN AIRLINES, INC.


           Supplemental Exhibit SLP1 to Purchase Agreement Number 1978







P.A. No. 1978
                                       SLP1

                         SERVICE LIFE POLICY COMPONENTS

                                   relating to

                            BOEING MODEL 757 AIRCRAFT


This is the listing of SLP Components for the Aircraft which relate to Part 3, "Boeing Service Life Policy" of the Product Assurance Document, and is a part of Purchase Agreement No. 1978.

1.           Wing.

             (a) Upper and lower skins including fixed leading edge and trailing edge skins and panels [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.], and stiffeners.

             (b)         Wing spar webs, chords, and stiffeners.

             (c)         Inspar wing ribs.

             (d)         Inspar splice plates and fittings.

             (e)         Main landing gear support structure.

             (f) Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to the beams.

             (g)         Wing-to-body structural attachments.

             (h) Engine strut support fittings attached directly to wing primary structure.

             (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

             (j)         Trailing edge flap tracks and carriages.

             (k) Fixed attachment and actuator support structure aileron, leading edge device and trailing edge flap internal.



P.A. No. 1978
                                     SLP1-1

2.           Body.

             (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead, and structural support and enclosure for the auxiliary power unit but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

             (b) Window and windshield structure but excluding the windows and windshields.

             (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

             (d) Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

             (e) Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

             (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

             (g)         Forward and aft pressure bulkheads.

             (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

             (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels, and related installation and connecting devices.

             (j) Support structure in the body for the stabilizer pivot and stabilizer screw.

3.           Vertical Stabilizer.

             (a)         External skins between front and rear spars.



P.A. No. 1978
                                     SLP1-2

             (b) Front, rear and auxiliary spar chords, webs, and stiffeners, and attachment fittings between vertical stabilizer and body.

             (c)         Inspar ribs.

             (d) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuator.

             (e) Support structure for rudder internal, fixed attachment and actuator.

             (f)         Rudder hinges and supporting ribs, excluding bearings.

4.           Horizontal Stabilizer.

             (a)         External skins between front and rear spars.

             (b) Front, rear and auxiliary spar chords, webs, and stiffeners.

             (c)         Inspar ribs.

             (d) Stabilizer center splice fittings, pivot and screw support structure.

             (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

             (f) Support structure for elevator internal, fixed attachment and actuator.

5.           Engine Strut.

             (a) Strut external surface skin and doublers and stiffeners.

             (b)         Internal strut chords, frames and bulkheads.

             (c)         Strut to wing fittings and diagonal brace.

             (d) Engine mount support fittings attached directly to strut structure.

             (e) For Aircraft equipped with Pratt & Whitney engines only, the engine mounted support fittings.

6.           Main Landing Gear.

             (a)         Outer cylinder.



P.A. No. 1978
                                     SLP1-3

             (b)         Inner cylinder.

             (c) Upper and lower side struts, including spindles and universals.

             (d)         Drag strut.

             (e)         Side strut reaction link.

             (f)         Side strut support link.

             (g)         Downlock links including spindles and universals.

             (h)         Orifice plate.

             (i)         Trunnion link.

             (j)         Truck beam.

             (k)         Axles.

             (l)         Torsion links.

             (m)         Stabilizer link.

7.           Nose Landing Gear.

             (a)         Outer cylinder.

             (b)         Inner cylinder.

             (c)         Upper and lower drag strut, including lock links.

             (d)         Axles.

             (e)         Torsion links.

             (f)         Steering plates and steering collar.

             (g)         Orifice plate.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.



P.A. No. 1978
                                     SLP1-4

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                     between

                               THE BOEING COMPANY

                                       and

                             AMERICAN AIRLINES, INC.


           Supplemental Exhibit EE1 to Purchase Agreement Number 1978

P.A. No. 1978
                                      EE1-1

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                   relating to

                            BOEING MODEL 757 AIRCRAFT


1.       ENGINE ESCALATION.

(a) The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for Rolls Royce RB211 series Engines and all accessories, equipment and parts therefor provided by the Engine Supplier. The adjustment in Engine Price applicable to each Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

         Pa  =    (Po + F)  (AA + BB + CC) - Po

(b)      The following definitions will apply herein:

         Pa  =    Engine Price Adjustment

         Po =     The Engine Price as set forth in Table 1 of the Purchase
                  Agreement.

         F = 0.005 (N) (Po). Where N = the calendar year of scheduled Engine delivery, minus 1995. For purposes of this calculation, Engine delivery is assumed to be 2 months prior to the Scheduled Delivery Month of the Aircraft.

         AA =     .60 x    L
                        -------
                        $17.273

         BB =     .30 x    M
                        -------
                        122.90

         CC =     .10 x    E
                        -------
                         77.70

In determining the value of AA, BB and CC, the ratios of L divided by $17.273, M divided by 122.90 and E divided by 77.70 will each be expressed as a decimal which will not be rounded, but the value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) will be expressed as a decimal and rounded to the nearest ten-thousandth.




P.A. No. 1978
                                    EE1-2

         L = The arithmetic average of the Average Hourly Earnings for the 15th, 14th and 13th months prior to the Scheduled Delivery Month of the Aircraft. Such arithmetic average will be expressed as a decimal and rounded to the nearest thousandth.

   $17.273 =      Average Hourly Earnings - SIC 3724 for the average of April,
                  May and June 1994.

         M = The arithmetic average of the Producer Price Indices - Code 10 (Base Year 1982 = 100) for the 15th, 14th and 13th months prior to the Scheduled Delivery Month of the Aircraft. Such arithmetic average will be expressed as a decimal and rounded to the nearest hundredth.

   122.90 = Producer Price Index - Code 10 for the average of April, May and June 1994.

        E = The arithmetic average of the Producer Price Indices - Code 5 (Base Year 1982 = 100) for the 15th, 14th and 13th months prior to the Scheduled Delivery Month of the Aircraft. Such arithmetic average will be expressed as a decimal and rounded to the nearest hundredth.

    77.70 = Producer Price Index - Code 5 for the average of April, May and June 1994.

The Engine Price Adjustment will not be made if it would result in a decrease in the Engine Price.

The Average Hourly Earnings and Producer Price Indices referred to above are defined below:

         (i) Average Hourly Earnings. SIC 3724 of the Industry Group "Hourly Earnings of Aircraft Engines and Engine Parts Production Workers" published by the Bureau of Labor Statistics, U.S. Department of Labor.

         (ii) Producer Price Index. Code 10 for the Commodities Group "Metals and Metal Products" published by the Bureau of Labor Statistics, U.S. Department of Labor.

         (iii) Producer Price Index. Code 5 for the Commodities Group "Fuels and Related Products and Power" published by the Bureau of Labor Statistics, U.S. Department of Labor.

The values of the Average Hourly Earnings and Producer Price Indices used in determining the Engine Price Adjustment will be those published by the Bureau of Labor


P.A. No. 1978
                                      EE1-3

Statistics, U.S. Department of Labor as of a date 30 days prior to the Scheduled Delivery Month of the Aircraft. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published values.

NOTE: Any rounding of a number, as required under this Supplemental Exhibit EE1 with respect to escalation of the Engine Price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

2.       ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

         The warranty and product support plan for the Engines shall be negotiated directly between Customer and Rolls-Royce plc.





P.A. No. 1978
                                      EE1-4

                           PURCHASE AGREEMENT NO. 1979


                                     BETWEEN


                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.


                          DATED AS OF OCTOBER __, 1997

                   RELATING TO BOEING MODEL 767-323ER AIRCRAFT

                                TABLE OF CONTENTS


                                                                                                PAGE
     ARTICLES                                                                                  NUMBER
     --------                                                                                  ------
        1.        Quantity, Model and Description                                                1

        2.        Delivery Schedule                                                              1

        3.        Price                                                                          1

        4.        Payment                                                                        2

        5.        Miscellaneous                                                                  2


       TABLE
       -----

        1.        Aircraft Delivery, Description, Price and Advance Payments


     EXHIBITS
     --------

        A.        Aircraft Configuration

        B.        Aircraft Delivery Requirements and Responsibilities

        C.        Defined Terms


SUPPLEMENTAL EXHIBITS
---------------------

       BFE1.      BFE Variables

       CS1.       Customer Support Variables

       SLP1.      Service Life Policy Components

       EE1.       Engine Escalation, Engine Warranty and Patent Indemnity



P.A. No. 1979                         i

LETTER AGREEMENTS
-----------------

Letter Agreement No. 6-1162-AKP-070                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-071                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-072                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-073                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-099                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-100                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-101                  Aircraft Performance Guarantees



P.A. No. 1979                         ii

Letter Agreement No. 6-1162-AKP-102                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-103                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-104                  Escalation Sharing

Letter Agreement No. 6-1162-AKP-105                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-106                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-117                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                                     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                                     CONFIDENTIAL TREATMENT.]


P.A. No. 1979                         iii

                           Purchase Agreement No. 1979

                                     between

                               The Boeing Company

                                       and

                             American Airlines, Inc.

                         ------------------------------

                  This Purchase Agreement No. 1979 dated as of October __, 1997 between The Boeing Company and American Airlines, Inc. relating to the purchase and sale of Model 767-323ER Aircraft hereby expressly incorporates by reference all of the terms and conditions of the AGTA.

Article 1.        Quantity, Model and Description.

                  Boeing will manufacture and sell to Customer, and Customer will purchase, the Aircraft conforming to the Detail Specification, all in accordance with the terms of this Purchase Agreement. The quantity of Aircraft is specified in the Table 1 attached hereto and made a part hereof for all purposes.

Article 2.        Delivery Schedule.

                  The Scheduled Delivery Months of the Aircraft are as listed in the attached
Table 1.

Article 3.        Price.

                  3.1 Basic Price. The Aircraft Basic Price (in 1995 dollars and subject to escalation in accordance with the applicable provisions of the Purchase Agreement) for each Aircraft is listed in Table 1.

                  3.2 Advance Payment Base Price. The Advance Payment Base Price for each Aircraft is listed in Table 1.

                  3.3 Aircraft and Advance Payment Price Components. The components of the Aircraft Basic Price and the calculation of the Advance Payment Base Prices for the Aircraft are listed in Table 1.


P.A. No. 1979                          1

Article 4.        Payment.

                  4.1 Deposit. Boeing acknowledges receipt of a Deposit in the amount of $125,000 for each Aircraft.

                  4.2 Advance Payments. Customer will make Advance Payments to Boeing in the amount of 30% of the Advance Payment Base Price of each Aircraft in accordance with the payment schedule set forth in the attached Table 1, beginning with a payment of 1%, less the Deposit, on the date of full execution of this Purchase Agreement. Additional Advance Payments for each Aircraft are due on the first business day of the months and in the amounts listed in the attached Table 1.

                  4.3 Advance Payments Due. For any Aircraft whose Scheduled Delivery Month is less than 24 months from the date of this Purchase Agreement, the total amount of Advance Payments due upon the date of full execution of this Purchase Agreement will include all Advance Payments which are or were due on or before that date in accordance with the Advance Payment schedule set forth in the attached Table 1.

                  4.4 Payment of Balance. Customer will pay the balance of the Aircraft Price of each Aircraft, less the total amount of Advance Payments and Deposits received by Boeing for such Aircraft, at delivery in accordance with the terms and conditions of the Purchase Agreement.

Article 5.        Miscellaneous.

                  5.1 Aircraft Information Table. Table 1 contains and consolidates information contained in Articles 1, 2 and 3 of this Purchase Agreement with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) Scheduled Delivery Months, (iv) Aircraft Basic Price, (v) applicable escalation factors, (vi) Advance Payment Base Prices, and (vii) Advance Payments and their schedules.

                  5.2 Aircraft Configuration. Exhibit A to this Purchase Agreement contains the configuration information for the Aircraft including the Detail Specification and Optional Features.

                  5.3 Aircraft Delivery Requirements and Responsibilities. Exhibit B to this Purchase Agreement contains certain documentation and approval responsibilities of Customer and Boeing.

                  5.4 Defined Terms. Exhibit C to this Purchase Agreement contains certain defined terms used in the AGTA or elsewhere in this Purchase Agreement. All capitalized terms used in this Purchase Agreement but not otherwise defined shall have the meaning set forth in Exhibit C to this Purchase Agreement or elsewhere in such Purchase Agreement.



P.A. No. 1979                          2

                  5.5 BFE Variables. Supplemental Exhibit BFE1 to this Purchase Agreement contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft pursuant to the BFE Provisions Document.

                  5.6 Customer Support Variables. Supplemental Exhibit CS1 to this Purchase Agreement contains the variable information applicable to goods and services furnished by Boeing in support of the Aircraft pursuant to the Customer Support Document.

                  5.7 SLP Components. Supplemental Exhibit SLP1 to this Purchase Agreement lists the airframe, landing gear and other components covered by the Service Life Policy for the Aircraft as defined in Part 3 of the Product Assurance Document.

                  5.8 Engine Escalation Variables. Supplemental Exhibit EE1 to this Purchase Agreement contains the applicable escalation formula, warranty, and patent indemnity for the Engines.

                  5.9 Negotiated Agreement; Entire Agreement. This Purchase Agreement including, without limitation, the provisions of Article 8 of the AGTA relating to indemnification and insurance, and Section 11 of Part 2 of the Product Assurance Document relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES has been the subject of discussion and negotiation and is understood by the parties. The Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

                         * * * * * * * * * * * * * * * *

DATED AS OF THE DATE FIRST ABOVE WRITTEN

AMERICAN AIRLINES, INC.                   THE BOEING COMPANY




By                                        By
   -------------------------------           -------------------------------

Its                                       Its
    ------------------------------            ------------------------------





P.A. No. 1979                          3

                                   TABLE 1 TO
                          PURCHASE AGREEMENT NO. 1979
      767-323ER AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS



  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
     EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]







P.A. No. 1979                                                        Page 1 of 1

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                             AMERICAN AIRLINES, INC.


                   Exhibit A to Purchase Agreement Number 1979


P.A. No. 1979                           A

                             AIRCRAFT CONFIGURATION

                             Dated October __, 1997

                                   relating to

                         BOEING MODEL 767-323ER AIRCRAFT




The configuration of the Aircraft is described in Detail Specification D6T10330AAL, Revision 7, dated September 30, 1994, as amended to incorporate the applicable specification language which reflects the changes listed below, including the effects of such changes on the Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). The current revision of the above Detail Specification D6T10330AAL will be further revised under future change orders to reflect the effects of additional changes and features as may be selected by Customer concurrent with, or subsequent to, execution of this Purchase Agreement.




P.A. No. 1979                          A-1

                                                                           Price
                                                                         per A/P
                                                                           1995$
CR/Title                                                                 (8 A/P)
--------------------------------------------------------------------------------


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL TREATMENT.]













P.A. No. 1979                         A-2

              AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                     between

                               THE BOEING COMPANY

                                       and

                             AMERICAN AIRLINES, INC.


                   Exhibit B to Purchase Agreement Number 1979



P.A. No. 1979                           B

              AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                   relating to

                         BOEING MODEL 767-323ER AIRCRAFT


Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.       GOVERNMENT DOCUMENTATION REQUIREMENTS.

             Certain actions are required to be taken by Customer in advance of the Scheduled Delivery Month of each Aircraft with respect to obtaining certain government issued documentation.

         1.1      Registration Documents.

                  Not later than 6 months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration number by Boeing during the pre-delivery testing of the Aircraft. Customer is responsible for furnishing any temporary or permanent registration certificates required by any Governmental Authority having jurisdiction to be displayed aboard the Aircraft after delivery.

         1.2      Certificate of Sanitary Construction.

                  Boeing will obtain from the United States Public Health Service prior to delivery of each Aircraft a United States Certificate of Sanitary Construction for the Aircraft being delivered. The certificate will be delivered to Customer at delivery of each Aircraft, and Customer will display such certificate (or a written statement of the location of the original certificate) aboard each Aircraft after delivery to Customer.




P.A. No. 1979                           B-1

2.       INSURANCE CERTIFICATES.

         Insurance certificate requirements are defined in Article 8 of the AGTA.

3.       FLYAWAY CONFIGURATION AND FERRY FLIGHT INFORMATION.

         3.1      Flyaway Configuration Notice.

                  Not later than 14 days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested flyaway configuration of the Aircraft for its ferry flight. This configuration letter should include:

                  (i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

                  (ii) the cargo to be loaded and where it is to be stowed on board the Aircraft and address where cargo is to be shipped after flyaway; and

                  (iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft.

                  The information contained in such configuration letter may be changed from time to time by the mutual consent of Boeing and Customer.

         3.2      Ferry Flight Information.

                  Customer will provide to Boeing at least 24 hours prior to delivery of each Aircraft:

                  (i) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

                  (ii)     a complete ferry flight itinerary.

4.       DELIVERY ACTIONS BY BOEING.

         4.1 Schedule of Inspections. Subsequent to the Boeing production flight test, all FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery of the Aircraft. Customer will be informed of such schedules with as much advance notice as practicable.



P.A. No. 1979                           B-2

         4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft. Boeing will provide to Customer at least 14 days prior written notice of the date, time, and location of such flight. Boeing will notify Customer in writing of any changes to such date, time, and location.

         4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

         4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, 2,000 U.S. gallons of fuel and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

         4.5 Flight Crew and Passenger Consumables. Boeing will provide a sufficient supply of food, potable water, coat hangers, towels, toilet tissue, garbage bags, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

         4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft all delivery papers, documents and data for execution and delivery. Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, for the sale to Customer and any additional executed forms of such bill of sale for any transfers of title to the Aircraft from any of Boeing's sales subsidiary so that following recordation of such bill(s) of sale, Customer will have good and marketable title to the Aircraft.

         4.7 Delegation of Authority. Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft including the person executing the transfer of title documents.

         4.8 Standard Airworthiness Certificate. Boeing will provide at delivery of each Aircraft the Standard Airworthiness Certificate in accordance with Article 3 of the AGTA.



P.A. No. 1979                           B-3

5.       DELIVERY ACTIONS BY CUSTOMER.

         5.1 Aircraft Radio Station License. At delivery Customer will provide a copy of its Aircraft Radio Station License (or a written statement of the location of the original license) to be placed on board the Aircraft following delivery.

         5.2      Aircraft Flight Log. At delivery Customer will provide the

Aircraft Flight Log for the Aircraft.

         5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.



P.A. No. 1979                           B-4

                         PURCHASE AGREEMENT DEFINITIONS

                                     between

                               THE BOEING COMPANY

                                       and

                             AMERICAN AIRLINES, INC.


                   Exhibit C to Purchase Agreement Number 1979


P.A. No. 1979                           C

                         PURCHASE AGREEMENT DEFINITIONS

                              Dated October , 1997

                                   relating to

                         BOEING MODEL 767-323ER AIRCRAFT



I.  Definitions.

The following terms, when used in capitalized form in this Purchase Agreement, including the AGTA and any exhibits, schedules, attachments, supplements, amendments and letter agreements to this Purchase Agreement, have the following meanings:

         "Advance Payments" means the payments made by Customer in advance of delivery with respect of an Aircraft pursuant to Section 4.2 of the Purchase Agreement.

         "Advance Payment Base Price" has the meaning set forth in Section 2.1.6 of the AGTA.

         "Affiliate", with respect to a specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AGTA" has the meaning set forth in the recital of the Aircraft General Terms Agreement of even date herewith between Boeing and Customer.

         "Aircraft" means any or all, as the context requires, of the Boeing Model 767-323ER aircraft described in Table 1 to the Purchase Agreement, together with the Engines and Parts that are incorporated or installed in or attached to such aircraft.

         "Aircraft Basic Price" has the meaning set forth in Section 2.1.4 of the AGTA.

         "Aircraft Software" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Aircraft Price" has the meaning set forth in Section 2.1.7 of the AGTA.




P.A. No. 1979                           C-1

         "Airframe Escalation Adjustment Document" has the meaning set forth in
Section 2.1.5 of the AGTA.

         "Airframe Price" has the meaning set forth in Section 2.1.1 of the AGTA.

         "ATA" has the meaning set forth in Section 1 to Part 3 of the Customer Support Document.

         "Authorized Agent" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Average Direct Hourly Labor Rate" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Buyer Furnished Equipment" or "BFE" has the meaning set forth in
Section 1.2 of the AGTA.

         "BFE Provisions Document" means the Buyer Furnished Equipment Provisions Document attached to the AGTA as Exhibit A.

         "Boeing" has the meaning set forth in the recital of the AGTA.

         "Boeing Product" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Correct" or "Correction" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Corrected Boeing Product" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Customer" has the meaning set forth in the recital of the AGTA.

         "Customer Support Document" means the Customer Support Document attached to the AGTA as Exhibit B.

         "Deposit" means the deposit made by Customer in respect of an Aircraft pursuant to Section 4.1 of the Purchase Agreement.

         "Detail Specification" means the Detail Specification identified in Exhibit A to the Purchase Agreement, as the same is amended from time to time by Boeing and Customer pursuant to Article 4 of the AGTA.

         "Documents" has the meaning set forth in Section 4.6 of Part 3 to the Customer Support Document.



P.A. No. 1979                           C-2

         "Development Changes" has the meaning set forth in Section 4.2 of the AGTA.

         "Direct Labor" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Direct Materials" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Engine" means each of the two engines installed on an Aircraft and identified in Table 1 to the Purchase Agreement, together with any and all Parts incorporated or installed in or attached to each such engine.

         "Engine Price" has the meaning set forth in Section 2.1.3 of the AGTA.

         "Engine Price Adjustment" means the adjustment to the Engine Price determined in accordance with the formula set forth in Supplemental Exhibit EE1 to the Purchase Agreement.

         "Engine Supplier" means the manufacturer of the Engine.

         "Escalation Adjustment" has the meaning set forth in Section 2.1.5 of the AGTA.

         "Excusable Delay" has the meaning set forth in Section 7.1 of the AGTA.

         "FAA" means the Federal Aviation Administration of the United States of America and any agency or instrumentality of the United States government succeeding to its functions.

         "Failed Component" has the meaning set forth in Section 1 of Part 3 to the Product Assurance Document.

         "Failure" has the meaning set forth in Section 1 of Part 3 to the Product Assurance Document.

         "Federal Aviation Regulations" means the regulations promulgated by the FAA from time to time and any official interpretations thereof.

         "Field Services" has the meaning set forth in Section 1 of Part 2 to the Customer Support Document.

         "Governmental Authority" means any federal, state, county, local or foreign governmental entity or municipality or subdivision thereof or any authority, arbitrator,




P.A. No. 1979                           C-3
department, commission, board, bureau, body, agency, court or other agency or instrumentality thereof.

         "Governmental Regulations" means: (1) the Type Certificate for the Aircraft; (2) any other certification, license or approval issued or required for the Aircraft by the FAA or any other Governmental Authority having jurisdiction over Boeing or the Aircraft; (3) any other law, rule, order or regulation of the United States Government or any agency or instrumentality thereof, having jurisdiction over the Aircraft or Boeing; (4) all regulations and official interpretations of the certification, license, or approval requirements described in (1), (2) and (3) above; and (5) all airworthiness directives issued by the FAA.

         "Interface Problem" has the meaning set forth in Section 1 of Part 5 of the Product Assurance Document.

         "Manufacturer Change" has the meaning set forth in Section 3.2.1 of the AGTA.

         "Operator Changes" has the meaning set forth in Section 3.3.1 of the AGTA.

         "Optional Features" means those Parts identified as optional features in the Detail Specification.

         "Optional Features Prices" has the meaning set forth in Section 2.1.2 of the AGTA.

         "Parts" means any and all appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment or property of whatever nature incorporated or installed in or attached to an Aircraft upon delivery or otherwise pursuant to the Purchase Agreement.

         "Performance Guarantees" has the meaning set forth in Section 5.4 of the AGTA.

         "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Policy" has the meaning set forth in Section 1 of Part 3 of the Product Assurance Document.

         "Product Assurance Document" means the Product Assurance Document attached to the AGTA as Exhibit C.




P.A. No. 1979                           C-4

         "Proprietary Information" has the meaning set forth in Section 1 of
Part 5 to the Customer Support Document.

         "Proprietary Materials" has the meaning set forth in Section 1 of Part 5 to the Customer Support Document.

         "Purchase Agreement" means Purchase Agreement No. 1979, of even date herewith, between Boeing and Customer for the purchase of the Aircraft, including, without limitation, the AGTA and any exhibits, schedules, attachments, supplements, amendments and letter agreements to such Purchase Agreement.

         "Scheduled Delivery Month" means, with respect to an Aircraft, the scheduled month and year of delivery for such Aircraft as set forth in Section 2 of the Purchase Agreement.

         "Seller Furnished Equipment" or "SFE" means those Parts incorporated or installed in, or attached to, the Aircraft by Boeing and designated as "seller furnished equipment."

         "Seller Purchased Equipment" or "SPE" means those Parts incorporated or installed in, or attached to, the Aircraft by Boeing and designated as "seller purchased equipment."

         "Standard Airworthiness Certificate" means a standard airworthiness certificate for transport category aircraft applicable to an Aircraft issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations (or any successor regulations).

         "SLP Component" has the meaning set forth in Section 1 of Part 3 of Product Assurance Document.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

         "Suppliers" has the meaning set forth in Section 1 of Part 4 of the Product Assurance Document.

         "Supplier Product" has the meaning set forth in Part 1 of the Product Assurance Document.

         "Taxes" has the meaning set forth in Section 2.2 of the AGTA.

         "Type Certificate" means a type certificate for transport category aircraft issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations or any successor regulation.



P.A. No. 1979                           C-5

         "Warranty Inspections" has the meaning set forth in Part 1 of the Product Assurance Document.

II.  Interpretive Provisions.

When reference is made to an article, section, attachment, exhibit, schedule or supplement of the "AGTA" or a "Purchase Agreement" without further reference to a particular letter agreement, attachment, exhibit, schedule or supplement thereto, such reference shall be deemed to be a reference to the main text of the AGTA or such Purchase Agreement, respectively.




P.A. No. 1979                          C-6

                            SUPPLEMENTAL EXHIBIT BFE1

                                       TO

                           PURCHASE AGREEMENT NO. 1979

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.





                    BUYER FURNISHED EQUIPMENT (BFE) VARIABLES
                                 MODEL 767-323ER


This Exhibit Supplement contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.


1.       Supplier Selection.

         Customer has selected and notified Boeing of the supplier for the galley system.

2.       On-dock Dates.

         Boeing has provided to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE, which may be periodically revised. In the future, Boeing may submit an electronically transmitted BFE Report (which may be periodically revised) setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE and such BFE Report will be deemed to be a BFE Document.



P.A. No. 1979                        BFE1-1

                            SUPPLEMENTAL EXHIBIT CS1

                                       TO

                           PURCHASE AGREEMENT NO. 1979

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.


                         767 CUSTOMER SUPPORT VARIABLES


This outline summarizes Boeing's Customer support program to assist Customer in the introduction and economical long term operation of its Boeing aircraft. This program generally includes the following:

1.       Maintenance Training.

         1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; 1 class of 15 students;

         1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, text and graphics will be provided for use in Customer's own training program.

2.       Flight Training.

         Boeing will provide, if required, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer. Any training materials used in Flight Training, if required, will be provided for use in Customer's own training program.



P.A. No. 1979                       CS1-1

3.       Exchange of Training Entitlements.

         If Customer chooses not to receive all or any portion of the training entitlements pursuant to Sections 1 and 2, the value of such unused training entitlements may be exchanged for training provided by Boeing and/or an Affiliate in support of another model of aircraft purchased from Boeing; provided, that the aggregate value of training provided by Boeing shall not exceed the value of the training entitlements in Sections 1 and 2.

4.       Planning Assistance.

         4.1 Maintenance and Ground Operations. Upon request, Boeing will provide planning assistance regarding Minor Model Differences requirements for facilities, tools and equipment.

         4.2 Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

5.       Technical Data and Documents.

         Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.




P.A. No. 1979                     CS1-2

                         SERVICE LIFE POLICY COMPONENTS

                                     between

                               THE BOEING COMPANY

                                       and

                             AMERICAN AIRLINES, INC.


           Supplemental Exhibit SLP1 to Purchase Agreement Number 1979




P.A. No. 1979                          SLP1

                         SERVICE LIFE POLICY COMPONENTS

                                   relating to

                            BOEING MODEL 767 AIRCRAFT


This is the listing of SLP Components for the Aircraft which relate to Part 3, "Boeing Service Life Policy" of the Product Assurance Document, and is a part of Purchase Agreement No. 1979.

1.           Wing.

             (a) Upper and lower skins including fixed leading edge and trailing edge skins and panels [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.], and stiffeners.

             (b)         Wing spar webs, chords and stiffeners.

             (c)         Inspar wing ribs.

             (d)         Inspar splice plates and fittings.

             (e)         Main landing gear support structure.

             (f) Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to the beams.

             (g)         Wing-to-body structural attachments.

             (h) Engine strut support fittings attached directly to wing primary structure.

             (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

             (j) Leading edge device and trailing edge flap support system.

             (k) Fixed attachment and actuator support structure for aileron, leading edge device and trailing edge flap internal.




P.A. No. 1979                          SLP1-1

2.           Body.

             (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead, and structural support and enclosure for the auxiliary power unit but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

             (b) Window and windshield structure but excluding the windows and windshields.

             (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

             (d) Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

             (e) Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

             (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

             (g)         Forward and aft pressure bulkheads.

             (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

             (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

             (j) Support structure in the body for the stabilizer pivot and stabilizer screw.



P.A. No. 1979                          SLP1-2

3.           Vertical Stabilizer.

             (a) External skins between front and rear spars including splices.

             (b) Front, rear and auxiliary spar chords, webs and stiffeners, and attachment fittings between vertical stabilizer and body.

             (c)         Inspar ribs.

             (d) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

             (e) Support structure for rudder internal, fixed attachment and actuator.

             (f)         Rudder hinges and supporting ribs, excluding bearings.

4.           Horizontal Stabilizer.

             (a)         External skins between front and rear spars.

             (b) Front, rear and auxiliary spar chords, webs and stiffeners.

             (c)         Inspar ribs.

             (d) Stabilizer center section and fittings splicing to outboard stabilizer including pivot and screw support structure.

             (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

             (f) Support structure for elevator internal, fixed attachment and actuator.

5.           Engine Strut.

             (a) Strut external surface skin and doublers and stiffeners.

             (b)         Internal strut chords, frames and bulkheads.

             (c)         Strut to wing fittings and diagonal brace.

             (d) Engine mount support fittings attached directly to strut structure.

             (e) For Aircraft equipped with General Electric or Pratt & Whitney engines only, the engine mounted support fittings.




P.A. No. 1979                          SLP1-3

6.           Main Landing Gear.

             (a)         Outer cylinder.

             (b)         Inner cylinder.

             (c) Upper and lower side strut, including spindles and universals.

             (d) Upper and lower drag strut, including spindles and universals.

             (e)         Orifice support tube.

             (f)         Downlock links, including spindles and universals

             (g)         Torsion links.

             (h)         Bogie beam.

             (i)         Axles.

7.           Nose Landing Gear.

             (a)         Outer cylinder.

             (b)         Inner cylinder, including axles.

             (c)         Orifice support tube.

             (d)         Upper and lower drag strut, including lock links.

             (e)         Steering plates and steering collar.

             (f)         Torsion links.

             (g)         Actuator support beam and hanger.


NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.



P.A. No. 1979                          SLP1-4

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                     between

                               THE BOEING COMPANY

                                       and

                             AMERICAN AIRLINES, INC.


           Supplemental Exhibit EE1 to Purchase Agreement Number 1979




P.A. No. 1979                           EE1

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                   relating to

                         BOEING MODEL 767-323ER AIRCRAFT


1.       ENGINE ESCALATION.

             (a) The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for General Electric Model CF6-80C2 Engines and all accessories, equipment and parts provided by the Engine Supplier. The adjustment in the Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

             Pe =     (Pb x CPI ) - Pb
                           -----
                           CPIb

             (b)      The following definitions will apply herein:

             Pe =     Engine Price Adjustment

             Pb = Engine Price (per Aircraft), as set forth in Table 1 of the Purchase Agreement.

             CPI = The Composite Price Index as determined in accordance with the formula below, utilizing values published by the U.S. Department of Labor Statistics, where base year 1982 =100.

             CPI =    L +C + M + E

             L = The Labor Index will be equal to 30% of 100 times the quotient of the "Hourly Earnings of Aircraft Engines and Engine Parts Production Workers" SIC 3724 for the ninth month preceding the Scheduled Delivery Month of the Aircraft divided by the 12 month average of such SIC 3724 for the year 1982. Such quotient will be expressed as a decimal and rounded to the nearest thousandth. The Labor Index shall be expressed as a decimal and rounded to the nearest hundredth.




P.A. No. 1979                           EE1-1

        C = The Industrial Commodities Index will be equal to 30% of the Producer Price Index for "all commodities other than Farm and Foods," Code 3-15, for the ninth month preceding the Scheduled Delivery Month. The Industrial Commodities Index will be expressed as a decimal and rounded to the nearest hundredth.

        M = The Metals and Metal Products Index will be equal to 30% of the Producer Price Index for "Metals and Metal Products," Code 10, for the ninth month preceding the Scheduled Delivery Month. The Metals and Metal Products Index will be expressed as a decimal and rounded to the nearest hundredth.

        E = The Fuel Index will be equal to 10% of the Producer Price Index for "Fuel and Related Products and Power," Code 5, for the ninth month preceding the Scheduled Delivery Month. The Fuel Index will be expressed as a decimal and rounded to the nearest hundredth.

        CPI(b) = The Base Year Index as set forth in Table 1 of the Purchase Agreement.

             The factor (CPI divided by CPI(b)) by which the Engine Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth.

             The Engine Price Adjustment will not be made if it would result in a decrease in the Engine Price.

             (c) The values of the Average Hourly Earnings and Producer Price Indices used in determining the Engine Price Adjustment will be those published for the specified month as of a date 30 days prior to the Scheduled Delivery Month of the Aircraft. Such values will be considered final and no increase or decrease in the Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

             (d) If the U.S. Department of Labor, Bureau of Labor Statistics (i) substantially revises the methodology used for determination of any index value referred to in subsection (b) above (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any such index value, General Electric Company (GE), Boeing and Customer (to the extent such parties may lawfully do so), will jointly select a substitute for the revised or discontinued data; such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index value as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Engine Price Adjustment formula shall be made to accomplish such result. However, if after the delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing the applicable index without a revision in methodology for the month needed to



P.A. No. 1979                           EE1-2
determine the Engine Price Adjustment, such index will be used to determine any increase or decrease in the Engine Price Adjustment from that determined at the time of delivery of the Aircraft.

             (e) If escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, GE, Boeing and Customer agree, to the extent they may lawfully do so, to equitably adjust the Engine Price of any affected Engine to reflect an allowance for increases in labor, material and fuel costs that have occurred from the period represented by the applicable CPI to the ninth month preceding the Scheduled Delivery Month of the applicable Aircraft.

NOTE: Any rounding of a number, as required under this Supplemental Exhibit EE1 with respect to escalation of the Engine Price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

2.           ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

             The warranty and product support plan for the Engines shall be negotiated directly between Customer and GE.




P.A. No. 1979                           EE1-3

                          PURCHASE AGREEMENT NO. 1980


                                    BETWEEN


                               THE BOEING COMPANY

                                      AND

                            AMERICAN AIRLINES, INC.


                          DATED AS OF OCTOBER __, 1997

                  RELATING TO BOEING MODEL 777-223IGW AIRCRAFT

                               TABLE OF CONTENTS


                                                                                            PAGE
     ARTICLES                                                                              NUMBER
     --------                                                                              ------
        1.       Quantity, Model and Description                                             1

        2.       Delivery Schedule                                                           1

        3.       Price                                                                       1

        4.       Payment                                                                     2

        5.       Miscellaneous                                                               2


      TABLE

        1.       Aircraft Delivery, Description, Price and Advance Payments


     EXHIBITS

        A.       Aircraft Configuration

        B.       Aircraft Delivery Requirements and Responsibilities

        C.       Defined Terms


SUPPLEMENTAL EXHIBITS

      BFE1.      BFE Variables

       CS1.      Customer Support Variables

      SLP1.      Service Life Policy Components

     EE1-A. Engine Escalation, Engine Warranty and Patent Indemnity for GE90 Engines

     EE1-B. Engine Escalation, Engine Warranty and Patent Indemnity for RB211 Engines





                                       i
P.A. No. 1980

LETTER AGREEMENTS

Letter Agreement No. 6-1162-AKP-070        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                           CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-071        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                           CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-072        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                           CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-073        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                           CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-109        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                           CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-110        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                           CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-111        Aircraft Performance Guarantees





                                       ii
P.A. No. 1980

Letter Agreement No. 6-1162-AKP-112        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                           CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-113        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                           CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-114        Installation of Cabin Systems Equipment

Letter Agreement No. 6-1162-AKP-115        Component and System Reliability Commitments

Letter Agreement No. 6-1162-AKP-116        Price Adjustment on Rolls-Royce Engines

Letter Agreement No. 6-1162-AKP-117        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                           CONFIDENTIAL TREATMENT.]

Letter Agreement No. 6-1162-AKP-118        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                                           CONFIDENTIAL TREATMENT.]





                                      iii
P.A. No. 1980

                          Purchase Agreement No. 1980

                                    between

                               The Boeing Company

                                      and

                            American Airlines, Inc.

                      -----------------------------------

                 This Purchase Agreement No. 1980 dated as of October __, 1997 between The Boeing Company and American Airlines, Inc. relating to the purchase and sale of Model 777-223IGW Aircraft hereby expressly incorporates by reference all of the terms and conditions of the AGTA.

Article 1.       Quantity, Model and Description.

                 Boeing will manufacture and sell to Customer, and Customer will purchase, the Aircraft conforming to the Detail Specification, all in accordance with the terms of this Purchase Agreement. The quantity of Aircraft is specified in the Table 1 attached hereto and made a part hereof for all purposes.

Article 2.       Delivery Schedule.

                 The Scheduled Delivery Months of the Aircraft are as listed in the attached Table 1.

Article 3.       Price.

                 3.1 Basic Price. The Aircraft Basic Price (in 1995 dollars and subject to escalation in accordance with the applicable provisions of the Purchase Agreement) for each Aircraft is listed in Table 1.

                 3.2 Advance Payment Base Price. The Advance Payment Base Price for each Aircraft is listed in Table 1.

                 3.3 Aircraft and Advance Payment Price Components. The components of the Aircraft Basic Price and the calculation of the Advance Payment Base Prices for the Aircraft are listed in Table 1.





                                       1
P.A. No. 1980

Article 4.       Payment.

                 4.1 Deposit. Boeing acknowledges receipt of a Deposit in the amount of $175,000 for each Aircraft.

                 4.2 Advance Payments. Customer will make Advance Payments to Boeing in the amount of 35% of the Advance Payment Base Price of each Aircraft in accordance with the payment schedule set forth in the attached Table 1, beginning with a payment of 1%, less the Deposit, on the date of full execution of this Purchase Agreement. Additional Advance Payments for each Aircraft are due on the first business day of the months and in the amounts listed in the attached Table 1.

                 4.3 Advance Payments Due. For any Aircraft whose Scheduled Delivery Month is less than 24 months from the date of this Purchase Agreement, the total amount of Advance Payments due upon the date of full execution of this Purchase Agreement will include all Advance Payments which are or were due on or before that date in accordance with the Advance Payment schedule set forth in the attached Table 1.

                 4.4 Payment of Balance. Customer will pay the balance of the Aircraft Price of each Aircraft, less the total amount of Advance Payments and Deposits received by Boeing for such Aircraft, at delivery in accordance with the terms and conditions of the Purchase Agreement.

Article 5.       Miscellaneous.

                 5.1 Aircraft Information Table. Table 1 contains and consolidates information contained in Articles 1, 2 and 3 of this Purchase Agreement with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) Scheduled Delivery Months, (iv) Aircraft Basic Price, (v) applicable escalation factors, (vi) Advance Payment Base Prices, and (vii) Advance Payments and their schedules.

                 5.2 Aircraft Configuration. Exhibit A to this Purchase Agreement contains the configuration information for the Aircraft including the Detail Specification and Optional Features.

                 5.3 Aircraft Delivery Requirements and Responsibilities. Exhibit B to this Purchase Agreement contains certain documentation and approval responsibilities of Customer and Boeing.

                 5.4 Defined Terms. Exhibit C to this Purchase Agreement contains certain defined terms used in the AGTA or elsewhere in this Purchase Agreement. All capitalized terms used in this Purchase Agreement but not otherwise defined shall have the meaning set forth in Exhibit C to this Purchase Agreement or elsewhere in this Purchase Agreement.





                                       2
P.A. No. 1980

                 5.5 BFE Variables. Supplemental Exhibit BFE1 to this Purchase Agreement contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft pursuant to the BFE Provisions Document.

                 5.6 Customer Support Variables. Supplemental Exhibit CS1 to this Purchase Agreement contains the variable information applicable to goods and services furnished by Boeing in support of the Aircraft pursuant to the Customer Support Document.

                 5.7 SLP Components. Supplemental Exhibit SLP1 to this Purchase Agreement lists the airframe, landing gear and other components covered by the Service Life Policy for the Aircraft as defined in Part 3 of the Product Assurance Document.

                 5.8 Engine Escalation Variables. Supplemental Exhibits EE1-A and EE1-B to this Purchase Agreement contain the applicable escalation formula, warranty, and patent indemnity for GE90 and RB211 Engines, respectively.

                 5.9 Negotiated Agreement; Entire Agreement. This Purchase Agreement including, without limitation, the provisions of Article 8 of the AGTA relating to indemnification and insurance, and Section 11 of Part 2 of the Product Assurance Document relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES has been the subject of discussion and negotiation and is understood by the parties. The Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

                        * * * * * * * * * * * * * * * *

DATED AS OF THE DATE FIRST ABOVE WRITTEN

AMERICAN AIRLINES, INC.                THE BOEING COMPANY




By                                     By
     --------------------------             --------------------------
Its                                    Its
     --------------------------             --------------------------






                                       3
P.A. No. 1980

                                 TABLE 1-1 TO
                         PURCHASE AGREEMENT NO. 1980
    777-223IGW AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS
                                 (GE ENGINES)


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


                                                                     Page 1 of 1
P.A. No. 1980

                                 TABLE 1-2 TO
                         PURCHASE AGREEMENT NO. 1980
    777-223IGW AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS
                            (ROLLS ROYCE ENGINES)



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

P.A. No. 1980                                                  Page 1 of 1

                             AIRCRAFT CONFIGURATION

                                    between

                               THE BOEING COMPANY

                                      and

                            AMERICAN AIRLINES, INC.


                  Exhibit A to Purchase Agreement Number 1980



P.A. No. 1980                                                      Page 1 of 1

                             AIRCRAFT CONFIGURATION


                         Dated October __________, 1997


                                  relating to


                        BOEING MODEL 777-223IGW AIRCRAFT





The configuration of the Aircraft is described in Detail Specification D019W004-AAL-1B, dated of even date herewith. The Detail Specification consists of Boeing Standard Detail Specification D019W004, Revision A, dated February 29, 1996, as amended to incorporate the applicable specification language which reflects the changes to such specification to be included herein when identified, including the effects of such changes on the Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). The current revision of the above Detail Specification D019W004-AAL-1B may be further revised under future change orders to reflect the effects of additional changes and features as may be selected by Customer concurrent with, or subsequent to, execution of this Purchase Agreement.





                                      A-1
P.A. No. 1980

              AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                    between

                               THE BOEING COMPANY

                                      and

                            AMERICAN AIRLINES, INC.


                  Exhibit B to Purchase Agreement Number 1980



                                      B
P.A. No. 1980

              AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                  relating to

                       BOEING MODEL 777-223IGW  AIRCRAFT


Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.          GOVERNMENT DOCUMENTATION REQUIREMENTS.

            Certain actions are required to be taken by Customer in advance of the Scheduled Delivery Month of each Aircraft with respect to obtaining certain government issued documentation.

            1.1         Registration Documents.

                        Not later than 6 months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration number by Boeing during the pre-delivery testing of the Aircraft. Customer is responsible for furnishing any temporary or permanent registration certificates required by any Governmental Authority having jurisdiction to be displayed aboard the Aircraft after delivery.

            1.2         Certificate of Sanitary Construction.

                        Boeing will obtain from the United States Public Health Service prior to delivery of each Aircraft a United States Certificate of Sanitary Construction for the Aircraft being delivered. The certificate will be delivered to Customer at delivery of each Aircraft, and Customer will display such certificate (or a written statement of the location of the original certificate) aboard each Aircraft after delivery to Customer.



                                     B-1
P.A. No. 1980

2.          INSURANCE CERTIFICATES.

            Insurance certificate requirements are defined in Article 8 of the AGTA.

3.          FLYAWAY CONFIGURATION AND FERRY FLIGHT INFORMATION.

            3.1    Flyaway Configuration Notice.

                   Not later than 14 days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested flyaway configuration of the Aircraft for its ferry flight. This configuration letter should include:

                   (i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

                   (ii) the cargo to be loaded and where it is to be stowed on board the Aircraft and address where cargo is to be shipped after flyaway; and

                   (iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft.

                   The information contained in such configuration letter may be changed from time to time by the mutual consent of Boeing and Customer.

            3.2    Ferry Flight Information.

                   Customer will provide to Boeing at least 24 hours prior to delivery of each Aircraft:

                   (i) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

                   (ii)        a complete ferry flight itinerary.

4.          DELIVERY ACTIONS BY BOEING.

            4.1 Schedule of Inspections. Subsequent to the Boeing production flight test, all FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery of the Aircraft. Customer will be informed of such schedules with as much advance notice as practicable.





                                     B-2
P.A. No. 1980

            4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft. Boeing will provide to Customer at least 14 days prior written notice of the date, time, and location of such flight. Boeing will notify Customer in writing of any changes to such date, time, and location.

            4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

            4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, 3,000 U.S. gallons of fuel and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

            4.5 Flight Crew and Passenger Consumables. Boeing will provide a sufficient supply of food, potable water, coat hangers, towels, toilet tissue, garbage bags, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

            4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft all delivery papers, documents and data for execution and delivery. Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, for the sale to Customer and any additional executed forms of such bill of sale for any transfers of title to the Aircraft from any of Boeing's sales subsidiary so that following recordation of such bill(s) of sale, Customer will have good and marketable title to the Aircraft.

            4.7 Delegation of Authority. Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft including the person executing the transfer of title documents.

            4.8 Standard Airworthiness Certificate. Boeing will provide at delivery of each Aircraft the Standard Airworthiness Certificate in accordance with Article 3 of the AGTA.





                                     B-3
P.A. No. 1980

5.          DELIVERY ACTIONS BY CUSTOMER.

            5.1 Aircraft Radio Station License. At delivery Customer will provide a copy of its Aircraft Radio Station License (or a written statement of the location of the original license) to be placed on board the Aircraft following delivery.

            5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

            5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.





                                     B-4
P.A. No. 1980

                         PURCHASE AGREEMENT DEFINITIONS

                                    between

                               THE BOEING COMPANY

                                      and

                            AMERICAN AIRLINES, INC.


                  Exhibit C to Purchase Agreement Number 1980





                                      C
P.A. No. 1980

                         PURCHASE AGREEMENT DEFINITIONS

                          Dated  October ______, 1997

                                  relating to

                       BOEING MODEL  777-223IGW AIRCRAFT



I.  Definitions.

The following terms, when used in capitalized form in this Purchase Agreement, including the AGTA and any exhibits, schedules, attachments, supplements, amendments and letter agreements to this Purchase Agreement, have the following meanings:

            "Advance Payments" means the payments made by Customer in advance of delivery with respect of an Aircraft pursuant to Section 4.2 of the Purchase Agreement.

            "Advance Payment Base Price" has the meaning set forth in Section
2.1.6 of the AGTA.

            "Affiliate", with respect to a specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "AGTA" has the meaning set forth in the recital of the Aircraft General Terms Agreement of even date herewith between Boeing and Customer.

            "Aircraft" means any or all, as the context requires, of the Boeing Model 777-223IGW aircraft described in Table 1 to the Purchase Agreement, together with the Engines and Parts that are incorporated or installed in or attached to such aircraft.

            "Aircraft Basic Price" has the meaning set forth in Section 2.1.4 of the AGTA.

            "Aircraft Software" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Aircraft Price" has the meaning set forth in Section 2.1.7 of the AGTA.



                                     C-1
P.A. No. 1980

            "Airframe Escalation Adjustment Document" has the meaning set forth in Section 2.1.5 of the AGTA.

            "Airframe Price" has the meaning set forth in Section 2.1.1 of the AGTA.

            "ATA" has the meaning set forth in Section 1 to Part 3 of the Customer Support Document.

            "Authorized Agent" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Average Direct Hourly Labor Rate" has the meaning set forth in
Part 1 of the Product Assurance Document.

            "BFE Provisions Document" means the Buyer Furnished Equipment Provisions Document attached to the AGTA as Exhibit A.

            "Boeing" has the meaning set forth in the recital of the AGTA.

            "Boeing Product" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Buyer Furnished Equipment" or "BFE" has the meaning set forth in
Section 1.2 of the AGTA.

            "Correct" or "Correction" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Corrected Boeing Product" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Customer" has the meaning set forth in the recital of the AGTA.

            "Customer Support Document" means the Customer Support Document attached to the AGTA as Exhibit B.

            "Deposit" means the deposit made by Customer in respect of an Aircraft pursuant to Section 4.1 of the Purchase Agreement.

            "Detail Specification" means the Detail Specification identified in Exhibit A to the Purchase Agreement, as the same is amended from time to time by Boeing and Customer pursuant to Article 4 of the AGTA.

            "Development Changes" has the meaning set forth in Section 4.2 of the AGTA.





                                     C-2
P.A. No. 1980

            "Direct Labor" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Direct Materials" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Documents" has the meaning set forth in Section 4.6 of Part 3 to the Customer Support Document.

            "Engine" means each of the two engines installed on the Aircraft and identified in either (subject to Customer selection) Table 1-1 or Table 1-2 to the Purchase Agreement, together with any and all Parts incorporated or installed in or attached to each such engine.

            "Engine Price" has the meaning set forth in Section 2.1.3 of the AGTA.

            "Engine Price Adjustment" means the adjustment to the Engine Price determined in accordance with the formula set forth in Supplemental Exhibit EE1 to the Purchase Agreement.

            "Engine Supplier" means the manufacturer of the Engine.

            "Escalation Adjustment" has the meaning set forth in Section 2.1.5 of the AGTA.

            "Excusable Delay" has the meaning set forth in Section 7.1 of the AGTA.

            "FAA" means the Federal Aviation Administration of the United States of America and any agency or instrumentality of the United States government succeeding to its functions.

            "Failed Component" has the meaning set forth in Section 1 of Part 3 to the Product Assurance Document.

            "Failure" has the meaning set forth in Section 1 of Part 3 to the Product Assurance Document.

            "Federal Aviation Regulations" means the regulations promulgated by the FAA from time to time and any official interpretations thereof.

            "Field Services" has the meaning set forth in Section 1 of Part 2 to the Customer Support Document.





                                     C-3
P.A. No. 1980

            "Governmental Authority" means any federal, state, county, local or foreign governmental entity or municipality or subdivision thereof or any authority, arbitrator, department, commission, board, bureau, body, agency, court or other agency or instrumentality thereof.

            "Governmental Regulations" means: (1) the Type Certificate for the Aircraft; (2) any other certification, license or approval issued or required for the Aircraft by the FAA or any other Governmental Authority having jurisdiction over Boeing or the Aircraft; (3) any other law, rule, order or regulation of the United States Government or any agency or instrumentality thereof, having jurisdiction over the Aircraft or Boeing; (4) all regulations and official interpretations of the certification, license, or approval requirements described in (1), (2) and (3) above; and (5) all airworthiness directives issued by the FAA.

            "Interface Problem" has the meaning set forth in Section 1 of Part 5 of the Product Assurance Document.

            "Manufacturer Change" has the meaning set forth in Section 3.2.1 of the AGTA.

            "Operator Changes" has the meaning set forth in Section 3.3.1 of the AGTA.

            "Optional Features" means those Parts identified as optional features in the Detail Specification.

            "Optional Features Prices" has the meaning set forth in Section
2.1.2 of the AGTA.

            "Parts" means any and all appliances, parts, instruments, appurtenances, accessories, furnishings, and other equipment or property of whatever nature incorporated or installed in or attached to an Aircraft upon delivery or otherwise pursuant to the Purchase Agreement.

            "Performance Guarantees" has the meaning set forth in Section 5.4 of the AGTA.

            "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

            "Policy" has the meaning set forth in Section 1 of Part 3 of the Product Assurance Document.

            "Product Assurance Document" means the Product Assurance Document attached to the AGTA as Exhibit C.





                                     C-4
P.A. No. 1980

            "Proprietary Information" has the meaning set forth in Section 1 of
Part 5 to the Customer Support Document.

            "Proprietary Materials" has the meaning set forth in Section 1 of
Part 5 to the Customer Support Document.

            "Purchase Agreement" means Purchase Agreement No. 1980, of even date herewith, between Boeing and Customer for the purchase of the Aircraft, including, without limitation, the AGTA and any exhibits, schedules, attachments, supplements, amendments and letter agreements to such Purchase Agreement.

            "Scheduled Delivery Month" means, with respect to an Aircraft, the scheduled month and year of delivery for such Aircraft as set forth in Section 2 of the Purchase Agreement.

            "Seller Furnished Equipment" or "SFE" means those Parts incorporated or installed in, or attached to, the Aircraft by Boeing and designated as "seller furnished equipment."

            "Seller Purchased Equipment" or "SPE" means those Parts incorporated or installed in, or attached to, the Aircraft by Boeing and designated as "seller purchased equipment."

            "SLP Component" has the meaning set forth in Section 1 of Part 3 of Product Assurance Document.

            "Standard Airworthiness Certificate" means a standard airworthiness certificate for transport category aircraft applicable to an Aircraft issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations (or any successor regulations).

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

            "Supplier Product" has the meaning set forth in Part 1 of the Product Assurance Document.

            "Suppliers" has the meaning set forth in Section 1 of Part 4 of the Product Assurance Document.

            "Taxes" has the meaning set forth in Section 2.2 of the AGTA.





                                     C-5
P.A. No. 1980

            "Type Certificate" means a type certificate for transport category aircraft issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations or any successor regulation.

            "Warranty Inspections" has the meaning set forth in Part 1 of the Product Assurance Document.

II.  Interpretive Provisions.

When reference is made to an article, section, attachment, exhibit, schedule or supplement of the "AGTA" or a "Purchase Agreement" without further reference to a particular letter agreement, attachment, exhibit, schedule or supplement thereto, such reference shall be deemed to be a reference to the main text of the AGTA or such Purchase Agreement, respectively.





                                     C-6
P.A. No. 1980

                          SUPPLEMENTAL EXHIBIT BFE1

                                      TO

                         PURCHASE AGREEMENT NO. 1980

                                   BETWEEN

                              THE BOEING COMPANY

                                     AND

                           AMERICAN AIRLINES, INC.




                  Buyer Furnished Equipment (BFE) Variables
                               Model 777-223IGW


This Exhibit Supplement contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.


1.      Supplier Selection.

        Customer has selected and notified Boeing of the suppliers for the seats, galley systems and video/cabin management systems.

2.      On-dock Dates.

        On or before April 1, 1998, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule for the first Aircraft is set forth below:



-------------------------------------------------------------------
  Delivery
Month & Year      Seats     Galleys     Electronics     Furnishings
-------------------------------------------------------------------
January 1999    10-28-98    10-2-98       9-4-98          10-22-98
-------------------------------------------------------------------



                                    BFE1-1
P.A. No. 1980

                            SUPPLEMENTAL EXHIBIT CS1

                                       TO

                          PURCHASE AGREEMENT NO. 1980

                                    BETWEEN

                               THE BOEING COMPANY

                                      AND

                            AMERICAN AIRLINES, INC.


                         777 CUSTOMER SUPPORT VARIABLES


The customized Customer Support Program will be based upon and equivalent to the entitlements summarized below. Customer may create a customized program by selecting from the courses, training materials, services and technical data and documents set forth below in quantities of Customer's choosing and/or by substituting in lieu thereof such additional or different services or materials as the parties may mutually agree; provided, that the value of the services and materials comprising the customized program shall not in the aggregate exceed the value of those entitlements summarized below.

PART 1:  MAINTENANCE AND FLIGHT TRAINING PROGRAMS; OPERATIONS ENGINEERING
SUPPORT

1.          Maintenance Training.

            1.1         General Familiarization Course.

                        This course provides general systems information for Customer's upper management personnel; it does not address the maintenance of the Aircraft and its systems in the detail required by maintenance personnel.

Two classes; up to 24 students per class.




                                    CS1-1
P.A. No. 1980

            1.2         Mechanical/Electrical Systems Course (Instructor).

                        This course provides instruction on the normal operation and maintenance of the Aircraft mechanical and electrical systems, and is oriented to those personnel who require instructor-level knowledge of aircraft mechanical and electrical systems.

One class; up to 15 students.

            1.3         Mechanical/Electrical Systems Course (Line and Base).

                        This course provides instruction on the normal operation and maintenance of the Aircraft mechanical and electrical systems, and is oriented to those personnel who specialize in line and base maintenance of aircraft mechanical and electrical systems.

Two classes; up to 15 students per class.

            1.4         Avionics Systems Course (Instructor).

                        This course provides instruction on the normal operation and maintenance of the Aircraft avionics systems, and is oriented to those personnel who require instructor-level knowledge of aircraft avionics systems.

One class; up to 15 students.

            1.5         Avionics Systems Course (Line and Base).

                        This course provides instruction on the normal operation and maintenance of the Aircraft avionics systems, and is oriented to those personnel who specialize in line and base maintenance of aircraft avionics systems.

One class; up to 15 students.

NOTE: A reasonably representative copy of the Maintenance Manual, Wiring Diagram Manual and System Schematics Manual will be available for student reference in each class of the courses described in Section 1.2, 1.3, 1.4 and
1.5 above. Boeing will exercise every reasonable effort to provide copies of Customer's customized manuals for such reference.





                                    CS1-2
P.A. No. 1980

            1.6         Engine Run-Up Course.

                        This course provides instruction on test procedures and values for those personnel involved with engine run-up after an engine change. Students for this course must have successfully completed the Mechanical/Electrical Systems Course described above.

Two classes; up to 3 students per class.

            1.7         Corrosion Prevention and Control Course.

                        This course provides instruction on aircraft corrosion prevention and control.

One class; up to 10 students.

            1.8         Aircraft Rigging Course.

                        This course provides instruction on aircraft rigging so as to provide specialist personnel with the necessary information to rig all flight control surfaces, landing gear components, aircraft doors and engines.

One class; up to 6 students at a mutually agreed upon alternate facility.

            1.9         Advanced Composite Repair Course.

                        This course provides instruction for structural repair personnel and promotes understanding of the design philosophy, inspection and repair of advanced composite components.

One class; up to 8 students.

            1.10        Digital Data Familiarization Course.

                        This course provides familiarization training for instructors on maintenance training products provided by Boeing.

One class; up to 15 students.





                                     CS1-3
P.A. No. 1980

            1.11 Cabin Management System (CMS) Configuration Database Generator (CDG) Familiarization Course.

                        This course will use the CDG Training Manual as primary text and CDG User Manual as reference source in providing hands-on training to airline personnel in the utilization of CDG. The course will also include an overview of CMS components, locations and system operation.

One class; up to 6 students.

            1.12        Post-Delivery Practical Observation.

                        If requested by Customer prior to the conclusion of the Maintenance Training Planning Conference, Boeing will coordinate the assignment of up to 8 of Customer's maintenance personnel to observe the routine maintenance practices Boeing performs on the Aircraft during Customer 's flight training in the Seattle area provided pursuant to Part 1 of the Customer Support Document.

            1.13        Supplier Training.

                        Each maintenance training course will include sufficient information, for purposes of supporting line maintenance functions, on the location, operation and servicing of Aircraft Parts provided by Suppliers. If Customer requires additional maintenance training with respect to any Supplier Parts. Customer shall schedule such training directly with the supplier thereof. If Customer experiences difficulty in scheduling such training, Boeing shall, if requested by Customer, assist Customer in coordinating and scheduling such Supplier -provided maintenance training.

            1.14        Boeing Training Program Materials.

                        Training materials will be provided to each student.
In addition, one set of training materials as used in Boeing's training program, including visual aids, computer-based training courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.

            1.15        Student Training Material.

                        No revision service will be provided for the material provided hereunder.





                                    CS1-4
P.A. No. 1980

                        1.15.1      Manuals.

                                    Boeing will provide at the beginning of
each Maintenance Training course one copy of a training manual or equivalent for each student attending such course.

                        1.15.2 Panel Description/Component Locator/Field Trip Checklist Manual.

                                    Boeing will provide 1 copy of a Panel
Description/Component Locator/Field Trip Checklist Manual for each student in the applicable Maintenance Training course.

            1.16        Other Training Material.

                        Boeing will provide to Customer 1 set of the following training materials, as used in the courses described above:

                        1.16.1      Visual Aids.

                                    (a)         8-1/2 x 11-inch blackline
                                                projection transparencies.

                                    (b)         Full-scale instrument panel
                                                wall charts in the form of
                                                black and white copies and
                                                mylar reproducible copies.

                                    (c)         Training slides.

                        1.16.2      Reproducible Masters.

                                    8-1/2 x 11-inch prints suitable for black
and white reproduction of all graphics and applicable text.

                        1.16.3      Video Programs.

                                    Video programs on 3/4-inch U-matic or
1/2-inch VHS cassette formats in NTSC, PAL or SECAM standards, as selected by Customer.


             1.16.4      Computer-Based Training (CBT) Courseware.

                         CBT courseware, and instructions for courseware
installation and operation. This courseware will reflect the major configuration of the first Aircraft as delivered to Customer.





                                    CS1-5
P.A. No. 1980

                        1.16.5      Shipment of Materials.

                                    The training materials described above will
be shipped to Customer 30 days after completion of the first class of each applicable Maintenance Training course.

                        1.16.6      Training Material - Aircraft Configuration.

                                    The visual aids and reproducible masters
described above (except for CBT as noted in Section 1.16.4 above) will, at the conclusion of the shipments thereof, reflect the configuration of the first Aircraft as delivered to Customer.

            1.17        Course Completion Records.

                        At the completion of the Maintenance Training, Boeing will provide Customer with course completion records consisting of the following:

                        1.17.1      Master copies of all examinations given.

                        1.17.2 Attendance and examination records for each student.

                        1.17.3 Certificate of Completion for each course each student successfully completes.

2.          Flight Training.

            2.1         Transition Training.

                        The flight crew training course is approved by the FAA and is designed to train flight crews to operate the Aircraft safely and efficiently under normal and non-normal conditions. The training will consist of ground school (utilizing CBT), fixed base simulator, full flight simulator and actual aircraft training on Customer's Aircraft. The flight crew training contemplated by this Section 2.1 may include, at Customer's election, one ground school observer and one flight training observer in each class in addition to the flight crews.

8 flight crews (16 pilots).





                                    CS1-6
P.A. No. 1980

            2.2         Flight Dispatcher Training.

                        This course provides familiarization training on the Aircraft's systems, operation, performance capabilities and a brief description of the Aircraft's limitations, followed by in-depth coverage of basic performance, flight analysis, performance for nonstandard operation and flight planning.

2 classes of 6 students.

            2.3         Flight Attendant Training.

                        This course provides familiarization training for airline passenger service personnel. It includes a description of the Aircraft and its features. Emphasis is placed on the equipment and furnishings with which the flight attendant is concerned. Particular attention is given to the attendant's functions related to communications, lighting and emergency equipment. When practicable, a field trip to an aircraft is arranged to observe operation, location and arrangement of equipment.

2 classes of 12 students.

            2.4         Performance Engineer Training Courses.

                        Three types of courses are offered. A schedule for the courses is published and mailed to all Boeing aircraft operators semiannually and a mutually agreed upon number of Customer's personnel may attend, for as long as Customer owns Boeing model aircraft.

                        2.4.1       General Performance Engineer Course.

                                    This course provides detailed aircraft
performance information for personnel involved in route planning, performance analysis and evaluation and engineering flight testing. The course includes a review of basic high-speed aerodynamics and engine performance and operation. Students will make calculations to help them recognize and understand the variables which influence turbojet aircraft performance.

                        2.4.2       Model-Specific Performance Engineer Course.

                                    This course relates to a specific model
aircraft. It covers a brief review of basic aerodynamics and basic jet engine performance, followed by detailed coverage of specific performance for the aircraft model type. Detailed flight planning, including emergency conditions, is covered.





                                     CS1-7
P.A. No. 1980

                        2.4.3       Operational Performance Engineer Course.

                                    This course is directed toward personnel
who have completed the performance engineer general and specific courses and have several years' related experience. The course includes expanded coverage of aircraft noise, runway loading, and various operational, safety and economic considerations.

            2.5         Training Materials.

                        Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, CBT courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.

                        2.5.1 Student training material, in Boeing's then-standard format, will be provided to Customer's personnel (1 set for each student and observer) as listed below. No revision service will be provided for the material provided pursuant to this Section 2.5.1.

                            (a)     Flight Crew Course.

                                    Operations Manual
                                    Quick Reference Handbook
                                    Student Training Manual
                                    Flight Crew Training Manual
                                    Instrument Training Manual - as required

                            (c)     Flight Dispatcher Course.

                                    Flight Dispatcher Training Manual

                            (d)     Flight Attendant Course.

                                    Flight Attendant Training Manual

                            (e)     Performance Engineer Courses.

                                    Assorted documents, excerpts and handouts.

                        2.5.2       Other Training Materials.

                                    At the conclusion of the Flight Training,
Boeing will provide one set of the following material, as used in the Flight Training Program. Revision service will not be provided for these materials. All paper documentation will be provided in MS Word 6.0 format or compatible PC format.





                                     CS1-8
P.A. No. 1980

                                    (a)         Boeing will provide a copy of
                                                Boeing developed CBT materials
                                                used in the Flight Training
                                                Program.  This CBT courseware
                                                will reflect major
                                                configuration options delivered
                                                on Customer's first Aircraft.
                                                Customer will require certain
                                                equipment and materials in
                                                order to use the CBT Program.
                                                Equipment and materials
                                                required to run the CBT Program
                                                will be procured by Customer at
                                                Customer's expense.  The CBT
                                                materials provided include the
                                                following:

                                                (i)  1 copy of all lesson files
                                                     supplied on CD-ROM disc.

                                                (ii) 1 paper copy of loading
                                                     and operation instructions
                                                     for installing the lessons
                                                     on an MS-DOS compatible
                                                     personal computer or File
                                                     Server.

                                                (iii)1 copy of the runtime
                                                     software required to run
                                                     the CBT lessons, together
                                                     with a license for
                                                     unlimited run-time use for
                                                     presentation via network
                                                     system and/or stand alone
                                                     computer terminals to any
                                                     employee or contract
                                                     trainee of Customer and/or
                                                     any Affiliate, or casual
                                                     visitor at any location.
                                                     Customer agrees not to
                                                     sell such material.

                                    (b)         Full-Scale Color Instrument
                                                Panel Wall Charts reflecting
                                                the configuration of the first
                                                Aircraft as delivered to
                                                Customer.

                                    (c)         Flight Crew Training Record.

                                    (d)         Examinations Questions.

                                    (e)         Student Training Manual.

                                    (f)         Video programs on 3/4-inch
                                                U-matic or 1/2 inch VHS
                                                cassette format in NTSB, PAL or
                                                SECAM standards as selected by
                                                Customer.





                                    CS1-9
P.A. No. 1980

                                    (g)         Flight Attendant Manual (50
                                                copies).

                                    (h)         Flight Attendant Training
                                                Course (script, slides and
                                                video tapes on 3/4-inch U-matic
                                                or 1/2 inch VHS cassette format
                                                in NTBC, PAL or SECAM standards
                                                as selected by Customer).

            2.6         Additional Flight Operations Services.

                        2.6.1 Subject to availability, Boeing shall if seasonably requested by Customer, provide Boeing flight crew personnel to assist in ferrying the first Aircraft to Customer's main base, and Customer shall pay Boeing's standard charge for such assistance;

                        2.6.2 Boeing will provide up to 90 days of instructor pilot services which will include such activities as: (i) review of Customer's flight crew operations; (ii) observation of Customer's cockpit crews; (iii) post-flight reviews of flight crew operations; (iv) consultation regarding flight crew operations; and (v) route proving flights.

                        2.6.3 Boeing will provide, approximately six (6) months after completion of the flight training provided pursuant to the immediately preceding sub-section 2.6.2, at a base designated by Customer, the services of an instructor pilot for a period of two (2) weeks to review Customer's flight crew operations or to assist Customer's instructor personnel in conducting proficiency checks, or both.

PART 2:  FIELD AND ENGINEERING SUPPORT SERVICES

1.          Planning Assistance.

            Boeing will provide the following additional documents and services:

            1.1         Spares.

                        1.1.1       Recommended Spares Parts List (RSPL).

                                    A customized RSPL, data and documents will
be provided to identify spare parts required for Customer's support program.

                        1.1.2       Illustrated Parts Catalog (IPC).

                                    A customized IPC in accordance with ATA 100
will be provided.





                                    CS1-10
P.A. No. 1980

                        1.1.3       Provisioning Training.

                                    Provisioning training will be provided for
Customer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

                        1.1.4       Spares Provisioning Conference.

                                    A provisioning conference will be
conducted, normally at Boeing's facilities where technical data and personnel are available.


PART 3:  TECHNICAL INFORMATION AND MATERIALS

            Boeing will provide the Documents listed in Attachment A hereto in accordance with Part 3 of the Customer Support Document.





                                    CS1-11
P.A. No. 1980

                           CUSTOMER SUPPORT DOCUMENT

                                    between

                               THE BOEING COMPANY

                                      and

                            AMERICAN AIRLINES, INC.





                  Attachment A to Supplemental Exhibit CS1 to
                         Purchase Agreement Number 1980



P.A. No. 1980

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1980
         Page 1


     Item             Description                                               Quantity
     ----             -----------                                               --------
A.     FLIGHT OPERATIONS

1.     Airplane Flight Manual

       a.   Advance Representative                               Format:             11       Printed One Side
            Copy                                                                     Revisions:          No
                                                                 Delivery:           60 days after signing
                                                                                     Purchase Agreement

       b.   Customized Manual                                    Format:             3        Printed One Side
                                                                 Revisions:          Yes
                                                                 Delivery:           On board each Aircraft


                                                                 Format:             10       Printed One Side
                                                                 Revisions:          Yes
                                                                 Delivery:           30 days after delivery
                                                                                     of first Aircraft

       c.   Digital Performance                                  Format:             3        3.5 inch (1.44MB)
            Information (AFM-DPI)                                                             IBM Compatible Diskette
                                                                 Revisions:          Yes
                                                                 Delivery:           180 days prior to delivery of first Aircraft

2.     Operations Manual

       a.   Advance Representative                               Format:             11       Printed Two Sides
            Copy                                                 Revisions:          No
                                                                 Delivery:           60 days after signing Purchase Agreement

       b.   Customized Manual                                    Format:             12       Printed Two Sides
                                                                                     2        Digital Format - (1) CD-ROM Framemaker
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

3.     Planning and Performance Manual

       a.   Advance Representative                               Format:             1        Printed Two Sides
            Copy                                                 Revisions:          No
                                                                 Delivery:           As soon as practicable

       b.   Customized Manual                                    Format:             1        Printed Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           Concurrent with delivery of first Aircraft





P.A. No. 1980

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1980
         Page 2

     Item             Description                                               Quantity
     ----             -----------                                               --------
4.     Weight and Balance Manual

       a.   Chapter 1 "Control"

            1.   Advance Representative                          Format:             6        Printed Two Sides
                 Copy                                            Revisions:          No
                                                                 Delivery:           As soon as practicable

            2.   Customized Manual                               Format:             8        Printed Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           120 days prior to delivery of first Aircraft

       b.   Chapter 2 "Aircraft                                  Format:             2        Printed One Side
            Reports"                                             Revisions:          No
                                                                 Delivery:           On board each Aircraft

5.     Dispatch Deviation
       Guide

       a.   Advance Representative Copy                          Format:             2       Printed Two Sides
                                                                                     2       CD-ROM Framemaker
                                                                 Revisions:          No
                                                                 Delivery:           60 days after signing of Purchase Agreement

       b.   Customized Dispatch Deviation Guide                  Format:             14      Printed Two Sides
                                                                                     2       CD-ROM Framemaker
                                                                 Revisions:          Yes
                                                                 Delivery:           As soon as practicable, but no later than 60
                                                                                     days prior to delivery of first Aircraft

6.     Flight Crew Training Manual

       a. Advance Representative Copy                            Format:             14      Printed Two Sides
                                                                 Format:             2       Digital format
                                                                 Revisions:          Yes
                                                                 Delivery:           60 days after signing of Purchase Agreement

       b. Customized Manual                                      Format:             14      Printed Two Sides
                                                                 Format:             2       Digital format
                                                                 Revisions:          Yes
                                                                 Delivery:           As soon as practicable, but no later than
                                                                                     60 days prior to delivery of first Aircraft





P.A. No. 1980

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1980
         Page 3


     Item             Description                                               Quantity
     ----             -----------                                               --------
7.     Baggage/Cargo                                             Format:                      Printed One Side
       Loading Manual                                                                5        Printed Two Sides
                                                                                              Microfilm, 16mm
                                                                                              Duplicate
            Check if required:                      x                                2        Microfilm, 16mm
                                                                                              Master
            Check if required:                      x                                2        Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

8.     Fault Reporting
       Manual (FRM)

       a.   Advance Representative                               Format:             3        Printed Two Sides
            Copy                                                 Revisions:          No
                                                                 Delivery:           90 days after signing Purchase Agreement

       b.   Customized Manual                                    Format:             3        Printed Two Sides
            Check if required:                      x                                2        Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           Concurrent with delivery of first Aircraft

9.     Performance Engineer's                                    Format:             2        Printed Two Sides
       Manual                                                    Revisions:          Yes
                                                                 Delivery:           Concurrent with delivery of first Aircraft

10.    Jet Transport                                             Format:             5        Printed Two Sides
       Performance Methods                                       Revisions:          No
                                                                 Delivery:           90 days prior to delivery of First Aircraft

11.    FMC Supplemental                                          Format:             6        Printed Two Sides
       Data Document                                             Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

12.    Operational Performance
       Software (OPS)

       a.   Inflight and Report                                  Format:                      9 Track Magnetic Tape in
            (INFLT/REPORT) Software                                                           ASCII or EBCDIC Format
                                                                                     3        3.5 Inch (1.44MB) IBM Compatible
                                                                                              Diskette; Note: Boeing will use best
                                                                                              reasonable efforts to provide
                                                                                              in the latest version of IATA
                                                                                              SCAP specifications
                                                                                              3.5 Inch (1.4MB)  macintosh Diskette
                                                                 Revisions:          Yes
                                                                 Delivery:           180 days prior to delivery of first Aircraft





P.A. No. 1980

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1980
         Page 4


Item             Description                                               Quantity
----             -----------                                               --------
  b.   Airplane Performance                                 Format:                      9 Track Magnetic
       Monitoring (APM/HISTRY)                                                           Tape in ASCII or
       Software                                                                          EBCDIC Format
                                                                                3        3.5 Inch (1.44MB) IBM Compatible
                                                                                         Diskette; Note: Boeing will use best
                                                                                         reasonable efforts to provide
                                                                                         in the latest version of IATA
                                                                                         3.5 Inch (1.4MB) Macintosh Diskette
                                                            Revisions:          Yes
                                                            Delivery:           120 days prior to delivery of first Aircraft

  c.   Takeoff Analysis Software                            Format:                     9 Track Magnetic
       Boeing Takeoff Module (BTM)                                                      Tape in ASCII
                                                                                        Format
                                                                                3       3.5 Inch (1.44MB) IBM Compatible
                                                                                        Diskette; Note: Boeing will use best
                                                                                        reasonable efforts to provide
                                                                                        in the latest version of IATA
                                                                                        SCAP specifications
                                                                                        5.25 Inch (1.2MB) IBM
                                                                                        Compatible Diskette
                                                                                        3.5 Inch (1.4MB) Macintosh Diskette
                                                            Revisions:          Yes
                                                            Delivery:           180 days prior to delivery of first Aircraft

  d.   Landing Analysis Software                            Format:                     9 Track Magnetic
       Boeing Landing Module (BLM)                                                      Tape in ASCII
                                                                                        Format
                                                                                3       3.5 Inch (1.44MB) IBM Compatible
                                                                                        Diskette; Note: Boeing will use best
                                                                                        reasonable efforts to provide
                                                                                        in the latest version of IATA
                                                                                        SCAP specifications
                                                                                        5.25 Inch (1.2MB) IBM
                                                                                        Compatible Diskette
                                                                                        3.5 Inch (1.4MB) Macintosh Diskette
                                                            Revisions:          Yes
                                                            Delivery:           180 days prior to delivery of first Aircraft





P.A. No. 1980

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1980
         Page 5


     Item             Description                                               Quantity
     ----             -----------                                               --------
       e.   Climbout Analysis
            Software                                             Format:             1        3.5 Inch (1.44MB) IBM Compatible
                                                                                              Diskette; Note: Boeing will use best
                                                                                              reasonable efforts to provide in the
                                                                                              latest version of IATA SCAP
                                                                                              specifications

                                                                 Revisions:          Yes
                                                                 Delivery:           as soon as practicable, but no later
                                                                                     than concurrent with delivery of first Aircraft

B.     MAINTENANCE

1.     Maintenance Manual

       a.   Advance Representative                               Format:             1        Printed
            Copy                                                                     1        Microfilm, 16mm
                                                                                              duplicate
                                                                                     2        Digital Format
                                                                 Revisions:          No
                                                                 Delivery:           90 days after signing Purchase Agreement

       b.   Customized Master

            Check if required:                      x                                2        Microfilm, 16mm Master
            Check if required:                      x                                2        Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery first Aircraft

       c.   Customized Manual                                    Format:             1        Printed Two Sides
                                                                                     __       Printed One Side
                                                                                     1        Microfilm, 16mm

                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft


2.     Wiring Diagram Manual

       a.   Advance Representative                               Format:             1        Microfilm, 16mm
            Copy                                                 Revisions:          No
                                                                 Delivery:           90 days after signing Purchase Agreement





P.A. No. 1980

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1980
         Page 6


     Item             Description                                               Quantity
     ----             -----------                                               --------
       b.   Customized Master                                    Format:

            Check if required:                      x                                1        35mm Aperture Cards of All Wiring
                                                                                              Diagrams and Charts
            Check if required:                      x                                1        EDP Portion, 16mm Microfilm Master
            Check if required:                      x                                2        Entire Manual, 16mm Microfilm Master
            Check if required:                      x                                2        Entire Manual, Digital Format
                                                                 Revisions:          Yes, until 90 days after delivery of last
                                                                                     Aircraft
                                                                 Delivery:           Concurrent with delivery of first Aircraft

       c.   Customized Manual                                    Format:             1        Standard Printed
                                                                                              Copies of Entire
                                                                                              Manual
                                                                                     __       Standard Printed
                                                                                              Copies of all Sections
                                                                                              Except EDP Portion
                                                                                     1        EDP Portion, 16mm Microfilm Duplicate
                                                                                     2        Entire Manual, 16mm Microfilm
                                                                 Revisions:          Yes, until 90 days after delivery of last
                                                                                     Aircraft
                                                                 Delivery:           Concurrent with delivery of first Aircraft

3.     System Schematics Manual

       a.   Advance Representative                               Format:             2        Printed
            Copy                                                 Revisions:          No
                                                                 Delivery:           90 days after signing Purchase Agreement

       b.   Customized Master                                    Format:

            Check if required:                                                       __       35mm Aperture Cards of all Schematics
            Check if required:                      x                                2        Digital Format
                                                                 Revisions:          Yes, until 90 days after delivery of last
                                                                                     Aircraft only
                                                                 Delivery:           Concurrent with delivery of first Aircraft

       c.   Customized Manual                                    Format:             103      Printed Two Sides
                                                                                     1        Microfilm, 16mm Master
                                                                 Revisions:          Yes, until 90 days after delivery of last
                                                                                     Aircraft only
                                                                 Delivery:           Concurrent with delivery of first Aircraft





P.A. No. 1980

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1980
         Page 7

     Item             Description                                               Quantity
     ----             -----------                                               --------
4.     Structural Repair Manual                                  Format:             1        Printed Two Sides
                                                                                     __       Printed One Side
                                                                                     __       Microfilm, 16mm
                                                                                              Duplicate
       Check if required:                           x                                2        Microfilm, 16mm
                                                                                              Master
       Check if required:                           x                                2        Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

5.     Component Maintenance                                     Format:             15       Printed Two Sides
       Manual                                                                        7        Microfilm, 16mm Duplicate
       Check if required:                           x                                2        Microfilm, 16mm Master
       Check if required:                           x                                2        Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

6.     Chapter 20 Standard                                       Format:             7        Printed Two Sides
       Overhaul Practices                                                            1        Printed One Side
       Manual (Common to other                                                       __       Microfilm, 16mm
       models, quantity indicates                                                             Duplicate
       total for all models)

       Check if required:                           x                                2        Microfilm, 16mm
                                                                                              Master
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

7.     Chapter 20 Standard                                       Format:                      Printed Two Sides
       Wiring Practices Manual                                                       __       Microfilm, 16mm
       (Common to other models,                                                      __       Duplicate
        quantity indicates total
        for all models)

       Check if required:                           x                                2        Microfilm, 16mm
                                                                                              Master
                                                    x                                2        Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

8.     Nondestructive Test Manuals                               Format:             3        Printed Two Sides
                                                                                     __       Printed One Side
                                                                                     2        Microfilm, 16mm Duplicate

       Check if required:                           x                                2        Microfilm, 16mm Master
       Check if required:                           x                                1        Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft





P.A. No. 1980

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1980
         Page 8

     Item             Description                                               Quantity
     ----             -----------                                               --------
9.     Service Bulletins                                         Format:             18       Printed Two Sides
                                                                                     1        Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           As developed by Boeing

9a.    Service Bulletin Index                                    Format:             7        Printed Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

10.    Corrosion Prevention Manual                               Format:             __       Printed Two Sides
                                                                                     __       Printed One Side
                                                                                     8        Microfilm, 16mm Duplicate

       Check if required:                           x                                2        Microfilm, 16mm Master
       Check if required:                           x                                1        Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

11.    Fault Isolation Manual

       a.   Advance Representative                               Format:             1        Printed Two Sides
            Copy                                                                     __       Microfilm, 16mm Duplicate
                                                                                     1        Digital Format
                                                                 Revisions:          No
                                                                 Delivery:           90 days after signing Purchase Agreement

       b. Customized Master
            Check if required:                      x                                2        Microfilm, 16mm Master
            Check if required:                      x                                2        Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           Concurrent with delivery of first Aircraft

       c.   Customized Manual                                    Format:             2        Printed Two Sides
                                                                                     40       Microfilm, 16mm Duplicate
                                                                 Revisions:          Yes
                                                                 Delivery:           Concurrent with delivery of first Aircraft

12.    Ramp Maintenance Manual

       a.   Advance Representative Copy                          Format:             1        Printed Two Sides
                                                                 Revisions:          No
                                                                 Delivery:           90 days after signing of Purchase Agreement

       b.   Customized Manual                                    Format:             150      Printed Two Sides

                                                                 Revisions:          Yes
                                                                 Delivery:           Concurrent with delivery of first Aircraft

13.    777 Interior Reconfiguration                              Format:             1        Printed Two Sides
       Document                                                  Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft





P.A. No. 1980

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1980
         Page 9

     Item             Description                                               Quantity
     ----             -----------                                               --------
14.    Power Plant Buildup Manual                                Format:             6        Printed Two Sides
                                                                                     1        Printed One Side
                                                                                     __       Microfilm, 16mm Duplicate
       Check if required:                           x                                1        Microfilm, 16mm Master
       Check if required:                           x                                1        Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

15.    In Service Activities                                     Format:             28       Printed Two Sides
       Report                                                    Revisions:          Yes
                                                                 Delivery:           Issued Quarterly

16.    Fleet Issues                                              Format:             1        Digital format
       Summary Report                                            Revisions:          Yes
                                                                 Delivery:           As developed by Boeing

17.    All Operator Letter                                       Format:             28       Printed One or Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           As developed by Boeing

18.    Service Letters                                           Format:             28      Printed One or Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           As developed by Boeing

19.    Combined Index                                            Format:             8        Printed Two Sides
                                                                                              Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           As developed by Boeing

20.    Maintenance Tips                                          Format:             27       Printed One or Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           As developed by Boeing

21.    Configuration Database                                    Format:             4        Printed Two Sides
       Generator (CDG) User Guide                                Revisions:          Yes
                                                                 Delivery:           Concurrent with delivery of first Aircraft

22.    Production Management                                     Format:             1        Digital Format
       Database

C.     MAINTENANCE PLANNING

1.     Maintenance Planning                                      Format:             9        Printed Two Sides
       Data (MPD) Documents                                                          2        Microfilm, 16mm Duplicate
                                                                                     __       Microfilm, 16mm Master
            Check if required:                      x                                1        Digital Format
                                                                 Revisions:          No
                                                                 Delivery:           90 days after signing Purchase Agreement





P.A. No. 1980

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1980
         Page 10


     Item             Description                                               Quantity
     ----             -----------                                               --------
2.     Maintenance Task Cards

       a.   Advance Representative                               Format:             1        Printed One Side
            Copy  (Check One)                       x                                1        Digital Format
                                                                 Revisions:          No
                                                                 Delivery:           TBD

       b.   Customized Masters

            Check if required:                      x            Format:             1        Microfilm, 16mm Master
            Check if required:                      x                                1        Digital Format

       c.   Customized Cards                                     Format:             1        Printed One Side
                                                                                     __       Microfilm, 16mm Duplicate
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

4.     Maintenance Inspection                                    Format:             4        Printed Two Sides
       Interval Reports                                          Revisions:          Yes
       (Common with other models                                 Delivery:           90 days prior to delivery of first Aircraft
        quantity indicates total
        required)

D.     SPARES

1.     Illustrated Parts Catalog                                 Format:             1        Printed Two Sides
            (Select one format only)                                                 __       Printed One Side
                                                                                     __       Microfilm, 16mm Duplicate
            Check if required:                      x                                2        Microfilm, 16mm Master
            Check if required:                      x                                2        Digital Format
                                                                 Revisions:          Yes, until 90 days after delivery of last
                                                                                     Aircraft
                                                                 Delivery:           90 days prior to delivery of first Aircraft

2.     Standards Books                                           Format:             __       Printed Two Sides
       (Unless previously provided                                                   30       Microfilm, 16mm
       pursuant to other                                                                      Duplicate
       agreements, in which case
       applicable supplements
       will be provided)                                         Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

E.     FACILITIES AND EQUIPMENT PLANNING

1.     Facilities and Equipment                                  Format:             8        Printed Two Sides
       Planning documents
            Check if required:                      x                                1        Microfilm,16mm Master
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days after signing Purchase Agreement





P.A. No. 1980

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1980
         Page 11


     Item             Description                                               Quantity
     ----             -----------                                               --------
2.     Special Tool and Ground                                   Format:             1        Microfilm, 35 mm Duplicate
       Handling Equipment Drawings                                                            in Aperture Card Format
                                                                                              On-line via BOLD as available and as
                                                                                              covered by separate BOLD license
                                                                                              agreement
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

3.     Special Tool and Ground                                   Format:             1        Printed Two Sides
       Handling Equipment                                        Revisions:          Yes
       Drawing Index                                             Delivery:           90 days prior to delivery of first Aircraft

4.     Supplementary Tooling                                     Format:             2        Printed Two Sides
       Documentation                                             Revisions:          Yes
       (Common with other models                                 Delivery:           90 days prior to
        quantity indicates total                                                     delivery of first
        required)                                                                    Aircraft

5.     System Test Equipment                                     Format:             3        Printed One Side
       Document                                                  Revisions:          Yes
                                                                 Delivery:           90 days after signing Purchase Agreement

6.     Illustrated Tool and                                      Format:             __       Printed One Side
       Equipment List/Manual                                                         2        Printed Two Sides
                                                                                     15       Microfilm, 16mm Duplicate
            Check if required:                      x                                2        Microfilm 16mm Master
            Check if required:                      x                                1        Digital Format
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

7.     Aircraft Recovery Document                                Format:             10       Printed Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

8.     Airplane Characteristics                                  Format:             7        Printed Two Sides
       for Airport Planning                                      Revisions:          Yes
                                                                 Delivery:           90 days prior to delivery of first Aircraft

9.     Airplane Rescue and                                       Format:             1        Printed Two Sides
       Fire Fighting Document                                    Revisions:          Yes
       (Common with other models                                 Delivery:           90 days prior to
        quantity indicates total                                                     delivery of first
        required)                                                                    Aircraft

10.    Engine Handling Document                                  Format:             4        Printed Two Sides
                                                                 Revisions:          Yes
                                                                 Delivery:           90 days after signing Purchase Agreement

F.     COMPUTER SOFTWARE INDEX                                   Format:             1        Printed Two Sides
       (Common to other models,                                  Revisions:          Yes
       quantity indicates                                        Delivery:           Concurrent with delivery
       total required)                                                               of first Aircraft





P.A. No. 1980

         Attachment A to
         Supplemental Exhibit CS1 to
         Purchase Agreement No. 1980
         Page 12

     Item             Description                                               Quantity
     ----             -----------                                               --------
G.     SUPPLIER TECHNICAL DATA

       1.   Service Bulletins                                                        15

       2.   Ground Support Equipment                                                 5
            Data

       3.   Provisioning Information                                                 5

       4.   Component Maintenance/                                                   15
            Overhaul Manuals

       5.   Component Maintenance/                                                   5
            Overhaul Manuals Index
            (Common to other models,
            quantity indicates
            total required)

       6.   Publications Index                                                       2

       7.   Product Support                                                          6
            Supplier Directory
            (Common to other models,
            quantity indicates
            total required)





P.A. No. 1980

                         SERVICE LIFE POLICY COMPONENTS

                                    between

                               THE BOEING COMPANY

                                      and

                            AMERICAN AIRLINES, INC.


          Supplemental Exhibit SLP1 to Purchase Agreement Number 1980






                                    SLP1
P.A. No. 1980

                         SERVICE LIFE POLICY COMPONENTS

                                  relating to

                           BOEING MODEL 777 AIRCRAFT


This is the listing of SLP Components for the Aircraft which relate to Part 3, "Boeing Service Life Policy" of the Product Assurance Document, and is a part of Purchase Agreement No. 1980.

1.          Wing.

            (a) Upper and lower skins including fixed leading edge and trailing edge skins and panels [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.], and stiffeners.

            (b)         Wing spar webs, chords and stiffeners.

            (c)         Inspar wing ribs.

            (d)         Inspar splice plates and fittings.

            (e)         Upper wing fold hinge, end ribs and lower latch lugs.

            (f)         Main landing gear support structure.

            (g) Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to the beams.

            (h)         Wing-to-body structural attachments.

            (i) Engine strut support fittings attached directly to wing primary structure.

            (j) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

            (k) Leading edge device and trailing edge flap support system.

            (l) Fixed attachment and actuator support structure for aileron, leading edge device and trailing edge flap internal.





                                   SLP1-1
P.A. No. 1980

2.          Body.

            (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead, and structural support and enclosure for the auxiliary power unit but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

            (b) Window and windshield structure but excluding the windows and windshields.

            (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

            (d) Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

            (e) Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

            (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

            (g)         Forward and aft pressure bulkheads.

            (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

            (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

            (j) Support structure in the body for the stabilizer pivot and stabilizer screw.





                                   SLP1-2
P.A. No. 1980

3.          Vertical Stabilizer.

            (a)         External skins between front and rear spars.

            (b)         Front and rear spars including stiffeners.

            (c) Attachment fittings between vertical stabilizer and body.

            (d)         Inspar ribs.

            (e) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

            (f) Support structure for rudder internal, fixed attachment and actuator.

            (g)         Rudder hinges and supporting ribs, excluding bearings.

4.          Horizontal Stabilizer.

            (a)         External skins between front and rear spars.

            (b)         Front and rear spars including splices and stiffeners.

            (c)         Inspar ribs.

            (d) Stabilizer splice fittings and pivot and screw support structure.

            (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

            (f) Support structure for elevator internal, fixed attachment and actuator.

            (g) Elevator hinges and supporting ribs, excluding bearings.

5.          Engine Strut.

            (a) Strut external surface skin and doublers and stiffeners.

            (b)         Internal strut chords, frames and bulkheads.

            (c)         Strut to wing fittings and diagonal brace.

            (d) Engine mount support fittings attached directly to strut structure.





                                   SLP1-3
P.A. No. 1980

            (e) For Aircraft equipped with General Electric or Pratt & Whitney engines only, the engine mounted support fittings.

6.          Main Landing Gear.

            (a)         Outer cylinder.

            (b)         Inner cylinder.

            (c) Upper and lower side strut, including spindles and universals.

            (d) Upper and lower drag strut, including spindles and universals.

            (e)         Orifice support tube.

            (f)         Downlock links including spindles and universals.

            (g)         Torsion links.

            (h)         Bogie beam.

            (i)         Axles.

            (j)         Steering crank arm.

            (k)         Steering rod.

7.          Nose Landing Gear.

            (a)         Outer cylinder.

            (b)         Inner cylinder, including axles.

            (c)         Orifice support tube.

            (d)         Upper and lower drag strut, including lock links.

            (e)         Steering plates and steering collar.

            (f)         Torsion links.

            (g)         Actuator support beam and hanger.





                                   SLP1-4
P.A. No. 1980

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.





                                   SLP1-5
P.A. No. 1980

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY
                                FOR GE90 ENGINES

                                    between

                               THE BOEING COMPANY

                                      and

                            AMERICAN AIRLINES, INC.


        Supplemental Exhibit EE1-A to Purchase Agreement Number 1980



                                    EE1-A
P.A. No. 1980

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY
                                FOR GE90 ENGINES

                                  relating to

                           BOEING MODEL 777 AIRCRAFT


1.          ENGINE ESCALATION.

(a) The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for GE90 engines and all accessories, equipment and parts provided by the engine manufacturer. The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

            P(e) =      (P(b) x  CPI  ) - P()b
                                ------
                                CPI(b)

(b)  The following definitions will apply herein:

            P(e) =                  Engine Price Adjustment

            P(b)  =                 Engine Price (per Aircraft), as set forth
                                    in Table 1 of the Purchase Agreement.

            CPI  =                  the Composite Price Index as determined in
                                    accordance with the formula below,
                                    utilizing values published by the Bureau of Labor Statistics, U.S. Department of Labor, where base year 1982 = 100.

            CPI =                   L + C + M + E

            L  =                    The Labor Index will be equal to 55% of 100
                                    times the quotient of the "Hourly Earnings of Aircraft Engines and Engine Parts
                                    Production Workers" SIC 3724 for the ninth month preceding the Scheduled Delivery
                                    Month of the Aircraft, divided by $11.16.

            C  =                    The Industrial Commodities Index will be
                                    equal to 10% of the Producer Price Index for "all commodities other than Farm and Foods," Code 3-15 associated with the ninth month prior to the Scheduled Delivery Month of the Aircraft.

            M   =                   The Metals and Metal Products Index will be
                                    equal to 25% of the Producer Price Index for "Metals and Metal Products," Code 10





                                   EE1-A-1

P.A. No. 1980
                                    associated with the ninth month prior to the Scheduled Delivery Month of the Aircraft.

            E  =                    The Fuel Index will be equal to 10% of the
                                    Producer Price Index for "Fuel and Related
                                    Products and Power," Code 5 associated with the ninth month prior to the Scheduled
                                    Delivery Month of the Aircraft.

            CPI(b) = The Base Year Index as set forth in Table 1 of the Purchase Agreement

The Engine Price Adjustment will not be made if it would result in a decrease in the Engine Base Price.

(c) The values of the Average Hourly Earnings and Producer Price Indices used will be those published for the specified month as of a date 30 days prior to the Scheduled Delivery Month of the Aircraft. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If, prior to the delivery of an Aircraft, the U.S. Department of Labor, Bureau of Labor Statistics (i) substantially revises the methodology used for the determination of any index to be used to determine the CPI factor (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above, General Electric Company (GE) agrees to meet jointly with Boeing and Customer (to the extent such parties may lawfully do so) to jointly select a substitute for the revised or discontinued data; such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. If such Engine Price escalation provisions, methodology or data publication are subsequently reinstated, Boeing will make adjustments consistent with the agreements defined in this Supplemental Exhibit EE1-A.

NOTE: The factor (CPI divided by CPIb ) by which the Engine Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth. Any rounding of a number, as required under this Supplemental Exhibit EE1-A with respect to escalation of the Engine Price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

2.          ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from GE the right to extend to Customer the provisions of GE's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE's Warranty as





                                   EE1-A-2

P.A. No. 1980
hereinafter set forth, and such Warranty shall apply to all GE90 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed, or hereafter execute, a General Terms Agreement, or other agreement for the support of the Engines, then the terms of that Agreement shall be substituted for and supersede the provisions of Sections 2.1 through 2.10, below and Sections 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor GE shall have any obligation arising therefrom. In consideration for Boeing's extension of the GE Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GE90 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges GE from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GE90 type Engines except as otherwise expressly assumed by GE in such GE Warranty, General Terms Agreement, or other agreement for the support of the Engines between Customer and GE and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

            2.1 Title. GE warrants that at the date of delivery, GE has legal title to and good and lawful right to sell its GE90 Type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

            2.2         Patents.

                        2.2.1 GE will handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Purchase Agreement constitutes an infringement of any patent of the United States, and will pay all damages and costs awarded therein against Customer. This paragraph will not apply to any product or any part manufactured to Customer's design or to the aircraft manufacturer's design. As to such product or part, GE assumes no liability for patent infringement.

                        2.2.2 GE's liability hereunder is conditioned upon Customer promptly notifying GE in writing and giving GE authority, information and assistance (at GE's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, GE will expeditiously, at its own expense and at its option, either (1) procure for Customer the rights to continue using said product or part; (2) replace the same with a satisfactory and noninfringing product or part; or (3) modify the same so it becomes satisfactory and noninfringing. The foregoing will constitute the sole remedy of Customer and the sole liability of GE for patent infringement.





                                   EE1-A-3

P.A. No. 1980

                        2.2.3 The above provisions also apply to products which are the same as those covered by this Purchase Agreement and are delivered to Customer as part of the installed equipment on GE90 powered Aircraft.

            2.3 Initial Warranty. GE warrants that GE90 Engine products will conform to GE's applicable specifications and will be free from defects in material and workmanship prior to Customer's initial use of such products.

            2.4         Warranty Pass-On.

                        2.4.1 If requested by Customer and agreed to by GE in writing, GE will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

                        2.4.2 Any warranties set forth herein will not be transferable to a third party, merging company or an acquiring entity of Customer.

                        2.4.3 In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with GE, the Warranties as set forth herein will apply to the Engines, Modules, and Parts.

            2.5         New Engine Warranty.

                        2.5.1 GE warrants each new Engine and Module against Failure for the initial 3500 Flight Hours as follows:

                                    A.          Parts Credit Allowance will be
granted for any Failed Parts.

                                    B.          Labor Allowance for
disassembly, reassembly, tests and Parts Repair of any new Engine part will be granted for replacement of Failed Parts.

                                    C.          Such Parts Credit Allowance,
test and Labor Allowance will be 100% from new to 3000 Flight Hours and decreasing pro rata from 100% at 3000 Flight Hours to zero percent at 3500 Flight Hours.

                        2.5.2 As an alternative to the above allowances, GE will upon request of Customer:

                                    A.          Arrange to have failed Engines
and Modules repaired as appropriate, at a facility designated by GE at no charge to Customer for the





                                   EE1-A-4

P.A. No. 1980
first 3000 Flight Hours and at a charge to Customer increasing pro rata from zero percent of GE's repair costs at 3000 Flight Hours to 100% of such GE repair costs at 3500 Flight Hours.

                                    B.          Transportation to and from the
designated facility shall be at Customer's expense.

            2.6 New Parts Warranty. In addition to the warranty granted for new Engines and Modules GE warrants Engine and Module Parts as follows:

                        2.6.1 During the first 2000 Flight Hours for such Parts and Expendable Parts, GE will grant 100% Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

                        2.6.2 GE will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at 2000 Flight Hours Part Time to zero percent at the applicable hours designated in the Table below:





                                   EE1-A-5

P.A. No. 1980

                           GE90 Warranty Parts List*

                                               FLIGHT HOURS
                                        ----------------------------
                                        3000   4000     8000   15000
                                        ----   ----     ----   -----
Fan Rotor
---------
Blade, 1st Stage                         X
Blade, Booster Stages 2-4                X
Disk, 1st Stage                                                  X
Spool, Booster Stages                                            X
Forward Fan Shaft                                                X
Spinner                                  X
Mid-shaft                                                        X

Fan Stator
----------
Casing incl. Containment                                 X
Stator Vane Stages                       X
Booster Cases                                   X
Outlet Guide Vane (OGV), Support                X
Noise Attenuation Panels                        X
Bleed Valve System                       X
Aft Case                                                 X

Compressor Rotor
----------------
Blades                                   X
Disks and Spools                                                 X
Shaft, Aft                                                       X

Compressor Stator
-----------------
Case                                                     X
Shrouds                                  X
Vanes                                    X
Variable Stator Actuating Rings          X

Combustor
---------
Inner/Outer Liners & Dome                X

HPT Rotor
---------
Blades                                          X
Retaining Rings                          X
Shaft, Forward and Aft                                           X
Disks                                                            X
Thermal Shield                           X
Spacer/Impeller                                                  X

*Warranty Parts List may change




                                    EE1-A-6

P.A. No. 1980

                                                                      FLIGHT HOURS
                                                     ----------------------------------------------
                                                     3000          4000          8000         15000
                                                     ----          ----          ----         -----
HPT Stator
----------
Vane Assemblies                                                     X
Vane Support                                                        X
Interstage Seal                                       X
Shrouds                                               X
Shroud Support                                                      X

LPT Rotor
---------
Blades                                                X
Interstage Seals                                      X
Disks                                                                                           X
LP Shaft                                                                                        X

LPT Stator
----------
Case                                                                              X
Vane Assemblies                                       X
Interstage Seals                                      X
Shrouds                                               X

Fan Frame
---------
Mid Frame and Struts                                                X
All Supports                                                        X
Fwd. Engine Mount                                                   X
Fairings                                                            X

Compressor Rear Frame
---------------------
Case                                                                              X
"B" Sump                                                            X
                                                      X
Condition Monitoring Equipment
------------------------------

Turbine Rear Frame
------------------
Frame                                                                             X
Liner                                                               X
Bearing Supports                                                    X
"C/D" Sump                                                          X
                                                                    X
Main Engine Bearings
--------------------

Gearboxes
---------
Cases                                                               X
Shafts, Drive                                                       X
Gears                                                               X
Bearings                                                            X
Plug-in Adapters                                                    X

*Warranty Parts List may change





                                    EE1-A-7

P.A. No. 1980

                                                                      FLIGHT HOURS
                                                     ----------------------------------------------
                                                     3000          4000          8000         15000
                                                     ----          ----          ----         -----
Rotor Tubes and Baffles                               X
-----------------------
                                                      X
Sump Air and Oil Seals
----------------------
Oil Tank                                              X

Controls & Accessories-Engine
-----------------------------
Lube Pump                                             X
Scavenge Pump                                         X
Scavenge Filter                                       X
Fuel/Oil Heat Exchanger                               X
Main Fuel Pump                                        X
Fuel Filter                                           X
Pressurizing Valve                                    X
Hydro Mechanical Unit                                 X
Compressor Inlet Temperature Sensor                   X
Variable Stator Actuator                              X
Thermocouple Harness                                  X
Tachometer Generator-Fan                              X
Anti-Icing Valve                                      X
Ignition Unit                                         X
Electronic Control Unit                               X
Fuel Nozzle                                           X
Power Alternator                                      X

*  Warranty Parts List may change





                                    EE1-A-8

P.A. No. 1980

            2.7         Ultimate Life Warranty.

            2.7.1       GE warrants Ultimate Life limits on the following parts:

                        Fan Rotor

                        Disk, Stage 1
                        Spool, Booster Stages 2-4
                        Fan-Shaft, Forward
                        Fan-Shaft, Aft

                        Compressor Rotor

                        Disk Shaft, Forward
                        Spool Stages 2-6
                        Disk, Stage 7
                        Spool Shaft, Stage 8-10

                        High Pressure Turbine Rotor

                        Disk Shaft, Stage 1
                        Disk Shaft, Stage 2

                        Low Pressure Turbine Rotor

                        Disks, Stage 1-6
                        Shaft, Cone
                        Shaft, Forward

                        2.7.2 GE will grant a pro rata Parts Credit Allowance of 100% when new to 10,000 Flight Cycles, and a credit allowance decreasing pro rata from 100% at 10,000 Flight Cycles to zero percent at 15,000 Flight Cycles. Credit will be granted only when such Parts are permanently removed from service by a GE or U.S. Government imposed Ultimate Life Limitation of less than 15,000 Flight Cycles.

            2.8         Campaign Change Warranty.

                        2.8.1 A campaign change will be declared by GE when a new Part design introduction, Part modification, Part inspection, or premature replacement of an Engine or Module is required by a time compliance (specific date) GE Service Bulletin. Campaign change may also be declared for GE Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. GE will grant the following Parts Credit
Allowances:





                                    EE1-A-9

P.A. No. 1980

                        Engines and Modules

                        (1) 100% for Parts in inventory or removed from service when new or with 3000 Flight Hours or less total Part Time.

                        (2) Pro rata for Parts in inventory or removed from service decreasing pro rata from 100% at 3000 Flight Hours to 50% at 3500 Flight Hours.

                        (3) 50% for Parts in inventory or removed from service with over 3500 Flight Hours since new, regardless of warranty status.

                        2.8.2 Labor Allowance - GE will grant 100% Labor Allowance for disassembly, reassembly, modification, testing, or inspection of GE-supplied Engines, Modules or Parts therefor when such action is required to comply with a mandatory time compliance (specific date) GE Service Bulletin. A Labor Allowance will be granted by GE for other GE issued Service Bulletins if so specified in such Service Bulletins.

                        2.8.3 Life Controlled Rotating Parts retired by Ultimate Life limits are excluded from Campaign Change Warranty.

            2.9 Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF GE WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL GE'S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

            2.10        Indemnity and Contribution.

                        2.10.1 IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, SECTION 2.9 ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD GE HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF GE, WHETHER ACTIVE, PASSIVE OR IMPUTED.

                        2.10.2      CUSTOMER SHALL INDEMNIFY AND HOLD GE





                                    EE1-A-10

P.A. No. 1980

HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY GE EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY, BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST GE. CUSTOMER'S OBLIGATION TO INDEMNIFY GE HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS GE IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGMENT IN AN ACTION OR PROCEEDING IN WHICH GE WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER'S LIABILITY IS OTHERWISE LIMITED.

3.          SEPARATE AGREEMENT.

            Notwithstanding anything to the contrary in Section 2 above, all of the terms and conditions of Section 2 shall be deemed null and void and of no force or effect upon written notice to Boeing from Customer that Customer has entered into a General Terms Agreement or other agreement for the Support of the Engines directly with GE. Such notice will specifically reference this Section.





                                    EE1-A-11

P.A. No. 1980

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY
                               FOR RB211 ENGINES

                                    between

                               THE BOEING COMPANY

                                      and

                            AMERICAN AIRLINES, INC.


          Supplemental Exhibit EE1-B to Purchase Agreement Number 1980





                                    EE1-B
P.A. No. 1980

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY
                               FOR RB211 ENGINES

                                  relating to

                           BOEING MODEL 777 AIRCRAFT


1.          ENGINE ESCALATION.

            (a) The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for Rolls-Royce plc RB211 Trent series engines and all accessories, equipment and parts provided by the engine manufacturer. The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

            P(e) =      (P(b) + F) (L(Q) + M(Q) + E(Q)) - P(b)

            (b)         The following definitions will apply herein:

            P(e) =      Engine Price Adjustment

            P(b)  =     Engine Price (per Aircraft), as set forth in Table 1 of
                        the Purchase Agreement.

            F     =     0.005(N)(P(b)), where N = the calendar year of scheduled
                        Engine delivery minus the Price Base Year set forth in Table 1 of the Purchase Agreement. For this calculation, Engine delivery is assumed to be 3 months prior to the Scheduled Delivery Month of the Aircraft.

            L(Q), M(Q) and E(Q) are quotients obtained by dividing the index number shown in the actual data in accordance with the formula below. The index values utilized in the formula will be the arithmetic average of the numbers shown in the actual data for the 16th, 15th, and 14th month prior to the Scheduled Delivery Month of the Aircraft divided by the arithmetic average of the numbers shown in the actual data for the 16th, 15th, and 14th month prior to the Price Base Year month set forth in Table 1 of the Purchase Agreement.

            L(Q)  =     The Labor Index will be equal to 60% of the quotient
            obtained from "Hourly Earnings of Aircraft Engines and Engine Parts Production Workers" SIC 3724.





                                   EE1-B-1
P.A. No. 1980

            M(Q)  =     The Materials Index will be equal to 30% of the
                        quotient obtained from "Producer Price Index - Code 10,
                        Metals and Metal Products".

            E(Q)  =     The Fuel Index will be equal to 10% of the quotient
                        obtained from "Producer Price Index - Code 5, Fuels and
                        Related Products and Power".

The Engine Price Adjustment will not be made if it would result in a decrease in the Engine Base Price.

            (c) The values of the Average Hourly Earnings and Producer Price Indices used will be those published for the specified months as of a date 30 days prior to the Scheduled Delivery Month of the Aircraft. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

            (d) If, prior to the delivery of an Aircraft, the Bureau of Labor Statistics substantially revises the methodology used for the determination of any index to be used to determine the LQ, MQ or EQ values (in contrast to benchmark adjustments or other corrections of previously released indices), or for any reason has not released indices needed to determine the applicable Engine Price Adjustment, Boeing, Customer and Rolls-Royce plc will, prior to the delivery of such Aircraft, jointly select a substitute index from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute index will result in the same adjustment, insofar as possible, as would have been achieved by continuing to use the original index as such index may have fluctuated during the applicable time period had such index not been revised or discontinued. However, if after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing indices without revision in methodology for the months needed to determine the Engine Price Adjustment, such indices will be used to determine any increase or decrease in the Engine Price Adjustment from that determined at the time of delivery of the Aircraft. Boeing will make any such adjustments in a manner consistent with the agreements defined in this Supplemental Exhibit EE1-B.

NOTE: The factors by which the Engine Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth. Any rounding of a number, as required under this Supplemental Exhibit EE1-B with respect to escalation of the Engine Price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.





                                   EE1-B-2
P.A. No. 1980

2.          ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

            2.1 Boeing has obtained from Rolls-Royce plc the right to extend to Customer the provisions of Rolls-Royce plc's Warranty Agreement (herein referred to as the "Warranty"); subject, however, to Customer's acceptance of the conditions set forth therein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of the Warranty, and such Warranty shall apply to all RB211 Trent Type Engine(s) (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and Rolls-Royce plc have executed a General Terms Agreement or other agreement for the support of the Engines, then the terms of that agreement shall be substituted for and supersede the provisions of the Warranty and the Warranty shall be of no force or effect and neither Boeing nor Rolls-Royce plc shall have any obligation arising therefrom. In consideration for Boeing's extension of the Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such RB211 Trent Engine(s) and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges Rolls-Royce plc from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such RB211 Trent Type Engine(s) except as otherwise expressly assumed by Rolls-Royce plc in such Warranty or General Terms Agreement or other agreement for the support of the Engines between Customer and Rolls-Royce plc, and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

            The Rolls-Royce plc Warranty is set forth in Exhibit C to the RB211 Trent Type Engine Purchase Contract dated May 31, 1990 between Rolls-Royce plc and Boeing. Copies of the Rolls-Royce plc Warranty shall be provided to Customer by Boeing upon request.

            2.2 Notwithstanding anything to the contrary in Section 2.1, all of the terms and conditions of Section 2.1 shall be deemed null and void and of no force or effect upon written notice to Boeing from Customer that Customer has entered into a General Terms Agreement or other agreement for the support of the Engines directly with Rolls-Royce plc. Such notice shall specifically reference this Section 2.





                                   EE1-B-3

6-1162-AKP-070


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:         Miscellaneous Commitments for Model 737, 757, 767 and 777
                 Aircraft

Reference:       Purchase Agreement Nos. 1977, 1978, 1979, and 1980
                 (collectively, the Purchase Agreements) between The Boeing
                 Company and American Airlines, Inc. relating to Model 737,
                 757, 767 and 777 aircraft, respectively


This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements each Purchase Agreement. All capitalized terms used herein but not otherwise defined in this Letter Agreement have the same meaning as in the applicable Purchase Agreement.

For ease of reference, a "Table of Contents" has been added as Attachment A to this Letter Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

7.          CONFIDENTIAL TREATMENT.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or the applicable Purchase Agreement.



P.A. Nos. 1977, 1978, 1979 and 1980

American Airlines, Inc.
6-1162-AKP-070  Page 2



Very truly yours,

THE BOEING COMPANY



By
  ----------------------------------------------

Its            Attorney-In-Fact
   ---------------------------------------------


ACCEPTED AND AGREED TO this

Date:                                     , 1997
      ------------------------------------

AMERICAN AIRLINES, INC.



By
  ----------------------------------------------

Its
   ---------------------------------------------


Attachment A -          Table of Contents
Attachment B -          [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
                        WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                        A REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment C -          [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
                        WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                        A REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment D -          [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
                        WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                        A REQUEST FOR CONFIDENTIAL TREATMENT.]




P.A. Nos. 1977, 1978, 1979 and 1980

Attachment A to
6-1162-AKP-070  Page 1



                               TABLE OF CONTENTS

    SUBJECT                                 PARAGRAPH
    -------                                 ---------

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. Nos. 1977, 1978, 1979 and 1980

Attachment B to
6-1162-AKP-070   Page 1



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. Nos. 1977, 1978, 1979 and 1980

Attachment C to
6-1162-AKP-070   Page 1




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. Nos. 1977, 1978, 1979 and 1980

Attachment D to
6-1162-AKP-070   Page 1




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. Nos. 1977, 1978, 1979 and 1980

6-1162-AKP-071


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:    Purchase Agreement Nos. 1977, 1978, 1979 and 1980 (collectively, the Purchase Agreements) between The Boeing Company and American
              Airlines, Inc. relating to Model 737, 757, 767 and 777 aircraft, respectively


This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements each Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

5.      Confidential Treatment.

        Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreements.


P.A. Nos. 1977, 1978, 1979, and 1980

American Airlines, Inc.
6-1162-AKP-071 Page 2


Very truly yours,

THE BOEING COMPANY



By
   --------------------------

Its    Attorney-In-Fact
    -------------------------


ACCEPTED AND AGREED TO this

Date:                         , 1997
      -----------------------

AMERICAN AIRLINES, INC.



By
   --------------------------

Its
    -------------------------






P.A. Nos. 1977, 1978, 1979, and 1980

6-1162-AKP-072


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:    Purchase Agreement Nos. 1977, 1978, 1979 and 1980 (the Purchase
              Agreements) between The Boeing Company and American Airlines, Inc.
              relating to Model 737, 757, 767 and 777 aircraft, respectively

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreements referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the applicable Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

11.     Confidential Treatment.

        Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreements.


P.A. Nos. 1977, 1978, 1979 and 1980

American Airlines, Inc.
6-1162-AKP-072 Page 2


Very truly yours,

THE BOEING COMPANY



By
   ------------------------------

Its        Attorney-In-Fact
    -----------------------------


ACCEPTED AND AGREED TO this

Date:                              , 1997
      ---------------------------

AMERICAN AIRLINES, INC.



By
   ------------------------------

Its
    -----------------------------







Attachment A:   [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                CONFIDENTIAL TREATMENT.]
Attachment B:   [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                CONFIDENTIAL TREATMENT.]
Attachment C:   [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                CONFIDENTIAL TREATMENT.]




P.A. Nos. 1977, 1978, 1979 and 1980

Attachment A to
6-1162-AKP- 072
Page 1


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]






P.A. Nos. 1977, 1978, 1979 and 1980

Attachment B to
6-1162-AKP- 072
Page 1


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]








P.A. Nos. 1977, 1978, 1979 and 1980

Attachment C to
6-1162-AKP- 072
Page 1


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. Nos. 1977, 1978, 1979 and 1980

6-1162-AKP-073


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:    Purchase Agreement Nos. 1977, 1978, 1979, and 1980 (collectively, the Purchase Agreements) between The Boeing Company and American
              Airlines, Inc. relating to Model 737, 757, 767 and 777 Aircraft, respectively


        This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements each Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings assigned thereto in Exhibit C to the applicable Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


P.A. Nos. 1977, 1978, 1979 and 1980

American Airlines, Inc.
6-1162-AKP- 073  Page 2




Very truly yours,

THE BOEING COMPANY



By
   -------------------------------

Its       Attorney-In-Fact
    ------------------------------

ACCEPTED AND AGREED TO this

Date:                              , 1997
      ----------------------------

AMERICAN AIRLINES, INC.



By
   -------------------------------

Its
    ------------------------------



P.A. Nos. 1977, 1978, 1979 and 1980

6-1162-AKP-074


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616



Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:    Purchase Agreement No. 1977 between The Boeing Company and
              American Airlines, Inc. relating to Model 737-823 Aircraft

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

4.         Confidential Treatment.

           Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement


P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-074  Page 2


or any information contained herein to any other person or entity, except as provided in this Letter Agreement or the Purchase Agreement.


Very truly yours,

THE BOEING COMPANY



By
    ------------------------------

Its      Attorney-In-Fact
    ------------------------------

ACCEPTED AND AGREED TO this

Date:                               , 1997
      ----------------------------

AMERICAN AIRLINES, INC.



By
    ------------------------------

Its
    ------------------------------



P.A. No. 1977

6-1162-AKP-075



American Airlines, Inc.
P.O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:     Purchase Agreement No. 1977 between The Boeing Company and
               American Airlines, Inc. relating to Model 737-823 Aircraft


This letter agreement ("Letter Agreement") is entered into on the date below and constitutes a part of the above-referenced Purchase Agreement, as the same may hereafter be amended, modified or supplemented and including, without limitation, as part thereof the exhibits, appendices, schedules, attachments and letter agreements thereto (the "737-823 Purchase Agreement").

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

         11. CONFIDENTIAL TREATMENT. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this



P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-075 Page 2


Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Applicable Purchase Agreements.


Very truly yours,

THE BOEING COMPANY



By
   ------------------------------------------

Its            Attorney-In-Fact
   ------------------------------------------

ACCEPTED AND AGREED TO this

Date:                                  , 1997
      ---------------------------------

AMERICAN AIRLINES, INC.



By
   ------------------------------------------

Its
   ------------------------------------------

Attachment A:     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.]
Attachment B:     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.]
Attachment C:     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.]
Attachment D:     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.]
Attachment E:     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT.]





P.A. No. 1977

                               ATTACHMENT A-1 TO
                        LETTER AGREEMENT 6-1162-AKP-075


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                               ATTACHMENT A-2 TO
                        LETTER AGREEMENT 6-1162-AKP-075


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                               ATTACHMENT A-3 to
                        LETTER AGREEMENT 6-1162-AKP-075


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                                 ATTACHMENT B TO
                   LETTER AGREEMENT 6-1162-AKP-075 (MODEL 737)


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                                 ATTACHMENT C TO
                   LETTER AGREEMENT 6-1162-AKP-075 (MODEL 737)


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Attachment D to
6-1162-AKP-075  Page 1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]







P.A. No. 1977

Attachment E to
6-1162-AKP-075  Page 1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]









P.A. No. 1977

6-1162-AKP-076


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:         Aircraft Performance Guarantees

Reference:       Purchase Agreement No. 1977 between The Boeing Company and
                 American Airlines, Inc. relating to Model 737-823 Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

1.           Aircraft Performance Guarantees.

             The only Performance Guarantees applicable to the Aircraft are those set forth in Attachment A hereto. Such Performance Guarantees are exclusive and will expire upon delivery of the Aircraft to Customer.

2.           Confidential Treatment.

             Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement


P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-076     Page 2


or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.


Very truly yours,

THE BOEING COMPANY



By
    -----------------------------------

Its            Attorney-In-Fact
    -----------------------------------


ACCEPTED AND AGREED TO this

Date:                            , 1997
     ----------------------------

AMERICAN AIRLINES, INC.



By
    -----------------------------------

Its
    -----------------------------------

Attachment



P.A. No. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 1


                      MODEL 737-800 PERFORMANCE GUARANTEES


                     SECTION                     CONTENTS

                        1           AIRCRAFT MODEL APPLICABILITY

                        2           FLIGHT PERFORMANCE

                        3           MANUFACTURER'S EMPTY WEIGHT

                        4           LOADABILITY GUARANTEE

                        5           SOUND LEVELS

                        6           FUEL CAPACITY

                        7           OPERATION AT LAGUARDIA

                        8           AIRCRAFT CONFIGURATION

                        9           GUARANTEE CONDITIONS

                        10          GUARANTEE COMPLIANCE

                        11          EXCLUSIVE GUARANTEES




P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 2


1                 AIRCRAFT  MODEL  APPLICABILITY

                  The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-800 Aircraft with a maximum takeoff weight of at least 172,500 pounds, a maximum landing weight of 144,000 pounds, and a maximum zero fuel weight of 136,000 pounds, and equipped with Boeing furnished CFM56-7B26 engines.


2                 FLIGHT  PERFORMANCE

2.1               TAKEOFF

2.1.1 The FAA approved takeoff field length at a gross weight at the start of the ground roll of 172,500 pounds, at a temperature of 86(degree)F, at a sea level altitude, an alternate forward center of gravity location of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

                         NOMINAL:                      7,450  Feet
                         TOLERANCE:                     +700  Feet
                         GUARANTEE:                    8,150  Feet

2.1.2 The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 95(degree)F, at an altitude of 603 feet, from a 13,400 foot runway, with an alternate forward center of gravity location of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:


                         GUARANTEE:                  172,500  Pounds

2.1.3 The FAA approved takeoff gross weight at the start of ground roll, at a temperature of 86(degree)F, at an altitude of 6,185 feet, from a 11,021 foot runway, a 1.20 percent downhill runway slope, and satisfying the conditions defined below, with an alternate forward center of gravity location of 15 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:



P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 3

                         NOMINAL:                    154,550  Pounds
                         TOLERANCE:                   -2,650  Pounds
                         GUARANTEE:                  151,900  Pounds

2.2               LANDING

2.2.1 The operational landing field length in still air at a gross weight of 144,000 pounds, at a sea level altitude, on a standard day, using an FAA approved flap setting, and satisfying the conditions and operating rules defined below, shall not be more than the following guarantee value:

                         NOMINAL:                      4,850  Feet
                         TOLERANCE:                     +500  Feet
                         GUARANTEE:                    5,350  Feet

                  Conditions and operating rules:

                           The operational landing field length is defined as 115 percent of the horizontal distance from 50 feet altitude to a complete stop.

                           The approach speed will be VREF+5 KEAS.

                           The air time from 50 feet altitude to main gear touchdown will be 4.36 seconds.

                           The speed at 50 feet altitude will be defined as the approach speed. The speed at main gear touchdown will be 98.2 percent of the speed at 50 feet altitude. The speed at brake application will be 96.9 percent of the speed at main gear touchdown.

                           The time delays from main gear touchdown will be as follows:

                               Spoiler actuation               1 second
                               Brake application               1 second
                               Reverse thrust selection        2 seconds
                               Reversers deployed              4 seconds

                           The runway condition is wet. The wet runway braking coefficient of friction is defined to be 0.200.



P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 4



                           The airplane is in the landing configuration throughout.

                           Reverse thrust application will be consistent with operating instructions provided by Boeing to the Customer. Reverse thrust operation with these instructions shall not exceed engine operating limitations provided by the engine manufacturer to Boeing.

2.2.2 The FAA approved approach and landing climb limited gross weight at a temperature of 95(degree)F,and at an altitude of 5,400 feet, shall not be less than the following guarantee value:

                         GUARANTEE:                  144,000  Pounds

2.3               CROSSWIND

                  The FAA approved maximum demonstrated crosswind component for takeoff and landing measured at a 10 meter height above the runway, shall not be less than the following guarantee value:

                         GUARANTEE                    35  Knots

2.4               SPEED

                  The level flight speed at a gross weight of 160,000 pounds on a standard day at an altitude of 35,000 feet and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

                         NOMINAL:                     467  KTAS
                         TOLERANCE:                   -10  KTAS
                         GUARANTEE:                   457  KTAS

2.5               ALTITUDE CAPABILITY - ALL ENGINES OPERATING

                  The altitude capability at a gross weight of 167,000 pounds, representative of the gross weight after takeoff from sea level at 172,500 pounds on an ISA+10(degree)C day, at 0.78 Mach number, and satisfying the conditions defined below, shall not be less than the following guarantee value:



P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 5


                         NOMINAL:                     35,300  Feet
                         TOLERANCE:                   -1,100  Feet
                         GUARANTEE:                   34,200  Feet


P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 6


                  Conditions:

                  1) The Aircraft shall be capable of maintaining level cruising flight using not more than maximum cruise thrust.

                  2) The Aircraft shall be capable of maintaining a rate of climb of 300 feet per minute using not more than maximum climb thrust.

                  3) The Aircraft shall be capable of at least a 1.3 g maneuver load factor at buffet onset.

2.6               ENROUTE ONE ENGINE INOPERATIVE

                  The horizontal distance covered during 120 minutes of flight with one engine inoperative from an initial altitude of 35,000 feet while descending to an altitude which is not less than 5,000 feet, at an initial gross weight of 160,000 pounds, on an ISA+15(degree)C day, using not more than maximum continuous thrust, and following the conditions and operating rules defined below, shall not be less than the following guarantee value:

                         NOMINAL:                    831  Nautical Miles
                         TOLERANCE:                  -31  Nautical Miles
                         GUARANTEE:                  800  Nautical Miles

                  Conditions and operating rules:

                           The Aircraft descends from the initial altitude at
                           0.78 Mach number until 340 KCAS is reached.

                           The Aircraft speed is 340 KCAS thereafter for the remainder of the 120 minute time period.

                           The Aircraft levels off and continues flight at the maximum altitude for level flight with one engine inoperative.



P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 7



2.7               MISSION

2.7.1             MISSION BLOCK FUEL

                  The block fuel for a stage length of 799 nautical miles in still air with a 33,660 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

                         NOMINAL:                     11,730  Pounds
                         TOLERANCE:                     +350  Pounds
                         GUARANTEE:                   12,080  Pounds

                  Conditions and operating rules:

          Stage Length:   The stage length is defined as the sum of the
                          distances for the climbout maneuver, climb, cruise, and descent.

          Block Fuel:     The block fuel is defined as the sum of the fuel
                          used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

          Takeoff:        The airport altitude is sea level.

                          The takeoff gross weight is not limited by the airport conditions.

          Climbout        Following the takeoff to 35 feet, the Aircraft
          Maneuver:       accelerates to 250 KCAS while climbing to 1,500 feet
                          above the departure airport altitude and retracting flaps and landing gear.

          Climb: The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.


                          The Aircraft then accelerates at a rate of climb of 500 feet per minute to a climb speed of 280 KCAS.

                          The climb continues at 280 KCAS until 0.78 Mach number is reached.

P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 8



                          The climb continues at 0.78 Mach number to the initial cruise altitude.

                          The temperature is standard day during climb.

                          Maximum climb thrust is used during climb.

          Cruise:         The Aircraft cruises at 0.78 Mach number.

                          The initial cruise altitude is 35,000 feet.

                          A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

                          The temperature is standard day during cruise.

                          The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

          Descent: The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

                          Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level. The temperature is standard day during descent.

          Approach        The Aircraft decelerates to the final approach speed
          and Landing     while extending landing gear and flaps, then descends
          Maneuver:       and lands.

                          The destination is a sea level airport.


P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 9




          Fixed           For the purpose of this guarantee and for the purpose
          Allowances:     of establishing compliance with this guarantee, the
                          following shall be used as fixed quantities and allowances:

                          Taxi-out:

                                   Fuel                  375  Pounds
                                   Time                0.250  Hours

                          Takeoff and Climbout Maneuver:

                                   Fuel                  515  Pounds
                                   Distance              3.8  Nautical Miles

                          Approach and Landing Maneuver:

                                   Fuel                  230  Pounds

                          Taxi-in (shall be consumed from the reserve fuel):

                                   Fuel                  200  Pounds
                                   Time                0.133  Hours

                          Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] Pounds

                          [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 10



2.7.2             MISSION  PAYLOAD

                  The payload for a stage length of 2,722 nautical miles in still air (equivalent to a distance of 2,239 nautical miles with an 80 knot headwind, representative of a New York to Los Angeles route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

                         NOMINAL:                     # Pounds
                         TOLERANCE:                   # Pounds
                         GUARANTEE:                   # Pounds

                  ----------
                  # [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                  Conditions and operating rules:

          Stage           The stage length is defined as the sum of the
          Length:         distances for the climbout maneuver, climb, cruise,
                          and descent.

          Takeoff:        The airport altitude is 13 feet.

                          The airport temperature is 45(degree)F.

                          The runway length is 14,574 feet.

                          The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

                                               Distance                Height

                                   1.         1,040 Feet               16 Feet
                                   2.         2,080 Feet               66 Feet
                                   3.         13,249 Feet             203 Feet

                          An Aircraft center of gravity location of 15 percent of the mean aerodynamic chord.

                          Maximum takeoff thrust is used for the takeoff.

                          The takeoff gross weight shall conform to FAA Regulations.



P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 11



          Climbout        Following the takeoff to 35 feet, the Aircraft
          Maneuver:       accelerates to 250 KCAS while climbing to 1,500 feet
                          above the departure airport altitude and retracting flaps and landing gear.

          Climb: The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

                          The Aircraft then accelerates at a rate of climb of 500 feet per minute to a climb speed of 280 KCAS.

                          The climb continues at 280 KCAS until 0.78 Mach number is reached.

                          The climb continues at 0.78 Mach number to the initial cruise altitude.

                          The temperature is standard day during climb.

                          Maximum climb thrust is used during climb.

          Cruise:         The Aircraft cruises at 0.78 Mach number.

                          The initial cruise altitude is 31,000 feet.

                          A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

                          The temperature is standard day during cruise.

                          The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.



P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 12




          Descent: The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

                          Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

                          The temperature is standard day during descent.

          Approach        The Aircraft decelerates to the final approach speed
          and Landing     while extending landing gear and flaps, then descends
          Maneuver:       and lands.

                          The destination airport altitude is 126 feet.

          Fixed           For the purpose of this guarantee and for the purpose
          Allowances:     of establishing compliance with this guarantee, the
                          following shall be used as fixed quantities and allowances:

                          Taxi-out:

                                   Fuel                  375  Pounds
                                   Time                0.250  Hours

                          Takeoff and Climbout Maneuver:

                                   Fuel                  590  Pounds
                                   Distance              4.3  Nautical Miles

                          Approach and Landing Maneuver:

                                   Fuel                  230  Pounds

                          Taxi-in (shall be consumed from the reserve fuel):

                                   Fuel                  200  Pounds
                                   Time                0.133  Hours

                          Usable reserve fuel remaining upon completion of the approach and landing maneuver: 7,770 Pounds



P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 13



                          [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

     2.7.3         MISSION BLOCK FUEL

                  The block fuel for a stage length of 2,722 nautical miles in still air (equivalent to a distance of 2,239 nautical miles with an 80 knot headwind, representative of a New York to Los Angeles route) with a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

                          [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                  Conditions and operating rules are the same as Paragraph 2.7.2 except as follows:

          Block Fuel:     The block fuel is defined as the sum of the fuel
                          used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

          Takeoff:        The airport altitude is 13 feet.

                          The takeoff gross weight is not limited by the airport conditions.

          Fixed           For the purpose of this guarantee and for the purpose
          Allowances:     of establishing compliance with this guarantee, the
                          following shall be used as fixed quantities and allowances:



P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 14



                          Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] Pounds

2.7.4             OPERATIONAL  EMPTY  WEIGHT  BASIS

                  The Operational Empty Weight (OEW) derived in Paragraph 2.7.5 is the basis for the mission guarantees of Paragraphs 2.7.1 through 2.7.3.



P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 15



2.7.5             737-800 WEIGHT SUMMARY - AMERICAN AIRLINES

                                                                       Pounds
                                                                       ------
Standard Model Specification MEW                                       84,850
     Configuration Specification D6-38808 Rev. F
          dated  March 8, 1996
     175 (0 FC/175 TC)  Passengers
     CFM56-7  Engines
     156,000 Pounds (70,760 kg.) Maximum Taxi Weight
     6,878 U.S. Gallons (26,036 l.) Fuel Capacity

   Customer Requested Changes:


      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                                             Quantity   Pounds    Pounds

*Seat Weight Included:                                             #

      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

-----------
# [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. 1977

Attachment A to Letter Agreement
No. 6-1162-AKP-076
CFM56-7B26 Engines
Page 16



2.7.6             STANDARD AND OPERATIONAL ITEMS ALLOWANCE

                                                         Quantity         Pounds        Pounds        Pounds

Standard Items Allowance                                                                               1,633

   Unusable Fuel                                                                           157
   Oil                                                                       152
   Oxygen Equipment                                                                         30
      Passenger Portable                                        3             27
      Crew Masks                                                               3
   Miscellaneous Equipment                                                                   6
      Crash Axe 1                                               2
      Flashlights                                               4              4
   Galley Structure & Fixed Inserts                                                      1,288


Operational Items Allowance                                                                                #

   Crew and Crew Baggage                                                                 1,050
      Flight Crew                                               2            340
      Cabin Crew                                                4            540
      Baggage   6                                             120
      Briefcases                                                1             50
   Catering Allowance (1 Meal)                                                               #
      First Class                                               #              #
      Economy Class                                             #              #
   Passenger Service Equipment                                                             592
   Potable Water - 60 Gallons                                                              512
   Waste Tank Disinfectant                                                                  50
   Emergency Equipment                                                                     173
      Escape Slides                                             4            173

Total Standard and Operational Items Allowance                                                             #

-----------
# [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



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2.7.7             AMERICAN AIRLINES LOPA 737-800 LOPS-378-0430


                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


3                 MANUFACTURER'S EMPTY WEIGHT

                  The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 3-60-00 of Detail Specification D6-38808-69 plus two percent.


4                 LOADABILITY GUARANTEE

4.1 Using the passenger seating and cargo/baggage loading assumptions defined below, and with operating items of weight and location specified in the Detail Specification, subject to limitations on total load set by the maximum design weights in said Detail Specification, as well as increases in maximum design weights that may be necessary to permit compliance with the Flight Performance and Sound Level guarantees of Sections 2 and 5, the airplane center of gravity shall be within certified limits for takeoff, flight and landing with the following loads. These loads may be adjusted to account for the effect on center of gravity of (1) Specification changes,
                  (2) Changes required to obtain certification, and (3) Variation in actual weights from the



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                  allowances provided in Appendix IV of the Detail
                  Specification.

                  a. Any number of passengers from zero to maximum in the first class compartment, plus,

                  b. Any number of passengers from zero to maximum in the coach compartment, plus,

                  c. Thirty Five pounds baggage per passenger evenly distributed about one location for the two passenger seating cases described below which may be the centroid of either the forward cargo hold, or the constant section of the aft cargo hold (but not both) as required to maintain the center of gravity within the certified limits, plus,

                  d. Any quantity of cargo up to 10,000 pounds, to be distributed as required about the centroids of the forward and/or aft cargo holds, plus,

                  e. Any quantity of fuel from zero pounds to the maximum tank capacity, except that for takeoff, fuel quantity of less than 5,000 pounds need not be assumed.

4.2 The following two passenger seating cases shall be covered, with window seats occupied first, aisle seats second, and remaining seats last:

                  a. Passengers in the coach compartment loading from rear to front, followed by passengers in the first class compartment loading from rear to front.

                  b. Passengers in the first class compartment loading from front to rear, followed by passengers in the coach compartment loading from front to rear.

4.3 FAR allowances shall be made for adverse passenger and crew movement in flight and for gear and flap retraction and extension, as appropriate. Passengers and carry on baggage are assumed to weigh 185 pounds each. Baggage and cargo stowage density is assumed throughout to be 10 pounds per cubic foot.




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4.4               These loading conditions of Paragraphs 4.1, 4.2 and 4.3 will result in a zero fuel center of gravity position not forward of 10 percent mean aerodynamic chord, nor aft of 30 percent mean aerodynamic chord.

4.5 The addition of fuel loads in excess of 10,000 pounds to the zero fuel weights consistent with the nominal payloads of Paragraphs 2.7.2 loaded according to the procedures of Paragraphs 4.1, 4.2, and 4.3, will result in an average mission center of gravity not forward of 20 percent mean aerodynamic chord, nor aft of 30 percent mean aerodynamic chord.

4.6 No limitations on total load, or unusual or restrictive procedures for, or sequences of, loading of passengers, baggage, cargo or fuel will be required solely to prevent the nose wheel vertical reaction diminishing sufficiently for the airplane to tip up on its tail under normally experienced static or rolling conditions.

4.7 The loading capabilities given in the preceding paragraphs are based on an assumed American Airlines Change Request total weight impact on the Operational Empty Weight of 2,343 pounds at a balance arm of 507.7 inches and a Standard and Operational Weight of 7,754 pounds at arm of 756.6 inches.


5                 SOUND LEVELS

5.1               COMMUNITY SOUND LEVELS

                  The Aircraft shall be certified in accordance with Stage 3 requirements of FAR Part 36, essentially equivalent to ICAO Annex 16, Volume 1, Chapter 3.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


5.3               INTERIOR SOUND LEVELS IN FLIGHT



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                  The sound level at the head position of a seated pilot or
                  passenger during cruise shall not be more than the following guarantee value:

                       Overall Sound Pressure Levels                 OASPL
                                                                     -----

                       Pilot's Inboard Ear                NOMINAL:     79     dB
                                                          TOLERANCE:   +3     dB
                                                          GUARANTEE:   82     dB

                       Passenger Aisle Seats              NOMINAL:     85     dB
                       Forward of Station 555             TOLERANCE:   +3     dB
                                                          GUARANTEE:   88     dB

                       Passenger Aisle Seats              NOMINAL      87     dB
                       At Station 555 and Aft             TOLERANCE    +3     dB
                                                          GUARANTEE    90     dB

                       Speech Interference Levels         SIL

                       Pilot's Inboard Ear                NOMINAL:     66     dB
                                                          TOLERANCE:   +3     dB
                                                          GUARANTEE:   69     dB

                       Passenger Aisle Seats              NOMINAL:     64     dB
                                                          TOLERANCE:   +3     dB
                                                          GUARANTEE:   67     dB

5.4               RAMP SOUND LEVELS

                  The sound level at ramp locations during Aircraft ground operation shall not be more than the following guarantee value:

                  A-weighted Sound Levels                                   dBA
                                                                            ---

                       Forward and Aft                    NOMINAL:     85     dBA
                       Cargo Doors                        TOLERANCE:   +3     dBA
                                                          GUARANTEE:   88     dBA

                       Passenger Entry Doors              NOMINAL:     81     dBA
                       (left side)                        TOLERANCE:   +3     dBA
                                                          GUARANTEE:   84     dBA

                       Underwing Fueling                  NOMINAL:     85     dBA
                       Locations                          TOLERANCE:   +3     dBA
                                                          GUARANTEE:   88     dBA




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CFM56-7B26 Engines
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6                 FUEL CAPACITY

                  The FAA approved usable fuel tank capacity shall not be less than the following guarantee value:

                         NOMINAL:                      6,875  U.S. Gallons
                         TOLERANCE:                      -36  U.S. Gallons
                         GUARANTEE:                    6,839  U.S. Gallons

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

8                 AIRCRAFT  CONFIGURATION

8.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D6-38808-69 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, weight and balance, and/or loadability of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

8.2 The guarantee payload of Paragraph 2.6.2, and the specified payloads of the Paragraph 2.6.1 and 2.6.3 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer's Empty Weight guarantee of Section 3 and the Loadability guarantee of Section 4 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

                  (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders, Optional Features or any other changes mutually agreed upon between the



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CFM56-7B26 Engines
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                  Customer and Boeing or otherwise allowed by the Purchase
                  Agreement.

                  (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.


9                 GUARANTEE  CONDITIONS

9.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

9.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, defined to be the 737-500 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 16, dated February 12, 1990 except where superseded by the NPRM 93-8 proposal, dated July 8, 1993.

9.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 9.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

9.4 The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph H44.5" x 16.5"-21" tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance and the approach and landing climb limited weight are based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off. The improved climb performance procedure will be used for takeoff as




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CFM56-7B26 Engines
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                  required. The landing performance is based on the use of
                  automatic spoilers.

9.5 The speed, altitude capability and horizontal driftdown distance guarantees, and the climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75(degree)F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

9.6 The speed, altitude capability and horizontal driftdown distance guarantees, and the climb, cruise and descent portions of the mission guarantees are based on H44.5" x 16.5"-21" tires and an Aircraft center of gravity location, as determined by Boeing, not to be aft of 28 percent of the mean aerodynamic chord.

9.7 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.70 pounds per U.S. gallon.

9.8 Sound pressure levels are measured in decibels (dB) referred to the standard reference pressure of 20 micro Pascals. Overall sound pressure level (OASPL) is defined to be the sound pressure level for the frequency range from 45 to 11,200 Hz. Speech interference level (SIL) is defined to be the arithmetic average of the sound



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CFM56-7B26 Engines
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                  pressure levels in the three octave bands with center
                  frequencies at 1,000, 2,000 and 4,000 Hz. A-weighted sound level (dBA) is as defined in American National Standards Association S1.4-1983 for the frequency range from 45 to 11,200 Hz.

9.9 The guarantee for interior sound levels in flight pertains to normal operation of an Aircraft in cruise during straight and level flight at an altitude of 35,000 ft and 0.78 Mach number. The Aircraft shall have a complete interior installation including standard thermal / acoustic insulation, all lining and partition panels, a full shipset of fabric upholstered seats and floor covering in the passenger cabin. The interior configuration is defined in LOPS-378-0430. The procedures used for the measurement of interior sound levels shall be equivalent to those in SAE ARP 1323.

9.10 The guarantee for ramp sound levels pertains to a parked Aircraft during in-service turn around with the APU, all environmental control system packs, environmental control system recirculation fans and the electronic equipment cooling fans operating and with the main propulsion engines not operating. The guarantees pertain to APU and environmental control system operation at an outside ambient temperature of 25 degrees C. The procedures used for the measurement of ramp sound levels shall be equivalent to those in SAE ARP 1307.

9.11 Fuel tank capacity measurements are based on a nominal Aircraft attitude of 1.14 degrees nose down pitch and zero degrees roll.

9.12 The Operation at LaGuardia guarantee is based on no degradation in strength from the current characteristics of the critical LaGuardia taxiway and runway.






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CFM56-7B26 Engines
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10                GUARANTEE  COMPLIANCE

10.1 Compliance with the guarantees of Sections 2, 3, 4, 5, 6, and 7 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 8 and the guarantee conditions of Section 9.

10.2 Compliance with the takeoff guarantee, the buffet onset portion of the altitude capability guarantee, the takeoff portion of the mission guarantees, the community sound level guarantees, and fuel capacity guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-800.

10.3 Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee shall not be contingent upon acceptance of a Change Request, Master Change, Change Order, or other changes to allow operation at an alternate forward center of gravity limit.

10.4 Compliance with the landing guarantee will be demonstrated by calculation of segment performance based on flight and ground test data obtained on an airplane configuration similar to that defined by the Detail Specification.

10.5 Compliance with the speed, altitude capability and horizontal driftdown distance guarantees, and with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

10.6 Compliance with the crosswind guarantee of Paragraph 2.3 shall be based on the FAA approved Airplane Flight Manual for the Model 737-800 and shall be contingent upon the necessary atmospheric conditions being available during the certification flight test program, or subsequent crosswind test program, if required. At initial delivery, the certified crosswind component shall not be less than 20 knots.



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CFM56-7B26 Engines
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10.7              The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 3-60-00 of the Detail Specification.

10.8 Compliance with the Manufacturer's Empty Weight guarantee and the Loadabilty guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

10.9 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

10.10 Compliance with the single event noise exposure level guarantees of Paragraphs 5.2.1, 5.2.2, and 5.2.3 will be by calculations made by Boeing using standard engineering practices with noise information measured by Boeing using the Model 737-700 with CFM56-7B (SAC) engines. The noise calculation process will be as follows:

10.10.1 Noise (dBA) time histories for a range of brake release gross weights (BRGW) for the model 737-800 with CFM56-7B26 (SAC) engines will be calculated by combining full power takeoff and cutback dBA time histories from noise data measured at the noise certification test of May 1997. Adjustments will be appropriate to simulate the takeoff procedure described in Paragraph 5.2.4. These dBA time histories will then be integrated as described in CALIFORNIA NOISE STANDARDS (California Administrative Code, Title 21, Chapter 2.5, Sub-Chapter 6, effective January 1, 1986, Division of Aeronautics (Department of Transportation)), except that the threshold noise level will be 65 dBA as used at SNA for noise monitors M1 and M2 to calculate SENEL at each BRGW.



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CFM56-7B26 Engines
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10.10.2           Curve fits of SENEL vs. BRGW will then be developed for noise monitors M1 and M2, using the data derived in Paragraph
                  10.10.1

10.10.3 The SENEL versus BRGW curve fit of Paragraph 10.10.2 will then be entered at the noise limits of 92.5, 94.0, and 101.5 dB, respectively, to determine weights that correspond to the calculated capability of the Aircraft. These weights will be compared to the respective guarantee weights of Paragraphs 5.2.1, 5.2.2, and 5.2.3 to determine compliance with those guarantees.

10.10.4 A document will be prepared by Boeing to show compliance with the single event noise exposure level guarantees of Paragraph 5.2.

10.10.5 The following compliance condition applies to Paragraphs 5.2.1, 5.2.2, and 5.2.3:

                  If the guarantee weights are not met, Boeing and the Customer will work together to improve the weight capability (no financial penalty will be levied).

10.11 Compliance with the guarantees for interior sound levels in flight and ramp sound levels shall be demonstrated by reports based on a sound level survey on the Customer's Aircraft, a production 737-800 aircraft or on another aircraft acoustically similar to the Customer's Aircraft, whichever is available as determined by Boeing. These sound levels shall be adjusted for sound level increases resulting from Customer Furnished Equipment, Boeing Purchased Equipment and from changes to the Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement.

10.12 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. 1977
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CFM56-7B26 Engines
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                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                  Aircraft center of gravity control and taxi speed limitations may be used to meet the above maximum taxi weights. In addition, these commitments are conditioned on no degradation in strength from the current characteristics of the critical LaGuardia taxiway and runway.

10.13 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.


11                EXCLUSIVE GUARANTEES

                  The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.



P.A. 1977

6-1162-AKP-077


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:     Purchase Agreement No. 1977 between The Boeing Company and
               American Airlines, Inc. relating to Model 737-823 Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

8.      Confidential Treatment.

        Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement


P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-077  Page 2



or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.


Very truly yours,

THE BOEING COMPANY



By
   ----------------------------------

Its         Attorney-In-Fact
    ---------------------------------

ACCEPTED AND AGREED TO this

Date:                                 , 1997
     --------------------------------

AMERICAN AIRLINES, INC.



By
    ---------------------------------

Its
    ---------------------------------

Attachments



P.A. No. 1977

Attachment A to
6-1162-AKP-077
Page 1






[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]








P.A. No. 1977

Attachment B to
6-1162-AKP-077



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. No. 1977

6-1162-AKP-078

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:         Purchase Agreement No. 1977 between The Boeing
                   Company and American Airlines, Inc. relating to Model
                   737-823 Aircraft

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

6.   Confidential Treatment.

     Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement


P.A. No. 1977

American Airlines,Inc.
6-1162-AKP-078  Page 2


or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.


Very truly yours,

THE BOEING COMPANY



By
  -----------------------------

Its     Attorney-In-Fact
    ---------------------------


ACCEPTED AND AGREED TO this

Date:                       , 1997
      ----------------------

AMERICAN AIRLINES, INC.



By
  -----------------------------

Its
    ---------------------------



P.A. No. 1977

6-1162-AKP-079


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:             Escalation Sharing

Reference:           Purchase Agreement No. 1977 between The Boeing
                     Company and American Airlines, Inc. relating to Model
                     737-823 Aircraft

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

1.      Commitment.

        Boeing agrees to share one-half of the Escalation Adjustment to the Airframe Price and the Optional Features Price of each Aircraft which is attributable to each of the years 1997 and 1998, as more fully set forth in this Letter Agreement; provided, however, in no event will Boeing's share of such Escalation Adjustment exceed three percent (3%) for each such year.

        All escalation calculations under this Letter Agreement will be made in accordance with the Airframe Escalation Adjustment Document, using actual escalation indices published for the applicable period.

2.      Computation of 1997 Escalation Factors.

        For purposes of determining the Escalation Sharing Factor ("ESF") applicable to each Aircraft pursuant to Section 4 of this Letter Agreement, a 1997 Unadjusted Escalation Factor and a 1997 Adjusted Escalation Factor will be determined in accordance with Sections 2.1 and 2.2 below.


P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-079 Page 2


2.1     1997 Unadjusted Escalation Factor.

        The amount determined pursuant to the following formula will be the 1997 Unadjusted Escalation Factor ("UEF(97)"):

        UEF(97) = (LM(97)/LM(96)) - 1

        where:

        LM(97) = the sum of the "L" factor and the "M" factor, in each case computed in accordance with the Airframe Escalation Adjustment Document using a notional delivery month of December 1997

        LM(96) = 1.0507 (which is the sum of the "L" factor and the "M" factor, in each case computed in accordance with the Airframe Escalation Adjustment Document using a notional delivery month of December
                1996)

2.2     1997 Adjusted Escalation Factor.

        The amount determined pursuant to the formula set forth in (a) or (b) below, as applicable, will be the 1997 Adjusted Escalation Factor ("AEF(97)"):

        a) If the UEF(97) factor determined pursuant to Section 2.1 is greater than six percent (0.06), then the 1997 Adjusted Escalation Factor will be determined in accordance with the following formula:

        AEF(97) = (LM(97)/LM(96)) - .03

        b) If the UEF(97) factor determined pursuant to Section 2.1 is less than or equal to six percent (0.06), then the 1997 Adjusted Escalation Factor will be determined in accordance with the following formula:

        AEF(97) = (((LM(97)/LM(96)) - 1) / 2) + 1

3.      Computation of 1998 Escalation Factors.

        For purposes of determining the ESF applicable to each Aircraft pursuant to Article 4 of this Letter Agreement, a 1998 Unadjusted Escalation Factor and a 1998 Adjusted Escalation Factor will be determined in accordance with Sections
3.1 and 3.2 below.


P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-079 Page 3


        3.1     1998 Unadjusted Escalation Factor.

                The amount determined pursuant to the following formula will be the 1998 Unadjusted Escalation Factor ("UEF(98)"):

                UEF(98) = (LM(n)/LM(97)) - 1

                where:

                LM(n)   = the sum of the "L" factor and the "M" factor, in each
                          case computed in accordance with the Airframe Escalation Adjustment Document using (i) in the case of an Aircraft delivered in 1998, the Scheduled Delivery Month of the applicable Aircraft, or (ii) in the case of an Aircraft delivered in any year after 1998, a notional delivery month of December 1998

        3.2     1998 Adjusted Escalation Factor.

                The amount determined pursuant to the formula set forth in (a) or (b) below, as applicable, will be the 1998 Adjusted Escalation Factor ("AEF(98)"):

                a) If the UEF(98) factor determined pursuant to Section 3.1 is greater than six percent (0.06), then the 1998 Adjusted Escalation Factor will be determined in accordance with the following formula:

                AEF(98) = (LM(n)/LM(97)) - .03

                b) If the UEF(98) factor determined pursuant to Section 3.1 is less than or equal to six percent (0.06), then the 1998 Adjusted Escalation Factor will be determined in accordance with the following formula:

                AEF(98) = (((LM(n)/LM(97)) - 1) / 2) + 1

4.      Credit Memoranda.

        4.1     Aircraft Delivered in 1998.

                If applicable, Boeing will issue to Customer a credit memorandum with respect to each Aircraft delivered in 1998. The amount of each credit memorandum will be determined in accordance with the following formula:



P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-079 Page 4


        CM(98)  = [P(o) x LM(n)] - [P(o) x ESF]

        where:

        CM(98) = the dollar amount of the credit memorandum provided, however, if as a result of the foregoing formula the CM98 factor is a negative number, then the CM98 factor will be deemed to be zero for all purposes

        P(o) = the Airframe Price and the Optional Features price applicable to the Aircraft

        ESF = (LM(96)) x (AEF(97)) x (AEF(98)) (such factors being determined pursuant to Sections 2.1, 2.2 and 3.2, respectively)

4.2     Aircraft Delivered in 1999 and thereafter.

        Boeing will issue to Customer a credit memorandum with respect to each Aircraft delivered in 1999 and each subsequent year. The amount of each such credit memorandum will be determined in accordance with the following formula:

        CM(esc) = CM(n) x (LM(x)/LM(98))

        where:

        CM(esc) = the dollar amount of the credit memorandum

        CM(n) =   [P(o) x LM(98)] - [P(o) x ESF]

        where:

        P(o)= the Airframe Price and the Optional Features Price applicable to the Aircraft

        LM(98)= the sum of the "L" factor and the "M" factor, in each case computed in accordance with the Airframe Escalation Adjustment Document using a notional delivery month of December 1998

        ESF= (LM(96)) x (AEF(97)) x (AEF(98)) (such factors being determined pursuant to Sections 2.1, 2.2 and 3.2, respectively)


P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-079 Page 5


        LMx= the sum of the "L" factor and the "M" factor, in each case computed in accordance with the Airframe Escalation Adjustment Document using the Scheduled Delivery Month of the applicable Aircraft

        4.3    Application of Credit Memoranda.

               Each credit memorandum will be applied in lieu of cash payments by Customer to pay in part the balance of the Aircraft Price due at the time of delivery of the Aircraft with respect to which such credit memorandum was issued.

5.      Confidential Treatment.

        Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or the Purchase Agreement.

Very truly yours,

THE BOEING COMPANY



By
   -------------------------------

Its     Attorney-In-Fact
   -------------------------------

ACCEPTED AND AGREED TO this

Date:                               , 1997
     -----------------------------
AMERICAN AIRLINES, INC.



By
   -------------------------------

Its
    ------------------------------



P.A. No. 1977

6-1162-AKP-080


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:             Installation of Cabin Systems Equipment

Reference:           Purchase Agreement No. 1977 between The Boeing
                     Company and American Airlines, Inc. relating to Model
                     737-823 Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

Customer desires Boeing to install in the Aircraft the inflight entertainment and cabin communications systems (IFE/CCS) described in Attachment A to this Letter Agreement.

Because of the complexity of the IFE/CCS, special attention and additional resources will be required during the development, integration, certification, and manufacture of the Aircraft to achieve proper operation of the IFE/CCS at the time of delivery of the Aircraft. To assist Customer, Boeing will perform the functions of project manager (the Project Manager) as set forth in Attachment B.

1.   Responsibilities.

     1.1  Customer's responsibilities:

          1.1.1     Provide Customer's IFE/CCS system requirements to Boeing;

          1.1.2 Select the IFE/CCS suppliers (Vendors) from among those suppliers identified in the Change Requests listed in Attachment A to this Letter Agreement (Customer has selected such Vendors as of the date of this Letter Agreement);


P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-080  Page 2

          1.1.3 Promptly after selecting Vendors, participate with Boeing in meetings with Vendors to ensure that Vendor's functional system specifications meet Customer's and Boeing's respective requirements;

          1.1.4 Select Vendor part numbers and provide such part numbers to Boeing by as soon as reasonably possible following Vendor selection (Customer has selected such part numbers as of the date of this Letter Agreement);

          1.1.5 Negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other terms desirable to Customer in its own discretion directly with Vendors;

          1.1.6 Provide pricing information for part numbers selected above to Boeing by a mutually selected date;

          1.1.7 Negotiate and obtain agreements with any required service providers; and

          1.1.8 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] include in Customer's contract with any seat supplier a condition obligating such seat supplier to enter into and comply with a Boeing approved bonded stores agreement. This bonded stores agreement (in form and substance reasonably satisfactory to Boeing) will set forth the procedures concerning the use, handling and storage for the Boeing owned IFE/CCS equipment during the time such equipment is under the seat supplier's control.

     1.2  Boeing will in a timely manner:

          1.2.1 Responsibly perform the functions of Project Manager in accordance with the terms of this Letter Agreement and Attachment B;

          1.2.2 Provide Aircraft interface requirements to Vendors as specified in Boeing Document D6-36440, "Standard Cabin Systems Requirements Document" (SCSRD) and as specified in Section 3.A of Attachment B;

          1.2.3 Assist Vendors in the development of their IFE/CCS system specifications and approve such specifications;


P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-080  Page 3


          1.2.4 Negotiate terms and conditions (except for price, product assurance, product support following Aircraft delivery and any other terms desirable to Customer in its own discretion) and enter into contracts with Vendors and manage such contracts for the IFE/CCS;

          1.2.5     Coordinate the resolution of technical issues with Vendors;

          1.2.6 Ensure that at time of Aircraft delivery the IFE/CCS configuration and functionality meets the requirements of the Detail Specification including all Change Requests contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time;

          1.2.7 Prior to or at delivery of the applicable Aircraft, obtain FAA certification of the Aircraft with the IFE/CCS installed therein, including the Systems Software identified in Section 2.1 of this Letter Agreement; and

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

2.        Software.

          IFE/CCS systems may contain software of the following two types:

          2.1 The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and it is considered a part of the IFE/CCS for purposes of this Letter Agreement.

          2.2 The software accessible to the Aircraft passengers and cabin crews which controls Customer's specified optional features is Customer's Software and it is not a part of the IFE/CCS for purposes of this Letter Agreement.

          2.2.1 Customer is solely responsible for specifying Customer's Software functional and performance requirements and ensuring that Customer's Software meets such requirements. Customer and Customer's Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer's Software. Boeing will not perform the functions and obligations described in Section 1.2 above, nor the Project Manager's functions described in Attachment B, for Customer's Software.


P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-080  Page 4


          2.2.2 The omission of any Customer's Software or the lack of any functionality of Customer's Software will not be a valid condition for Customer's rejection of the Aircraft at the time of Aircraft delivery.

          2.2.3 Boeing has no obligation to approve any documentation to support Customer's Software certification. Notwithstanding the preceding sentence, Boeing will, however, only review and operate Customer's Software if in Boeing's reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

          2.2.4 Boeing will not be responsible for obtaining FAA certification for Customer's Software.

3.   Changes.

     3.1 After Boeing and Vendor have entered into a contract for the purchase of the IFE/CCS, changes to such contract may only be made by Boeing; provided, however, that such changes will be made with the prior consent of Customer. Notwithstanding the foregoing, Customer may request changes at any time. Any such Customer request for changes to the IFE/CCS specification after the Boeing/Vendor contract has been signed must be made in writing directly to Boeing. Boeing shall respond to such request by Customer in a timely manner. If such change is technically feasible and Boeing has the resources and time to incorporate such change, then Boeing shall negotiate with the Vendor to incorporate such change into the contract for the IFE/CCS. Any Vendor price increase resulting from such a change will be negotiated between Customer and Vendor.

     3.2 Boeing and Customer recognize that the developmental nature of the IFE/CCS may require changes to the IFE/CCS or the Aircraft in order to ensure
(i) compatibility of the IFE/CCS with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the IFE/CCS installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within 15 days (or such longer period of time as may be mutually agreed in writing) after such notification Customer and Boeing through negotiations cannot mutually agree on the incorporation of any such change or alternate course of action, then the remedies available to Boeing in Section 5 shall apply.

     3.3 The incorporation into the Aircraft of any mutually agreed change to the IFE/CCS may result in Boeing adjusting the price of the Change Request contained in Attachment A to this Letter Agreement.


P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-080  Page 5


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

     3.5 Boeing's obligation to obtain FAA certification of the Aircraft with the IFE/CCS installed is limited to the IFE/CCS as described in Attachment A, as Attachment A may be amended from time to time.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

4.   Exhibits B and C to the AGTA.

     IFE/CCS is deemed to be BFE for the purposes of the Product Assurance Document and the Customer Support Document.

5.   Remedies.

     5.1 If Customer does not comply with any of its material obligations set forth herein, Boeing will provide to Customer written notice of such non-compliance and in the event Customer has not cured such non-compliance by the date of compliance (which shall be a reasonable period of time in Boeing's reasonable judgment) provided in such notice, then Boeing may:

               5.1.1 to the extent that such delay is attributable to such non-compliance, take the following steps:

                         5.1.1.1   delay delivery of the Aircraft pursuant to
the provisions of Article 7, "Excusable Delay", of the AGTA; or

                         5.1.1.2   deliver the Aircraft without part or all of
the IFE/CCS installed, or with part or all of the IFE/CCS inoperative (notwithstanding the provisions of Section 3.1 of the AGTA and even though such IFE/CCS is required in order to obtain certification of such Aircraft in accordance with such provisions), in either event Boeing shall be relieved of all obligations to install or certify such IFE/CCS; and

               5.1.2 also increase the Aircraft Price by the amount of Boeing's additional costs to the extent attributable to such noncompliance (except such cost increase shall not include any such costs Boeing has recovered from any Vendors involved), provided, however, Boeing will use best reasonable efforts to mitigate such costs. Notwithstanding the preceding sentence, Boeing has no obligation to recover costs from Vendors.


P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-080  Page 6


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

6.      Advance Payments.

        6.1 An estimated price for the IFE/CCS purchased by Boeing will be included in the Aircraft Advance Payment Base Price to establish the Advance Payments for each Aircraft.

        6.2 The Aircraft Price will include the actual IFE/CCS prices and any associated transportation costs charged Boeing by Vendors.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

8.      Customer's Indemnification of Boeing.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-080  Page 7


9.      Confidential Treatment.

        Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.


Very truly yours,

THE BOEING COMPANY



By
   ----------------------------

Its     Attorney-In-Fact
   ----------------------------


ACCEPTED AND AGREED TO this

Date:                           , 1997
     --------------------------

AMERICAN AIRLINES, INC.



By
   ----------------------------

Its
    ---------------------------

Attachments


P.A. No. 1977

Attachment A to
6-1162-AKP-080  Page 1


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


P.A. No. 1977

Attachment B to
6-1162-AKP-080  Page 1


                                  ATTACHMENT B
                                 PROJECT MANAGER



This Attachment B describes the functions that Boeing will perform as Project Manager to support (i) the development and integration of the IFE/CCS and (ii) the FAA certification of the IFE/CCS when installed on the Aircraft.

1.      Project Management.

        Boeing will perform the following functions for the IFE/CCS. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing's reasonable opinion do not significantly affect form, fit, function, cost or aesthetics. Boeing will be responsible for:

        A.    Managing the development of all program schedules;

        B. Evaluating and approving Vendor's program management and developmental plans;

        C.    Defining program metrics and status requirements;

        D. Scheduling and conducting (including notifying Customer of) (i) program status reviews and (ii) meetings to discuss any changes, at intervals mutually agreed to by Boeing and Customer. Customer will have the right to attend such status meetings between Boeing and Vendor regarding the Aircraft;

        E. Scheduling and conducting design and schedule reviews with Customer and Vendors;

        F.    Monitoring compliance with schedules;

        G. Evaluating and approving any recovery plans or plan revisions which may be required of either Vendors or Customer;

        H. Leading the development of a joint IFE/CCS project management plan (the Program Plan) and;

        I.    Managing the joint development of the System Specification.


P.A. No. 1977

Attachment B to
6-1162-AKP-080  Page 2



2.      System Integration.

        Boeing's performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems Integrator Boeing will perform the following functions:

        A. As required, assist Vendors in defining their system specifications for the IFE/CCS, approve such specifications and develop an overall system functional specification;

        B. Coordinate Boeing, Customer and Vendor teams to ensure sufficient Vendor and Vendor sub system testing and an overall cabin system acceptance test are included in the Program Plan; and

        C. Organize and conduct technical coordination meetings with Customer and Vendors to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.

3.      Seat Integration.

        A. Boeing will coordinate the interface requirements between seat suppliers and Vendors. Interface requirements are defined in Boeing Document Nos. D6-36230, "Passenger Seat Design and Installation"; D6-36238, "Passenger Seat Structural Design and Interface Criteria"; D222W232, "Seat Wiring and Control Requirements"; and D222W013-4, "Seat Assembly Functional Test Plan".

        B. The Vendors will be required to coordinate integration testing and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing.

        C. The Vendors will assist the seat suppliers in the preparation of seat assembly functional test plans.



P.A. No. 1977

6-1162-AKP-081


American Airlines, Inc.
P.O. Box 619616
Dallas-Ft. Worth Airport, Texas 75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:              Purchase Agreement No. 1977 between The Boeing Company
                        and American Airlines, Inc. relating to Model 737-823
                        Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

         SECTION 7.5. CONFIDENTIAL TREATMENT. Customer and Boeing understand that the information contained in this Letter Agreement and the information provided pursuant to this Letter Agreement is considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement, the information contained herein, and all information provided pursuant to this Letter Agreement as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement, any information contained herein, or any information provided pursuant to this Letter Agreement to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.

Very truly yours,

THE BOEING COMPANY



By
  ----------------------------------------------

Its            Attorney-In-Fact
   ---------------------------------------------


ACCEPTED AND AGREED TO this

Date:                                     , 1997
      ------------------------------------

AMERICAN AIRLINES, INC.



By
  ----------------------------------------------

Its
   ---------------------------------------------

APPENDIX 1 to
6-1162-AKP-081
Page 1



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. No. 1977

APPENDIX 2 to
6-1162-AKP-081
Page 1



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. No. 1977

APPENDIX 3 to
6-1162-AKP-081
Page 1




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. No. 1977

APPENDIX 3-A to
6-1162-AKP-081
Page 1




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. No. 1977

6-1162-AKP-082


American Airlines, Inc.
P. O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616


Subject:        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
                WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:      Purchase Agreement No. 1977 between The Boeing Company and
                American Airlines, Inc. relating to Model 737 823 Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

6.      Confidential Treatment.

        Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the applicable Purchase Agreement.



P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-082 Page 2



Very truly yours,

THE BOEING COMPANY



By
   ----------------------------------------
Its            Attorney In Fact
   ----------------------------------------

ACCEPTED AND AGREED TO this

Date:           , 1997
      ----------

AMERICAN AIRLINES, INC.



By
  -----------------------------------------
Its
   ----------------------------------------



P.A. No. 1977

6-1162-AKP-083


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616



Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:      Purchase Agreement No. 1977 between The Boeing Company and
                American Airlines, Inc. relating to Model 737-823 Aircraft

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

7.       Confidential Treatment.

         Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement and the information provided pursuant hereto are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement, the information contained herein and the information provided pursuant hereto as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement, any information contained herein and the information provided pursuant hereto to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.




P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-083 Page 2

Very truly yours,

THE BOEING COMPANY



By
   ---------------------------------------

Its            Attorney-In-Fact
   ---------------------------------------

ACCEPTED AND AGREED TO this

Date:                                , 1997
     --------------------------------
AMERICAN AIRLINES, INC.



By
   ---------------------------------------

Its
   ---------------------------------------



P.A. No. 1977

APPENDIX I to
6-1162-AKP-083
Page 1


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. No. 1977

APPENDIX II to
6-1162-AKP-083
Page 1


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]




P.A. No. 1977

6-1162-AKP-084


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:              Purchase Agreement No. 1977 between The Boeing Company
                        and American Airlines, Inc. relating to Model 737-823
                        Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

9.          Confidential Treatment.

            Customer and Boeing understand that the information contained in this Letter Agreement and all information provided pursuant to this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement, the information contained herein, and all information provided pursuant to this Letter Agreement as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement, any information contained herein, or any information provided


P.A. No. 1977

American Airlines
6-1162-AKP-084 Page 2


pursuant to this Letter Agreement to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.


Very truly yours,

THE BOEING COMPANY



By
  ------------------------------------------

Its            Attorney-In-Fact
   -----------------------------------------


ACCEPTED AND AGREED TO this

Date:                                 , 1997
     ---------------------------------
AMERICAN AIRLINES, INC.


By
  ------------------------------------------

Its
   -----------------------------------------



Attachment A:          [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
                       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment B:          [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
                       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment C:          [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
                       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment D:          [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
                       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment D-1:        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
                       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

P.A. No. 1977

Attachment A to
6-1162-AKP-084
Page 1



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. No. 1977

Attachment B to
6-1162-AKP-084
Page 1




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. No. 1977

Attachment C to
6-1162-AKP-084
Page 1




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. No. 1977

Attachment D to
6-1162-AKP-084
Page 1




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. No. 1977

Attachment D-1 to
6-1162-AKP-084
Page 1




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. No. 1977

6-1162-AKP-085


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:                Component Reliability Commitments for the 737


Reference:              Purchase Agreement No. 1977 between The Boeing Company
                        and American Airlines, Inc. relating to Model 737-823
                        Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

1. Component Reliability Mean Time Between Unscheduled Removal (MTBUR) and Mean Time Between Failure (MTBF) Program for Specified Components Manufactured to Boeing's Detailed Design.

            1.1         Scope.

                        1.1.1       Program Term.

                        The Component Reliability Mean Time Between Unscheduled Removal (MTBUR) and Mean Time Between Failure (MTBF) Program as set forth herein (the Program) will be, with respect to each Specified Component (as hereinafter defined), in effect for a term of five (5) consecutive years after delivery of the first Model 737-600, 737- 700 or 737-800 aircraft to any customer in which the first of each such Specified Component is installed (the Program Term). Except as otherwise provided herein, all provisions of the Program and Boeing's obligations hereunder will terminate, with respect to each Specified Component, at the end of the last day of the Program Term applicable to each such Component.


P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-085   Page 3


                        1.1.2       Covered Aircraft.

                        The Program will apply to any Specified Component installed in any Aircraft operated by Customer (the Covered Aircraft) during the Program Term.

            1.2.        Definitions.

            For purposes of the Program, the following definitions will apply:

                        1.2.1       "BITE" means Built-In-Test Equipment.

                        1.2.2 "Chargeable Unscheduled Removal" for any Specified Component means the removal of such Component from a Covered Aircraft during any Reporting Period or Special Reporting Period for such Component due to a known or suspected malfunction or defect, including a removal made in response to BITE. However, the unscheduled removal of a Specified Component will not constitute a Chargeable Unscheduled Removal in any of the following events:

                                    (a)  The removal of the Specified Component
is caused by any operation, service or maintenance of such Component, the Covered Aircraft or a system in which such Component is installed which is not in accordance with Boeing's applicable written instructions, unless Customer can establish that such operation, service or maintenance is in accordance with recognized standards for commercial air carriers;

                                    (b)  The removal is for maintenance
convenience;

                                    (c)  The removal is for purposes of
condition analysis other than any removals that are determined to be otherwise covered by this Letter Agreement;

                                    (d)  The removal is due to a cause which is
incidental to or a consequence of a failure of another part;

                                    (e)  Prior to such removal, a remedy for
the cause for such removal has been offered to Customer in writing by Boeing and Customer has not accomplished such remedy within the time period set forth in Section 1.6.1 herein; or

                                    (f)  The removal is caused by Customer's
failure to repair or replace all faulty component parts of the Specified Component when performing service or maintenance on such Component.


P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-085   Page 3


                        1.2.3 "Customer's Fleet" or "Fleet" means all Covered Aircraft operated by Customer during any Reporting Period or Special Reporting Period.

                        1.2.4 "Fleet Achieved MTBF" or "Fleet Achieved MTBUR" for any Specified Component during any Reporting Period or Special Reporting Period for such Component is the value obtained by use of the following formula:

         Fleet Achieved MTBF          =       Fleet Component Hours
                or                            Fleet Verified Failures or
         Fleet Achieved MTBUR                 Fleet Unscheduled
                                              Removals, respectively

                        1.2.5 "Fleet Component Hours" for any Specified Component are the total Fleet flying hours (Covered Aircraft takeoff to touchdown) during any Reporting Period or Special Reporting Period for such Component multiplied by the number of such Components per Covered Aircraft.

                        1.2.6 "Fleet Verified Failures" or "Fleet Unscheduled Removals" for any Specified Component are the total number of Verified Failures or Chargeable Unscheduled Removals, respectively, of such Component experienced by a Fleet during any Reporting Period or Special Reporting Period for such Component.

                        1.2.7 "MTBF Deficiency" or "MTBUR Deficiency" for any Specified Component occurs when, for any Reporting Period for such Component, four (4) or more Verified Failures or four (4) or more Chargeable Unscheduled Removals are experienced and the Fleet Achieved MTBF or Fleet Achieved MTBUR for such Reporting Period is less than the "Target Critical Value" with respect to such Component, as determined by the procedure in
Section 1.7 herein.

                        1.2.8 "Special MTBF Deficiency" or "Special MTBUR Deficiency" for any Specified Component occurs when, for any Special Reporting Period for such Component, three (3) or more Verified Failures or Chargeable Unscheduled Removals are experienced and Fleet Achieved MTBF or Fleet Achieved MTBUR for such Component during such Special Reporting Period does not exceed 50% percent of the MTBF or MTBUR Target for such Component.

                        1.2.9 "MTBUR Target" or "MTBF Target" for any Specified Component will be the applicable value specified for such Component in Section 1.9 herein.





P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-085   Page 4


                        1.2.10 "Reporting Period" for each Specified Component in a Fleet will be the number of consecutive months, including the month immediately preceding the month of any report furnished by Customer hereunder, during which at least four (4) Verified Failures or Chargeable Unscheduled Removals have occurred. The initial Reporting Period will commence on the first day of the first full calendar month following the date Customer's first Covered Aircraft is delivered.

                        1.2.11 "Special Reporting Period" for each Specified Component in a Fleet will be the number of consecutive months, including the month immediately preceding the month of any report furnished by Customer hereunder, wherein (i) at least three (3) Verified Failures or Chargeable Unscheduled Removals of such Component occur and (ii) no more than three (3) Covered Aircraft are operated by Customer during such period.

                        1.2.12 "Specified Component" or "Component" means any part identified in Section 1.9 herein or any later configurations thereof installed on a Covered Aircraft or sold by Boeing to Customer as a spare part during the Program Term.

                        1.2.13 "Turnaround-Time" for each Specified Component during any Reporting Period or Special Reporting Period is the average time in calendar days consumed in the receiving, inspection, test, repair, modification, replacement, packaging and shipping preparation necessary to confirm or restore the serviceability of all such Components experiencing a Chargeable Unscheduled Removal or Verified Failure which are removed and processed during such Reporting Period or Special Reporting Period. Specific Turnaround-Time periods are defined as follows:

                                    (a)  For Specified Components processed by
Boeing, the Turnaround-Time will start on the date on which both the Component and Customer's return order or claim pertaining to such Component have been received by Boeing and will end on the date the serviceable or replacement Component is shipped by Boeing to Customer (which shall be fifteen (15) calendar days), plus a maximum of five (5) days transportation time for return shipment from Boeing to Customer. Boeing will use the most expeditious method of transportation, including air shipment, to the maximum extent practicable.

                                    (b)  For Specified Components processed by
Customer, the average Turnaround-Time will not exceed a period beginning with the date of removal of the Specified Component and ending fifteen (15) calendar days after such date, unless a longer period is (i) justified due to a delay by Boeing in providing parts required to repair or modify such Specified Components or (ii) established by agreement between Boeing and Customer.





P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-085   Page 5


                        1.2.14 "Verified Failure" for any Specified Component means an unscheduled removal of such Component from a Fleet during any Reporting Period or Special Reporting Period due to a failure in such Component where such failure is the primary cause for removal and is subsequently confirmed by Boeing's approved shop test, investigative processes, inspection findings or BITE failure confirmation records. However, the unscheduled removal of a Specified Component due to a failure of such Component will not constitute a "Verified Failure" in any of the following events:

                                    (a)  The failure of such Specified
Component is caused by any operation, service or maintenance of such Component, the Covered Aircraft or a system in which such Component is installed which is not in accordance with Boeing's applicable written instructions, unless Customer can establish that such operation, service, maintenance or overhaul is in accordance with recognized standards for commercial air carriers;

                                    (b)  The failure of the Specified Component
is due to a cause which is incidental to or a consequence of a failure of another part;

                                    (c)  Prior to such failure a remedy for
such failure has been offered to Customer and Customer has not accomplished such remedy within the time period set forth in Section 1.6.1 herein; or

                                    (d)  The failure is caused by Customer's
failure to repair or replace all faulty or discrepant component parts of the Specified Component when performing service or maintenance on such Component.

            1.3         Remedies.

                        1.3.1 If Customer notifies Boeing within one hundred twenty (120) days after completion of the most recent Reporting Period or Special Reporting Period with respect to any Specified Component that an MTBUR Deficiency or an MTBF Deficiency exists or that a Special MTBUR Deficiency or Special MTBF Deficiency for such Specified Component for such Period exists, then Boeing will:

                                    (a)  Upon Customer's request, promptly
provide technical assistance and recommendations to Customer of the type and extent which Boeing determines in its reasonable opinion is appropriate for correcting such Deficiency;

                                    (b)  Promptly investigate the circumstances
and possible causes of any such Deficiency, and, if such investigation indicates a design review is appropriate, promptly initiate a review of the design of such Component and, if redesign is practicable, promptly redesign such Component. If





P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-085   Page 6


such redesign requires modification of deficient Specified Components, Boeing will promptly either (i) modify such deficient Components at no charge to Customer or (ii) provide retrofit kits required to accomplish such modification at no-charge to Customer and reimburse Customer for the direct labor costs to incorporate such retrofit kits. Boeing's reimbursement amount will not exceed Boeing's reasonable estimate of the labor hours required therefor by Customer, using the warranty labor reimbursement agreement then in effect between Boeing and Customer; and

                                    (c)  Upon Customer's request, promptly
provide to Customer on a no-charge loan basis the quantity of additional spare Specified Components, or component systems of, determined by the formula set forth in Section 1.8 herein. Such spare Specified Component(s) will be in a new or used-serviceable condition.

                        1.3.2 Upon receipt of each subsequent monthly report submitted by Customer pursuant to Section 1.5.2 herein, Boeing will monitor the Fleet Achieved MTBUR and/or Fleet Achieved MTBF with respect to the deficient Specified Component and, depending on the reliability performance of such Component, either (i) if a Deficiency continues to exist, and at Customer's request, promptly furnish any additional spare Component(s) available to Customer under the terms of the Program or (ii) if a Deficiency no longer exists and subject to separate agreement between Customer and Boeing, Boeing will:

                                    (a)  sell such loaned spare Component(s) to
Customer as additional follow-on spare parts, and/or

                                    (b)  arrange for the incorporation of such
loaned spare Component(s) in one or more of Customer's follow-on Aircraft.

            If Customer and Boeing cannot reach agreement on either alternative 1.3.2(a) or 1.3.2(b) above, Customer will be responsible for the return promptly after notice from Boeing to Customer of such failure to agree to Boeing of any spare Component(s) loaned hereunder.

            1.4         Extended Remedies.

            Notwithstanding the expiration of the Program Term for any Specified Component, if an MTBUR Deficiency, Special MTBUR Deficiency, MTBF Deficiency or Special MTBF Deficiency exists with regard to such Specified Component on such expiration date, and Customer notifies Boeing of such Deficiency within one hundred twenty (120) days after such date, Boeing will either:





P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-085   Page 7



                        1.4.1 Extend the Program for such Specified Component until such Deficiency is corrected, in which case the provisions of
Section 1.3 herein will remain in full force and effect with respect to such Specified Component, or

                        1.4.2 Negotiate in good faith with Customer to reach a mutually agreeable settlement regarding such Deficiency.

            1.5         Administrative Requirements.

                        1.5.1 If no MTBUR Deficiency, Special MTBUR Deficiency, MTBF Deficiency or Special MTBF Deficiency exists with respect to a Specified Component for any Reporting Period, or, if applicable, Special Reporting Period, no reports need be filed. If a Deficiency is being claimed, the reports identified in Section 1.5.2 below covering the Reporting Period or Special Reporting Period during which such Deficiency occurred will accompany such claim.

                        1.5.2 After such a Deficiency has been claimed or when any remedies, as set forth in Section 1.3 herein, are being provided to Customer, Customer will provide monthly reports to Boeing. Such reports will include the calculation of the Fleet Achieved MTBUR or Fleet Achieved MTBF for the most recently completed Reporting Period or, if applicable, Special Reporting Period (which will include the same number of months in the Reporting Period or Special Reporting Period initially selected by Customer pursuant to
Section 1.2.10 or 1.2.11 herein for the Specified Component involved) and will be submitted to Boeing within thirty (30) days after the last day of each successive month.

                        1.5.3 Upon request, Customer will submit to Boeing adequate proof that any removal of a Specified Component for a reason claimed by Customer to constitute a Chargeable Unscheduled Removal or Verified Failure does in fact constitute such Removal or such Failure. Customer will afford Boeing a reasonable opportunity to investigate the cause of any claimed Deficiency and will provide such additional information as is reasonably necessary to monitor the Program or to investigate any claimed Deficiency. Customer records supporting such reports and any additional pertinent information related thereto will be maintained for a minimum of one (1) year after submittal of the report or related information. All such records and any other data in Customer's possession reasonably required for the proper administration of the Program will, upon request, be made available at Customer's facilities for examination by Boeing.

                        1.5.4 All reports submitted to Boeing will be addressed to the attention of Boeing's Product Assurance Contracts Regional Manager at Renton, Washington.





P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-085   Page 8


            1.6         Conditions and Limitations.

                        1.6.1 If, to improve the Fleet Achieved MTBUR or Fleet Achieved MTBF for a Specified Component, Boeing provides service bulletins, service letters or other written instructions (instructions) or offers no-charge retrofit kits (kits) pertaining to such Component, Customer will accomplish such instructions or install such kits within a period of three hundred sixty-five (365) days after availability of such instructions or kits at Customer's facility or such longer period as may be established by mutual agreement between Boeing and Customer. In the event that Customer requests in writing and extension beyond three hundred sixty-five (365) days, Boeing will not unreasonably withhold its agreement to such an extension. If Customer does not accomplish the instructions or install the kits within the time periods indicated, all removals of Specified Components affected by such instructions or kits which occur after expiration of such time periods and prior to accomplishment by Customer of such instructions or kits on all affected Specified Components in Customer's possession will be excluded from the calculations which determine whether or not remedies are available under the Program.

                        1.6.2 The Program is not a warranty or an agreement to modify any Specified Component to conform to new developments in the state of design or manufacturing art. Boeing's sole obligations under the Program and Customer's sole remedy and relief for all matters arising under or by virtue of the Program will be as set forth herein. This Section 1 and the rights and remedies of Customer and obligations of Boeing herein are subject to the disclaimer and release and Exclusion of Consequential and Other Damages provisions of Part 2 of Exhibit C to the AGTA. Notwithstanding the preceding sentence, this shall not impede or waive Customer's rights under the Product Assurance Document.

            1.7 Determination of Target Critical Values for MTBUR and MTBF Targets.

                        1.7.1       Definitions.

                        R  =        number of Fleet Unscheduled Removals (for
                                    MTBUR) or Fleet Verified Failures (for
                                    MTBF) during Reporting Period.

                        M  =        applicable MTBUR Target or MTBF Target for
                                    the Specified Component (as set forth in Section 1.9 herein).

                        C  =        Critical Value Multiplier (determined using
                                    the table below) which corresponds to the value of "R" as defined above.
                                    (Interpolation is to be used for values not shown in the table below.)





P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-085   Page 9


                        1.7.2       Target Critical Value Calculation.

                        The Target Critical Value (used to determine if an MTBUR Deficiency or an MTBF Deficiency exists) for any Specified Component will be calculated as follows:

                         Target Critical Value = CM

                        1.7.3       Table of Critical Value Multipliers.

                   R          C            R          C
                   --         --           --         ---
                    4       .436           18        .712
                    5       .486           19        .719
                    6       .525           20        .726
                    7       .556           25        .754
                    8       .582           30        .776
                    9       .604           40        .803
                   10       .622           50        .824
                   11       .638           75        .855
                   12       .652          100        .874
                   13       .665          200        .911
                   14       .677          300        .926
                   15       .687          400        .935
                   16       .697          500        .943
                   17       .704         1000 or     .946
                                         more

            Note: The table values are derived from the chi-square confidence limits for the exponential distribution. Each critical value multiplier is the reciprocal of a 90% one-sided upper confidence limit.

            1.8         Additional Spare Specified Components Formula.

                        1.8.1       Definitions.

                        M  =        applicable MTBUR or MTBF Target for the
                                    Specified Component

                        m  =        Fleet Achieved MTBUR or MTBF





P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-085   Page 10


                        N  =        total number of installed Specified
                                    Components, i.e, number of Covered Aircraft operated during the Reporting Period or, if applicable, Special Reporting Period times the number of such Specified Components installed per Covered Aircraft.

                        T  =        Turnaround-Time (in calendar days)

                        u  =        Average daily utilization (total actual
                                    Fleet flying hours, takeoff to touchdown, divided by total number of Fleet in-service calendar days) during the latest Reporting
                                    Period or, if applicable, Special Reporting
                                    Period

The quantity of spare Specified Components (Q) to be offered pursuant to
Section 1.3.1(c) is:

                        Q = (T)(u)(N)(M-m)
                                     -----
                                      (Mm)

                        1.8.2 If Q is less than 1, then Customer will be entitled to one (1) spare Specified Component. Any value of Q greater than 1 will be rounded to the nearest whole number.

            1.9         Specified Components.

                                                                Qty.
Part                 Part                                        Per            MTBUR             MTBF
Number               Name                                        A/C           Target           Target
------               ----                                        ---           ------           ------
285A1010             Stall Management Computer/                    2           15,000           30,000
                     Yaw Damper (SMYD)

285A1200             Flap/Slat Electronics Unit (FSEU)             1           15,000           20,000

285A1300             Engine Accessory Unit (EAU)                   1           15,000           30,000

285A1600             Proximity Switch Electronics Unit             1           15,000           20,000
                     (PSEU)

Note: The above listing may be subject to change based on the ongoing design of the Aircraft systems in which the Specified Components will be incorporated. Should change occur, a final listing will be furnished Customer prior to delivery of the first Aircraft.





P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-085   Page 11


2.          Supplier Component Reliability Commitments.

            2.1         Supplier MTBUR/MTBF Commitments.

            Boeing has obtained component reliability commitments and, for fault tolerant systems, system reliability commitments, enforceable by Customer, from suppliers of certain systems, accessories, equipment and parts as listed on Attachment A hereto which are selected and purchased by Boeing but which are not manufactured to Boeing's detailed design and which will be installed in the Aircraft at time of delivery (Supplier Commitments). These commitments are based on the supplier's contractual targets for Mean Time Between Unscheduled Removals (MTBUR) and Mean Time Between Failures (MTBF). Boeing will furnish copies of such supplier MTBUR/MTBF commitment to Customer, in Boeing Document No. D6-56115, "Supplier Product Support and Product Assurance Document - All Boeing Model Airplanes," prior to delivery of the first Aircraft.

            2.2         Boeing Support of Supplier MTBUR/MTBF Commitment.

            Customer will be responsible for submitting any reliability reports directly to suppliers, however if any supplier defaults in the performance of any material obligation with respect to the Supplier Commitments obtained by Boeing pursuant to Section 2.1 above, then the terms and conditions set forth in Section 1 of this Letter Agreement will apply with respect to the supplier component involved, as if such component was a "Specified Component" (as defined in Section 1.2.12 of such Section 1) provided by Boeing, except that:

                        2.2.1 Customer will, within three (3) months after the occurrence of such default, submit to Boeing's Product Assurance Contracts Regional Manager at Renton, Washington, reasonable proof that such default has occurred.

                        2.2.2 The MTBUR and MTBF target values used will be the target values specified in the Supplier Commitments obtained by Boeing as described in Section 2.1 above.

                        2.2.3 Boeing will have the right to assign any or all of its applicable obligations and liabilities with respect to Section 2.1 to any supplier that Boeing may select, provided that Boeing will remain obligated, pursuant to this Section 2, to such applicable Section 1 provisions in the event of any further default by any such supplier.

At Boeing's request, Customer will assign to Boeing, and Boeing will be subrogated to, any of Customer's rights against such supplier as Boeing may reasonably require to permit Boeing to seek remedies from such supplier comparable to those provided by Boeing to Customer pursuant to such Section 1.





P.A. No. 1977

American Airlines, Inc.
6-1162-AKP-085   Page 12


3.          Confidential Treatment

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.


Very truly yours,

THE BOEING COMPANY





By
  ----------------------------------------------

Its            Attorney-In-Fact
   ---------------------------------------------


ACCEPTED AND AGREED TO this

Date:                                     , 1997
      ------------------------------------

AMERICAN AIRLINES, INC.



By
  ----------------------------------------------

Its
   ---------------------------------------------






P.A. No. 1977

Attachment A to 6-1162-AKP-085
Page 1


------------------------------------------------------------------------------------------------------------------------------------
  Nomenclature                           QPA     Supplier          Boeing P/N       Supplier P/N        MTBF Target    MTBUR Target
------------------------------------------------------------------------------------------------------------------------------------
Air Cycle Machine                         2     Allied AES        S210A001-1        2206400-1              25000           22500
*Power Distribution Panel  P91            1     Allied Canada     S281A601-1XXX     1151932-1 SER 1        60000           60000
*Power Distribution Panel P92             1     Allied Canada     S281A601-2XXX     1151934-1 SER 1        60000           60000
Standby Power Control Unit                1     Allied Canada     S281A601-3000     1151952-1 SER 1        17000           15000
(currently being re-evaluated)
290 Amp Latching Held Contactor           5     Allied Canada     S281A601-10       1151968-1 SER 1        75000           15000
290 Amp Electrically Held Contactor       1     Allied Canada     S281A601-11       1151970-1 SER 1        75000           15000
Differential Protection Current
   Transformer                            5     Allied Canada     S281A601-12       1152018-1 SER 1       100000           75000
**Basic APU Core                          1     Allied Engines    S351A401-201      3500702                10000            8500
**Electronic Control Unit                 1     Allied Engines    S351A401-221      2118966-221            18000           15000
**Fuel Control Unit                       1     Allied Engines    S351A401-201      411921-4               18000           15000
**Fuel Flow Divider                       1     Allied Engines    S351A401-201      3883830-1              78900           44400
**Ignition Unit                           1     Allied Engines    S351A401-201      3888058-5              41600           31600
**Ignition Lead                           1     Allied Engines    S351A401-201      3876132-12            250000          100000
**Ignition Plug                           1     Allied Engines    S351A401-201      305766-1              180000           15700
**Lube Module                             1     Allied Engines    S351A401-201      4131020-3              22000           10800
**Low Oil Pressure Switch                 1     Allied Engines    S351A401-201      3876225-1              70000           35000
**Temperature Control Valve               1     Allied Engines    S351A401-201      160550-1              100000           80000
**Total Pressure (P1) Sensor              1     Allied Engines    S351A401-201      3876226-1              45000           20600
**Delta Pressure Sensor                   1     Allied Engines    S351A401-201      3876227-2              40000           21220
**Inlet Pressure (P2) Sensor              1     Allied Engines    S351A401-201      3876225-2              45000           20220
**Surge Control Valve                     1     Allied Engines    S351A401-201      3291238-2              24000           15000
**Speed Sensor                            1     Allied Engines    S351A401-201      3876223-1             300000          112000
**EGT Thermocouples (2 Rakes)             1     Allied Engines    S351A401-201      3876271-1             200000          100000
**Data Memory Module (DMM)                1     Allied Engines    S351A401-201      3876287-1             120000           96000
**Inlet Guide Vane Actuator               1     Allied Engines    S351A401-201      3886188-2              37400           29300
**Low Oil Quantity Switch                 1     Allied Engines    S351A401-201      3876298-3              50000           40000
**Oil Cooler                              1     Allied Engines    S351A401-201      160564-1              210000          189000
**APU Wiring Harness                      1     Allied Engines    S351A401-201      3888407-2             280000          154000
**Starter/Generator                       1     Allied Engines    S351A401-201      28B545-7               16000           14000
**Start Converter Unit                    1     Allied Engines    S351A401-241      1151858-241            10000            7000
**Start Power Unit                        1     Allied Engines    S351A401-261      1151984-261            16700           15000
**Bleed Control Valve                     1     Allied Engines    S351A401-201      3291214-2              24000           15000
Refuel Panel Indicator                    3     BFGoodrich        S345A001-001      10037-0750             96000           60000
Refuel Panel Indicator                    3     BFGoodrich        S345A001-005      10037-0770             96000           60000
Processor                                 1     BFGoodrich        S345A001-010      30128-01               30000           17000
------------------------------------------------------------------------------------------------------------------------------------


* = Reliability targets include only the chassis, rigid bus, wiring, connectors and terminals
** = MTBF and MTBUR are calculated in APU operating hours
*** = Initial MTBF is 9000 and initial MTBUR is 2250 (initial target is from delivery of each airlines 1st airplane to 24 months)

Attachment A to 6-1162-AKP-085
Page 2


------------------------------------------------------------------------------------------------------------------------------------
  Nomenclature                                 QPA     Supplier         Boeing P/N     Supplier P/N      MTBF Target   MTBUR Target
------------------------------------------------------------------------------------------------------------------------------------
Compensator                                     3     BFGoodrich       S345A001-020     20202-01             6700000         600000
Tank Unit LT/RT#2                               2     BFGoodrich       S345A001-114     20200-0210           8500000        1200000
Tank Unit CTR #1, #8                            2     BFGoodrich       S345A001-205     20200-0213           8500000        1200000
Tank Unit CTR #2, #7                            2     BFGoodrich       S345A001-206     20200-0214           8500000        1200000
Tank Unit CTR #3, #6                            2     BFGoodrich       S345A001-207     20200-0216           8500000        1200000
Tank Unit CTR #4, #5                            2     BFGoodrich       S345A001-204     20200-0115           8500000        1200000
Tank Unit LT/RT #1                              2     BFGoodrich       S345A001-113     20200-0212           8500000        1200000
Tank Unit LT/RT #3                              2     BFGoodrich       S345A001-115     20200-0211           8500000        1200000
Tank Unit LT/RT #4                              2     BFGoodrich       S345A001-116     20200-0209           8500000        1200000
Tank Unit LT/RT #5                              2     BFGoodrich       S345A001-117     20200-0207           8500000        1200000
Tank Unit LT/RT #6                              2     BFGoodrich       S345A001-118     20200-0208           8500000        1200000
Tank Unit LT/RT #7                              2     BFGoodrich       S345A001-119     20200-0206           8500000        1200000
Tank Unit LT/RT #8                              2     BFGoodrich       S345A001-120     20200-0205           8500000        1200000
Tank Unit LT/RT #11, #12                        4     BFGoodrich       S345A001-121     20200-0202           8500000        1200000
Tank Unit LT/RT #9                              2     BFGoodrich       S345A001-109     20200-0104           8500000        1200000
Tank Unit LT/RT #10                             2     BFGoodrich       S345A001-110     20200-0103           8500000        1200000
Stall Management Computer/Yaw Damper            2     Boeing           285A1010                                30000          15000
Flap/Slat Electronics Unit                      1     Boeing           285A1200                                20000          15000
Engine Accessory Unit                           1     Boeing           285A1300                                30000          15000
Proximity Switch Electronics Unit               1     Boeing           285A1600                                20000          15000
Airborne Vibration Monitor                      1     Endevco          S360N021-203     6672M203               30000          30000
Airborne Vibration Monitor                      1     Endevco          S360N021-213     6672M213               30000          30000
Anti-Collision Light Power Supply               4     Grimes           S283A305-101     60-4983-3             60,000          15000
Aft Position Navigation Light                   2     Grimes           S283A313-103     30-2481-3             60,000          15000
Navigation Light Assembly                       1     Grimes           S283A313-1       30-2392-3             60,000          15000
Navigation Light Assembly                       1     Grimes           S283A313-2       30-2392-4             60,000          15000
Anti-Collision Light Assembly                   2     Grimes                            31-8138-1             60,000          15000
Integrated Wingtip Lens Assembly                1     Grimes                            31-8142-1             60,000          15000
Integrated Wingtip Lens Assembly                1     Grimes                            31-8142-2             60,000          15000
Upper Strobe Light                              1     Grimes           S283A305-1       30-2505-3             35,000          15000
Lower Strobe Light                              1     Grimes           S283A305-2       30-2506-3             35,000          15000
Strobe Light Lens Assembly                      2     Grimes                            31-8243-1             35,000          15000
Strobe Light Reflector Assembly                 2     Grimes                            31-8235-3             35,000          15000
Retractable Landing Light                       1     Grimes           S283A321-1       45-0351-1             35,000          15000
Retractable Landing Light                       1     Grimes           S283A321-2       45-0351-2             35,000          15000
Cable                                           1     Grimes           S283A305-201     60-4984-1              60000          15000
------------------------------------------------------------------------------------------------------------------------------------

* = Reliability targets include only the chassis, rigid bus, wiring, connectors and terminals
** = MTBF and MTBUR are calculated in APU operating hours
*** = Initial MTBF is 9000 and initial MTBUR is 2250 (initial target is from delivery of each airlines 1st airplane to 24 months)

Attachment A to 6-1162-AKP-085
Page 3


------------------------------------------------------------------------------------------------------------------------------------
  Nomenclature                          QPA    Supplier                    Boeing P/N    Supplier P/N    MTBF Target   MTBUR Target
------------------------------------------------------------------------------------------------------------------------------------
Cable                                   1     Grimes                      S283A305-202    60-4984-3           60000          15000
Cable                                   1     Grimes                      S283A305-203    60-4984-5           60000          15000
Cable                                   1     Grimes                      S283A305-201    60-4984-11          60000          15000
Cable                                   1     Grimes                      S283A305-202    60-4984-13          60000          15000
Air Data Inertial
  Reference Unit (ADIRU)                2     Honeywell                   S242A101-001    HG2050AC01          17000          15000
ISDU                                    1     Honeywell                   10-62042-103    CG1135AC03          12000          10000
FCC                                     2     Honeywell                   10-62038-5      4051600-915         15000
Window Heat Control Unit                4     Koito                       10-61833-4      83000-05603         33884          23000
Main Rudder Power Control Unit          1     Parker Hannifin             S251A301-1      381500-1001         32118          27674
Standby Rudder Power Control Unit       1     Parker Hannifin             S251A302-1      381200-1001        171900          92447
Wiper Motor                             1     Rosemount                   10-61329-31     2313M-347-1         38000          38000
Wiper Motor Converter                   1     Rosemount                   10-61329-32     2313M-348-1         38000          38000
Logic Control Module                    1     Rosemount                   S417T108-15     1742F7              60000          60000
ADM                                           Sextant                     S242W600-100    C17001AA01         100000
Autothrottle Computer                   1     Smiths Industries           10-62017-51     760SUE1-1        ***18000        ***4500
Autothrottle Servo Motor                2     Smiths Industries           S254A114-1      305RAA1             69000            n/a
Bus Power Control Unit                  1     Sundstrand                  S281A001-301    762187              25000           9000
Generator Control Unit                  3     Sundstrand                  S281A001-201    762185              25000           9000
Integrated Drive Generator              2     Sundstrand                  S281A001-101    761574              18000          10800

Horizontal Stabilizer
  Ballscrew Assy                        1     Umbra Cuscinetti            10-62210-2      07322P000-1       2500000           n/a
Trailing Edge Flap Ball Screws          2     Umbra Cuscinetti            S256A401-1      B21733             100000           n/a
Trailing Edge Flap Drive Screws         2     Umbra Cuscinetti            S256A401-2      B21734             100000           n/a
Trailing Edge Flap Drive
  Ball Screws                           4     Umbra Cuscinetti            S256A401-3      B21735             100000           n/a
Airborne Vibration Monitor              1     Vibrometer                  S360N021-103    241-258-002         30000          30000
Airborne Vibration Monitor              1     Vibrometer                  S360N021-113    241-258-031-1       30000          30000
Stabilizer Trim Motor                   1     Vickers                     10-62233-4      6355                35000          33250
Stabilizer Trim Motor                   1     Vickers                     10-62233-5      B0001-01            35000          33250
APU Upper Detector                      1     Whittaker Safety Systems    S332T100-27     902013             160000          40000
APU Lower Detector                      1     Whittaker Safety Systems    S332T100-28     902014             160000          40000
Engine Upper Detector                   2     Whittaker Safety Systems    S332T100-29     902015-01           60000          15000
Engine Lower Detector                   2     Whittaker Safety Systems    S332T100-30     902016-01           60000          15000
Engine After Core Detector              2     Whittaker Safety Systems    S332T100-31     902017-01           60000          15000
Engine Right Side Detector              2     Whittaker Safety Systems    S332T100-38     902018-01           60000          15000
APU Exhaust Detector                    1     Whittaker Safety Systems    S332T100-42     902020             160000          40000
Engine After Core Detector              2     Whittaker Safety Systems    S332T100-43     902862              60000          15000
Engine Lower Detector                   2     Whittaker Safety Systems    S332T100-44     902864              60000          15000
Module                                  1     Whittaker Safety Systems    S332A250-1      901950-01           15000          15000
------------------------------------------------------------------------------------------------------------------------------------

* = Reliability targets include only the chassis, rigid bus, wiring, connectors and terminals
** = MTBF and MTBUR are calculated in APU operating hours
*** = Initial MTBF is 9000 and initial MTBUR is 2250 (initial target is from delivery of each airlines 1st airplane to 24 months)

6-1162-AKP-088


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:   Purchase Agreement No. 1978 between The Boeing Company and
             American Airlines, Inc. relating to Model 757-223 Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

3.        Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or the Purchase Agreement.



P.A. No. 1978

American Airlines, Inc.
6-1162-AKP-088 Page 2




Very truly yours,

THE BOEING COMPANY



By
   ------------------------------------------

Its            Attorney-In-Fact
   ------------------------------------------

ACCEPTED AND AGREED TO this

Date:                                  , 1997
     ----------------------------------
AMERICAN AIRLINES, INC.



By
   ------------------------------------------

Its
   ------------------------------------------




P.A. No. 1978

6-1162-AKP-089


American Airlines, Inc.
P.O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:                Purchase Agreement No. 1978 between The Boeing
                          Company and American Airlines, Inc. relating to Model
                          757-223 aircraft


         This letter agreement ("Letter Agreement") is entered into on the date below, and constitutes a part of the above-referenced Purchase Agreement, as the same may hereafter be amended, modified or supplemented and including, without limitation, as part thereof the exhibits, appendices, schedules, attachments and letter agreements thereto (the "757-223 Purchase Agreement").

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

         11. CONFIDENTIAL TREATMENT. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Applicable Purchase Agreements.







P.A. No.1978

American Airlines, Inc.
6-1162-AKP-089 Page 2





Very truly yours,

THE BOEING COMPANY



By
  --------------------------------------

Its        Attorney-In-Fact
   -------------------------------------


ACCEPTED AND AGREED TO this

Date:                             , 1997
     -----------------------------

AMERICAN AIRLINES, INC.



By
  --------------------------------------

Its
   -------------------------------------


Attachment A:        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                     REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment B:        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                     REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment C:        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                     REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment D:        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                     REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment E:        [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                     REQUEST FOR CONFIDENTIAL TREATMENT.]






P.A. No.1978

                               ATTACHMENT A-1 TO
                        LETTER AGREEMENT 6-1162-AKP-089
                                    757-223


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                               ATTACHMENT A-2 TO
                        LETTER AGREEMENT 6-1162-AKP-089
                                    757-323




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                                ATTACHMENT B TO
                  LETTER AGREEMENT 6-1162-AKP-089 (MODEL 757)


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                                ATTACHMENT C TO
                  LETTER AGREEMENT 6-1162-AKP-089 (MODEL 757)

  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Attachment D to
6-1162-AKP-089
Page 1 of 1


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT.]










P.A. No. 1978

Attachment E to
6-1162-AKP-089
Page 1


[CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]









P.A. No. 1978

6-1162-AKP-090


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:         Aircraft Performance Guarantees

Reference:       Purchase Agreement No. 1978 between The Boeing Company and
                 American Airlines, Inc. relating to Model 757-223 Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

1.          Aircraft Performance Guarantees.

            The only Performance Guarantees applicable to the Aircraft are those set forth in Attachment A hereto. Such Performance Guarantees are exclusive and will expire upon delivery of the Aircraft to Customer.

2.          Confidential Treatment.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will




P.A. 1978
not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.


Very truly yours,

THE BOEING COMPANY



By
  -----------------------------

Its   Attorney-In-Fact
   ----------------------------

ACCEPTED AND AGREED TO this

Date:                      , 1997
     ----------------------

AMERICAN AIRLINES, INC.



By
  -----------------------------

Its
   ----------------------------


Attachment




P.A. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 1



                   MODEL  757-223  PERFORMANCE  GUARANTEES

                   SECTION                  CONTENTS
                      1           AIRCRAFT MODEL APPLICABILITY
                      2           FLIGHT PERFORMANCE
                      3           MAXIMUM STRUCTURAL PAYLOAD
                      4           SOUND LEVELS
                      5           AIRCRAFT CONFIGURATION
                      6           GUARANTEE CONDITIONS
                      7           GUARANTEE COMPLIANCE
                      8           EXCLUSIVE GUARANTEES





P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 2



1                AIRCRAFT  MODEL  APPLICABILITY

                 The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 757- 223 Aircraft with a maximum takeoff weight of at least 250,000 pounds, a maximum landing weight of 198,000 pounds, a maximum zero fuel weight of 184,000 pounds and a fuel capacity of 11,276 U.S. gallons, and equipped with Boeing furnished RB211-535E4-B engines.

2                FLIGHT PERFORMANCE

2.1              MISSION

2.1.1            MISSION PAYLOAD

                 The payload for a stage length of 3,040 nautical miles in still air (equivalent to a distance of 2,523 nautical miles with a 78 knot headwind, representative of a Miami to Seattle route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

                 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                 Conditions and operating rules:

                 Stage       The stage length is defined as the sum of the
                 Length:     distances for the climbout maneuver, climb,
                             cruise, and descent.

                 Takeoff:    The airport altitude is 11 feet.

                             The airport temperature is 73 degrees F.

                             The runway length is 10,502 feet.





P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 3



                             An Aircraft center of gravity location at the most forward center of gravity limit.

                             Maximum takeoff thrust is used for the takeoff.

                             The takeoff gross weight shall conform to FAA Regulations.

                 Climbout    Following the takeoff to 35 feet, the Aircraft
                 Maneuver:   accelerates to 250 KCAS while climbing to 1,500
                             feet above the departure airport altitude and retracting flaps and landing gear.

                 Climb: The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

                             The Aircraft then accelerates at a rate of climb of 500 feet per minute to a climb speed of 290 KCAS.

                             The climb continues at 290 KCAS until 0.80 Mach number is reached.

                             The climb continues at 0.80 Mach number to the initial cruise altitude.

                             The temperature is standard day during climb.

                             Maximum climb thrust is used during climb.

                 Cruise:     The Aircraft cruises at 0.80 Mach number.

                             The initial cruise altitude is 31,000 feet.





P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 4



                             A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

                             The temperature is standard day during cruise.

                             The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

               Descent: The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

                             Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

                             The temperature is standard day during descent.

               Approach      The Aircraft decelerates to the final approach
               and           speed while extending landing gear and flaps, then
               Landing       descends and lands.
               Maneuver:
                             The destination airport altitude is 429 feet.

               Fixed         For the purpose of this guarantee and for the
               Allowances:   purpose of establishing compliance with this
                             guarantee, the following shall be used as fixed quantities and allowances:

                             Taxi-out:
                                  Fuel      585  Pounds
                                  Time    0.250  Hours





P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 5



                             Takeoff and Climbout Maneuver:
                                  Fuel        885 Pounds
                                  Distance    4.5 Nautical Miles


                             Approach and Landing Maneuver:
                                  Fuel        370 Pounds

                             Taxi-in (shall be consumed from the reserve fuel):
                                  Fuel        310 Pounds
                                  Time      0.133 Hours

                             Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] Pounds

                             [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

2.1.2            MISSION  BLOCK  FUEL

                 The block fuel for a stage length of 3,040 nautical miles in still air (equivalent to a distance of 2,523 nautical miles with a 78 knot headwind, representative of a Miami to Seattle route) with a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

                 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]







P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 6



               Conditions and operating rules are the same as Paragraph 2.1.1 except as follows:

               Block Fuel:   The block fuel is defined as the sum of the fuel
                             used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

               Fixed
               Allowances:   For the purpose of this guarantee and for the
                             purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                             Operational Empty Weight, OEW
                             (Paragraph 2.12.4): [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] Pounds

                             Taxi-out:
                                 Fuel       585 Pounds
                                 Time     0.250 Hours

                             Takeoff and Climbout Maneuver:
                                 Fuel       875 Pounds
                                 Distance   4.5 Nautical Miles

                             Approach and Landing Maneuver:
                                 Fuel       370 Pounds

                             Taxi-in (shall be consumed from the
                                   reserve fuel):
                                   Fuel     310 Pounds
                                   Time   0.133 Hours

                             Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] Pounds





P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 7



                             [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

2.1.3            OPERATIONAL EMPTY WEIGH  BASIS

                 The Operational Empty Weight (OEW) derived in Paragraph 2.1.4 is the basis for the mission guarantees of Paragraphs 2.1.1 and 2.1.2.





P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 8



2.1.4            757-223 WEIGHT SUMMARY -  AMERICAN AIRLINES

                                                            Pounds
                                                            ------
Standard Model Specification MEW                            118,394
     Detail Specification D6-44010
          dated  6-19-87

      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



                                                      Quantity     Pounds       Pounds
* Seat Weight Included:                                                         #

      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

---------------------
# [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]




P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 9



2.1.5            STANDARD AND OPERATIONAL ITEMS ALLOWANCE

                                                        Quantity      Pounds        Pounds        Pounds
Standard Items Allowance                                                                           3,297

   Unusable Fuel                                                                       261
   Oil                                                                                 195
   Oxygen Equipment                                                                     63
   Miscellaneous Equipment                                                             178
      Medical Kit                                             1
      First Aid Kit                                           4
      Smoke Hoods                                             5
      Megaphones                                              2
      Flashlights                                             8
      Life Vest (Crew)                                       10
      Crash Axe                                               1
      Smoke Goggles                                           4
      Survival Packs                                          6
      Emergency Transmitters                                  2
   Galley Structure & Fixed Inserts                                                  2,600


Operational Items Allowance                                                                            #

   Crew and Crew Baggage                                                             1,360
      Flight Crew                                             2          340
      Cabin Crew                                              6          810
      Baggage  8                                            160
      Briefcases                                              2           50
   Removable Service Equipment                                                           #
      Passenger Service Equipment                                          #
      Carts                                                                #
   Food and Beverage                                                                 2,400
   Potable Water - 60 Gallons                                                          531
   Waste Tank Disinfectant                                                             100
   Emergency Equipment                                                               1,339
      Escape Slides                                           2          212
      Slide Rafts                                             6          636
      Life Rafts                                              2          200
   [CONFIDENTIAL MATERIAL OMITTED AND FILED
   SEPARATELY WITH THE SECURITIES AND
   EXCHANGE COMMISSION PURSUANT TO A
   REQUEST FOR CONFIDENTIAL TREATMENT.]                       #            #

Total Standard and Operational Items Allowance                                                         #

-----------
# [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 10



3                MAXIMUM  STRUCTURAL  PAYLOAD

                 The maximum structural payload, as represented by the maximum design zero fuel weight minus the OEW (based on the American Airlines weight allowances derived in Paragraph 2.1.4) shall not be less than the following guarantee value:

                             NOMINAL:       50,720 Pounds
                             TOLERANCE:     -1,225 Pounds
                             GUARANTEE:     49,495 Pounds

4                SOUND  LEVELS

4.1              COMMUNITY  SOUND  LEVELS

                 The Aircraft shall be certified in accordance with Stage 3 requirements of FAR Part 36, essentially equivalent to ICAO Annex 16, Volume 1, Chapter 3.

4.2              INTERIOR  SOUND  LEVELS  IN  FLIGHT

                 The sound level at the head position of a seated pilot or passenger during cruise shall not be more than the following guarantee value:


                 Overall Sound Pressure Levels                        OASPL
                                                                      -----
                      Pilot's Inboard Ear             NOMINAL:       80    dB
                                                      TOLERANCE:     +3    dB
                                                      GUARANTEE:     83    dB

                      Passenger Aisle Seats           NOMINAL:       83    dB
                      Forward of Station 645          TOLERANCE:     +3    dB
                                                      GUARANTEE:     86    dB

                      Passenger Aisle Seats           NOMINAL:       87    dB
                      At Station 683 and Aft          TOLERANCE:     +3    dB
                                                      GUARANTEE:     90    dB





P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 11


                 Speech Interference Levels                               SIL
                                                                          ---
                      Pilot's Inboard Ear             NOMINAL:       66    dB
                                                      TOLERANCE:     +3    dB
                                                      GUARANTEE:     69    dB

                      Passenger Aisle Seats           NOMINAL:       68    dB
                      Forward of Station 645          TOLERANCE:     +3    dB
                                                      GUARANTEE:     71    dB

                      Passenger Aisle Seats           NOMINAL:       63    dB
                      At Station 683 and Aft          TOLERANCE:     +3    dB
                                                      GUARANTEE:     66    dB

4.3              RAMP SOUND LEVELS

                 The sound level at ramp locations during Aircraft ground operation shall not be more than the following guarantee value:

                 A-weighted Sound Levels                                  dBA
                                                                           ---
                      Forward and Aft                 NOMINAL:       82    dBA
                      Cargo Doors                     TOLERANCE:     +3    dBA
                                                      GUARANTEE:     85    dBA
                      Passenger Entry Doors           NOMINAL:       82    dBA
                      (left side)                     TOLERANCE:     +3    dBA
                                                      GUARANTEE:     85    dBA
                      Underwing Fueling               NOMINAL:       82    dBA
                      Locations                       TOLERANCE:     +3    dBA
                                                      GUARANTEE:     85    dBA

5                AIRCRAFT CONFIGURATION

5.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision S of Detail Specification D6-44010-75 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause





P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 12



                 changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2 The guarantee payload of Paragraph 2.1.1 and the Maximum Structural Payload guarantee of Section 3 will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

                 (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

                 (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

6                GUARANTEE CONDITIONS

6.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 757-200 Certification Basis regulations specified in the Type Certificate Data Sheet A2NM, Revision 3, dated December 30, 1986.

6.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.





P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 13



6.4 The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 210 mph tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required.

6.5 The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 110 kilowatts total electrical load.
                 Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75degreesF, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,680 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 55 percent). The APU is turned off unless otherwise specified.

6.6 The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 26 percent of the mean aerodynamic chord.

6.7 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.70 pounds per U.S. gallon.





P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 14



6.8 Sound pressure levels are measured in decibels (dB) referred to the standard reference pressure of 20 micro Pascals. Overall sound pressure level (OASPL) is defined to be the sound pressure level for the frequency range from 45 to 11,200 Hz. Speech interference level (SIL) is defined to be the arithmetic average of sound pressure levels in the three octave bands with center frequencies at 1,000, 2,000 and 4,000 Hz. A-weighted sound level (dBA) is as defined in American National Standards Association S1.4-1983 for the frequency range from 45 to 11,200 Hz.

6.9 The guarantee for interior sound levels in flight pertains to normal operation of an Aircraft in cruise during straight and level flight at an altitude of 35,000 feet and 0.80 Mach number. The Aircraft shall have a complete interior installation including standard thermal/ acoustic insulation, all lining and partition panels, a full shipset of fabric upholstered seats and floor covering in the passenger cabin. The interior configuration is defined in LOPS-5720-2810. The procedures used for the measurement of interior sound levels shall be equivalent to those in SAE ARP 1323.

6.10 The guarantee for ramp sound levels pertains to a parked Aircraft during in-service turn around with the APU, all environmental control system packs, environmental control system recirculation fans, electronic equipment cooling fans and vent fans operating and with the main propulsion engines not operating. The guarantees pertain to APU and environmental control system pack operation at an outside ambient temperature of 25degreesC (77 degrees F). The procedures used for the measurement of ramp sound levels shall be equivalent to those in SAE ARP 1307.





P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 15



7                GUARANTEE COMPLIANCE

7.1 Compliance with the guarantees of Sections 2, 3, and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2 Compliance with the takeoff portion of the mission guarantees and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 757-200.

7.3 Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.4 The OEW used for compliance with the mission guarantee and the maximum structural payload guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 3-60-0 of the Detail Specification.

7.5 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.6 Compliance with the guarantee for interior sound levels in flight shall be demonstrated by Boeing Document D047N403. Compliance with the guarantee for ramp sound levels shall be demonstrated by Boeing Document D527N125. The compliance documentation shall be based on sound level surveys on production 757-200 aircraft, acoustically similar to the Customer's Aircraft. These sound levels shall be adjusted for sound level increases resulting from Buyer Furnished Equipment, Boeing Purchased Equipment and from changes to the Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement.





P.A. No. 1978

Attachment A to Letter Agreement
No. 6-1162-AKP-090
RB211-535E4-B Engines
Page 16



7.7 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

8                EXCLUSIVE GUARANTEES

                 The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.





P.A. No. 1978

6-1162-AKP-091


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:     Purchase Agreement No. 1978 between The Boeing Company and
               American Airlines, Inc. relating to Model 757-223 Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

8.      Confidential Treatment.

        Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.




P.A. No. 1978

American Airlines, Inc.
6-1162-AKP-091  Page 2



Very truly yours,

THE BOEING COMPANY



By
   -------------------------------

Its       Attorney-In-Fact
    ------------------------------

ACCEPTED AND AGREED TO this

Date:                              , 1997
      ----------------------------

AMERICAN AIRLINES, INC.



By
   -------------------------------

Its
    ------------------------------

Attachments



P.A. No. 1978

Attachment A to
6-1162-AKP-091
Page 1






[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]









P.A. No. 1978

Attachment B to
6-1162-AKP-091






[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]




P.A. No. 1978

6-1162-AKP-092


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:                757 Miscellaneous Commitments

Reference:              Purchase Agreement No. 1978 between The Boeing Company
                        and American Airlines, Inc. relating to Model 757-223
                        Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

5.          Confidential Treatment.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.




P.A. No.1978

American Airlines, Inc.
6-1162-AKP-092  Page 2




Very truly yours,

THE BOEING COMPANY



By
  ----------------------------------------------

Its            Attorney-In-Fact
   ---------------------------------------------


ACCEPTED AND AGREED TO this

Date:                                     , 1997
      ------------------------------------

AMERICAN AIRLINES, INC.



By
  ----------------------------------------------

Its
   ---------------------------------------------

6-1162-AKP-093


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:                Escalation Sharing

Reference:              Purchase Agreement No. 1978 between The Boeing Company
                        and American Airlines, Inc. relating to Model 757-223
                        Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

1.          Commitment.

            Boeing agrees to share one-half of the Escalation Adjustment to the Airframe Price and the Optional Features Price of each Aircraft which is attributable to each of the years 1997 and 1998, as more fully set forth in this Letter Agreement; provided, however, in no event will Boeing's share of such Escalation Adjustment exceed three percent (3%) for each such year.

            All escalation calculations under this Letter Agreement will be made in accordance with the Airframe Escalation Adjustment Document, using actual escalation indices published for the applicable period.

2.          Computation of 1997 Escalation Factors.

            For purposes of determining the Escalation Sharing Factor ("ESF") applicable to each Aircraft pursuant to Section 4 of this Letter Agreement, a 1997 Unadjusted Escalation Factor and a 1997 Adjusted Escalation Factor will be determined in accordance with Sections 2.1 and 2.2 below.





P.A. No. 1978

American Airlines, Inc.
6-1162-AKP-093   Page 2


            2.1         1997 Unadjusted Escalation Factor.

                        The amount determined pursuant to the following formula will be the 1997 Unadjusted Escalation Factor ("UEF(97)"):

                        UEF(97) =   (LM(97)/LM(96)) - 1

                        where:

                        LM(97) = the sum of the "L" factor and the "M" factor, in each case computed in accordance with the Airframe Escalation Adjustment Document using a notional delivery month of December 1997

                        LM(96) = 1.0507 (which is the sum of the "L" factor and the "M" factor, in each case computed in accordance with the Airframe Escalation Adjustment Document using a notional delivery month of December 1996)

            2.2         1997 Adjusted Escalation Factor.

                        The amount determined pursuant to the formula set forth in (a) or (b) below, as applicable, will be the 1997 Adjusted Escalation Factor ("AEF(97)"):

                        a)          If the UEF(97) factor determined pursuant to
Section 2.1 is greater than six percent (0.06), then the 1997 Adjusted Escalation Factor will be determined in accordance with the following formula:

                        AEF(97) =   (LM(97)/LM(96)) - .03

                        b)          If the UEF(97) factor determined pursuant to
Section 2.1 is less than or equal to six percent (0.06), then the 1997 Adjusted Escalation Factor will be determined in accordance with the following formula:

                        AEF(97) =   (((LM(97)/LM(96)) - 1) / 2) + 1

3.          Computation of 1998 Escalation Factors.

            For purposes of determining the ESF applicable to each Aircraft pursuant to Article 4 of this Letter Agreement, a 1998 Unadjusted Escalation Factor and a 1998 Adjusted Escalation Factor will be determined in accordance with Sections 3.1 and 3.2 below.





P.A. No. 1978

American Airlines, Inc.
6-1162-AKP-093   Page 3



            3.1         1998 Unadjusted Escalation Factor.

                        The amount determined pursuant to the following formula will be the 1998 Unadjusted Escalation Factor ("UEF98"):

                        UEF(98) =   (LM(n)/LM(97)) - 1

                        where:

                        LM(n) = the sum of the "L" factor and the "M" factor, in each case computed in accordance with the Airframe Escalation Adjustment Document using (i) in the case of an Aircraft delivered in 1998, the Scheduled Delivery Month of the applicable Aircraft, or (ii) in the case of an Aircraft delivered in any year after 1998, a notional delivery month of December 1998

            3.2         1998 Adjusted Escalation Factor.

                        The amount determined pursuant to the formula set forth in (a) or (b) below, as applicable, will be the 1998 Adjusted Escalation Factor ("AEF(98)"):

                        a)          If the UEF(98) factor determined pursuant to
Section 3.1 is greater than six percent (0.06), then the 1998 Adjusted Escalation Factor will be determined in accordance with the following formula:

                        AEF(98) =   (LM(n)/LM(97)) - .03

                        b)          If the UEF(98) factor determined pursuant to
Section 3.1 is less than or equal to six percent (0.06), then the 1998 Adjusted Escalation Factor will be determined in accordance with the following formula:

                        AEF(98) =   (((LM(n)/LM(97)) - 1) / 2) + 1

4.          Credit Memoranda.

            4.1         Aircraft Delivered in 1998.

                        If applicable, Boeing will issue to Customer a credit memorandum with respect to each Aircraft delivered in 1998. The amount of each credit memorandum will be determined in accordance with the following formula:





P.A. No. 1978

American Airlines, Inc.
6-1162-AKP-093   Page 4



                        CM(98) =    [P(o) x LM(n)] - [P(o) x ESF]

                        where:

                        CM(98) = the dollar amount of the credit memorandum provided, however, if as a result of the foregoing formula the CM(98) factor is a negative number, then the CM(98) factor will be deemed to be zero for all purposes

                        P(o) =      the Airframe Price and the Optional
Features price applicable to the Aircraft

                        ESF =       (LM(96)) x (AEF(97)) x (AEF(98)) (such
                                    factors being determined pursuant to
                                    Sections 2.1, 2.2 and 3.2, respectively)

4.2         Aircraft Delivered in 1999 and thereafter.

            Boeing will issue to Customer a credit memorandum with respect to each Aircraft delivered in 1999 and each subsequent year. The amount of each such credit memorandum will be determined in accordance with the following formula:

            CM(esc) =   CM(n) x (LM(x)/LM(98))

            where:

            CM(esc) =   the dollar amount of the credit memorandum

            CM(n) =     [P(o) x LM(98)] - [P(o) x ESF]

            where:

            P(o) = the Airframe Price and the Optional Features Price applicable to the Aircraft

            LM(98) = the sum of the "L" factor and the "M" factor, in each case computed in accordance with the Airframe Escalation Adjustment Document using a notional delivery month of December 1998

            ESF = (LM(96)) x (AEF(97)) x (AEF(98)) (such factors being determined pursuant to Sections 2.1, 2.2 and 3.2, respectively)




P.A. No. 1978

American Airlines, Inc.
6-1162-AKP-093   Page 5




            LM(x) = the sum of the "L" factor and the "M" factor, in each case computed in accordance with the Airframe Escalation Adjustment Document using the Scheduled Delivery Month of the applicable Aircraft

            4.3         Application of Credit Memoranda.

                        Each credit memorandum will be applied in lieu of cash payments by Customer to pay in part the balance of the Aircraft Price due at the time of delivery of the Aircraft with respect to which such credit memorandum was issued.

5.          Confidential Treatment.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or the Purchase Agreement.

Very truly yours,

THE BOEING COMPANY



By
  ----------------------------------------------

Its            Attorney-In-Fact
   ---------------------------------------------


ACCEPTED AND AGREED TO this

Date:                                     , 1997
      ------------------------------------

AMERICAN AIRLINES, INC.



By
  ----------------------------------------------

Its
   ---------------------------------------------




P.A. No. 1978

6-1162-AKP-094


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

References:      (a) Purchase Agreement No. 1978 (PA 1978), dated as of even date herewith, between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to the Model 757-223 Aircraft described therein (PA 1978 Aircraft)

                 (b) Purchase Agreement No. 1440 (PA 1440) dated as of July 21,
                     1988 (PA 1440) between Boeing and Customer relating to the Model 757-223 Aircraft described therein (PA 1440 Aircraft)

                 (c) Letter Agreement No. 6-1162-RGP-266 to PA 1440 dated as of
                     February 1, 1991

                 (d) Letter Agreement No. 6-1162-DJV-289 to PA 1440 dated as of
                     August 21, 1996

                 (e) Letter Agreement No. 6-1162-RGP-878 to PA 1440 dated as of
                     March 7, 1995

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements PA 1978 and PA 1440. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to PA 1978 or in PA 1440 (as appropriate).

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. No. 1978

American Airlines, Inc.
6-1162-AKP-094
Page 2



7.          Confidential Treatment.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.


Very truly yours,

THE BOEING COMPANY



By
  ----------------------------------------------

Its            Attorney-In-Fact
   ---------------------------------------------


ACCEPTED AND AGREED TO this

Date:                                     , 1997
      ------------------------------------

AMERICAN AIRLINES, INC.



By
  ----------------------------------------------

Its
   ---------------------------------------------


Attachments



P.A. No. 1978

Attachment A to
6-1162-AKP-094


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]




P.A. No. 1978

Attachment B to
6-1162-AKP-094  Page  1



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]




P.A. No. 1978

6-1162-AKP-095


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:         Price Adjustment on Rolls-Royce Engines

Reference:       Purchase Agreement No. 1978 between The Boeing Company and
                 American Airlines, Inc. relating to Model 757-223 aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

1. It is understood by the parties that the Aircraft Basic Price of each Aircraft includes an aggregate Engine Price for Two (2) Rolls-Royce Model RB211-535E4B Engines of Fourteen Million Two Hundred Fourteen Thousand Dollars ($14,214,000). Such price may be adjusted by Rolls-Royce to reflect any change incorporated in such Engines in order to satisfy any new rules or regulations, or changes or amendments to the existing rules or regulations, issued by the FAA, or other applicable U.S. Federal Agency, after July 26, 1995 (Engine Modification).

2. Within 20 working days subsequent to the execution of the Purchase Agreement, Boeing will place a purchase order with Rolls-Royce for the Engines to be installed on the Aircraft. Notwithstanding other terms of this Letter Agreement, the Engine Price adjustment specified in Section 1 shall not apply to any Engines for which the scheduled delivery date to Boeing is less than twenty-four (24) months after the later of (i) the date of such purchase order between Boeing and Rolls-Royce or (ii) the date of Rolls-Royce notification to Boeing of such Engine Price adjustment.

3.          The parties therefore agree that notwithstanding the provisions of
Article 3 of the AGTA, if any Engine Modification is incorporated by Rolls-Royce on Engines installed on any of the Aircraft (other than Engines subject to Section 2) (i) Boeing will adjust the Aircraft Price of any such Aircraft by the amount that Rolls-Royce adjusts the Engine Price, as provided in Section 1 above; (ii) if any Engine Modification requires any change, modification or alteration to the Aircraft on which such Engines are installed (Aircraft





P.A. No. 1978

American Airlines, Inc.
6-1162-AKP-095   Page 2



Modification), the cost of accomplishing the Aircraft Modification will be added to the Aircraft Price of such Aircraft; (iii) notwithstanding the provisions of Article 7 of the AGTA, the time of delivery of such Aircraft will be extended to the extent of any delay attributable to any such Engine Modification or Aircraft Modification and said delay will be deemed an Excusable Delay under the provisions of the Purchase Agreement; and (iv) Boeing will, if necessary, revise the Detail Specification as required to reflect the effects of any Engine Modification or Aircraft Modification.

4.          Confidential Treatment.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.

Very truly yours,

THE BOEING COMPANY



By
  ----------------------------------------------

Its            Attorney-In-Fact
   ---------------------------------------------


ACCEPTED AND AGREED TO this

Date:                                     , 1997
      ------------------------------------

AMERICAN AIRLINES, INC.



By
  ----------------------------------------------

Its
   ---------------------------------------------





P.A. No. 1978

6-1162-AKP-097


American Airlines, Inc.
P. O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:              Purchase Agreement No. 1978 between The Boeing Company
                        and American Airlines, Inc. relating to Model 757-223
                        Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

6.          Confidential Treatment.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the applicable Purchase Agreement.





P.A. No. 1978

American Airlines, Inc.
6-1162-AKP-097   Page 2




Very truly yours,

THE BOEING COMPANY



By
  ----------------------------------------------

Its            Attorney-In-Fact
   ---------------------------------------------


ACCEPTED AND AGREED TO this

Date:                                     , 1997
      ------------------------------------

AMERICAN AIRLINES, INC.



By
  ----------------------------------------------

Its
   ---------------------------------------------





P.A. No. 1978

6-1162-AKP-099


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:              Purchase Agreement No. 1979 between The Boeing Company
                        and American Airlines, Inc. relating to Model 767-323ER
                        Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

6.          Confidential Treatment.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.





P.A. No. 1979

American Airlines, Inc.
6-1162-AKP-099  Page 2




Very truly yours,

THE BOEING COMPANY



By
  ----------------------------------------------

Its            Attorney-In-Fact
   ---------------------------------------------


ACCEPTED AND AGREED TO this

Date:                                     , 1997
      ------------------------------------

AMERICAN AIRLINES, INC.



By
  ----------------------------------------------

Its
   ---------------------------------------------





P.A. No. 1979

6-1162-AKP-100


American Airlines, Inc.
P.O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:    Purchase Agreement No. 1979 between The Boeing Company and
              American Airlines, Inc. relating to Model 767-323ER Aircraft


        This letter agreement ("Letter Agreement") is entered into on the date below, and constitutes a part of the above-referenced Purchase Agreement, as the same may hereafter be amended, modified or supplemented and including, without limitation, as part thereof the exhibits, appendices, schedules, attachments and letter agreements thereto (the "767-323ER Purchase Agreement").

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

        11. CONFIDENTIAL TREATMENT. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Applicable Purchase Agreements.


P.A. No. 1979

American Airlines, Inc.
6-1162-AKP-100  Page 2





Very truly yours,

THE BOEING COMPANY


By
   ----------------------------

Its     Attorney-In-Fact
   ----------------------------

ACCEPTED AND AGREED TO this
____ day of __________ , 1997:

AMERICAN AIRLINES, INC.


By
   ----------------------------

Its
    ---------------------------



Attachment A:  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
               SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment B:  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
               SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment C:  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
               SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment D:  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
               SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment E:  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
               SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. No. 1979

                               Attachment A-1 to
                        Letter Agreement 6-1162-AKP-100







[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                               Attachment A-2 to
                        Letter Agreement 6-1162-AKP-100





[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                                Attachment A-3 to
                         Letter Agreement 6-1162-AKP-100







[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                                 Attachment B to
                   Letter Agreement 6-1162-AKP-100 (Model 767)






[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                                 Attachment C to
                   Letter Agreement 6-1162-AKP-100 (Model 767)







[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Attachment D to
6-1162-AKP-100
Page 1









[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]




P.A. No. 1979

Attachment E to
6-1162-AKP-100
Page 1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]








P.A. No. 1979

6-1162-AKP-101


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:     Aircraft Performance Guarantees

Reference:   Purchase Agreement No. 1979  between The Boeing Company and
             American Airlines, Inc. relating to Model 767-323ER Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

1.       Aircraft Performance Guarantees.

         The only Performance Guarantees applicable to the Aircraft are those set forth in Attachment A hereto. Such Performance Guarantees are exclusive and will expire upon delivery of the Aircraft to Customer.

2.       Confidential Treatment.

         Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement





P.A. No. 1979

American Airlines, Inc.
6-1162-AKP-101  Page 2



or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.


Very truly yours,

THE BOEING COMPANY



By
   -----------------------------------------

Its            Attorney-In-Fact
   -----------------------------------------

ACCEPTED AND AGREED TO this

Date:                                 , 1997
     --------------------------------
AMERICAN AIRLINES, INC.



By
   -----------------------------------------

Its
   -----------------------------------------





P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 1



                     MODEL 767-323ER PERFORMANCE GUARANTEES


                     SECTION            CONTENTS
                        1           AIRCRAFT MODEL APPLICABILITY

                        2           FLIGHT PERFORMANCE

                        3           SOUND LEVELS

                        4           MAXIMUM STRUCTURAL PAYLOAD

                        5           AIRCRAFT CONFIGURATION

                        6           GUARANTEE CONDITIONS

                        7           GUARANTEE COMPLIANCE

                        8           EXCLUSIVE GUARANTEES





P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 2



1                 AIRCRAFT MODEL APPLICABILITY

                  The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 767-323ER Aircraft with a maximum takeoff weight of at least 408,000 pounds, a maximum landing weight of 310,000 pounds, a maximum zero fuel weight of 288,000 pounds and a fuel capacity of 24,140 U.S. gallons, and equipped with Boeing furnished CF6-80C2B6 engines.


2                 FLIGHT PERFORMANCE

2.1               MISSION

2.1.1             MISSION PAYLOAD

                  The payload for a stage length of 5,355 nautical miles in still air (equivalent to a distance of 4,620 nautical miles with a 63 knot headwind, representative of a Frankfurt to Dallas / Ft. Worth route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                  Conditions and operating rules:

Stage                     The stage length is defined as the sum of the
Length:                   distances for the climbout maneuver, climb, cruise,
                          and descent.

Takeoff:                  The airport altitude is 364 feet.

                          The airport temperature is 42(degree)F.

                          The runway length is 13,124 feet.



P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 3

                          An Aircraft center of gravity location at the most forward center of gravity limit. Maximum takeoff thrust is used for the takeoff. The takeoff gross weight shall conform to FAA Regulations.

Climbout
Maneuver:                 Following the takeoff to 35 feet, the Aircraft
                          accelerates to 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb: The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

                          The Aircraft then accelerates at a rate of climb of 500 feet per minute to a climb speed of 250 KCAS.

                          The climb continues at 250 KCAS until 0.80 Mach number is reached.

                          The climb continues at 0.80 Mach number to the initial cruise altitude.

                          The temperature is standard day during climb.

                          Maximum climb thrust is used during climb.

Cruise:                   The Aircraft cruises at 0.80 Mach number.

                          The initial cruise altitude is 31,000 feet.




P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 4


                          A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

                          The temperature is standard day during cruise.

                          The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent: The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

                          Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level. The temperature is standard day during descent.

Approach                  The Aircraft decelerates to the final approach speed
and Landing               while extending landing gear and flaps, then descends
Maneuver:                 and lands.

                          The destination airport altitude is 603 feet.

Fixed Allowances:         For the purpose of this guarantee and for the purpose
                          of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                          Taxi-out:
                                   Fuel                  705  Pounds
                                   Time                0.250  Hours




P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 5

                          Takeoff and Climbout Maneuver:

                                   Fuel                1,085  Pounds
                                   Distance                4  Nautical Miles

                          Approach and Landing Maneuver:

                                   Fuel                  400  Pounds

                          Taxi-in (shall be consumed from the reserve fuel):

                                   Fuel                  375  Pounds
                                   Time                0.133  Hours

                          Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] Pounds

                          [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 6

2.1.2             MISSION BLOCK FUEL

                  The block fuel for a stage length of 5,355 nautical miles in still air (equivalent to a distance of 4,620 nautical miles with a 63 knot headwind, representative of a Frankfurt to Dallas / Ft. Worth route) with a 43,910 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                  Conditions and operating rules are the same as Paragraph 2.12.1 except as follows:

         Block Fuel:              The block fuel is defined as the sum of the
                                  fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

         Fixed
         Allowances:              For the purpose of this guarantee and for
                                  the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:
                                  Operational Empty Weight, OEW (Paragraph
                                  2.12.4): 205,260 Pounds

                                  Taxi-out:
                                           Fuel                  705  Pounds
                                           Time                0.250  Hours

                                  Takeoff and Climbout Maneuver:
                                           Fuel                1,085  Pounds
                                           Distance                4  Nautical Miles

                                  Approach and Landing Maneuver:
                                           Fuel                  400  Pounds



P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 7

                                   Taxi-in (shall be consumed from the
                                            reserve fuel):
                                            Fuel                  375  Pounds
                                            Time                0.133  Hours

                                  Usable reserve fuel remaining upon completion of the approach and landing maneuver:
                                  [CONFIDENTIAL MATERIAL OMITTED AND FILED
                                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                  COMMISSION PURSUANT TO A REQUEST FOR
                                  CONFIDENTIAL TREATMENT.] Pounds

                                  [CONFIDENTIAL MATERIAL OMITTED AND FILED
                                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                  COMMISSION PURSUANT TO A REQUEST FOR
                                  CONFIDENTIAL TREATMENT.]

2.1.3             OPERATIONAL EMPTY WEIGHT BASIS

                  The Operational Empty Weight (OEW) derived in Paragraph 2.1.4 is the basis for the mission guarantees of Paragraph 2.1.1.


P.A. No. 1979

Atachment A to
6-1162-AKP-101 Page 8


2.1.4             767-323ER WEIGHT SUMMARY - AMERICAN AIRLINES

                                                                 Pounds
Standard Model Specification MEW                                 175,200
     Configuration Specification D6-T10330 Rev. B
          dated  14 March 1986

      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



                                    Quantity        Pounds       Pounds
* Seat Weight Included:                                            #

      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


-----------
# [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 9



2.1.5             STANDARD AND OPERATIONAL ITEMS ALLOWANCE

                                                         Quantity         Pounds        Pounds        Pounds
Standard Items Allowance                                                                               5,195

   Unusable Fuel                                                                           306
   Oil                                                                                     140
   Oxygen Equipment                                                                         83
   Miscellaneous Equipment                                                                  37
   Galley Structure & Fixed Inserts                                                      4,629

Operational Items Allowance                                                                                #

   Crew and Crew Baggage                                                                 2,105
      Flight Crew                                               2            340
      Cabin Crew                                               10          1,500
      Baggage   12                                            240
      Briefcases                                                1             25
   Catering Allowance                                                                        #
      (Includes [CONFIDENTIAL MATERIAL OMITTED AND
      FILED SEPARATELY WITH THE SECURITIES AND
      EXCHANGE COMMISSION PURSUANT TO A REQUEST
      FOR CONFIDENTIAL TREATMENT.] lb for Duty Free)
   Passenger Service Equipment                                                             860
   Potable Water - 149 Gallons                                                           1,240
   Waste Tank Disinfectant                                                                 100
   Emergency Equipment                                                                       #
   Cargo System (15 LD-4's)                                                                  #
Total Standard and Operational Items Allowance                                                             #

-----------
# [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]




P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 10


3                 MAXIMUM  STRUCTURAL  PAYLOAD

                  The maximum structural payload, as represented by the maximum design zero fuel weight minus the OEW (based on the American Airlines weight allowances derived in Paragraph 2.1.4) shall not be less than the following guarantee value:

                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


4                 SOUND  LEVELS

4.1               COMMUNITY  SOUND  LEVELS

                  The Aircraft shall be certified in accordance with the Stage 3 requirements of FAR Part 36, essentially equivalent to ICAO Annex 16, Volume 1, Chapter 3.

4.2               INTERIOR  SOUND  LEVELS  IN  FLIGHT

                  The sound level at the head position of a seated pilot or passenger during cruise shall not be more than the following guarantee value:

                  Overall               Sound                   Pressure                  Levels
                  OASPL
                  -----
                       Pilot's Inboard Ear:                          NOMINAL:                76     dB
                                                                     TOLERANCE:              +3     dB
                                                                     GUARANTEE:              79     dB

                       Passenger Aisle Seats                         NOMINAL:                83     dB
                       Forward of Station 600                        TOLERANCE:              +3     dB
                                                                     GUARANTEE:              86     dB

                       Passenger Aisle Seats                         NOMINAL:                88     dB
                       At Station 600 and Aft                        TOLERANCE:              +3     dB
                                                                     GUARANTEE:              91     dB




P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 11


                      Speech                      Interference                           Levels
                      SIL
                      ---
                       Pilot's Inboard Ear:                          NOMINAL:                64     dB
                                                                     TOLERANCE:              +3     dB
                                                                     GUARANTEE:              67     dB

                       Passenger Aisle Seats                         NOMINAL:                65     dB
                       Forward of Station 600                        TOLERANCE:              +3     dB
                                                                     GUARANTEE:              68     dB

                       Passenger Aisle Seats                         NOMINAL:                63     dB
                       At Station 600 and Aft                        TOLERANCE:              +3     dB
                                                                     GUARANTEE:              66     dB


4.3               SOUND  LEVELS  DURING  GROUND  OPERATION

                  The sound level at ramp locations during Aircraft ground operation shall not be more than the following guarantee value:

                  A-weighted Sound Levels
                  dBA
                  ---
                       Forward and Aft                               NOMINAL:                82     dBA
                       Cargo Doors                                   TOLERANCE:              +3     dBA
                                                                     GUARANTEE:              85     dBA

                       Passenger Entry Doors                         NOMINAL:                82     dBA
                       (left side)                                   TOLERANCE:              +3     dBA
                                                                     GUARANTEE:              85     dBA

                       Underwing Fueling                             NOMINAL:                82     dBA
                       Locations                                     TOLERANCE:              +3     dBA
                                                                     GUARANTEE:              85     dBA


5                 AIRCRAFT  CONFIGURATION

5.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision R7 of Detail Specification D6T10330AAL (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause




P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 12


                  changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2 The guarantee payload of Paragraph 2.1.1 and the Maximum Structural Payload guarantee of Section 3 will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

                  (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

                  (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

6                 GUARANTEE CONDITIONS

6.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 767-300 Certification Basis regulations specified in the Type Certificate Data Sheet A1NM, Revision 9, dated June 1, 1992.

6.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification,


P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 13


                  the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4 The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required.

6.5 The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 140 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75(degree)F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 5,700 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 50 percent). The APU is turned off unless otherwise specified.

6.6 The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 25 percent of the mean aerodynamic chord.



P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 14

6.7 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.70 pounds per U.S. gallon.

6.8 Sound pressure levels are measured in decibels (dB) referred to the standard reference pressure of 20 micro Pascals. Overall sound pressure level (OASPL) is defined to be the sound pressure level for the frequency range from 45 to 11,200 Hz. Speech interference level (SIL) is defined to be the arithmetic average of sound pressure levels in the three octave bands with center frequencies at 1,000, 2,000 and 4,000 Hz. A-weighted sound level (dBA) is as defined in American National Standards Association S1.4-1983 for the frequency range from 45 to 11,200 Hz.

6.9 The guarantee for interior sound levels in flight pertains to normal operation of an Aircraft in cruise during straight and level flight at an altitude of 35,000 feet and 0.80 Mach number. The Aircraft shall have a complete interior installation including standard thermal/acoustic insulation, all lining and partition panels, a full shipset of fabric upholstered seats and floor covering in the passenger cabin. The interior configuration is defined in LOPA 673-490. The procedures used for the measurement of interior sound levels shall be equivalent to those in SAE ARP 1323.

6.10 The guarantee for ramp sound levels pertains to a parked Aircraft during in-service turn around with the APU, all environmental control system packs, environmental control system recirculation fans, electronic equipment cooling fans and vent fans operating, and with the main propulsion engines not operating. The guarantees pertain to APU and environmental control system pack operation at an outside ambient temperature of 25(degree)C (77(degree)F). The procedures



P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 15

                  used for the measurement of ramp sound levels shall be equivalent to those in SAE ARP 1307.

7                 GUARANTEE  COMPLIANCE

7.1 Compliance with the guarantees of Sections 2, 3, and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 5 and the guarantee conditions of Section 6.

7.2 Compliance with the takeoff portion of the mission guarantees and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 767-300.

7.3 Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.4 The OEW used for compliance with the mission guarantee and the maximum structural payload guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 3-60-0 of the Detail Specification.

7.5 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.6 Compliance with the guarantee for interior sound levels in flight shall be demonstrated by Boeing Document D047T309. Compliance with the guarantee for ramp sound levels shall be demonstrated by Boeing Document D047T900. The compliance documentation shall be based on sound level surveys on production 767-300 aircraft acoustically similar to the


P.A. No. 1979

Attachment A to
6-1162-AKP-101 Page 16

                  Customer's Aircraft. These sound levels shall be adjusted for sound level increases resulting from Buyer Furnished Equipment, Boeing Purchased Equipment and from changes to the Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement.

7.7 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

8                 EXCLUSIVE GUARANTEES

                  The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.


P.A. No. 1979

6-1162-AKP-102


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL


Reference:    Purchase Agreement No. 1979 between The Boeing Company and
              American Airlines, Inc. relating to Model 67-323ER Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

This Letter Agreement cancels and supersedes Letter Agreement 6-1162-APS-1048, dated June 23, 1989, between Boeing and Customer.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

8.      Confidential Treatment.

        Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.


P.A. No. 1979

American Airlines, Inc.
6-1162-AKP-102  Page 2




Very truly yours,

THE BOEING COMPANY



By
   --------------------------------

Its      Attorney-In-Fact
   --------------------------------


ACCEPTED AND AGREED TO this

Date:                               , 1997
     ------------------------------

AMERICAN AIRLINES, INC.



By
   --------------------------------

Its
    -------------------------------


Attachments



P.A. No. 1979

Attachment A to
6-1162-AKP-102
Page 1


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]







P.A. No. 1979

Attachment B to
6-1162-AKP-102




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]




P.A. No. 1979

6-1162-AKP-103


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:         767 Miscellaneous Commitments

Reference:       Purchase Agreement No. 1979 between The Boeing Company and
                 American Airlines, Inc. relating to Model 767-323ER Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

3.          Confidential Treatment.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.







P.A. No.1979

American Airlines, Inc.
6-1162-AKP-103 Page 2





Very truly yours,

THE BOEING COMPANY



By
  -------------------------------------

Its        Attorney-In-Fact
   ------------------------------------


ACCEPTED AND AGREED TO this

Date:                            , 1997
     ----------------------------


AMERICAN AIRLINES, INC.



By
  -------------------------------------

Its
   ------------------------------------






P.A. No.1979

6-1162-AKP-104


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:                Escalation Sharing

Reference:              Purchase Agreement No. 1979 between The Boeing Company
                        and American Airlines, Inc. relating to Model 767-323ER
                        Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

1.          Commitment.

            Boeing agrees to share one-half of the Escalation Adjustment to the Airframe Price and the Optional Features Price of each Aircraft which is attributable to each of the years 1997 and 1998, as more fully set forth in this Letter Agreement; provided, however, in no event will Boeing's share of such Escalation Adjustment exceed three percent (3%) for each such year.

            All escalation calculations under this Letter Agreement will be made in accordance with the Airframe Escalation Adjustment Document, using actual escalation indices published for the applicable period.

2.          Computation of 1997 Escalation Factors.

            For purposes of determining the Escalation Sharing Factor ("ESF") applicable to each Aircraft pursuant to Section 4 of this Letter Agreement, a 1997 Unadjusted Escalation Factor and a 1997 Adjusted Escalation Factor will be determined in accordance with Sections 2.1 and 2.2 below.








P.A. No.1979

American Airlines, Inc.
6-1162-AKP-104 Page 2





            2.1         1997 Unadjusted Escalation Factor.

                        The amount determined pursuant to the following formula will be the 1997 Unadjusted Escalation Factor ("UEF(97)"):

                        UEF(97) =     (LM(97)/LM(96)) - 1

                        where:

                        LM(97)  =   the sum of the "L" factor and the "M"
                                    factor, in each case computed in accordance with the Airframe Escalation Adjustment
                                    Document using a notional delivery month of December 1997

                        LM(96)  =   1.0507 (which is the sum of the "L" factor
                                    and the "M" factor, in each case computed in accordance with the Airframe Escalation
                                    Adjustment Document using a notional
                                    delivery month of December 1996)

            2.2         1997 Adjusted Escalation Factor.

                        The amount determined pursuant to the formula set forth in (a) or (b) below, as applicable, will be the 1997 Adjusted Escalation Factor ("AEF(97)"):

                        a)          If the UEF(97) factor determined pursuant to
Section 2.1 is greater than six percent (0.06), then the 1997 Adjusted Escalation Factor will be determined in accordance with the following formula:

                        AEF(97) =     (LM(97)/LM(96)) - .03

                        b)          If the UEF97 factor determined pursuant to
Section 2.1 is less than or equal to six percent (0.06), then the 1997 Adjusted Escalation Factor will be determined in accordance with the following formula:

                        AEF(97) =     (((LM(97)/LM(96)) - 1) / 2) + 1

3.          Computation of 1998 Escalation Factors.

            For purposes of determining the ESF applicable to each Aircraft pursuant to Article 4 of this Letter Agreement, a 1998 Unadjusted Escalation Factor and a 1998 Adjusted Escalation Factor will be determined in accordance with Sections 3.1 and 3.2 below.




P.A. No.1979

American Airlines, Inc.
6-1162-AKP-104  Page 3




            3.1         1998 Unadjusted Escalation Factor.

                        The amount determined pursuant to the following formula will be the 1998 Unadjusted Escalation Factor ("UEF98"):

                        UEF98 =     (LMn/LM97) - 1

                        where:

                        LMn = the sum of the "L" factor and the "M" factor, in each case computed in accordance with the Airframe Escalation Adjustment Document using (i) in the case of an Aircraft delivered in 1998, the Scheduled Delivery Month of the applicable Aircraft, or (ii) in the case of an Aircraft delivered in any year after 1998, a notional delivery month of December 1998

            3.2         1998 Adjusted Escalation Factor.

                        The amount determined pursuant to the formula set forth in (a) or (b) below, as applicable, will be the 1998 Adjusted Escalation Factor ("AEF98"):

                        a)          If the UEF98 factor determined pursuant to
Section 3.1 is greater than six percent (0.06), then the 1998 Adjusted Escalation Factor will be determined in accordance with the following formula:

                        AEF98 =     (LMn/LM97 ) - .03

                        b)          If the UEF98 factor determined pursuant to
Section 3.1 is less than or equal to six percent (0.06), then the 1998 Adjusted Escalation Factor will be determined in accordance with the following formula:

                        AEF98 =      (((LMn/LM97 ) - 1) / 2) + 1

4.          Credit Memoranda.

            4.1         Aircraft Delivered in 1998.

                        If applicable, Boeing will issue to Customer a credit memorandum with respect to each Aircraft delivered in 1998. The amount of each credit memorandum will be determined in accordance with the following formula:





P.A. No. 1979

American Airlines, Inc.
6-1162-AKP-104  Page 4




                        CM98 =      [Po x LMn] - [Po x ESF]

                        where:

                        CM98 = the dollar amount of the credit memorandum provided, however, if as a result of the foregoing formula the CM98 factor is a negative number, then the CM98 factor will be deemed to be zero for all purposes

                        Po = the Airframe Price and the Optional Features price applicable to the Aircraft

                        ESF = (LM96) x (AEF97) x (AEF98) (such factors being determined pursuant to Sections 2.1,
                                    2.2 and 3.2, respectively)

4.2         Aircraft Delivered in 1999 and thereafter.

            Boeing will issue to Customer a credit memorandum with respect to each Aircraft delivered in 1999 and each subsequent year. The amount of each such credit memorandum will be determined in accordance with the following formula:

                        CMesc =     CMn x (LMx/LM98)

                        where:

                        CMesc =     the dollar amount of the credit memorandum

                        CMn =       [Po x LM98] - [Po x ESF]

                        where:

                        Po =        the Airframe Price and the Optional
                                      Features Price applicable to the Aircraft

                        LM98 =      the sum of the "L" factor and the "M"
                        factor, in each case computed in accordance with the Airframe Escalation Adjustment Document using a notional delivery month of December 1998

                        ESF = (LM96) x (AEF97) x (AEF98) (such factors being determined pursuant to Sections 2.1,
                                    2.2 and 3.2, respectively)





P.A. No. 1979

American Airlines, Inc.
6-1162-AKP-104  Page 5




                       LMx =        the sum of the "L" factor and the "M"
                       factor, in each case computed in accordance with the Airframe Escalation Adjustment Document using the Scheduled Delivery Month of the applicable Aircraft

                       4.3         Application of Credit Memoranda

                        Each credit memorandum will be applied in lieu of cash payments by Customer to pay in part the balance of the Aircraft Price due at the time of delivery of the Aircraft with respect to which such credit memorandum was issued.

5.          Confidential Treatment.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or the Purchase Agreement.

Very truly yours,

THE BOEING COMPANY



By
  --------------------------------------

Its        Attorney-In-Fact
   -------------------------------------

ACCEPTED AND AGREED TO this

Date:                             , 1997
     -----------------------------

AMERICAN AIRLINES, INC.



By
  --------------------------------------
Its
   -------------------------------------




P.A. No. 1979

6-1162-AKP-105


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

References:      (a) Purchase Agreement No. 1979 (PA 1979), dated as of
                     even date herewith, between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to the Model 767-323ER Aircraft described therein (PA 1979 Aircraft)

                 (b) Purchase Agreement No. 1513 dated as of June 23, 1989
                     (PA 1513) between Boeing and Customer relating to the Model 767-323ER Aircraft described therein (PA 1513 Aircraft)

                 (c) Letter Agreement 6-1162-AKP-017, dated as of May 28,
                     1997, to PA 1513

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements PA 1979 and PA 1513. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to PA 1979 or in PA 1513 (as appropriate).

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

5.          Confidential Treatment.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.






P.A. No.1979

American Airlines, Inc.
6-1162-AKP-105
Page 2



Very truly yours,

THE BOEING COMPANY



By
  ------------------------------------

Its         Attorney-In-Fact
   -----------------------------------


ACCEPTED AND AGREED TO this

Date:                           , 1997
     ---------------------------

AMERICAN AIRLINES, INC.



By
  ------------------------------------

Its
   -----------------------------------




P.A. No. 1979

Attachment A to
6-1162-AKP-105  Page 1


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. No. 1979

6-1162-AKP-106


American Airlines, Inc.
P. O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:              Purchase Agreement No. 1979 between The Boeing Company
                        and American Airlines, Inc. relating to Model 767-323ER
                        Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

6.          Confidential Treatment.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the applicable Purchase Agreement.



P.A. No. 1979

American Airlines, Inc.
6-1162-AKP-106 Page 2



Very truly yours,

THE BOEING COMPANY



By
   ----------------------------------------

Its            Attorney-In-Fact
   ----------------------------------------

ACCEPTED AND AGREED TO this

Date:                                      , 1997
     --------------------------------------

AMERICAN AIRLINES, INC.



By
   ----------------------------------------

Its
   ----------------------------------------



P.A. No. 1979

6-1162-AKP-109



American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:  Purchase Agreement No. 1980 between The Boeing Company and American
            Airlines, Inc. relating to Model 777-223IGW Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

4.       Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or the Purchase Agreement.





P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-109  Page 2


Very truly yours,

THE BOEING COMPANY



By
   ------------------------------------------

Its            Attorney-In-Fact
   ------------------------------------------

ACCEPTED AND AGREED TO this

Date:                                  , 1997
   -----------------------------------

AMERICAN AIRLINES, INC.



By
   ------------------------------------------

Its
   ------------------------------------------




P.A. No. 1980

6-1162-AKP-110


American Airlines, Inc.
P.O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:       Purchase Agreement No. 1980 between The Boeing Company and
                 American Airlines, Inc. relating to Model 777-223IGW aircraft


         This letter agreement ("Letter Agreement") is entered into on the date below, and constitutes a part of the above-referenced Purchase Agreement, as the same may hereafter be amended, modified or supplemented and including, without limitation, as part thereof the exhibits, appendices, schedules, attachments and letter agreements thereto (the "777-223IGW Purchase Agreement").

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

         12. CONFIDENTIAL TREATMENT. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Applicable Purchase Agreements.







P.A. No.1980

American Airlines, Inc.
6-1162-AKP-110 Page 2




Very truly yours,

THE BOEING COMPANY


By
  ------------------------------------

Its     Attorney-In-Fact
   -----------------------------------

ACCEPTED AND AGREED TO this
     day of                          , 1997:
----       --------------------------

AMERICAN AIRLINES, INC.


By
  -----------------------------------

Its
   ----------------------------------


Attachment A:    [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                 SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                 REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment B:    [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                 SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                 REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment C:    [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                 SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                 REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment D:    [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                 SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                 REQUEST FOR CONFIDENTIAL TREATMENT.]
Attachment E:    [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                 SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                 REQUEST FOR CONFIDENTIAL TREATMENT.]






P.A. No.1980

                               ATTACHMENT A-1 TO
                        LETTER AGREEMENT 6-1162-AKP-110




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                               ATTACHMENT A-2 TO
                        LETTER AGREEMENT 6-1162-AKP-110



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                               ATTACHMENT A-3 TO
                        LETTER AGREEMENT 6-1162-AKP-110


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                               ATTACHMENT A-4 TO
                        LETTER AGREEMENT 6-1162-AKP-110


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                               ATTACHMENT A-5 TO
                        LETTER AGREEMENT 6-1162-AKP-110


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                               ATTACHMENT A-6 TO
                        LETTER AGREEMENT 6-1162-AKP-110




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                               ATTACHMENT A-7 TO
                        LETTER AGREEMENT 6-1162-AKP-110



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                               ATTACHMENT A-8 TO
                        LETTER AGREEMENT 6-1162-AKP-110




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                               ATTACHMENT A-9 TO
                        LETTER AGREEMENT 6-1162-AKP-110




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                               ATTACHMENT A-10 TO
                        LETTER AGREEMENT 6-1162-AKP-110



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                               ATTACHMENT A-11 TO
                        LETTER AGREEMENT 6-1162-AKP-110




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                                ATTACHMENT B TO
                  LETTER AGREEMENT 6-1162-AKP-110 (MODEL 777)




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                                ATTACHMENT C TO
                  LETTER AGREEMENT 6-1162-AKP-110 (MODEL 777)




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Attachment D to
6-1162-AKP-110
Page 1



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]








P.A. No. 1980

6-1162-AKP-111


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:     Aircraft Performance Guarantees

Reference:   Purchase Agreement No. 1980 between The Boeing Company and
             American Airlines, Inc. relating to Model 777-223IGW Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

1.       Aircraft Performance Guarantees.

         The only Performance Guarantees applicable to the Aircraft are those set forth in Attachment A hereto. Such Performance Guarantees are exclusive and will expire upon delivery of the Aircraft to Customer.

2.       Confidential Treatment.

         Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement






P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-111  Page 2



or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.


Very truly yours,

THE BOEING COMPANY



By
   ----------------------------------------

Its            Attorney-In-Fact
   ----------------------------------------

ACCEPTED AND AGREED TO this

Date:                                , 1997
     --------------------------------

AMERICAN AIRLINES, INC.



By
   ----------------------------------------
Its
   ----------------------------------------

Attachment





P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 1




                  MODEL  777 200 IGW  PERFORMANCE  GUARANTEES
                                GE90-90B ENGINES

          SECTION                   CONTENTS

             1            AIRCRAFT MODEL APPLICABILITY
             2            FLIGHT PERFORMANCE
             3            MANUFACTURER'S EMPTY WEIGHT
             4            SOUND LEVELS
             5            AIRCRAFT CONFIGURATION
             6            GUARANTEE CONDITIONS
             7            GUARANTEE COMPLIANCE
             8            EXCLUSIVE GUARANTEES


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 2



1    AIRCRAFT MODEL APPLICABILITY

     The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 777-200 IGW Aircraft with a maximum takeoff weight of 648,000 pounds, a maximum landing weight of 460,000 pounds, and a maximum zero fuel weight of 430,000 pounds, and equipped with Boeing furnished GE90-90B engines.

2    FLIGHT PERFORMANCE

2.1  TAKEOFF

     The FAA approved takeoff field length at a gross weight at the start of the ground roll of 648,000 pounds, at a temperature of 86degreesF, at a sea level altitude, an alternate forward center of gravity limit of 23 percent of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be more than the following guarantee value:

                         GUARANTEE:       10,800  Feet

2.2  LANDING

     The operational landing field length at a gross weight of 460,000 pounds, at a sea level altitude, on a standard day, using an FAA approved flap setting, and satisfying the conditions and operating rules defined below, shall not be more than the following guarantee value:

                         GUARANTEE:       5,100   Feet

     Conditions and operating rules:

          The operational landing field length is defined as 115 percent of the horizontal distance from 50 feet altitude to a complete stop.

          The approach speed will be VREF+5 KEAS

          The air time from 50 feet altitude to main gear touchdown will be
          4.56 seconds.


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 3


          The speed at 50 feet altitude will be defined as the approach speed. The speed at main gear touchdown will be 98.38 percent of the speed at 50 feet altitude. The speed at brake application will be 97.05 percent of the speed at 50 feet altitude.

          The time delays from main gear touchdown will be as follows:

               Spoiler actuation                1 seconds
               Brake application                1 seconds
               Reverse thrust selection         2 seconds
               Reversers deployed               4 seconds

         The runway condition is wet. The wet runway coefficient of friction is defined to be 0.200.

         The airplane is in the landing configuration throughout.

         Reverse thrust application will be consistent with operating instructions provided by Boeing to the Customer. Reverse thrust operation with these instructions shall not exceed engine operating limitations provided by the engine manufacturer to Boeing.

2.3      MISSION

2.3.1    MISSION PAYLOAD

         The payload for a stage length of 6,491 nautical miles in still air (representative of a Dallas / Ft. Worth to Tokyo route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

         [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 4


        Conditions and operating rules:

        Stage              The stage length is defined as the sum  of the distances for the
        Length:            climbout maneuver, climb, cruise, and descent.

        Takeoff:           The airport altitude is 603 feet.

                           The airport temperature is 95degreesF.

                           The runway length is 13,400 feet.

                           An Aircraft  center of  gravity location  of 23  percent of  the mean aerodynamic chord.

                           Maximum takeoff thrust is used for the takeoff.

                           The takeoff gross weight shall conform to FAA Regulations.

        Climbout
        Maneuver:          Following the takeoff  to 35  feet, the Aircraft  accelerates to
                           250  KCAS  while climbing  to  1,500  feet  above the  departure airport altitude and retracting flaps and landing gear.

        Climb:             The Aircraft climbs from 1,500 feet  above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

                           The  Aircraft then  accelerates at a  rate of climb  of 500 feet per minute to a climb speed of 311 KCAS.

                           The climb  continues  at 311  KCAS  until  0.84 Mach  number  is reached.

                           The climb  continues at 0.84 Mach  number to  the initial cruise altitude.

                           The temperature is standard day during climb.


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 5



                   Maximum climb thrust is used during climb.

Cruise:            The Aircraft cruises at 0.84 Mach number.

                   The initial cruise altitude is 31,000 feet.

                   A step climb or multiple step climbs of  4,000 feet altitude may be used when beneficial to minimize fuel burn.

                   The temperature is standard day during cruise.

                   The cruise thrust  is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:           The  Aircraft descends  from the  final cruise  altitude at  250
                   KCAS to an  altitude of 1,500 feet above the destination airport altitude.

                   Throughout the  descent, the cabin  pressure will be  controlled to a maximum rate of  descent equivalent to 300 feet  per minute at sea level.

                   The temperature is standard day during descent.

Approach           The  Aircraft decelerates  to  the  final approach  speed  while
and Landing        extending landing gear and flaps, then descends and lands.
Maneuver:

                   The destination airport altitude is 139 feet.


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 6


Fixed Allowances:  For  the  purpose of  this  guarantee  and  for  the purpose  of establishing  compliance  with  this  guarantee,  the  following shall be used as fixed quantities and allowances:

                   Taxi-out:
                           Fuel    1,080    Pounds
                           Time     0.250   Hours

                   Takeoff and Climbout Maneuver:
                           Fuel     1,670   Pounds
                           Distance         4.7      Nautical Miles

                   Approach and Landing Maneuver:
                           Fuel     540     Pounds

                   Taxi-in (shall be consumed from the reserve fuel):
                           Fuel     580     Pounds
                           Time     0.133   Hours

                   Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL MATERIAL OMITTED AND
                   FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
                   PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

                   [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                   THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
                   FOR CONFIDENTIAL TREATMENT.]




P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 7


2.3.2    MISSION BLOCK FUEL

         The block fuel for a stage length of 6,491 nautical miles in still air (representative of a Dallas / Ft. Worth to Tokyo route) with a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

         [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

         Conditions and operating rules are the same as Paragraph 2.3.1 except as follows:

         Block Fuel:      The block fuel is  defined as the sum of the fuel used
                          for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

         Takeoff:         The airport altitude is 603 feet.

                          The takeoff gross weight is not limited by the airport conditions.

         Climb: The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

                          The Aircraft then accelerates at a rate of climb of 500 feet per minute to a climb speed of 310 KCAS.

                          The climb continues at 310 KCAS until 0.84 Mach number is reached.

         Fixed
         Allowances:      For the purpose of this guarantee and for the purpose
                          of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                          Operational Empty Weight, OEW (Paragraph 2.3.4):
                          [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] Pounds


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 8


                          Takeoff and Climbout Maneuver:
                             Fuel 1,650 Pounds
                             Distance    4.6 Nautical Miles

                          Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] Pounds

2.3.3    OPERATIONAL EMPTY WEIGHT basis

         The Operational Empty Weight (OEW) derived in Paragraph 2.3.4 is the basis for the mission guarantees of Paragraphs 2.3.1 and 2.3.2.

2.3.4    777-200 IGW WEIGHT SUMMARY - AMERICAN AIRLINES

                                                            Pounds
                                                            ------
Standard Model Specification MEW                            287,500
     Configuration Specification D019W004 Rev. A
          dated  29 February 1996

      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]




P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 9


                             Quantity    Pounds    Pounds

* Seat Weight Included:                              #

      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


2.3.5    STANDARD AND OPERATIONAL ITEMS ALLOWANCE


                              Qty   Pounds   Pounds   Pounds
Standard Items Allowance                               7,377

   Unusable Fuel                                625
   Oil                                          175
   Oxygen Equipment                              70
      Passenger Portable      10        70
   Miscellaneous Equipment                       72
      First Aid Kits           4        12
      Crash Axe                1         3
      Megaphones               2         7
      Flashlights             13        18
      Fire Gloves              1         1
      Smoke Goggles            4         1
      Smoke Hoods              6        30
   Galley Structure &
        Fixed Inserts                         6,435

Operational Items Allowance                                #

   Crew and Crew Baggage                      2,030
      Flight Crew              2       430
      Cabin Crew              10     1,600
   Catering Allowance
        (2.5 meals)                               #
      First Class              #         #
      Business Class           #         #
      Economy Class            #         #
   Passenger Service
        Equipment                                          #
   Potable Water -
        172 Gallons                                    1,434
   Waste Tank Disinfectant                               150
   Emergency Equipment                                 1,980
      Slide Rafts              8     1,512
      Life Vests               #         #
      Locator Transmitter      2         7

-----------
# [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 10


   Cargo System                                 #
      Fwd LD-3 Containers      #        #
      Aft LD-3 Containers      #        #

Total Standard and Operational Items Allowance            #

-----------
# [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


2.3.6    AMERICAN AIRLINES LOPA 777-200 IGW ICX-8183

         [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


3        MANUFACTURER'S EMPTY WEIGHT

3.1 The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 3-60-00 of Detail Specification D019W004 plus one percent.

3.2 The maximum structural payload, as represented by the maximum design zero fuel weight minus the OEW (based on the American Airlines weight allowances derived in Paragraph 2.3.4) shall not be less than the following guarantee value:

         [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 11


4        SOUND LEVELS

4.1      COMMUNITY SOUND LEVELS

         The Aircraft shall be certified in accordance with Stage 3 requirements of FAR Part 36, essentially equivalent to ICAO Annex 16, Volume 1, Chapter 3.

4.2      INTERIOR SOUND LEVELS IN FLIGHT

         The sound level at the head position of a seated pilot or passenger during cruise shall not be more than the following guarantee value:

         Overall Sound Pressure Levels              OASPL
                                                    -----

         Pilot's Inboard Ear            NOMINAL:    77 dB
                                        TOLERANCE:  +3 dB
                                        GUARANTEE:  80 dB

         Passenger Aisle Seats          NOMINAL:    82 dB
         Forward of Station 620         TOLERANCE:  +3 dB
                                        GUARANTEE:  85 dB

         Passenger Aisle Seats          NOMINAL:    86 dB
         At Station 804 and             TOLERANCE:  +3 dB
         Aft to Station 1250            GUARANTEE:  89 dB

         Passenger Aisle Seats          NOMINAL:    89 dB
         At Station 1300 and Aft        TOLERANCE:  +2 dB
                                        GUARANTEE:  91 dB

     Speech Interference Levels                       SIL
                                                      ---

         Pilot's Inboard Ear            NOMINAL:    64 dB
                                        TOLERANCE:  +3 dB
                                        GUARANTEE:  67 dB

         Passenger Aisle Seats          NOMINAL:    64 dB
                                        TOLERANCE:  +3 dB
                                        GUARANTEE:  67 dB

4.3  RAMP SOUND LEVELS

     The sound level at ramp locations during aircraft ground operation shall not be more than the following guarantee value:


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 12


     A-weighted Sound Levels                   dBA
                                               ---
     Forward and Aft            NOMINAL:    81 dBA
     Cargo Doors                TOLERANCE:  +2 dBA
                                GUARANTEE:  83 dBA

     Passenger Entry Doors      NOMINAL:    77 dBA
     (left side)                TOLERANCE:  +2 dBA
                                GUARANTEE:  79 dBA

     Underwing Fueling          NOMINAL:    78 dBA
     Locations                  TOLERANCE:  +2 dBA
                                GUARANTEE:  80 dBA

     20-meter perimeter         NOMINAL:    86 dBA
     (with APU Exhaust          TOLERANCE:  +2 dBA
     Muffler 4900CG7003)        GUARANTEE:  88 dBA

5    AIRCRAFT CONFIGURATION

5.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision A of Detail Specification D019W004 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2 The guarantee payload of Paragraph 2.3.1 and the Maximum Structural Payload guarantee of Paragraph 3.2 will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer's Empty Weight guarantee of Paragraph 3.1 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

     (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 13

     (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

6    GUARANTEE CONDITIONS

6.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 777-200 Certification Basis regulations specified in the Type Certificate Data Sheet T-00001SE, Revision 4, dated April 18, 1996.

6.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4 The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 235 mph tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

6.5 The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 14


     operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 212 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75degreesF, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 7,600 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 50 percent). The APU is turned off unless otherwise specified.

6.6 The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 30 percent of the mean aerodynamic chord.

6.7  Performance, where applicable, is based on a fuel Lower Heating Value
     (LHV) of 18,580 BTU per pound and a fuel density of 6.70 pounds per U.S. gallon.

6.8 Sound pressure levels are measured in decibels (dB) referred to the standard reference pressure of 20 micro Pascals. Overall sound pressure level (OASPL) is defined to be the sound pressure level for the frequency range from 45 to 11,200 Hz. Speech interference level (SIL) is defined to be the arithmetic average of sound pressure levels in the three octave bands with center frequencies at 1,000, 2,000 and 4,000 Hz. A-weighted sound level (dBA) is as defined in American National Standards Association S1.4-1983 for the frequency range from 45 to 11,200 Hz.

6.9 The guarantee for interior sound levels in flight pertains to normal operation of an Aircraft in cruise during straight and level flight at an altitude of 35,000 feet at 0.84 Mach number. All BFE galley inserts and inflight entertainment systems with associated cooling equipment, if any, will be turned off. The Aircraft shall have a



P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 15


     complete interior installation including standard thermal/acoustic insulation, all lining and partition panels, a full ship set of fabric upholstered seats and floor covering in the passenger cabin and flight deck consisting of a carpet. The interior configuration is defined in LOPA ICX-8183. The procedures used for the measurement of interior sound levels shall be equivalent to those in SAE ARP 1323.

6.10 The guarantee for ramp sound levels pertains to a parked Aircraft during in service turn around with the APU, all environmental control system packs, environmental control system recirculation fans, electronic equipment cooling fans and vent fans operating, and with the main propulsion engines not operating. The guarantee for ramp sound levels on the 20-meter perimeter pertains to sound levels measured on a rectangular perimeter 20 meters on either side of the Aircraft centerline, 20 meters forward of the nose of the fuselage and 20 meters aft of the tail of the fuselage. The aircraft configuration must include the APU exhaust muffler (4900CG7003). The procedures used for the measurement of ramp sound levels shall be equivalent to those in SAE ARP 1307.

7    GUARANTEE COMPLIANCE

7.1 Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of
     Section 5 and the guarantee conditions of Section 6.

7.2 Compliance with the takeoff guarantee, the takeoff portion of the mission guarantees, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 777-200IGW except that the takeoff weight used to show compliance with Paragraphs 2.1, 2.3.1, and
     2.3.2 may exceed the takeoff weight limit appearing on the Weight Limitations page in the FAA approved Airplane Flight Manual for the Model 777-200IGW in which case such guarantee


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 16


     compliance shall not be construed as authorizing operation at such a weight.

7.3 Compliance with the distance portion of the landing guarantee shall be established by calculations of segment performance based on flight and ground test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.4 Compliance with the ground roll reverser retarding force portion of the landing guarantee shall be established by calculations of segment performance based on flight and ground test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.5 Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.6 Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee shall not be contingent upon acceptance of a Change Request, Master Change, Change Order, or other changes to allow operation at an alternate forward center of gravity limit.

7.7 The OEW used for compliance with the mission guarantees and the maximum structural payload guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 3-60-00 of the Detail Specification.

7.8 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

7.9 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
GE90-90B Engines
Page 17


7.10 Compliance with the guarantees for interior sound levels in flight and ramp sound levels during ground operation shall be demonstrated by reports based on a sound level survey on the Customer's Aircraft, a production 777-200 aircraft, or on another aircraft acoustically similar to the Customer's Aircraft, whichever is available as determined by Boeing. Compliance will be based on sound level measurements from a representative number of seats. These sound levels shall be adjusted for sound level increases resulting from Buyer Furnished Equipment, Boeing Purchased Equipment, and from changes to the Configuration Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement. Compliance with the guarantee for ramp sound levels shall be demonstrated by Boeing Document D047W211.

7.11 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

8    EXCLUSIVE GUARANTEES

     The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

   MODEL  777-200 IGW  PERFORMANCE  GUARANTEES
              TRENT 892 ENGINES

      SECTION                  CONTENTS

         1       AIRCRAFT MODEL APPLICABILITY
         2       FLIGHT PERFORMANCE
         3       MANUFACTURER'S EMPTY WEIGHT
         4       SOUND LEVELS
         5       AIRCRAFT CONFIGURATION
         6       GUARANTEE CONDITIONS
         7       GUARANTEE COMPLIANCE
         8       EXCLUSIVE GUARANTEES


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 18


1    AIRCRAFT MODEL APPLICABILITY

         The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 777- 200 IGW Aircraft with a maximum takeoff weight of at least 648,000 pounds, a maximum landing weight of 460,000 pounds, and a maximum zero fuel weight of 430,000 pounds, and equipped with Boeing furnished Trent 892 engines.

2    FLIGHT PERFORMANCE

2.1  TAKEOFF

     The FAA approved takeoff field length at a gross weight at the start of the ground roll of 648,000 pounds, at a temperature of 86 degrees F, at a sea level altitude, an alternate forward center of gravity limit of 23 percent of the mean aerodynamic chord and using maximum takeoff thrust, shall not be more than the following guarantee value:

                           GUARANTEE:     10,500 Feet

2.2  LANDING

     The operational landing field length at a gross weight of 460,000 pounds, at a sea level altitude, on a standard day, using an FAA approved flap setting, and satisfying the conditions and operating rules defined below, shall not be more than the following guarantee value:

                           GUARANTEE:     5,100 Feet

     Conditions and operating rules:

         The operational landing field length is defined as 115 percent of the horizontal distance from 50 feet altitude to a complete stop.

         The approach speed will be VREF+5 KEAS

         The air time from 50 feet altitude to main gear touchdown will be 4.56 seconds.


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 19


         The speed at 50 feet altitude will be defined as the approach speed. The speed at main gear touchdown will be 98.38 percent of the speed at 50 feet altitude. The speed at brake application will be 97.05 percent of the speed at 50 feet altitude.

         The time delays from main gear touchdown will be as follows:

              Spoiler actuation               1 seconds
              Brake application               1 seconds
              Reverse thrust selection        2 seconds
              Reversers deployed              4 seconds

         The runway condition is wet. The wet runway coefficient of friction is defined to be 0.200.

         The airplane is in the landing configuration throughout.

         Reverse thrust application will be consistent with operating instructions provided by Boeing to the Customer. Reverse thrust operation with these instructions shall not exceed engine operating limitations provided by the engine manufacturer to Boeing.

2.3      MISSION

2.3.1    MISSION PAYLOAD

         The payload for a stage length of 6,491 nautical miles in still air (representative of a Dallas / Ft. Worth to Tokyo route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

         [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 20


              Conditions and operating rules:

Stage
Length: The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:      The airport altitude is 603 feet.

              The airport temperature is 95 degrees F.

              The runway length is 13,400 feet.

              An Aircraft center of gravity location of 23 percent of the mean aerodynamic chord.

              Maximum takeoff thrust is used for the takeoff.

              The takeoff gross weight shall conform to FAA Regulations.

Climbout
Maneuver:     Following the takeoff to 35 feet, the Aircraft accelerates to 250
              KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb: The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 250 KCAS.

              The Aircraft then accelerates at a rate of climb of 500 feet per minute to a climb speed of 316 KCAS.

              The climb continues at 316 KCAS until 0.84 Mach number is reached.

              The climb continues at 0.84 Mach number to the initial cruise altitude.

              The temperature is standard day during climb.

              Maximum climb thrust is used during climb.


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 21

Cruise:       The Aircraft cruises at 0.84 Mach number.

              The initial cruise altitude is 31,000 feet.

              A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

              The temperature is standard day during cruise.

              The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent: The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

              Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

              The temperature is standard day during descent.

Approach
and Landing
Maneuver:     The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

              The destination airport altitude is 139 feet.

Fixed
Allowances:   For the purpose of this guarantee and for the purpose of
              establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 22

                 Taxi-out:
                    Fuel         900 Pounds
                    Time       0.250 Hours

                 Takeoff and Climbout Maneuver:
                    Fuel       1,925 Pounds
                    Distance     4.8 Nautical Miles

                 Approach and Landing Maneuver:

                    Fuel         560 Pounds

                 Taxi-in (shall be consumed from the reserve fuel):
                    Fuel         480 Pounds
                    Time       0.133 Hours

                 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


2.3.2    MISSION BLOCK FUEL

         The block fuel for a stage length of 6,491 nautical miles in still air (representative of a Dallas / Ft. Worth to Tokyo route) with a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

                 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 23

         Conditions and operating rules are the same as Paragraph 2.3.1 except as follows:

         Block Fuel:      The block fuel is  defined as the sum of the fuel
                          used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

         Takeoff:         The airport altitude is 603 feet.

                          The takeoff gross weight is not limited by the airport conditions.

         Fixed
         Allowances:      For the purpose of this guarantee and for the purpose
                          of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                          Operational Empty Weight, OEW (Paragraph 2.3.4):
                          [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] Pounds

                          Takeoff and Climbout Maneuver:
                               Fuel      1,900 Pounds
                               Distance    4.6 Nautical Miles

                          Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] Pounds

2.3.3    OPERATIONAL EMPTY WEIGHT BASIS

         The Operational Empty Weight (OEW) derived in Paragraph 2.3.4 is the basis for the mission guarantees of Paragraphs 2.3.1 and 2.3.2.

2.3.4    777-200 IGW WEIGHT SUMMARY - AMERICAN AIRLINES


                                                   Pounds
                                                   ------
Standard Model Specification MEW                   280,300
     Configuration Specification D019W004 Rev. A
          dated  29 February 1996

      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 24

Changes for: American Airlines

      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]




                          Quantity   Pounds   Pounds
* Seat Weight Included:                         #

---------------
# [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



2.3.5    STANDARD AND OPERATIONAL ITEMS ALLOWANCE

                          Qty   Pounds   Pounds     Pounds
Standard Items Allowance                             7,377

   Unusable Fuel                           625
   Oil                                     175
   Oxygen Equipment                         70
      Passenger Portable   10      70


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 25


   Miscellaneous Equipment                  72
      First Aid Kits                4       12
      Crash Axe                     1        3
      Megaphones                    2        7
      Flashlights                  13       18
      Fire Gloves                   1        1
      Smoke Goggles                 4        1
      Smoke Hoods                   6       30
   Galley Structure & Fixed
        Inserts                                  6,435

Operational Items Allowance                                 #

   Crew and Crew Baggage                         2,030
      Flight Crew                  2       430
      Cabin Crew                   10    1,600
   Catering Allowance (2.5 meals)                    #
      First Class                   #        #
      Business Class                #        #
      Economy Class                 #        #
   Passenger Service Equipment                   1,956
   Potable Water - 172 Gallons                   1,434
   Waste Tank Disinfectant                         150
   Emergency Equipment                           1,980
      Slide Rafts                   8     1,512
          #                         #         #
      [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]
      Locator Transmitter           2         7
   Cargo System                                      #
      Fwd LD-3 Containers           #         #
      Aft LD-3 Containers           #         #

Total Standard and Operational Items Allowance                 #

-----------
# [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

2.3.6    AMERICAN AIRLINES LOPA 777-200 IGW ICX-8183


         [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 26


3    MANUFACTURER'S EMPTY WEIGHT

3.1 The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 3-60-00 of Detail Specification D019W004 plus one percent.

3.2 The maximum structural payload, as represented by the maximum design zero fuel weight minus the OEW (based on the American Airlines weight allowances derived in Paragraph 2.3.4) shall not be less than the following guarantee value:

     NOMINAL:    [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     TOLERANCE:  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     GUARANTEE:  CONFIDENTIAL TREATMENT.]

4    SOUND LEVELS

4.1  COMMUNITY SOUND LEVELS

     The Aircraft shall be certified in accordance with Stage 3 requirements of FAR Part 36, essentially equivalent to ICAO Annex 16, Volume 1, Chapter 3.

4.2  INTERIOR SOUND LEVELS IN FLIGHT

     The sound level at the head position of a seated pilot or passenger during cruise shall not be more than the following guarantee value:

     Overall Sound Pressure Levels               OASPL
                                                 -----

         Pilot's Inboard Ear       NOMINAL:      77  dB
                                   TOLERANCE:    +3  dB
                                   GUARANTEE:    80  dB
     Passenger Aisle Seats         NOMINAL:      82  dB
     Forward of Station 620        TOLERANCE:    +3  dB
                                   GUARANTEE:    85  dB
     Passenger Aisle Seats         NOMINAL:      86  dB
     At Station 804 and            TOLERANCE:    +3  dB
     Aft to Station 1250           GUARANTEE:    89  dB



P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 27


     Passenger Aisle Seats         NOMINAL:      92  dB
     At Station 1300 and Aft       TOLERANCE:    +2  dB
                                   GUARANTEE:    94  dB

     Speech Interference Levels
                                                     SIL
                                                     ---

     Pilot's Inboard Ear           NOMINAL:      64  dB
                                   TOLERANCE:    +3  dB
                                   GUARANTEE:    67  dB

     Passenger Aisle Seats         NOMINAL:      64  dB
                                   TOLERANCE:    +3  dB
                                   GUARANTEE:    67  dB

4.3  RAMP SOUND LEVELS

     The sound level at ramp locations during aircraft ground operation shall not be more than the following guarantee value:

     A-weighted Sound Levels                         dBA
                                                     ---

         Forward and Aft           NOMINAL:      81  dBA
         Cargo Doors               TOLERANCE:    +2  dBA
                                   GUARANTEE:    83  dBA

         Passenger Entry Doors     NOMINAL:      77  dBA
         (left side)               TOLERANCE:    +2  dBA
                                   GUARANTEE:    79  dBA



P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 28


         Underwing Fueling         NOMINAL:      78  dBA
         Locations                 TOLERANCE:    +2  dBA
                                   GUARANTEE:    80  dBA
         20-meter perimeter        NOMINAL:      86  dBA
         (with APU Exhaust         TOLERANCE:    +2  dBA
         Muffler 4900CG7003)       GUARANTEE:    88  dBA

5    AIRCRAFT CONFIGURATION

5.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Revision A of Detail Specification D019W004 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

5.2 The guarantee payload of Paragraph 2.3.1 and the Maximum Structural Payload guarantee of Paragraph 3.2 will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer's Empty Weight guarantee of Paragraph 3.1 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

     (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

     (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

6    GUARANTEE CONDITIONS

6.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 29


     specified variations therefrom; altitudes are pressure altitudes.

6.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 777-200 Certification Basis regulations specified in the Type Certificate Data Sheet T-00001SE, Revision 4, dated April 18, 1996.

6.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4 The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 235 mph tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

6.5 The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 212 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees F, and all air conditioning systems operating normally. This


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 30


     operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 7,600 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 50 percent). The APU is turned off unless otherwise specified.

6.6 The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 30 percent of the mean aerodynamic chord.

6.7  Performance, where applicable, is based on a fuel Lower Heating Value
     (LHV) of 18,580 BTU per pound and a fuel density of 6.70 pounds per U.S. gallon.

6.8 Sound pressure levels are measured in decibels (dB) referred to the standard reference pressure of 20 micro Pascals. Overall sound pressure level (OASPL) is defined to be the sound pressure level for the frequency range from 45 to 11,200 Hz. Speech interference level (SIL) is defined to be the arithmetic average of sound pressure levels in the three octave bands with center frequencies at 1,000, 2,000 and 4,000 Hz. A-weighted sound level (dBA) is as defined in American National Standards Association S1.4-1983 for the frequency range from 45 to 11,200 Hz.

6.9 The guarantee for interior sound levels in flight pertains to normal operation of an Aircraft in cruise during straight and level flight at an altitude of 35,000 feet at 0.84 Mach number. All BFE galley inserts and inflight entertainment systems with associated cooling equipment, if any, will be turned off. The Aircraft shall have a complete interior installation including standard thermal/acoustic insulation, all lining and partition panels, a full ship set of fabric upholstered seats and floor covering in the passenger cabin and flight deck consisting of a carpet. The interior configuration is defined in LOPA ICX-8183. The procedures used for the measurement of interior sound levels shall be equivalent to those in SAE ARP 1323.


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 31


6.10 The guarantee for ramp sound levels pertains to a parked Aircraft during in service turn around with the APU, all environmental control system packs, environmental control system recirculation fans, electronic equipment cooling fans and vent fans operating, and with the main propulsion engines not operating. The guarantee for ramp sound levels on the 20-meter perimeter pertains to sound levels measured on a rectangular perimeter 20 meters on either side of the Aircraft centerline, 20 meters forward of the nose of the fuselage and 20 meters aft of the tail of the fuselage. The aircraft configuration must include the APU exhaust muffler (4900CG7003). The procedures used for the measurement of ramp sound levels shall be equivalent to those in SAE ARP 1307.

7    GUARANTEE COMPLIANCE

7.1 Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of
     Section 5 and the guarantee conditions of Section 6.

7.2 Compliance with the takeoff guarantee, the takeoff portion of the mission guarantees, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 777-200IGW except that the takeoff weight used to show compliance with Paragraphs 2.1, 2.3.1, and
     2.3.2 may exceed the takeoff weight limit appearing on the Weight Limitations page in the FAA approved Airplane Flight Manual for the Model 777-200IGW in which case such guarantee compliance shall not be construed as authorizing operation at such a weight.

7.3 Compliance with the distance portion of the landing guarantee shall be established by calculations of segment performance based on flight and ground test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 32


7.4 Compliance with the ground roll reverser retarding force portion of the landing guarantee shall be established by calculations of segment performance based on flight and ground test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.5 Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.6 Compliance with the takeoff guarantee and the takeoff portion of the mission guarantee shall not be contingent upon acceptance of a Change Request, Master Change, Change Order, or other changes to allow operation at an alternate forward center of gravity limit.

7.7 The OEW used for compliance with the mission guarantees and the maximum structural payload guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 3-60-00 of the Detail Specification.

7.8 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

7.9 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.10 Compliance with the guarantees for interior sound levels in flight and ramp sound levels during ground operation shall be demonstrated by reports based on a sound level survey on the Customer's Aircraft, a production 777-200 aircraft, or on another aircraft acoustically similar to the Customer's Aircraft, whichever is available as determined by Boeing. Compliance will be based on sound level measurements from a representative


P.A. No. 1980

Attachment A to Letter Agreement
No. 6-1162-AKP-111
Trent 892 Engines
Page 33



     number of seats. These sound levels shall be adjusted for sound level increases resulting from Buyer Furnished Equipment, Boeing Purchased Equipment, and from changes to the Configuration Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement. Compliance with the guarantee for ramp sound levels shall be demonstrated by Boeing Document D047W211.

7.11 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

8    EXCLUSIVE GUARANTEES

     The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.



P.A. No. 1980

6-1162-AKP-112


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:              Purchase Agreement No. 1980 between The Boeing Company
                        and American Airlines, Inc. relating to Model
                        777-223IGW Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

8.          Confidential Treatment.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.

American Airlines, Inc.
6-1162-AKP-112 Page 2




Very truly yours,

THE BOEING COMPANY



By
  ----------------------------------------------

Its            Attorney-In-Fact
   ---------------------------------------------


ACCEPTED AND AGREED TO this

Date:                                     , 1997
      ------------------------------------

AMERICAN AIRLINES, INC.



By
  ----------------------------------------------

Its
   ---------------------------------------------


Attachments

Attachment A to
6-1162-AKP-112
Page 1




[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. No. 1980

Attachment B to
6-1162-AKP-112



[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]





P.A. No. 1980

P.A. No. 1980

6-1162-AKP-113


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:      777 Miscellaneous Commitments

Reference:    Purchase Agreement No. 1980 between The Boeing Company and
              American Airlines, Inc. relating to Model 777-223IGW Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

5.      Confidential Treatment.

        Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or the Purchase Agreement.


P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-113  Page 2


Very truly yours,

THE BOEING COMPANY



By
   --------------------------------

Its       Attorney-In-Fact
   --------------------------------


ACCEPTED AND AGREED TO this

Date:                               , 1997
     ------------------------------

AMERICAN AIRLINES, INC.



By
   --------------------------------

Its
    -------------------------------





P.A. No. 1980

6-1162-AKP-114


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:           Installation of Cabin Systems Equipment

Reference:         Purchase Agreement No. 1980 between The Boeing
                   Company and American Airlines, Inc. relating to Model
                   777-223IGW Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

Customer desires Boeing to install in the Aircraft the inflight entertainment and cabin communications systems (IFE/CCS) described in Attachment A to this Letter Agreement.

Because of the complexity of the IFE/CCS, special attention and additional resources will be required during the development, integration, certification, and manufacture of the Aircraft to achieve proper operation of the IFE/CCS at the time of delivery of the Aircraft. To assist Customer, Boeing will perform the functions of project manager (the Project Manager) as set forth in Attachment B.

1.   Responsibilities.

     1.1   Customer's responsibilities:

           1.1.1      Provide Customer's IFE/CCS system requirements to Boeing;

           1.1.2 Select the IFE/CCS suppliers (Vendors) from among those suppliers identified in the Change Requests listed in Attachment A to this Letter Agreement (Customer has selected such Vendors as of the date of this Letter Agreement);


P.A. No. 1980

American Airlines,Inc.
6-1162-AKP-114 Page 2

           1.1.3 Promptly after selecting Vendors, participate with Boeing in meetings with Vendors to ensure that Vendor's functional system specifications meet Customer's and Boeing's respective requirements;

           1.1.4 Select Vendor part numbers and provide such part numbers to Boeing by as soon as reasonably possible following Vendor selection (Customer has selected such part numbers as of the date of this Letter Agreement);

            1.1.5 Negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other terms desirable to Customer in its own discretion directly with Vendors;

            1.1.6 Provide pricing information for part numbers selected above to Boeing by a mutually selected date;

            1.1.7 Negotiate and obtain agreements with any required service providers; and

            1.1.8 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] to include in Customer's contract with any seat supplier a condition obligating such seat supplier to enter into and comply with a Boeing approved bonded stores agreement. This bonded stores agreement (in form and substance reasonably satisfactory to Boeing) will set forth the procedures concerning the use, handling and storage for the Boeing owned IFE/CCS equipment during the time such equipment is under the seat supplier's control.

     1.2    Boeing will in a timely manner:

            1.2.1 Responsibly perform the functions of Project Manager in accordance with the terms of this Letter Agreement and Attachment B;

            1.2.2 Provide Aircraft interface requirements to Vendors as specified in Boeing Document D6-36440, "Standard Cabin Systems Requirements Document" (SCSRD) and as specified in Section 3.A of Attachment B;

            1.2.3 Assist Vendors in the development of their IFE/CCS system specifications and approve such specifications;



P.A. No. 1980

American Airlines,Inc.
6-1162-AKP-114 Page 3

            1.2.4 Negotiate terms and conditions (except for price, product assurance, product support following Aircraft delivery and any other terms desirable to Customer in its own discretion) and enter into contracts with Vendors and manage such contracts for the IFE/CCS;

            1.2.5 Coordinate the resolution of technical issues with Vendors;

            1.2.6 Ensure that at time of Aircraft delivery the IFE/CCS configuration and functionality meets the requirements of the Detail Specification including all Change Requests contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time;

            1.2.7 Prior to or at delivery of the applicable Aircraft, obtain FAA certification of the Aircraft with the IFE/CCS installed therein, including the Systems Software identified in Section 2.1 of this Letter Agreement; and

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

2.   Software.

     IFE/CCS systems may contain software of the following two types:

     2.1 The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and it is considered a part of the IFE/CCS for purposes of this Letter Agreement.

     2.2 The software accessible to the Aircraft passengers and cabin crews which controls Customer's specified optional features is Customer's Software and it is not a part of the IFE/CCS for purposes of this Letter Agreement.

           2.2.1 Customer is solely responsible for specifying Customer's Software functional and performance requirements and ensuring that Customer's Software meets such requirements. Customer and Customer's Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer's Software. Boeing will not perform the functions and obligations described in Section 1.2 above, nor the Project Manager's functions described in Attachment B, for Customer's Software.


P.A. No. 1980

American Airlines,Inc.
6-1162-AKP-114 Page 4

           2.2.2 The omission of any Customer's Software or the lack of any functionality of Customer's Software will not be a valid condition for Customer's rejection of the Aircraft at the time of Aircraft delivery.

           2.2.3 Boeing has no obligation to approve any documentation to support Customer's Software certification. Notwithstanding the preceding sentence, Boeing will, however, only review and operate Customer's Software if in Boeing's reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

           2.2.4 Boeing will not be responsible for obtaining FAA certification for Customer's Software.

3.   Changes.

     3.1 After Boeing and Vendor have entered into a contract for the purchase of the IFE/CCS, changes to such contract may only be made by Boeing; provided, however, that such changes will be made with the prior consent of Customer. Notwithstanding the foregoing, Customer may request changes at any time. Any such Customer request for changes to the IFE/CCS specification after the Boeing/Vendor contract has been signed must be made in writing directly to Boeing. Boeing shall respond to such request by Customer in a timely manner. If such change is technically feasible and Boeing has the resources and time to incorporate such change, then Boeing shall negotiate with the Vendor to incorporate such change into the contract for the IFE/CCS. Any Vendor price increase resulting from such a change will be negotiated between Customer and Vendor.

     3.2 Boeing and Customer recognize that the developmental nature of the IFE/CCS may require changes to the IFE/CCS or the Aircraft in order to ensure (i) compatibility of the IFE/CCS with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the IFE/CCS installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within 15 days (or such longer period of time as may be mutually agreed in writing) after such notification Customer and Boeing through negotiations cannot mutually agree on the incorporation of any such change or alternate course of action, then the remedies available to Boeing in Section 5 shall apply.

     3.3 The incorporation into the Aircraft of any mutually agreed change to the IFE/CCS may result in Boeing adjusting the price of the Change Request contained in Attachment A to this Letter Agreement.



P.A. No. 1980

American Airlines,Inc.
6-1162-AKP-114 Page 5

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

    3.5 Boeing's obligation to obtain FAA certification of the Aircraft with the IFE/CCS installed is limited to the IFE/CCS as described in Attachment A, as Attachment A may be amended from time to time.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

4.   Exhibits B and C to the AGTA.

     IFE/CCS is deemed to be BFE for the purposes of the Product Assurance Document and the Customer Support Document.

5.   Remedies.

     5.1 If Customer does not comply with any of its material obligations set forth herein, Boeing will provide to Customer written notice of such non-compliance and in the event Customer has not cured such non-compliance by the date of compliance (which shall be a reasonable period of time in Boeing's reasonable judgment) provided in such notice, then Boeing may:

            5.1.1 to the extent that such delay is attributable to such non-compliance, take the following steps:

                        5.1.1.1 delay delivery of the Aircraft pursuant to the provisions of Article 7, "Excusable Delay", of the AGTA; or

                         5.1.1.2    deliver the Aircraft without part or all of
the IFE/CCS installed, or with part or all of the IFE/CCS inoperative (notwithstanding the provisions of Section 3.1 of the AGTA and even though such IFE/CCS is required in order to obtain certification of such Aircraft in accordance with such provisions), in either event Boeing shall be relieved of all obligations to install or certify such IFE/CCS; and

           5.1.2 also increase the Aircraft Price by the amount of Boeing's additional costs to the extent attributable to such noncompliance (except such cost increase shall not include any such costs Boeing has recovered from any Vendors involved), provided, however, Boeing will use best reasonable efforts to mitigate such costs. Notwithstanding the preceding sentence, Boeing has no obligation to recover costs from Vendors.

P.A. No. 1980

American Airlines,Inc.
6-1162-AKP-114 Page 6

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

6.   Advance Payments.

     6.1 An estimated price for the IFE/CCS purchased by Boeing will be included in the Aircraft Advance Payment Base Price to establish the Advance Payments for each Aircraft.

     6.2 The Aircraft Price will include the actual IFE/CCS prices and any associated transportation costs charged Boeing by Vendors.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

8.   Customer's Indemnification of Boeing.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

9.   Confidential Treatment.

     Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.



P.A. No. 1980

American Airlines,Inc.
6-1162-AKP-114 Page 7


Very truly yours,

THE BOEING COMPANY



By
  ------------------------------

Its       Attorney-In-Fact
    ----------------------------

ACCEPTED AND AGREED TO this

Date:                    , 1997
     --------------------

AMERICAN AIRLINES, INC.



By
  ------------------------------

Its
   ----------------------------


Attachments


P.A. No. 1980

Attachment A to
6-1162-AKP-114
Page 1


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. No. 1980

Attachment B to
6-1162-AKP-114
Page 1
                                  ATTACHMENT B
                                 PROJECT MANAGER



This Attachment B describes the functions that Boeing will perform as Project Manager to support (i) the development and integration of the IFE/CCS and (ii) the FAA certification of the IFE/CCS when installed on the Aircraft.

1.           Project Management.

             Boeing will perform the following functions for the IFE/CCS. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing's reasonable opinion do not significantly affect form, fit, function, cost or aesthetics. Boeing will be responsible for:

             A.     Managing the development of all program schedules;

             B. Evaluating and approving Vendor's program management and developmental plans;

             C.     Defining program metrics and status requirements;

             D.     Scheduling and conducting (including notifying Customer of)
                    (i) program status reviews and (ii) meetings to discuss any changes, at intervals mutually agreed to by Boeing and Customer. Customer will have the right to attend such status meetings between Boeing and Vendor regarding the Aircraft;

             E. Scheduling and conducting design and schedule reviews with Customer and Vendors;

             F.     Monitoring compliance with schedules;

             G. Evaluating and approving any recovery plans or plan revisions which may be required of either Vendors or Customer;

             H. Leading the development of a joint IFE/CCS project management plan (the Program Plan) and;

             I.     Managing the joint development of the System Specification.


P.A. No. 1980

Attachment B to
Letter Agreement No. 6-1162-AKP-114
Page 2


2.           System Integration.

             Boeing's performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems Integrator Boeing will perform the following functions:

             A. As required, assist Vendors in defining their system specifications for the IFE/CCS, approve such specifications and develop an overall system functional specification;

             B. Coordinate Boeing, Customer and Vendor teams to ensure sufficient Vendor and Vendor sub system testing and an overall cabin system acceptance test are included in the Program Plan; and

             C. Organize and conduct technical coordination meetings with Customer and Vendors to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.

3.           Seat Integration.

             A. Boeing will coordinate the interface requirements between seat suppliers and Vendors. Interface requirements are defined in Boeing Document Nos. D6-36230, "Passenger Seat Design and Installation"; D6-36238, "Passenger Seat Structural Design and Interface Criteria"; D222W232, "Seat Wiring and Control Requirements"; and D222W013-4, "Seat Assembly Functional Test Plan".

             B. The Vendors will be required to coordinate integration testing and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing.

             C. The Vendors will assist the seat suppliers in the preparation of seat assembly functional test plans.


P.A. No. 1980

6-1162-AKP-115


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:         Component and System Reliability Commitments

Reference:       Purchase Agreement No. 1980 between The Boeing Company and
                 American Airlines, Inc. relating to Model 777-223IGW Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

1. Component Reliability Mean Time Between Unscheduled Removal (MTBUR) and Mean Time Between Failure (MTBF) Program For Specified Components Manufactured To Boeing's Detailed Design.

            1.1         Scope.

                        1.1.1       Program Term.

                                    The Component Reliability MTBUR and MTBF
Program as set forth herein (the Program) will be, with respect to each Specified Component (as hereinafter defined), in effect for a term of five (5) consecutive years after delivery of the first Model 777 aircraft by Boeing to any customer in which the first of each such Specified Component is installed (the Program Term). Except as otherwise provided herein, all provisions of the Program and Boeing's obligations hereunder will terminate, with respect to each Specified Component, at the end of the last day of the Program Term applicable to each such Component.

                        1.1.2       Covered Aircraft.

                                    The Program will apply to any Specified
Component installed in any Aircraft operated by Customer (the Covered Aircraft) during the Program Term.

P.A. No. 1980

            1.2         Definitions.

                        For purposes of the Program, the following definitions will apply:

                        1.2.1       "BITE" means Built-In-Test Equipment.

                        1.2.2 "Chargeable Unscheduled Removal" for any Specified Component means the removal of such Component from a Covered Aircraft during any Reporting Period or Special Reporting Period for such Component due to a known or suspected malfunction or defect, including a removal made in response to BITE. However, the unscheduled removal of a Specified Component will not constitute a Chargeable Unscheduled Removal in any of the following events:

                                    (a)  The removal of the Specified Component
is caused by any operation, service or maintenance of such Component, the Covered Aircraft or a system in which such Component is installed which is not in accordance with Boeing's applicable written instructions, unless Customer can establish that such operation, service or maintenance is in accordance with recognized standards for commercial air carriers;

                                    (b)  The removal is for maintenance
convenience;

                                    (c)  The removal is for purposes of
condition analysis, other than any removals that are determined to be otherwise covered by this Letter Agreement;

                                    (d)  The removal is due to a cause which is
incidental to or a consequence of a failure of another part;

                                    (e)  Prior to such removal, a remedy for
the cause for such removal has been offered to Customer in writing by Boeing and Customer has not accomplished such remedy within the time period set forth
in Section   1.6.1 herein; or

                                    (f)  The removal is caused by Customer's
failure to repair or replace all faulty component parts of the Specified Component when performing service or maintenance on such Component.

                        1.2.3 "Customer's Fleet" or "Fleet" means all Covered Aircraft operated by Customer during any Reporting Period or Special Reporting Period.

P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-115   Page  3


                        1.2.4 "Fleet Achieved MTBF" or "Fleet Achieved MTBUR" for any Specified Component during any Reporting Period or Special Reporting Period for such Component is the value obtained by use of the following formula:

Fleet Achieved MTBF       =                   Fleet Component Hours
         or                                   ---------------------
Fleet Achieved MTBUR                    Fleet Verified Failures or Fleet
                                       Unscheduled Removals, respectively

                        1.2.5 "Fleet Component Hours" for any Specified Component are the total Fleet flying hours (Covered Aircraft takeoff to touchdown) during any Reporting Period or Special Reporting Period for such Component multiplied by the number of such Components per Covered Aircraft.

                        1.2.6 "Fleet Verified Failures" or "Fleet Unscheduled Removals" for any Specified Component are the total number of Verified Failures or Chargeable Unscheduled Removals, respectively, of such Component experienced by a Fleet during any Reporting Period or Special Reporting Period for such Component.

                        1.2.7 "MTBF Deficiency" or "MTBUR Deficiency" for any Specified Component occurs when, for any Reporting Period for such Component, four (4) or more Verified Failures or four (4) or more Chargeable Unscheduled Removals are experienced and the Fleet Achieved MTBF or Fleet Achieved MTBUR for such Reporting Period is less than the "Target Critical Value" with respect to such Component, as determined by the procedure in
Section 1.7 herein.

                        1.2.8 "Special MTBF Deficiency" or "Special MTBUR Deficiency" for any Specified Component occurs when, for any Special Reporting Period for such Component, three (3) or more Verified Failures or Chargeable Unscheduled Removals are experienced and Fleet Achieved MTBF or Fleet Achieved MTBUR for such Component during such Special Reporting Period does not exceed 50% percent of the MTBF or MTBUR Target for such Component.

                        1.2.9 "MTBUR Target" or "MTBF Target" for any Specified Component will be the applicable value specified for such Component in Section 1.9 herein.

                        1.2.10 "Reporting Period" for each Specified Component in a Fleet will be the number of consecutive months, including the month immediately preceding the month of any report furnished by Customer hereunder, during which at least four (4) Verified Failures or Chargeable Unscheduled Removals have occurred. The initial Reporting Period will commence on the first





P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-115   Page  4


day of the first full calendar month following the date Customer's first Covered Aircraft is delivered.

                        1.2.11 "Special Reporting Period" for each Specified Component in a Fleet will be the number of consecutive months, including the month immediately preceding the month of any report furnished by Customer hereunder, wherein (i) at least three (3) Verified Failures or Chargeable Unscheduled Removals of such Component occur and (ii) no more than three (3) Covered Aircraft are operated by Customer during such period.

                        1.2.12 "Specified Component" or "Component" means any part identified in Section 1.9 herein or any later configurations thereof installed on a Covered Aircraft or sold by Boeing to Customer as a spare part during the Program Term.

                        1.2.13 "Turnaround-Time" for each Specified Component during any Reporting Period or Special Reporting Period is the average time in calendar days consumed in the receiving, inspection, test, repair, modification, replacement, packaging and shipping preparation necessary to confirm or restore the serviceability of all such Components experiencing a Chargeable Unscheduled Removal or Verified Failure which are removed and processed during such Reporting Period or Special Reporting Period. Specific Turnaround-Time periods are defined as follows:

                                    (a)  For Specified Components processed by
Boeing, the Turnaround-Time will start on the date on which both the Component and Customer's return order or claim pertaining to such Component have been received by Boeing and will end on the date the serviceable or replacement Component is shipped by Boeing to Customer (which shall be fifteen (15) calendar days), plus a maximum of five (5) days transportation time for return shipment from Boeing to Customer. Boeing will use the most expeditious method of transportation, including air shipment, to the maximum extent practicable.

                                    (b)  For Specified Components processed by
Customer, the average Turnaround-Time will not exceed a period beginning with the date of removal of the Specified Component and ending fifteen (15) calendar days after such date, unless a longer period is (i) justified due to a delay by Boeing in providing parts required to repair or modify such Specified Components or (ii) established by agreement between Boeing and Customer.

                        1.2.14 "Verified Failure" for any Specified Component means an unscheduled removal of such Component from a Fleet during any Reporting Period or Special Reporting Period due to a failure in such Component where such failure is the primary cause for removal and is subsequently confirmed by Boeing's approved shop test, investigative processes, inspection findings or





P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-115   Page  5


BITE failure confirmation records. However, the unscheduled removal of a Specified Component due to a failure of such Component will not constitute a "Verified Failure" in any of the following events:

                                    (a)  The failure of such Specified
Component is caused by any operation, service or maintenance of such Component, the Covered Aircraft or a system in which such Component is installed which is not in accordance with Boeing's applicable written instructions, unless Customer can establish that such operation, service, maintenance or overhaul is in accordance with recognized standards for commercial air carriers;

                                    (b)  The failure of the Specified Component
is due to a cause which is incidental to or a consequence of a failure of another part;

                                    (c)  Prior to such failure a remedy for
such failure has been offered to Customer and Customer has not accomplished such remedy within the time period set forth in Section 1.6.1 herein; or

                                    (d)  The failure is caused by Customer's
failure to repair or replace all faulty or discrepant component parts of the Specified Component when performing service or maintenance on such Component.

            1.3         Remedies.

                        1.3.1 If Customer notifies Boeing within one hundred twenty (120) days after completion of the most recent Reporting Period or Special Reporting Period with respect to any Specified Component that an MTBUR Deficiency or an MTBF Deficiency exists or that a Special MTBUR Deficiency or Special MTBF Deficiency for such Specified Component for such Period exists; then Boeing will:

                                    (a)  Upon Customer's request, promptly
provide technical assistance and recommendations to Customer of the type and extent which Boeing determines in its reasonable opinion is appropriate for correcting such Deficiency;

                                    (b)  Promptly investigate the circumstances
and possible causes of any such Deficiency, and, if such investigation indicates a design review is appropriate, promptly initiate a review of the design of such Component and, if redesign is practicable, promptly redesign such Component. If such redesign requires modification of deficient Specified Components, Boeing will promptly either (i) modify such deficient Components at no charge to Customer or (ii) provide retrofit kits required to accomplish such modification at no-charge to Customer and reimburse Customer for the direct labor costs to incorporate such retrofit kits. Boeing's reimbursement amount will not exceed





P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-115   Page  6


Boeing's reasonable estimate of the labor hours required therefor by Customer, using the warranty labor reimbursement agreement then in effect between Boeing and Customer; and

                                    (c)  Upon Customer's request, promptly
provide to Customer on a no-charge loan basis the quantity of additional spare Specified Components, or component systems thereof, determined by the formula set forth in Section 1.8 herein. Such spare Specified Component(s) will be in a new or used-serviceable condition.

                        1.3.2 Upon receipt of each subsequent monthly report submitted by Customer pursuant to Section 1.5.2 herein, Boeing will monitor the Fleet Achieved MTBUR and/or Fleet Achieved MTBF with respect to the deficient Specified Component and, depending on the reliability performance of such Component, either (i) if a Deficiency continues to exist, and at Customer's request, promptly furnish any additional spare Component(s) available to Customer under the terms of the Program or (ii) if a Deficiency no longer exists and subject to separate agreement between Customer and Boeing, Boeing will:

                                    (a)  sell such loaned spare Component(s) to
Customer as additional follow-on spare parts, and/or

                                    (b)  arrange for the incorporation of such
loaned spare Component(s) in one or more of Customer's follow-on Aircraft.

            If Customer and Boeing cannot reach agreement on either alternative 1.3.2(a) or 1.3.2(b) above, Customer will be responsible for the return promptly after notice from Boeing to Customer of such failure to agree to Boeing of any spare Component(s) loaned hereunder.

            1.4         Extended Remedies.

                        Notwithstanding the expiration of the Program Term for any Specified Component, if an MTBUR Deficiency, Special MTBUR Deficiency, MTBF Deficiency or Special MTBF Deficiency exists with regard to such Specified Component on such expiration date, and Customer notifies Boeing of such Deficiency within one hundred twenty (120) days after such date, Boeing will either:

                        1.4.1 Extend the Program for such Specified Component until such Deficiency is corrected, in which case the provisions of
Section 1.3 herein will remain in full force and effect with respect to such Specified Component, or





P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-115   Page  7


                        1.4.2 Negotiate in good faith with Customer to reach a mutually agreeable settlement regarding such Deficiency.

            1.5.        Administrative Requirements.

                        1.5.1 If no MTBUR Deficiency, Special MTBUR Deficiency, MTBF Deficiency or Special MTBF Deficiency exists with respect to a Specified Component for any Reporting Period, or, if applicable, Special Reporting Period, no reports need be filed. If a Deficiency is being claimed, the reports identified in Section 1.5.2 below covering the Reporting Period or Special Reporting Period during which such Deficiency occurred will accompany such claim.

                        1.5.2 After such a Deficiency has been claimed or when any remedies, as set forth in Section 1.3 herein, are being provided to Customer, Customer will provide monthly reports to Boeing. Such reports will include the calculation of the Fleet Achieved MTBUR or Fleet Achieved MTBF for the most recently completed Reporting Period or, if applicable, Special Reporting Period (which will include the same number of months in the Reporting Period or Special Reporting Period initially selected by Customer pursuant to
Section 1.2.10 or 1.2.11 herein for the Specified Component involved) and will be submitted to Boeing within thirty (30) days after the last day of each successive month.

                        1.5.3 Upon request, Customer will submit to Boeing adequate proof that any removal of a Specified Component for a reason claimed by Customer to constitute a Chargeable Unscheduled Removal or Verified Failure does in fact constitute such Removal or such Failure. Customer will afford Boeing a reasonable opportunity to investigate the cause of any claimed Deficiency and will provide such additional information as is reasonably necessary to monitor the Program or to investigate any claimed Deficiency. Customer records supporting such reports and any additional pertinent information related thereto will be maintained for a minimum of one (1) year after submittal of the report or related information. All such records and any other data in Customer's possession reasonably required for the proper administration of the Program will, upon request, be made available at Customer's facilities for examination by Boeing.

                        1.5.4 All reports submitted to Boeing will be addressed to the attention of Boeing's Product Assurance Regional Manager at Renton, Washington.

            1.6.        Conditions and Limitations.

                        1.6.1 If, to improve the Fleet Achieved MTBUR or Fleet Achieved MTBF for a Specified Component, Boeing provides service bulletins,





P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-115   Page  8


service letters or other written instructions (instructions) or offers no-charge retrofit kits (kits) pertaining to such Component, Customer will accomplish such instructions or install such kits within a period of three hundred sixty-five (365) days after availability of such instructions or kits at Customer's facility or such longer period as may be established by mutual agreement between Boeing and Customer in their reasonable discretion. In the event that Customer requests in writing an extension beyond three hundred sixty-five (365) days, Boeing will not unreasonably withhold its agreement to such an extension. If Customer does not accomplish the instructions or install the kits within the time periods indicated, all removals of Specified Components affected by such instructions or kits which occur after expiration of such time periods and prior to accomplishment by Customer of such instructions or kits on all affected Specified Components in Customer's possession will be excluded from the calculations which determine whether or not remedies are available under the Program.

                        1.6.2 The Program is not a warranty or an agreement to modify any Specified Component to conform to new developments in the state of design or manufacturing art. Boeing's sole obligations under the Program and Customer's sole remedy and relief for all matters arising under or by virtue of the Program will be as set forth herein. This Section 1 and the rights and remedies of Customer and obligations of Boeing herein are subject to the disclaimer and release and Exclusion of Consequential and Other Damages provisions of Part 2 of Exhibit C to the AGTA. Notwithstanding the preceding sentence this shall not impede or waive Customer's rights under the Product Assurance Document.

            1.7         Determination of Target Critical Values for MTBUR and
              MTBF Targets.

                        1.7.1       Definitions.

                        R  =        number of Fleet Unscheduled Removals (for
                                    MTBUR) or Fleet Verified Failures (for
                                    MTBF) during Reporting Period.

                        M  =        applicable MTBUR Target or MTBF Target for
                                    the Specified Component (as set forth in Section 1.9 herein).

                        C  =        Critical Value Multiplier (determined using
                                    the table below) which corresponds to the value of "R" as defined above.
                                    (Interpolation is to be used for values not shown in the table below.)

                        1.7.2       Target Critical Value Calculation.





P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-115   Page  9


                                    The Target Critical Value (used to
determine if an MTBUR Deficiency or an MTBF Deficiency exists) for any Specified Component will be calculated as follows:

Target Critical Value = CM

                        1.7.3       Table of Critical Value Multipliers.

R           C             R          C
-           -             -          -
4          .436          18        .712
5          .486          19        .719
6          .525          20        .726
7          .556          25        .754
8          .582          30        .776
9          .604          40        .803
10         .622          50        .824
11         .638          75        .855
12         .652          100       .874
13         .665          200       .911
14         .677          300       .926
15         .687          400       .935
16         .697          500       .943
17         .704          1000      .946
          or more

            Note: The table values are derived from the chi-square confidence limits for the exponential distribution. Each critical value multiplier is the reciprocal of a 90% one-sided upper confidence limit.

            1.8         Additional Spare Specified Components Formula.

                        1.8.1       Definitions.

                                    M  =        applicable MTBUR or MTBF Target
                                                for the Specified Component

                                    m  =        Fleet Achieved MTBUR or MTBF

                                    N  =        total number of installed
                                                Specified Components, i.e.,
                                                number of Covered Aircraft
                                                operated during the Reporting
                                                Period or, if applicable,
                                                Special Reporting Period times
                                                the number of such Specified
                                                Components installed per
                                                Covered Aircraft





P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-115   Page  10


                                    T  =        Turnaround-Time (in calendar
                                                days)

                                    u  =        Average daily utilization
                                                (total actual Fleet flying
                                                hours, takeoff to touchdown,
                                                divided by total number of
                                                Fleet in-service calendar days)
                                                during the latest Reporting
                                                Period or, if applicable,
                                                Special Reporting Period

            The quantity of spare Specified Components (Q) to be offered pursuant to Section 1.3.1(c) is:

                        Q = (T)(u)(N)(M-m)
                                     -----
                                      (Mm)

                        1.8.2 If Q is less than 1, then Customer will be entitled to one (1) spare Specified Component. Any value of Q greater than 1 will be rounded to the nearest whole number.

            1.9         Specified Components.

                                                            Qty.
Part                  Part                                  Per               MTBUR             MTBF
Number                Name                                  A/C              Target           Target
------                ----                                  ---              ------           ------
285W0019-101          Card, ECS                              2               25,000           50,000
                      Miscellaneous

285W0114-1            Radio Tuning Panel                     3               13,500           15,000

285W0013-1            Entertainment                          1               50,000           77,000
                      Multi-Plexer/Controller

285W0027-1            Zone Mgt. Unit                         3               15,000           47,000

285W0025-1            Speaker Drive Mod.                     32              75,000          103,000

285W0029-1            Ovhd. Elec. Unit                      102             146,000          240,000

285W0012-1            Cabin Area                             3               16,000           25,000
                      Control Panel

285W0011-1            Cabin System                           1                6,000           24,000
                      Control Panel





P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-115   Page  11


285W0035-1            Seat Elec. Unit                       135             131,000          170,500

285W0034-1            Cabin System Mgt. Unit                 1               23,000           48,000

285W0024              Cabin Attnds. Handset                  10             108,000          120,000

285W0026-1            Pass. Address Cabin                    1                8,000           16,000
                      Interphone Controller

285W0037-101          Card File Power Supply                 1                7,800           13,000

285W0038-101          Card File Power Supply                 1                7,800           13,000

285W0020-101          Card File ARINC Signal                 4               15,000           25,000
                      Gateway Card

285W0212-1            OPAS OPCF                              2              409,500          455,000
                      Card File LRU

1.9         Specified Components. (continued)
            --------------------
                                                            Qty.
Part                  Part                                  Per               MTBUR             MTBF
Number                Name                                  A/C              Target           Target
------                ----                                  ---              ------           ------

285W0259-1            Ovhd. Panel ARINC 629                  2              103,000          120,000
                      S-PDCU LRU

285W0218-1            Ovhd. Panel ARINC 629                  4               71,000          120,000
                      S-OPIC Card

285W0219-1            Ovhd. Panel ARINC 629                  2               24,300           27,000
                      S-OPBC LRU

285W0023-1            Flap Slat Elec.                        2                5,000           15,000
                      Unit (FSEU)

285W0015-101          Warning Elec.                          2               11,500           15,000
                      Unit (WEU)

285W0017-101          WLG Card, Hyd.                         4               25,000           60,000
                      Ind. Module

Note: The above listing may be subject to change based on the ongoing design of the Aircraft systems in which the Specified Components will





P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-115   Page  12

            be incorporated. Should change occur, a final listing will be furnished Customer prior to delivery of the first Aircraft.

2.          Supplier Component Reliability And System Reliability Commitments.

            2.1         Supplier Commitments.

                        Boeing will use diligent efforts to obtain component reliability commitments and, for fault tolerant systems, system reliability commitments, enforceable by Customer, from suppliers of certain systems, accessories, equipment and parts which are selected and purchased by Boeing but which are not manufactured to Boeing's detailed design and which will be installed in the Aircraft at time of delivery (Supplier Commitments). Such Supplier Commitments will be based on the supplier's contractual targets for Mean Time Between Unscheduled Removals (MTBUR), Mean Time Between Failures
(MTBF) and, for fault tolerant systems, Mean Time between Maintenance Memos
(MTMM) or Mean Time between Status Messages (MTSM). Boeing will furnish copies of such Supplier Commitments to Customer in Boeing Document No. D6-56115, "Supplier Product Support and Product Assurance Document - All Boeing Model Airplanes," prior to delivery of the first Aircraft by Boeing to Customer.

            2.2         Boeing Support of Supplier MTBUR/MTBF and MTBMA
Commitments.

                        Customer will be responsible for submitting any reliability reports directly to suppliers, however if any supplier defaults in the performance of any material obligation with respect to the Supplier Commitments obtained by Boeing pursuant to Section 2.1 above, then the terms and conditions set forth in Section 1 of this Letter Agreement will apply with respect to the supplier component involved, as if such component was a "Specified Component" (as defined in Section 1.2.12 of such Section 1) provided by Boeing, except that:

                        2.2.1 Customer will, within three (3) months after the occurrence of such default, submit to Boeing's Product Assurance Regional Manager at Renton, Washington, reasonable proof that such default has occurred.

                        2.2.2 The MTBUR and MTBF target values used will be the target values specified in the Supplier Commitments obtained by Boeing as described in Section 2.1 above.

                        2.2.3 Boeing will have the right to assign any or all of its applicable obligations and liabilities with respect to Section 1 to any supplier that Boeing may select, provided that Boeing will remain obligated, pursuant to





P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-115   Page  13


this Section 2.2, to such applicable Section 1 provisions in the event of any further default by any such supplier.

                        2.2.4 Reliability will be measured in terms of MTMM or MTSM wherein the Maintenance Memo or Status Message, as applicable, is provided to the Aircraft's on-board maintenance system when internal components of the specified system have failed, but at least one additional and like failure would be required before Aircraft dispatch integrity requirements could no longer be met.

                        2.2.5 Reliability deficiencies would be based on an excessive level of Maintenance Memos or Status Messages wherefor removal of the specified system from the Aircraft would not be a requirement.

                        2.2.6 Remedies for such deficiencies would apply to the affected fleet of 777 aircraft as well as the Aircraft.

                        2.2.7 To support such fleet-wide remedies, all operators of 777 aircraft will be strongly encouraged to provide reliability data on a monthly basis whether or not they are claiming an MTMM or MTSM reliability deficiency.

At Boeing's request, Customer will assign to Boeing, and Boeing will be subrogated to, any of Customer's rights against such supplier as Boeing may reasonably require to permit Boeing to seek remedies from such supplier comparable to those provided by Boeing to Customer pursuant to such Section 1.

3.          Confidential Treatment.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.





P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-115   Page  14


Very truly yours,

THE BOEING COMPANY



By
  ----------------------------------------------
Its            Attorney-In-Fact
   ---------------------------------------------


ACCEPTED AND AGREED TO this

Date:                                     , 1997
      ------------------------------------
AMERICAN AIRLINES, INC.



By
  ----------------------------------------------

Its
   ---------------------------------------------





P.A. No. 1980

6-1162-AKP-116


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject:                Price Adjustment on Rolls-Royce Engines

Reference:              Purchase Agreement No. 1980 between The Boeing Company
                        and American Airlines, Inc. relating to Model
                        777-223IGW Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

1. It is understood by the parties that the Aircraft Basic Price of each Aircraft includes an aggregate Engine Price for two (2) Rolls-Royce Model RB211-Trent-892 Engines of Twenty-Four Million Two Hundred Seventy-Two Thousand One- Hundred Ten Dollars ($24,272,110). Such price may be adjusted by Rolls-Royce to reflect any change incorporated in such Engines in order to satisfy any new rules or regulations, or changes or amendments to the existing rules or regulations, issued by the FAA, or other applicable U.S. Federal Agency, after July 26, 1995 (Engine Modification).

2. Within 20 working days subsequent to the execution of the Purchase Agreement, Boeing will place a purchase order with Rolls-Royce for the Engines to be installed on the Aircraft. Notwithstanding other terms of this Letter Agreement, the Engine Price adjustment specified in Section 1 shall not apply to any Engines for which the scheduled delivery date to Boeing is less than twenty-four (24) months after the later of (i) the date of such purchase order between Boeing and Rolls-Royce or (ii) the date of Rolls-Royce notification to Boeing of such Engine Price adjustment.

3.          The parties therefore agree that notwithstanding the provisions of
Article 3 of the AGTA, if any Engine Modification is incorporated by Rolls-Royce on Engines installed on any of the Aircraft (other than Engines subject to Section 2 hereof): (i) Boeing will adjust the Aircraft Price of any such Aircraft by the amount that Rolls-Royce adjusts the Engine Price, as provided in Section 1 above; (ii) if any Engine Modification requires any change, modification



P.A. No. 1980
or alteration to the Aircraft on which such Engines are installed (Aircraft Modification), the cost of accomplishing the Aircraft Modification will be added to the Aircraft Price of such Aircraft; (iii) notwithstanding the provisions of Article 7 of the AGTA, the time of delivery of such Aircraft will be extended to the extent of any delay attributable to any such Engine Modification or Aircraft Modification and said delay will be deemed an Excusable Delay under the provisions of the Purchase Agreement; and (iv) Boeing will, if necessary, revise the Detail Specification as required to reflect the effects of any Engine Modification or Aircraft Modification.

4.          Confidential Treatment.

            Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.


Very truly yours,

THE BOEING COMPANY



By
  ----------------------------------------------

Its            Attorney-In-Fact
   ---------------------------------------------


ACCEPTED AND AGREED TO this

Date:                                     , 1997
      ------------------------------------

AMERICAN AIRLINES, INC.



By
  ----------------------------------------------

Its
   ---------------------------------------------



P.A. No. 1980

6-1162-AKP-117


American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:    Purchase Agreement Nos. 1977, 1978, 1979 and 1980 (collectively, the Purchase Agreements) between The Boeing Company and American
              Airlines, Inc. relating to Model 737-823, 757-223, 767-323ER and
              777-223IGW aircraft, respectively


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreements referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the applicable Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]



P.A. Nos. 1977, 1978, 1979 and 1980

American Airlines, Inc.
6-1162-AKP-117
Page 2




Very truly yours,

THE BOEING COMPANY



By
   --------------------------------

Its       Attorney-In-Fact
    -------------------------------

ACCEPTED AND AGREED TO this

Date:                               , 1997
      -----------------------------

AMERICAN AIRLINES, INC.



By
    -------------------------------

Its
    -------------------------------






P.A. Nos. 1977, 1978, 1979 and 1980

6-1162-AKP-118


American Airlines, Inc.
P. O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616


Subject: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

Reference:     Purchase Agreement No. 1980 between The Boeing Company and
               American Airlines, Inc. relating to Model 777-223IGW Aircraft


This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.]

6.      Confidential Treatment.

        Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the applicable Purchase Agreement.




P.A. No. 1980

American Airlines, Inc.
6-1162-AKP-118  Page 2

Very truly yours,

THE BOEING COMPANY



By
   -------------------------------

Its       Attorney-In-Fact
    ------------------------------

ACCEPTED AND AGREED TO this

Date:                               , 1997
      ----------------------------

AMERICAN AIRLINES, INC.



By
    ------------------------------

Its
     -----------------------------





P.A. No. 1980